UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5669

FIFTH THIRD FUNDS
(Exact Name of Registrant as Specified in Charter)

38 Fountain Square Plaza
Cincinnati, Ohio 45263
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including area code: (800) 282-5706

(Name and Address of Agent for Service)

E. Keith Wirtz	with a copy to:
President	David A. Sturms
Fifth Third Funds	Vedder Price P.C.
38 Fountain Square Plaza	222 North LaSalle Street
Cincinnati, Ohio 45263	Chicago, IL 60601

Date of fiscal year end: July 31

Date of reporting period: January 31, 2012

Item 1. Report to Stockholders.

Fifth Third Funds

2012 Stock and Bond Mutual Funds

Semi-Annual Report to Shareholders

January 31, 2012

Advised by:

F T A M

FIFTH THIRD ASSET MANAGEMENT

NOTICE OF DELIVERY OF PROSPECTUSES,
SEMI-ANNUAL REPORTS AND ANNUAL REPORTS
In order to reduce expenses of the Fifth Third Funds incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Fifth Third Funds may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 1-800-282-5706.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the Funds, which contains facts concerning the objectives and policies, management fees, expenses and other information.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and information regarding how the Funds voted relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, on the Funds’ website at www.fifththirdfunds.com or by calling 1-800-282-5706 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Schedules of Investments for periods ending April 30 and October 31 are filed on Form NQ and are available, without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov. They may be viewed at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330).

Fifth Third Funds are distributed by FTAM Funds Distributor, Inc., member FINRA. FTAM Funds Distributor, Inc. is not an affiliate of Fifth Third Bank, Fifth Third Funds or Fifth Third Asset Management, Inc. Fifth Third Asset Management, Inc. serves as Investment Advisor to Fifth Third Funds and receives a fee for its services.

Fifth Third Funds, like all mutual funds:
•	are NOT FDIC insured
•	have no bank guarantee
•	may lose value

Rev. 11/2010

FACTS	WHAT DOES Fifth Third Funds DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number and customer names
	■	customer addresses	and tax identification numbers
	■	account numbers	and account and transaction history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Fifth Third Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Fifth Third Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	No
For our affiliates to market to you	No	No
For nonaffiliates to market to you	No	No

Questions?	Call 800-282-5706 or go to http://fifththirdfunds.com/

Who we are
Who is providing this notice?	Fifth Third Funds

What we do
How does Fifth Third Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Fifth Third Funds	We collect your personal information, for example, when you
collect my personal information?
	■	open an account or conduct account
	■	transactions or request account information or
	■	when our service providers service your account.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

	■	sharing for affiliates’ everyday business purposes – information about your creditworthiness
	■	affiliates from using your information to market to you
	■	sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	■	Fifth Third Bank, Inc., Fifth Third Securities, Inc., Fifth Third Asset Management, Inc. See www.53.com for a list of all affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	■	State Street Bank and Trust, Boston Financial Data Services, FTAM Funds Distributor, Inc.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	■	None

Other important information
The Fifth Third Funds require its service providers to maintain technical, physical, and administrative safeguards. Additionally, when customer information is shared, the Fifth Third Funds require third parties to treat and maintain the privacy of customer information with the same degree of diligence and careful attention required by the Fifth Third Funds.

Table of Contents

Economic Outlook and Commentary Section	2

Management Discussion of Fund Performance
Small Cap Growth	4
Mid Cap Growth	5
Quality Growth	6
Dividend Growth	7
Micro Cap Value	8
Small Cap Value	9
All Cap Value	10
Disciplined Large Cap Value	11
Structured Large Cap Plus	12
Equity Index	13
International Equity	14
Strategic Income	15
Fifth Third LifeModel AggressiveSM	16
Fifth Third LifeModel Moderately AggressiveSM	17
Fifth Third LifeModel ModerateSM	18
Fifth Third LifeModel Moderately ConservativeSM	19
Fifth Third LifeModel ConservativeSM	20
High Yield Bond	21
Total Return Bond	22
Short Term Bond	23

Glossary of Terms	24

Schedules of Investments	26

Notes to Schedules of Investments	75

Statements of Assets and Liabilities	76

Statements of Operations	80

Statements of Changes in Net Assets	84

Statement of Cash Flows	101

Financial Highlights	102

Notes to Financial Highlights	124

Notes to Financial Statements	125

Supplemental Information	149
1

Our Message to You

With developments in Europe sending the world’s financial markets bouncing between the polar opposites of “risk-on” and “risk-off” mindsets on a regular basis through the second half of 2011, many investors elected to wait out the volatility in the perceived safety of U.S. Treasury securities. This tactic proved beneficial from a short-term perspective, but made for a challenging landscape for Fifth Third Funds shareholders.

Within the stock market, results reported during the six-month period ended January 31, 2012, included:

•	A 2.71% advance for the S&P 500 Index[1] of large cap stocks.

•	A 0.03% advance for the S&P 400 Index[1] of mid cap stocks.

•	A 3.44% advance for the S&P 600 Index[1] of small cap stocks.

•	A –10.42% decline for the MSCI EAFE Index[1] of international stocks.

The opening days of the period set the tone for much of the following six months as a Washington debate centered on the fiscal health – current and future – of the country led to an unprecedented downgrade in the credit rating of U.S. Treasury securities. In response, Treasuries rallied. Shortly thereafter, the Euro Zone financial mess revived itself, the stock market started a months-long slide, and political protests swept across the U.S. Again, in response, Treasuries rallied.

By period-end, gains on longer-term Treasuries, which also received a boost from the U.S. Federal Reserve’s Operation Twist program, trounced returns from all other asset classes, which lagged amid the largely “risk-off” sentiment. Initiated in October, Operation Twist featured $400 billion worth of short-term security sales by the Fed, which used the proceeds to purchase longer-term bonds. Elsewhere in the fixed income universe, municipal bonds enjoyed the second half of a year-long recovery from late 2010 woes, but corporate bonds and Mortgage-backed Securities struggled in the flight to safety. Short-term bonds continued to offer miniscule yields as the Fed vowed to keep its overnight lending rate near zero through 2014.

The overarching distaste for risk spread to the equity side of the markets as well, with stocks posting lackluster gains. Large cap growth stocks generally proved to be the best of a mediocre lot as investors sought out steady companies and reliable dividends, although more speculative names staged an impressive January rally to close the gap. International stocks finished the period with considerable losses, as European sovereign debt uncertainties loomed large and many commodity prices lost ground.

More broadly in the U.S., the economy offered less-than-inspiring signs of progress as the housing sector remained weak, secular deleveraging continued unabated, and optimism about the employment scene appeared misguided. Perhaps the most poignant assessment of the country’s economic outlook was offered by the Fed, which pledged to keep its Federal Funds Rate in a range of 0.0% to 0.25% until late 2014.

Given investors’ period-long attraction to Treasuries, the family of Fifth Third Funds struggled through the second half of 2011 and the opening month of 2012, despite our preference for higher-quality investments. But while the risk of further European-driven volatility remains high going forward, especially until the Greece situation is resolved to the point where it provides a framework for other struggling countries, we believe domestic stocks entered 2012 at attractive valuations. Furthermore, as investors weigh potential returns offered by miniscule Treasury yields versus asset classes that advance behind even modest growth rates, we believe the tide will turn back to stocks and non-government backed bonds.

As for the coming year, our expectations on the macro front include:

Positive but subpar growth in the U.S. gross domestic product (GDP). Talk of a double-dip recession is misguided, but given the sluggishness of key corners of the economy, we’re bracing for GDP to grow at a 2.0% clip in 2012. The biggest risks? A fractured European Union and oil price shocks.

Mixed labor conditions – at best. Structural challenges linger in the employment market, which will contribute to the unemployment rate hovering around 9% for much of the year. Perhaps most importantly, the jobless recovery is resulting in GDP growth that is too slow for a noticeable improvement any time soon.

Inflationary pressures looming. Seemingly lost amid the Euro Zone turmoil has been the fact that the U.S. consumer price index averaged about 3.6% and wholesale prices rose more than 5.0% in 2011. For 2012, we see pricing conditions ripe for an extended period above the historical average of 3.0%, which could be detrimental, for bondholders especially.
2

A constructive environment for stock gains. Building on tremendous financial results over the past three years, we believe U.S. corporations are poised to enjoy further earnings growth in 2012. More specifically, we are projecting a 6% to 10% expansion in profits from the S&P 500 Index. Since share prices have lagged earnings growth for five years, we believe this is the year equities regain some traction and post near-10% gains for the year.

U.S. banks ready to rumble. The domestic Financials sector has tripped up many an ambitious money manager since the world financial markets were rocked in 2008. Since we’re more than three years into a bear market for the banking industry, however, we’ve started to warm to the group. Post-blowup regulations are close to finalized, credit problems have mostly subsided, earnings are moving toward normalized potential, and valuations suggest an industry that is grossly under-owned and under-loved – often a recipe for future price gains.

Wariness warranted on bonds. Returns on bonds truly shocked us in 2011. Now that that’s out of the way, we’re defensive on them in 2012 as historically low yields have little room to move lower and the Fed has declared that it’s keeping its key lending rate near zero for the next two years. Furthermore, many investors have examined the Fed’s rhetoric and deduced that rates will be stable this year. Yet, experience has taught us that the markets are puzzling and will zig when everyone expects a zag. As such, we wish to stand away from the crowd on this one. When (not if) rates move higher, the fallout will be surprisingly negative.

Overseas forecast still choppy, and shifting. Europe’s 2011 problems have lapped into 2012. While the fiscal nightmares in countries such as Greece, Portugal, Italy, and Spain continue, the world remains awash in speculation about bailouts, breakups, and European banks’ balance sheets. Not surprisingly, we believe Europe will be mired in a recession through the first half of 2012. Yet by mid year, we believe the spotlight will turn to China, which we anticipate will be reaching a period of economic pause.

The political season is in full swing. Back in the U.S., 2012 is an election year, with the White House in play. Ten months out, our view is simple – the issues are hot, the turnout will be large, and the turnover of elected officials will be high. If correct, this might be good for the country. Regardless, the markets will be paying attention and will likely weigh in during September or October.

The past six months have been frustrating at times, but as I’ve mentioned before, investments rarely move in a straight line. Ups and downs are to be expected. An essential point to remember, however, is how your investments are positioned for the long haul. And having reviewed the offerings from across the family of Fifth Third Funds, I’m confident that our philosophy of investing in high-quality, fundamentally sound stocks and bonds continues to fit within any well-diversified, long-term investment plan.

Thank you for your confidence in Fifth Third Funds.

Keith Wirtz, CFA®
President, Fifth Third Funds

[1]Terms and Definitions

The S&P 500® Stock Index is an index of 500 selected common stocks most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

The S&P MidCap 400® Index is an index of 400 selected common stocks that tracks U.S. firms with market capitalizations of $850 million to $3.8 billion.

The S&P SmallCap 600® Index is an index of 600 selected common stocks that tracks U.S. firms with market capitalization of $250 million to $1.2 billion.

The Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE)® Index is generally representative of a sample of companies of the market structure of 20 European and Pacific Basin countries.

The above indices do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Gross Domestic Product (GDP) is the market value of the goods and services produced by labor and property in the United States. GDP is made up of consumer and government purchases, private domestic investments, and net exports of goods and services.

Sovereign Debt is the total amount owed to the holders of bonds issued by a national government.

3

Management Discussion of Fund Performance (Unaudited)

Small Cap Growth Fund

For the six-month period ended January 31, 2012, the Fifth Third Small Cap Growth Fund (Institutional) declined –4.00% on a net of fee basis, underperforming its benchmark, the Russell 2000® Growth Index, which gained 0.02%.

Both the small cap growth sector and the Fund encountered increased volatility going into August and September timeframe. Concerns over the European debt crisis and the uncertainty surrounding the creditworthiness of U.S. debt instruments spurred a flight away from small cap growth to larger cap issues and cash. From a global economic perspective, the macro-economic picture looked brighter at the end of the six-month period than at the beginning. Europe had some negative experiences, but its economy did not collapse and many of the worst fears in the market were not realized. When the environment proved less bleak than investors and analysts had anticipated, growth-oriented stocks typical of the Fund’s selections experienced an upward surge in the October and early November timeframe.

Stock selection in the Consumer sectors decreased performance, especially in August, resulting in a Fund that was nearly 4% behind its benchmark by September 1. Then, as the market rallied throughout the fall, the Fund surged forward, keeping up with and even outperforming its benchmark at several points along the timeline. Additionally, an underweight to the Biotechnology sector, which did very well for the period, decreased performance on a relative basis.

On the upside, Technology and Healthcare both contributed positively to performance on a relative basis. Within Technology, a significant overweight to the Trading Companies and Distributors industry group was well-positioned to take advantage of last fall’s rally. An overweight to Energy, particularly in gas and oil selections, also contributed to performance.

By the end of the period, the Fund succeeded in making a number of major positioning changes to take advantage of the market’s perceived pro-cyclical bias going into the spring. Most notably, assets in the nettlesome Consumer Staples area were trimmed to zero and repositioned to cyclical areas – most significantly by adding to the overweight in the Industrials sector.

Investment Risk Considerations

Small capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure. Historically, smaller companies’ stocks have experienced a greater degree of market volatility than large company stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Average Annual Total Returns as of January 31, 2012

	6 Months #	1 Year	5 Year	10 Year
Institutional	–4.00%	–1.03%	0.63%	3.55%
Class A Shares	–8.88%	–6.21%	–0.65%	2.77%
Class B Shares	–9.19%	–6.82%	–0.63%	2.68%
Class C Shares	–5.11%	–1.79%	–0.42%	2.50%
Russell 2000® Growth Index [1]	0.02%	4.94%	3.19%	5.62%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/12, the gross expense ratios are 1.45% (Institutional Shares), 1.70% (Class A) and 2.45% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

#	Not Annualized

1	Please refer to Glossary of Terms for additional information.

Sector Investment Concentration as of January 31, 2012
as a percentage of total investments

Top Ten Equity Holdings as of January 31, 2012 *
as a percentage of value of investments †

iGate Corp.	2.68%
ServiceSource International, Inc.	2.64%
Body Central Corp.	2.51%
Mellanox Technologies, Ltd.	2.34%
Cardtronics, Inc.	2.31%
Furmanite Corp.	2.28%
Cogent Communications Group, Inc.	2.28%
Global Geophysical Services, Inc.	2.22%
Endologix, Inc.	2.21%
Bankrate, Inc.	2.21%

*	Long-term securities.

†	Portfolio composition is subject to change.
4

Management Discussion of Fund Performance (Unaudited)

Mid Cap Growth Fund

For the six-month period ended January 31, 2012, the Fifth Third Mid Cap Growth Fund (Institutional) gained 0.08% on a net of fee basis, slightly outperforming its benchmark, the Russell Midcap® Growth Index, which finished at 0.00%.

From a global economic perspective, the macro-economic picture looked brighter at the end of the period than at the beginning. Many of the worst fears in the market were not realized. Europe had some negative experiences, but the continental economy did not collapse. When the environment proved less bleak than investors and analysts had anticipated, mid cap growth stocks experienced an upward surge. With bad news priced into the market over the period – and fears for the most part unjustified – the markets in January began to consider the increased likelihood of more positive economic news ahead.

It’s just this kind of near-term bullishness that provides small and mid cap stocks with an opportunity to transform good news into positive earnings. Each dollar of revenue has a bigger impact on the earnings for mid cap companies than on their large cap counterparts.

For the Fund, good stock selection was the primary reason for the slight outperformance. Throughout the period, the Fund sought to minimize the influence of underperforming stocks, while favoring stocks that demonstrated good earnings and growth momentum. Healthcare proved to be the major contributor to Fund performance. In keeping with the market’s shift toward Biotechnology over the last six months, the Fund maintained an overweight to that sector. That overweight, when combined with positive merger and acquisition activity, drug approvals and broad-based stock selection, further underscored the strength of the Fund’s Health Care selections.

Other positive contributors included Consumer Staples, in which the avoidance of several major firms hobbled by poor earnings reports proved as critical to performance as favorable stock selection. Industrials proved to be a strong performer, as well, especially in the fourth quarter. In contrast, Technology and Consumer Discretionary contributed to a decrease in performance due to stock selection.

Looking ahead to the last half of the fiscal year, the Fund is cyclically biased in order to take advantage of those mid cap growth companies likely to benefit from renewed economic activity and strong earnings growth.

Investment Risk Considerations

Mid capitalization funds typically carry additional risk since mid-size companies generally have a higher risk of failure. Historically, mid-size companies’ stocks have experienced a greater degree of market volatility than large company stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Average Annual Total Returns as of January 31, 2012

	6 Months #	1 Year	5 Year	10 Year
Institutional	0.08%	7.79%	2.59%	4.31%
Class A Shares	–5.00%	2.09%	1.28%	3.52%
Class B Shares	–5.38%	1.71%	1.26%	3.42%
Class C Shares	–1.32%	6.72%	1.60%	3.28%
Russell Midcap® Growth Index [1]	0.00%	3.42%	3.14%	6.38%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/12, the gross expense ratios are 1.30% (Institutional Shares), 1.55% (Class A) and 2.30% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

#	Not Annualized

1	Please refer to Glossary of Terms for additional information.

Sector Investment Concentration as of January 31, 2012
as a percentage of total investments

Top Ten Equity Holdings as of January 31, 2012 *
as a percentage of value of investments †

Alexion Pharmaceuticals, Inc.	2.63%
Fastenal Co.	2.05%
Tractor Supply Co.	1.99%
Kansas City Southern	1.98%
TransDigm Group, Inc.	1.86%
FMC Technologies, Inc.	1.82%
Rockwell Automation, Inc.	1.82%
Concho Resources, Inc.	1.76%
Monster Beverage Corp.	1.72%
KLA-Tencor Corp.	1.68%

*	Long-term securities.

†	Portfolio composition is subject to change.
5

Management Discussion of Fund Performance (Unaudited)

Quality Growth Fund

For the six-month period ended January 31, 2012, the Fifth Third Quality Growth Fund (Institutional) declined –0.12% on a net of fee basis, underperforming its benchmark, the Russell 1000® Growth Index, which advanced 2.84%.

From a global economic perspective, the macro-economic picture looked brighter at the end of the period than at the beginning. Europe had some negative experiences, but its economy did not collapse and many of the worst fears in the market were not realized. When the environment proved less bleak than investors and analysts had anticipated, growth-oriented stocks typical of the Fund’s selections experienced an upward surge in the October and early November timeframe.

While the Fund did not participate fully in the pro-cyclical bias that emerged in the fall, it subsequently positioned itself to take advantage of improving market sentiment. Although the Fund underperformed relative to its benchmark, it’s important to view its performance in context of last fall. Broad market performance for equities increased approximately 20% from October’s market low to the end of January. However, because the Fund’s fiscal year begins August 1, the portfolio began its year underweight selections that proved to be big movers in October and early November.

Instead, the Fund began the fiscal year defensively positioned with an overweight to Healthcare. Coming through the volatile environment of August and September, the Fund was well-positioned on the downside. When the market began its rapid five-week advance in October, however, the Fund found that it was behind the market’s cyclical rotation.

Against this background, major contributors to performance included selections in the Energy sector that benefited from a combination of rising oil prices and renewed demand for energy services, exploration and production. An underweight to the Natural Gas group, whose prices declined as the price of oil surged, added to performance. Industrials with good earnings also contributed to outperformance relative to the benchmark.

Selections in Consumer Discretionary, which hindered performance, were trimmed from the portfolio. Technology selections, with too much exposure to out-of-favor mid caps, detracted from performance as well. The Fund remains underweight Consumer Staples, due to lackluster earnings reports.

At the six-month point, while the Fund is neutral in Healthcare and Financials, it has added more weight to cyclicals in Energy and Materials – as well as an overweight to Industrials – and is in step with an emerging sense of market optimism about near-term economic prospects.

Investment Risk Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Average Annual Total Returns as of January 31, 2012

	6 Months #	1 Year	5 Year	10 Year
Institutional	–0.12%	5.51%	3.57%	1.75%
Class A Shares	–5.23%	0.00%	2.27%	0.98%
Class B Shares	–5.63%	–0.57%	2.19%	0.89%
Class C Shares	–1.61%	4.43%	2.53%	0.74%
Russell 1000® Growth Index [1]	2.84%	6.07%	3.17%	3.38%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/12, the gross expense ratios are 1.15% (Institutional Shares), 1.40% (Class A) and 2.15% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

#	Not Annualized

1	Please refer to Glossary of Terms for additional information.

Sector Investment Concentration as of January 31, 2012
as a percentage of total investments

Top Ten Equity Holdings as of January 31, 2012 *
as a percentage of value of investments †

Apple, Inc.	5.99%
International Business Machines Corp.	4.02%
Exxon Mobil Corp.	3.38%
McDonald’s Corp.	2.60%
Schlumberger, Ltd.	2.50%
Coca-Cola Co. (The)	2.38%
Danaher Corp.	2.12%
Occidental Petroleum Corp.	2.08%
EMC Corp.	1.91%
UnitedHealth Group, Inc.	1.88%

*	Long-term securities.

†	Portfolio composition is subject to change.
6

Management Discussion of Fund Performance (Unaudited)

Dividend Growth Fund

For the six-month period ended January 31, 2012, the Fifth Third Dividend Growth Fund (Institutional) gained 1.32% on a net of fee basis, underperforming its benchmark, the Standard & Poor’s 500® Index, which rose 2.71%.

U.S. investors spent much of the period contending with angst originating in Europe. There, officials from governments and central banks debated how to handle the potential insolvency of heavily indebted countries such as Greece and Portugal, while bankers weighed the likely impact of proposals on their balance sheets. Meanwhile, U.S. economic data was generally weak, although it gradually improved over the course of the period.

Stocks finished the period with a tepid advance as bold rallies in October and January made up for a significant shortfall early on. Strong demand for U.S. Treasury securities, fueled by a global flight to safety and the U.S. Federal Reserve’s desire to push interest rates lower, further limited investors’ risk appetites.

Fund performance was hurt by ineffective stock selection in the Healthcare sector, most notably in the avoidance of select large U.S.-based pharmaceutical companies, which posted weak earnings but nonetheless rose amid investors’ thirst for higher yields. Investments in the Consumer Staples sector, where rising commodity costs sparked concerns, and the Energy sector further hindered relative gains. Alternatively, holdings in the Consumer Discretionary sector, especially among more defensive names, and in the Financials and Utilities sectors provided a relative boost.

By period-end, the U.S. economy appeared to be on a course of steady – albeit unspectacular – growth, while corporate earning outlooks reflected modest expectations. Historically, such conditions have led to positive returns from stocks with growing dividends. Moreover, the overall outlook for dividends for the coming quarters is positive, due primarily to the abundance of cash on corporate balance sheets and the broad realization that investors are hungry for yield in the low-rate environment. Against this backdrop, the Fund ended the period with an emphasis on sectors that are leveraged to an improving economy such as Consumer Discretionary and Industrials, as well as a smaller underweight in Financials.

Investment Risk Considerations

As a non-diversified Fund, the Fund may invest a greater percentage of assets in a particular company or a smaller number of companies as compared to diversified funds. As a result, the value of the Fund’s shares may fluctuate more than funds invested in a broader range of companies.

Average Annual Total Returns as of January 31, 2012

	6 Months #	1 Year	5 Year	10 Year
Institutional	1.32%	3.65%	0.41%	1.18%
Class A Shares	–3.88%	–1.79%	–0.86%	0.43%
Class B Shares	–4.18%	–2.37%	–0.97%	0.33%
Class C Shares	–0.22%	2.65%	–0.63%	0.17%
S&P 500® Index [1]	2.71%	4.22%	0.33%	3.52%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/12, the gross expense ratios are 4.20% (Institutional Shares), 4.47% (Class A), 5.19% (Class B) and 5.24% (Class C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

#	Not Annualized

1	Please refer to Glossary of Terms for additional information.

Sector Investment Concentration as of January 31, 2012
as a percentage of total investments

Top Ten Equity Holdings as of January 31, 2012 *
as a percentage of value of investments †

Apple, Inc.	3.62%
CVS Caremark Corp.	3.10%
Macy’s, Inc.	2.91%
McDonald’s Corp.	2.76%
PNC Financial Services Group, Inc.	2.72%
General Electric Co.	2.66%
Chevron Corp.	2.59%
International Business Machines Corp.	2.59%
Pfizer, Inc.	2.52%
Bristol-Myers Squibb Co.	2.49%

*	Long-term securities.

†	Portfolio composition is subject to change.
7

Management Discussion of Fund Performance (Unaudited)

Micro Cap Value Fund

For the six-month period ended January 31, 2012, the Fifth Third Micro Cap Value Fund (Institutional) gained 2.18% on a net of fee basis, outperforming its benchmark, the Russell Microcap Value® Index, which declined –1.25%.

The slight decline of micro cap value stocks over the six-month period was primarily due to investor doubts relative to the likelihood of a European recession and its potential negative impact on the U.S. markets. Ongoing trepidations about the state of U.S. credit solvency also played a cautionary role that dampened investor enthusiasm. Toward the end of the calendar year, though, when the doom-filled scenarios failed to materialize and some fundamental indicators turned positive –particularly in the area of employment – the markets gained fresh conviction on prospects for domestic growth. While micro cap value stocks benefited during the fourth quarter from this more positive outlook, the time period was not enough to overcome the downbeat trend for the six months since July 31.

Along with the rest of the micro cap value market, the Fund struggled with the prospect of a double dip recession last fall. For most of the period, the Fund was positioned in more defensive selections, which allowed the portfolio to benefit from an underweight to Consumer Discretionary and an overweight to Consumer Staples – two classic defensive sectors. The Fund also typically prefers those higher quality micro cap companies that show that their balance sheets and levels of cash flow are strong.

The Fund’s overweight to Industrials was a strong contributor to performance, despite the fact that Industrials underperformed the benchmark on a relative basis overall. Within Consumer Staples, the Fund’s selection of food retailers proved to be the strongest single contributor, with one food retailer in particular providing the Fund with a large premium following its acquisition by another firm.

Basically every sector on the stock selection side of the equation – with the exception of Healthcare – contributed to portfolio performance for the period. Within Materials, silver mining selections in the Metals and Mining industry group benefited from investor doubts about the economy and delivered strong positive performance. The strongest stock selection area proved to be Technology with an emphasis on the Information Technology Services and Internet Software industry groups.

On the other hand, the Fund’s overweights in Telecommunications and Healthcare and underweights to Financials and Technology detracted from performance.

By the end of the period, though, the Fund was positioned less defensively, with more of an overweight to Industrials. As it assumes a more pro-cyclical posture in the latter half of the fiscal year, the Fund’s strategy remains closely aligned with the current direction of leading economic indicators. Positive economic numbers, notably in the employment statistics, are likely to bode well for the micro cap value universe over the next few months.

Investment Risk Considerations

Micro capitalization funds typically carry additional risk since micro-cap companies generally have a higher risk of failure. Historically, micro-cap stocks have experienced a greater degree of market volatility than large company stocks on average.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Average Annual Total Returns as of January 31, 2012

	6 Months #	1 Year	5 Year	10 Year
Institutional	2.18%	4.00%	2.01%	9.40%
Class A Shares	–3.14%	–1.59%	0.71%	8.55%
Class B Shares	–3.40%	–2.04%	0.74%	8.56%
Class C Shares	0.33%	2.96%	0.94%	8.39%
Russell 2000® Value Index [1]	0.44%	0.73%	–0.90%	6.95%
Russell Microcap® Value Index [1]	–1.25%	–2.55%	–3.95%	6.53%[3]

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/12, the gross expense ratios are 1.77% (Institutional Shares), 2.02% (Class A) and 2.77% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

#	Not Annualized

1	Please refer to Glossary of Terms for additional information.

Sector Investment Concentration as of January 31, 2012
as a percentage of total investments

Top Ten Equity Holdings as of January 31, 2012 *
as a percentage of value of investments †

Celadon Group, Inc.	1.49%
Vitran Corp., Inc.	1.48%
Prestige Brands Holdings, Inc.	1.46%
PowerSecure International, Inc.	1.40%
Dime Community Bancshares, Inc.	1.39%
North American Energy Partners, Inc.	1.39%
BofI Holding, Inc.	1.38%
BioScrip, Inc.	1.37%
Chesapeake Utilities Corp.	1.31%
Pike Electric Corp.	1.30%

*	Long-term securities.

†	Portfolio composition is subject to change.
8

Management Discussion of Fund Performance (Unaudited)

Small Cap Value Fund

For the six-month period ended January 31, 2012, the Fifth Third Small Cap Value Fund (Institutional) advanced 1.09% on a net of fee basis, outperforming its benchmark, the Russell 2000® Value Index, which gained 0.44%.

The narrow advance of small cap value stocks over the six-month period was primarily due to investor doubts last fall relative to a combination of fears concerning the likelihood of a European recession and its potential, negative impact on the U.S. markets. Ongoing trepidations about the state of U.S. credit solvency also played a cautionary role that dampened investor convictions. Toward the end of the calendar year, though, when doom-filled scenarios failed to materialize and some fundamental indicators turned positive – particularly in the area of employment – the small cap value market gained fresh energy and more confidence in the prospects for domestic growth.

For most of the period, the Fund was positioned in more defensive selections, which allowed the portfolio to benefit from its overweight to Consumer Staples – a classic defensive sector. Within Consumer Staples, the Fund’s selection of food retailers proved to be the strongest single contributor, with one food retailer in particular providing the Fund with a large premium following its acquisition by another firm.

Good stock selection was the primary contributor to positive portfolio performance. Selections in Consumer Discretionary, particularly in the Multi-Line and Specialty industry group benefited the Fund, as did selections in three Technology industry groups: Internet Software and Services, Communications Equipment and Electronic Equipment and Instruments. Within Materials, silver and gold mining selections in the Metals and Mining industry group benefited from investor doubts about the economy and delivered strong positive performance. Selections in Energy provided an additional contribution to performance.

In contrast, an underweight to Consumer Discretionary stocks detracted from the Fund, even though the Fund’s stock selection was good. The Fund was also underweight to Financials which proved to be the second strongest sector in the benchmark for the period. The Fund was hurt by an overweight to Energy, especially the Natural Gas industry group, which declined due to falling natural gas prices. The Fund’s overweight to Healthcare and stock selections within this sector decreased performance as well.

By the end of the period, though, the Fund’s reduction in the overweights to Consumer Staples and Energy and a shift to an overweight in Industrials put the portfolio in a pro-cyclical posture to take advantage of any positive economic news, notably in the employment statistics, over the next few months.

Investment Risk Considerations

Small capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure. Historically, smaller companies’ stocks have experienced a greater degree of market volatility than large company stocks on average.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Average Annual Total Returns as of January 31, 2012

	Inception Date	6 Months #	1 Year	5 Year	Since Inception
Institutional	4/1/03	1.09%	7.08%	2.86%	9.79%
Class A Shares	4/1/03	–4.08%	1.42%	1.54%	8.87%
Class B Shares	4/1/03	–4.17%	0.97%	1.46%	8.77%
Class C Shares	4/1/03	–0.34%	6.03%	1.82%	8.68%
Russell 2000® Value Index [1]		0.44%	0.73%	–0.90%	10.20%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/12, the gross expense ratios are 1.40% (Institutional Shares), 1.65% (Class A) and 2.40% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

#	Not Annualized

1	Please refer to Glossary of Terms for additional information.

Sector Investment Concentration as of January 31, 2012
as a percentage of total investments

Top Ten Equity Holdings as of January 31, 2012 *
as a percentage of value of investments †

Prestige Brands Holdings, Inc.	2.04%
Navigant Consulting, Inc.	1.93%
AuRico Gold, Inc.	1.90%
Spirit Aerosystems Holdings, Inc.	1.87%
Old National Bancorp	1.83%
Black Hills Corp.	1.82%
Coeur d’Alene Mines Corp.	1.80%
Greenbrier Cos., Inc.	1.77%
Rent-A-Center, Inc.	1.74%
ViewPoint Financial Group	1.68%

*	Long-term securities.

†	Portfolio composition is subject to change.
9

Management Discussion of Fund Performance (Unaudited)

All Cap Value Fund

For the six-month period ended January 31, 2012, the Fifth Third All Cap Value Fund (Institutional) gained 0.81% on a net of fee basis, compared to its benchmark, the Russell 3000® Value Index, which advanced 1.63%.

For the period, a change toward the positive in investor perceptions regarding the global economy alleviated, but did not eliminate, recessionary fears. This new tone in the market, most apparent in the latter part of the period, tended to benefit value stocks overall. Many value stocks which had done poorly on a calendar year basis suddenly found themselves in a better position by the early part of 2012.

The Fund’s underperformance for the period relative to its benchmark was due to a number of factors. From a capitalization perspective, an overweight to company selections under $1 billion in market capitalization detracted from relative performance. An underweight to mega caps – those with capitalizations above $100 billion – also detracted. Together, these two allocations contributed to about 90% of the Fund’s relative underperformance. Additionally, an underexposure to higher quality selections and an over-exposure on the beta side of the equation also detracted for the period.

Sector allocations also contributed to underperformance; while, in contrast, the Fund’s stock selection contributed to outperformance. Over the course of the period, the overweights in Materials, Financials and Industrials gradually shifted to overweights in Financials, Telecommunications and Healthcare – mostly in the Biotechnology industry group. The Fund also reduced its overweight in Materials and was slightly underweight Industrials at the fiscal year’s half-way point.

While Financials were under pressure and lost a full percentage point of capitalization in its benchmark, the Fund took advantage of the selling pressure and added to its positions. The Fund also increased its exposure to Pharmaceuticals which had begun the year underweight. Major underweights continued in Consumer Staples, Utilities and Consumer Discretionary. For the six-month period, the underweight and stock selection for Utilities contributed to a decrease in performance. The Fund’s exposure to the Energy Equipment and Service industry sector was overweight relative to the benchmark, which resulted in a decrease in relative return.

As the Fund enters the second half of the fiscal year, evidence mounts for a more optimistic outlook in the face of strengthening market conditions both domestically and overseas.The portfolio will maintain a slight pro-cyclical exposure.

Investment Risk Considerations

Small capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure. Historically, smaller companies’ stocks have experienced a greater degree of market volatility than large company stocks on average.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Average Annual Total Returns as of January 31, 2012

	6 Months #	1 Year	5 Year	10 Year
Institutional	0.81%	–1.16%	–2.57%	4.78%
Class A Shares	–4.30%	–6.32%	–3.78%	3.99%
Class B Shares	–4.61%	–6.99%	–3.83%	3.90%
Class C Shares	–0.69%	–2.12%	–3.54%	3.73%
Russell 3000® Value Index [1]	1.63%	1.78%	–2.06%	4.56%
Russell Midcap® Value Index [1]	0.50%	1.19%	0.39%	8.08%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/12, the gross expense ratios are 1.54% (Institutional Shares), 1.79% (Class A) and 2.54% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

#	Not Annualized

1	Please refer to Glossary of Terms for additional information.

Sector Investment Concentration as of January 31, 2012
as a percentage of total investments

Top Ten Equity Holdings as of January 31, 2012 *
as a percentage of value of investments †

General Electric Co.	3.68%
Amgen, Inc.	3.12%
UnitedHealth Group, Inc.	2.88%
Citigroup, Inc.	2.82%
Merck & Co., Inc.	2.65%
JP Morgan Chase & Co.	2.56%
Intel Corp.	2.45%
Chevron Corp.	2.34%
BP PLC	2.25%
Microsoft Corp.	2.20%

*	Long-term securities.

†	Portfolio composition is subject to change.
10

Management Discussion of Fund Performance (Unaudited)

Disciplined Large Cap Value Fund

For the six-month period ended January 31, 2012, the Fifth Third Disciplined Large Cap Value Fund (Institutional) advanced 1.27% on a net of fee basis, compared to its benchmark, the Russell 1000® Value Index, which gained 1.74%.

Market influences for the period presented a mixed picture. While the European debt crisis left a negative imprint on the market up until October and November, that sentiment dried up quickly after the markets realized that despite the shortcomings of the European debt super-committee, the Continental economy would indeed survive. As the market ended slightly up for the period, the fourth quarter timeframe showed more pronounced advances largely due to positive economic signs in the U.S. and greater confidence about the prospects for resolving the European debt crisis sometime down the road. In summary, while the last six months began with a risk-off bias toward cash, that bias was quickly followed by a directionless period before ending the fourth calendar quarter with a predominantly risk-on bias – based on a renewed confidence in the markets.

The portfolio receives more than half of its risk exposure from its deviation from the benchmark at the individual stock level. Over the past six months, this helped the Fund, especially in the area of Financials. Stock selection was particularly positive in the Commercial Bank and Insurance industry groups.

Stock selection also contributed to underperformance in Technology, especially in the Electronic Equipment, Instruments and Components industry group – primarily due to lower television sales. Additionally, an underweight to Communications Equipment contributed to underperformance for the period. This was mitigated somewhat by an overweight to Technology overall, which was one of the best-performing sectors relative to the benchmark. An overweight in the Energy sector, which was the worst-performing sector relative to the benchmark, was off-set by stock selection which contributed positively to performance for the period. The fact that oil prices had firmed up during the period also contributed to strong performance.

Throughout the period, the Fund maintained a slight anti-dollar exposure that proved helpful to performance even though it did not correlate directly, point-by-point, with the price movements of the currency on an absolute basis.

Similar to the way it ended its fiscal year last July, the Fund finished the recent six-month period with a slightly pro-cyclical exposure and overweights in Energy and Healthcare relative to the benchmark.

Investment Risk Considerations

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Average Annual Total Returns as of January 31, 2012

	6 Months #	1 Year	5 Year	10 Year
Institutional	1.27%	0.68%	–1.87%	4.49%
Class A Shares	–3.95%	–4.57%	–3.11%	3.70%
Class B Shares	–4.20%	–5.25%	–3.18%	3.61%
Class C Shares	–0.24%	–0.23%	–2.84%	3.45%
Russell 1000® Value Index [1]	1.74%	1.88%	–2.16%	4.36%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/12, the gross expense ratios are 1.11% (Institutional Shares), 1.36% (Class A) and 2.11% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

#	Not Annualized

1	Please refer to Glossary of Terms for additional information.

Sector Investment Concentration as of January 31, 2012
as a percentage of total investments

Top Ten Equity Holdings as of January 31, 2012 *
as a percentage of value of investments †

UnitedHealth Group, Inc.	4.34%
Merck & Co., Inc.	4.03%
Intel Corp.	3.86%
General Electric Co.	3.84%
Cisco Systems, Inc.	3.71%
Chevron Corp.	3.47%
Citigroup, Inc.	3.40%
Amgen, Inc.	3.03%
BP PLC	2.96%
AT&T, Inc.	2.82%

*	Long-term securities.

†	Portfolio composition is subject to change.
11

Management Discussion of Fund Performance (Unaudited)

Structured Large Cap Plus Fund

For the six-month period ended January 31, 2012, the Fifth Third Structured Large Cap Plus Fund (Institutional) gained 5.00% on a net of fee basis, outperforming its benchmark, the S&P 500® Index, which advanced 2.71%.

Both the Fund and the benchmark encountered increased volatility going into the August and September timeframe. Concerns over the European debt crisis and the uncertainty surrounding the U.S. debt ceiling and the creditworthiness of U.S. Treasuries, added to investor anxiety. By October, however, modestly positive third quarter earnings reports buoyed market sentiment.

Against that backdrop, large cap stocks typical of the Fund’s selections experienced an upward surge in the October and early November timeframe, which continued intermittently through January 31.

Contributions to the Fund’s outperformance during the period came from a wide number of sources. Early in the period, the short positions sustained the Fund while the market was trading downward in the August and September timeframe. The shorts proved extremely helpful to the portfolio in offsetting risk exposures during the late summer volatility. The long positions, in contrast, added to performance as the market rallied during the fourth quarter.

The top three sector contributors to portfolio performance were Healthcare, Financials and Information Technology. Performance was especially aided by good stock selections in the Biotechnology and Health Care Providers & Service Industries groups, as well as the Diversified Financial Services and Capital Markets Industry groups. Additionally the portfolio saw a strong showing from the Semiconductors & Semiconductor Equity Industry group.

In contrast, Utilities, Materials and Industrials decreased portfolio performance. Selections within the Independent Power Producers & Energy Traders Industry group and an allocation to the Electric Utilities and Multi-Line Utilities Industry groups decreased performance. Performance was also detracted by an allocation to and selection within the Construction Materials and Containers & Packaging Industry groups. Finally, within Industrials, the Commercial Services & Supplies Industry group also subtracted from performance.

At the six month point, the Fund has taken a more risk adverse position and is less leveraged than normal, due to the belief that the markets may be nearing an inflection point. The Funds normal long to short allocation of 130/30 is currently 115/15. However, if macro-economic circumstances in Europe worsen, the portfolio may add to its risk profile.

Investment Risk Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

The Fund is subject to risks associated with short selling, which may result in the Fund sustaining greater losses or lower returns than if the Fund held only long positions.

Average Annual Total Returns as of January 31, 2012

	6 Months #	1 Year	5 Year	10 Year
Institutional	5.00%	10.93%	–4.04%	1.00%
Class A Shares	–0.44%	5.13%	–5.25%	0.25%
Class B Shares	–0.58%	4.80%	–5.35%	0.16%
Class C Shares	3.70%	10.09%	–4.97%	0.02%
S&P 500® Index [1]	2.71%	4.22%	0.33%	3.52%
Russell 1000® Index [1]	2.29%	3.95%	0.55%	3.97%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect dividends on short sales, extraordinary expenses and interest expense as well as the waiver of a portion of the fund’s advisory or administrative fees.Without such waiver of fees, the total returns would have been lower. As of 1/31/12, the gross expense ratios are 1.66% (Institutional Shares), 1.91% (Class A), 2.66% (Class B) and 2.64% (Class C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

#	Not Annualized

1	Please refer to Glossary of Terms for additional information.

Sector Investment Concentration as of January 31, 2012
as a percentage of total investments

Top Ten Equity Holdings as of January 31, 2012 *
as a percentage of value of investments †

Apple, Inc.	2.84%
Exxon Mobil Corp.	2.55%
International Business Machines Corp.	2.11%
Microsoft Corp.	2.09%
Procter & Gamble Co. (The)	1.68%
Pfizer, Inc.	1.68%
Chevron Corp.	1.66%
AT&T, Inc.	1.62%
Wells Fargo & Co.	1.59%
JP Morgan Chase & Co.	1.49%

*	Long-term securities.

†	Portfolio composition is subject to change.
12

Management Discussion of Fund Performance (Unaudited)

Equity Index Fund

For the six-month period ended January 31, 2012, the Fifth Third Equity Index Fund (Institutional) gained 2.57% on a net of fee basis, compared to its benchmark, the S&P 500® Index, which advanced 2.71%.

Both the Fund and the benchmark encountered increased volatility going into August and September. Concerns over the European debt crisis and the uncertainty surrounding the U.S. debt ceiling and the creditworthiness of U.S. Treasuries, spurred a flight toward larger cap securities which benefited both the Fund and the Index. From a global economic perspective, the macro-economic picture looked brighter at the end of the six-month period compared to the beginning. Although Europe had some negative experiences, many of the worst fears in the market were not realized. When the environment proved better than investors and analysts had anticipated, the large cap stocks typical of the Fund’s selections experienced an upward surge in the October and early November timeframe which continued intermittently through January 31.

The Fund’s investment approach closely tracked the broadly diversified S&P 500 Index.

Allocations to Utilities, Information Technology and Health were the top three contributors to performance, while allocations to Energy, Financials and Materials were the top three detractors from performance.

Throughout the period, there were ten Index changes, only three of which resulted from merger and acquisition activity. On occasion, the Fund may implement transactions earlier or later than the Index’s official change date, which can generate returns slightly different from those of the Index. Such strategies vary based on the broader market environment and the makeup of the Index changes. The below average number of Index changes was due primarily to market uncertainty over the six-month time period.

Investment Risk Considerations

The Fund invests substantially all of its assets in common stock of companies that make up the S&P 500. Index. The Advisor attempts to track the performance of the S&P 500. Index to achieve a correlation of 95% between the performance of the Fund and that of the S&P 500. Index without taking into account the Fund’s expenses.

It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Average Annual Total Returns as of January 31, 2012

	6 Months #	1 Year	5 Year	10 Year
Institutional	2.57%	4.00%	0.23%	3.34%
Class A Shares	–2.65%	–1.43%	–1.04%	2.56%
Class B Shares	–2.93%	–2.03%	–1.14%	2.47%
Class C Shares	1.10%	3.02%	–0.82%	2.29%
Select Shares	2.52%	3.92%	0.15%	3.26%
Preferred Shares	2.53%	3.84%	0.08%	3.18%
Trust Shares	2.47%	3.75%	–0.02%	3.09%
S&P 500® Index [1]	2.71%	4.22%	0.33%	3.52%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/12, the gross expense ratios are 0.60% (Institutional Shares), 0.85% (Class A), 0.68% (Select Shares), 0.75% (Preferred Shares), 0.85% (Trust shares) and 1.60% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.The inception date for the Select, Preferred and Trust Shares is October 20, 2003. Prior to such date, quoted performance of the Select, Preferred and Trust Shares reflects performance of the Institutional Shares and is adjusted to reflect expenses for Select, Preferred and Trust Shares.

#	Not Annualized

1	Please refer to Glossary of Terms for additional information.

Sector Investment Concentration as of January 31, 2012
as a percentage of total investments

Top Ten Equity Holdings as of January 31, 2012 *
as a percentage of value of investments †

Apple, Inc.	3.48%
Exxon Mobil Corp.	3.30%
International Business Machines Corp.	1.86%
Microsoft Corp.	1.82%
Chevron Corp.	1.69%
General Electric Co.	1.62%
Johnson & Johnson	1.48%
AT&T, Inc.	1.43%
Procter & Gamble Co. (The)	1.42%
Pfizer, Inc.	1.35%

*	Long-term securities.

†	Portfolio composition is subject to change.
13

Management Discussion of Fund Performance (Unaudited)

International Equity Fund

For the six-month period ended January 31, 2012, the Fifth Third International Equity Fund (Institutional) declined –11.27% on a net of fee basis underperforming its benchmark, the MSCI EAFE Index, which decreased by –10.42%.

Both the Fund and the benchmark experienced increased downward volatility throughout the period. Concerns over the European debt crisis and uncertainty surrounding the U.S. debt ceiling and creditworthiness of U.S. Treasuries continued to increase the selling pressure on international stocks. Over the six month period, wary investors generally turned instead to larger cap issues domiciled in the U.S. – and cash. From a global economic perspective, the macroeconomic picture looked brighter at the end of the period than at the beginning. However, while a pro-cyclical sentiment may be gaining in regard to U.S. equities, that mood has not yet crossed over to international stocks, due to ongoing fears surrounding the European debt crisis.

While the Fund experienced a partial recovery in the fourth quarter, it wasn’t enough to offset a double digit decrease in performance. For the benchmark, performance in the third quarter was the worst for a quarter since 2008. The Fund’s model, which blends diversified sources of alpha that are region and sector specific, was slightly up for the period after struggling through August, and through December and January. Additionally, the model’s value and momentum factors were up, while growth and quality factors were lower.

From a country perspective, primary contributors to performance were the Netherlands with good stock selection in Technology, Germany with a strong allocation to Consumer Discretionary and Norway with good stock selection in Energy. Additionally, the strongest sector contributors for the period included Industrials in Japan and the U.K., Technology in Hong Kong and Telecommunications in Japan. In contrast, primary country detractors from performance included Sweden (Financials and Energy), Belgium (Consumer Staples), and Italy (Consumer Discretionary). Sector detractors included Consumer Discretionary in France and Japan; and Healthcare in the U.K.

At the six month point, the Fund has been positioned to anticipate further market volatility by reducing exposures to riskier countries and sectors. Simultaneously, the Fund is modifying its model to stand ready to assume a pro-cyclical posture to take advantage of any positive international investor sentiment that appears in the next few months.

Investment Risk Considerations

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund’s share price is expected to be more volatile than that of a U.S.-only fund.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Average Annual Total Returns as of January 31, 2012

	6 Months #	1 Year	5 Year	10 Year
Institutional	–11.27%	–11.27%	–4.78%	4.38%
Class A Shares	–15.75%	–15.94%	–6.01%	3.63%
Class B Shares	–16.16%	–16.57%	–5.99%	3.51%
Class C Shares	–12.64%	–12.33%	–5.76%	3.33%
MSCI EAFE Index, Net [1]	–10.42%	–9.59%	–3.85%	5.79%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect interest expense as well as the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/12, the gross expense ratios are 1.42% (Institutional Shares), 1.67% (Class A) and 2.42% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

#	Not Annualized

1	Please refer to Glossary of Terms for additional information.

Sector Investment Concentration as of January 31, 2012
as a percentage of total investments

Top Ten Equity Holdings as of January 31, 2012 *
as a percentage of value of investments †

Rio Tinto PLC	1.95%
Nestle SA	1.86%
Novartis AG	1.78%
BHP Billiton PLC	1.74%
BASF SE	1.66%
Royal Dutch Shell PLC	1.61%
Bayer AG	1.60%
ASML Holding NV	1.53%
Sanofi-Aventis SA	1.43%
Total SA	1.42%

*	Long-term securities.

†	Portfolio composition is subject to change.
14

Management Discussion of Fund Performance (Unaudited)

Strategic Income Fund

For the six-month period ended January 31, 2012, the Fifth Third Strategic Income Fund (Institutional) gained 3.18% on a net of fee basis, underperforming its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which advanced 4.25%.

Financial markets around the world spent much of the period laboring under the overhang of Europe’s debt uncertainties. As officials from governments and central banks across the Continent debated how to handle the potential insolvency of heavily indebted countries such as Greece and Portugal, European banks weighed the potential impact upon their balance sheets. In turn, investors generally favored risk-averse strategies, although any glimmer of hope for resolution spurred brief relief rallies.

Given the unknowns, U.S. Treasury securities benefited from a broad flight to safety, which drove yields (which move in the opposite direction of prices) lower along the yield curve. Long-term rates were also pressured by the October introduction of the U.S. Federal Reserve’s Operation Twist, a program in which the central bank will sell a total of $400 billion worth of short-term debt to purchase longer-term Treasury securities through June 2012.

Fund performance suffered from a sizeable underweight position, relative to the benchmark, in surging Treasuries, as well as overseas investments, as the U.S. dollar also enjoyed high demand. Select preferred stock holdings also hindered relative gains, as did convertible bonds, although returns on riskier assets improved in January. Meanwhile, preferred stocks issued by Real Estate Investment Trusts (REITs), dividend-paying common stocks, and long-dated corporate bonds enhanced relative returns.

By period-end, U.S. economic data, which was sluggish early on, was starting to look somewhat better, especially in employment, consumer spending, and bank lending. Allowing for the fact that Europe-driven volatility is still likely, the Fund maintained a defensive tone, but started adding some modestly riskier investments. These were focused in the domestic Financials sector, the Energy sector, and currencies from commodity producing countries.

Investment Risk Considerations

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Average Annual Total Returns as of January 31, 2012

	6 Months #	1 Year	5 Year	10 Year
Institutional	3.18%	7.45%	5.05%	5.95%
Class A Shares	–2.08%	1.86%	3.75%	5.14%
Class B Shares	–2.32%	1.42%	3.73%	5.11%
Class C Shares	1.72%	6.50%	4.05%	4.92%
Barclays Capital U.S. Aggregate Bond Index [1]	4.25%	8.66%	6.70%	5.78%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/12, the gross expense ratios are 1.35% (Institutional Shares), 1.60% (Class A) and 2.35% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares. Class A and Class B Shares were initially offered on April 1, 2004. Prior to such date, the quoted performance of Class A and Class B Shares reflects the performance of the Fifth Third/Maxus Income Fund Investor Shares, with an inception date of March 10, 1985, and is adjusted to reflect expenses and applicable sales charges for the respective share class.

#	Not Annualized

1	Please refer to Glossary of Terms for additional information.

Fund Holdings as of January 31, 2012
as a percentage of value of investments †

†	Portfolio composition is subject to change.
15

Management Discussion of Fund Performance (Unaudited)

LifeModel Aggressive FundSM

For the six-month period ended January 31, 2012, the Fifth Third LifeModel Aggressive Fund (Institutional) declined
–0.59% on a net of fee basis, underperforming its benchmark, a blend of the Russell 3000® Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index, which advanced 2.31%.

Shadows of uncertainty loomed over the world’s financial markets for much of the period as Europeans worked to resolve sovereign debt issues in troubled countries such as Greece, Portugal, Italy, and Spain. The environment dampened enthusiasm for riskier assets, and stocks struggled outside of rallies in October and January, which were partially sparked by positive trends in corporate earnings. Increased demand for more stable companies resulted in greater returns from large cap growth stocks, yet among mid and small cap equities, value names outperformed growth companies. Meanwhile, international stocks posted deep losses.

U.S. Treasury securities benefited greatly from a flight to safety and maneuvers by the U.S. Federal Reserve to lower interest rates (which move in the opposite direction of prices) at the longer end of the yield curve. The risk-averse mindset also dominated the thinking of fixed income investors, who largely shunned corporate bonds – investment grade and high yield – and Mortgage-backed Securities for the perceived security of Treasuries during the period.

Within the Fund, minimal exposure to Treasuries hindered relative performance, as did an overweight position, relative to the benchmark targets, in stocks. An overweight stake in large cap value stocks further diminished relative returns. Alternatively, an overweight position in large cap growth stocks bolstered relative results, along with an underweight exposure to international stocks.

At period-end, expectations for the U.S. economy remained subdued and the outlook for corporate earnings called for continued growth, albeit at a less robust clip than the past three years. Meanwhile, the Fed asserted that it would keep its key lending rate near zero through 2014 and its pressure on long-term yields at least through the June 2012 expiration of its Operation Twist program. Emboldened by such developments, investors started to shrug off the latest news from Europe and venture back into stocks and other riskier assets.

Investment Risk Considerations

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

Average Annual Total Returns as of January 31, 2012

	Inception Date	6 Months #	1 Year	5 Year	Since Inception
Institutional	8/1/02	–0.59%	2.31%	–0.48%	5.97%
Class A Shares	8/1/02	–5.66%	–3.05%	–1.75%	5.12%
Class B Shares	8/1/02	–5.96%	–3.70%	–1.76%	5.02%
Class C Shares	8/1/02	–2.12%	1.12%	–1.51%	4.89%
LifeModel Aggressive Target Neutral 90% Russell 3000® Index/10% Barclays Capital U.S. Intermediate Government/Credit Bond Index Blend [1]		2.31%	4.25%	1.32%	6.60%
Barclays Capital U.S. Intermediate Government/Credit Bond Index [1]		2.84%	6.47%	6.08%	5.10%
Russell 3000® Index [1]		2.12%	3.86%	0.60%	6.61%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/12, the gross expense ratios are 0.60% (Institutional Shares), 0.85% (Class A) and 1.60% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

#	Not Annualized

1	Please refer to Glossary of Terms for additional information.

Fund Holdings as of January 31, 2012
as a percentage of value of investments †

†	Portfolio composition is subject to change.
16

Management Discussion of Fund Performance (Unaudited)

LifeModel Moderately Aggressive FundSM

For the six-month period ended January 31, 2012, the Fifth Third LifeModel Moderately Aggressive Fund (Institutional) gained 0.14% on a net of fee basis, underperforming its benchmark, a blend of the Russell 3000® Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index, which advanced 2.60%.

Shadows of uncertainty loomed over the world’s financial markets for much of the period as Europeans worked to resolve sovereign debt issues in troubled countries such as Greece, Portugal, Italy, and Spain. The environment dampened enthusiasm for riskier assets, and stocks struggled outside of rallies in October and January, which were partially sparked by positive trends in corporate earnings. Increased demand for more-stable companies resulted in greater returns from large cap growth stocks, yet among mid and small cap equities, value names outperformed growth companies. Meanwhile, international stocks posted deep losses.

U.S. Treasury securities benefited greatly from a flight to safety and maneuvers by the U.S. Federal Reserve to lower interest rates (which move in the opposite direction of prices) at the longer end of the yield curve. The risk-averse mindset also dominated the thinking of fixed income investors, who largely shunned corporate bonds – investment grade and high yield – and Mortgage-backed Securities for the perceived security of Treasuries during the period.

Within the Fund, minimal exposure to Treasuries hindered relative performance, as did an overweight position, relative to the benchmark targets, in stocks. Overweight stakes in large cap value stocks and mid cap equities further diminished relative returns. Alternatively, an overweight position in large cap growth stocks bolstered relative results, along with an underweight exposure to international stocks.

At period-end, expectations for the U.S. economy remained subdued and the outlook for corporate earnings called for continued growth, albeit at a less robust clip than the past three years. Meanwhile, the Fed asserted that it would keep its key lending rate near zero through 2014 and its pressure on long-term yields at least through the June 2012 expiration of its Operation Twist program. Emboldened by such developments, investors started to shrug off the latest news from Europe and venture back into stocks and other riskier assets.

Investment Risk Considerations

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

Average Annual Total Returns as of January 31, 2012

	Inception Date	6 Months #	1 Year	5 Year	Since Inception
Institutional	8/1/02	0.14%	3.78%	0.67%	6.15%
Class A Shares	8/1/02	–4.90%	–1.62%	–0.58%	5.32%
Class B Shares	8/1/02	–5.28%	–2.29%	–0.62%	5.23%
Class C Shares	8/1/02	–1.29%	2.78%	–0.30%	5.11%
LifeModel Moderately Aggressive Target Neutral 70% Russell 3000® Index/30% Barclays Capital U.S. Intermediate Government/Credit Bond Index Blend [1]		2.60%	4.94%	2.64%	6.48%
Barclays Capital U.S. Intermediate Government/Credit Bond Index [1]		2.84%	6.47%	6.08%	5.10%
Russell 3000® Index [1]		2.12%	3.86%	0.60%	6.61%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/12, the gross expense ratios are 0.59% (Institutional Shares), 0.84% (Class A) and 1.59% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

#	Not Annualized

1	Please refer to Glossary of Terms for additional information.

Fund Holdings as of January 31, 2012
as a percentage of value of investments †

†	Portfolio composition is subject to change.
17

Management Discussion of Fund Performance (Unaudited)

LifeModel Moderate FundSM

For the six-month period ended January 31, 2012, the Fifth Third LifeModel Moderate Fund (Institutional) gained 0.92% on a net of fee basis, underperforming its benchmark, a blend of the Russell 3000® Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index, which advanced 2.79%.

Shadows of uncertainty loomed over the world’s financial markets for much of the period as Europeans worked to resolve sovereign debt issues in troubled countries such as Greece, Portugal, Italy, and Spain. The environment dampened enthusiasm for riskier assets, and stocks struggled outside of rallies in October and January, which were partially sparked by positive trends in corporate earnings. Increased demand for more-stable companies resulted in greater returns from large cap growth stocks, yet among mid and small cap equities, value names outperformed growth companies. Meanwhile, international stocks posted deep losses.

U.S. Treasury securities benefited greatly from a flight to safety and maneuvers by the U.S. Federal Reserve to lower interest rates (which move in the opposite direction of prices) at the longer end of the yield curve. The risk-averse mindset also dominated the thinking of fixed income investors, who largely shunned corporate bonds – investment grade and high yield – and Mortgage-backed Securities for the perceived security of Treasuries during the period.

Within the Fund, minimal exposure to Treasuries hindered relative performance, as did an overweight position, relative to the benchmark targets, in stocks. An overweight stake in large cap value stocks further diminished relative returns. Alternatively, an overweight position in large cap growth stocks bolstered relative results, along with an underweight exposure to international stocks.

At period-end, expectations for the U.S. economy remained subdued and the outlook for corporate earnings called for continued growth, albeit at a less robust clip than the past three years. Meanwhile, the Fed asserted that it would keep its key lending rate near zero through 2014 and its pressure on long-term yields at least through the June 2012 expiration of its Operation Twist program. Emboldened by such developments, investors started to shrug off the latest news from Europe and venture back into stocks and other riskier assets.

Investment Risk Considerations

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

Average Annual Total Returns as of January 31, 2012

	Inception Date	6 Months #	1 Year	5 Year	Since Inception
Institutional	8/1/02	0.92%	4.93%	1.85%	5.45%
Class A Shares	8/1/02	–4.15%	–0.52%	0.57%	4.62%
Class B Shares	8/1/02	–4.52%	–1.07%	0.53%	4.52%
Class C Shares	8/1/02	–0.50%	3.91%	0.85%	4.41%
LifeModel Moderate Target Neutral 50% Russell 3000® Index/50% Barclays Capital U.S. Intermediate Government/Credit Bond Index Blend [1]		2.79%	5.53%	3.82%	6.23%
Barclays Capital U.S. Intermediate Government/Credit Bond Index [1]		2.84%	6.47%	6.08%	5.10%
Russell 3000® Index [1]		2.12%	3.86%	0.60%	6.61%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/12, the gross expense ratios are 0.47% (Institutional Shares), 0.72% (Class A) and 1.47% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

#	Not Annualized

1	Please refer to Glossary of Terms for additional information.

Fund Holdings as of January 31, 2012
as a percentage of value of investments †

†	Portfolio composition is subject to change.
18

Management Discussion of Fund Performance (Unaudited)

LifeModel Moderately Conservative FundSM

For the six-month period ended January 31, 2012, the Fifth Third LifeModel Moderately Conservative Fund (Institutional) gained 1.27% on a net of fee basis, underperforming its benchmark, a blend of the Barclays Capital U.S. Intermediate Government/Credit Bond Index and the Russell 3000® Index, which advanced 2.85%.

Shadows of uncertainty loomed over the world’s financial markets for much of the period as Europeans worked to resolve sovereign debt issues in troubled countries such as Greece, Portugal, Italy, and Spain. The environment dampened enthusiasm for riskier assets, and U.S. Treasury securities benefited greatly from a flight to safety, as well as maneuvers by the U.S. Federal Reserve to lower interest rates (which move in the opposite direction of prices) at the longer end of the yield curve. Fixed income investors also largely shunned corporate bonds – investment grade and high yield – and Mortgage-backed Securities for the perceived security of Treasuries during the period.

The risk-aversion mindset also dominated the thinking of stock investors as equities struggled outside of rallies in October and January, which were partially sparked by positive trends in corporate earnings. Increased demand for more-stable companies resulted in greater returns from large cap growth stocks, yet among mid and small cap equities, value names outperformed growth companies. Meanwhile, international stocks posted deep losses.

Within the Fund, minimal exposure to Treasuries hindered relative performance, as did an overweight position, relative to the benchmark targets, in stocks. An overweight stake in large cap value stocks further diminished relative returns. Alternatively, an overweight position in large cap growth stocks bolstered relative results, along with an underweight exposure to international stocks.

At period-end, expectations for the U.S. economy remained subdued and the outlook for corporate earnings called for continued growth, albeit at a less robust clip than the past three years. Meanwhile, the Fed asserted that it would keep its key lending rate near zero through 2014 and its pressure on long-term yields at least through the June 2012 expiration of its Operation Twist program. Emboldened by such developments, investors started to shrug off the latest news from Europe and venture back into stocks and other riskier assets.

Investment Risk Considerations

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

Average Annual Total Returns as of January 31, 2012

	Inception Date	6 Months #	1 Year	5 Year	Since Inception
Institutional	8/1/02	1.27%	5.69%	2.55%	5.09%
Class A Shares	8/1/02	–3.90%	0.12%	1.24%	4.25%
Class B Shares	8/1/02	–4.28%	–0.44%	1.19%	4.17%
Class C Shares	8/1/02	–0.25%	4.64%	1.53%	4.03%
LifeModel Moderately Conservative Target Neutral 40% Russell 3000® Index/60% Barclays Capital U.S. Intermediate Government/Credit Bond Index Blend [1]		2.85%	5.77%	4.35%	6.07%
Barclays Capital U.S. Intermediate Government/Credit Bond Index [1]		2.84%	6.47%	6.08%	5.10%
Russell 3000® Index [1]		2.12%	3.86%	0.60%	6.61%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/12, the gross expense ratios are 0.69% (Institutional Shares), 0.94% (Class A) and 1.69% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

#	Not Annualized

1	Please refer to Glossary of Terms for additional information.

Fund Holdings as of January 31, 2012
as a percentage of value of investments †

†	Portfolio composition is subject to change.
19

Management Discussion of Fund Performance (Unaudited)

LifeModel Conservative FundSM

For the six-month period ended January 31, 2012, the Fifth Third LifeModel Conservative Fund (Institutional) gained 1.81% on a net of fee basis, underperforming its benchmark, a blend of the Barclays Capital U.S. Intermediate Government/Credit Bond Index and the Russell 3000® Index, which advanced 2.90%.

Shadows of uncertainty loomed over the world’s financial markets for much of the period as Europeans worked to resolve sovereign debt issues in troubled countries such as Greece, Portugal, Italy, and Spain. The environment dampened enthusiasm for riskier assets, and U.S. Treasury securities benefited greatly from a flight to safety, as well as maneuvers by the U.S. Federal Reserve to lower interest rates (which move in the opposite direction of prices) at the longer end of the yield curve. Fixed income investors also largely shunned corporate bonds – investment grade and high yield – and Mortgage-backed Securities for the perceived security of Treasuries during the period.

The risk-aversion mindset also dominated the thinking of stock investors as equities struggled outside of rallies in October and January, which were partially sparked by positive trends in corporate earnings. Increased demand for more-stable companies resulted in greater returns from large cap growth stocks, yet among mid and small cap equities, value names outperformed growth companies. Meanwhile, international stocks posted deep losses.

Within the Fund, minimal exposure to Treasuries hindered relative performance, as did an overweight position, relative to the benchmark targets, in stocks. An overweight stake in large cap value stocks further diminished relative returns. Alternatively, an overweight position in large cap growth stocks bolstered relative results, along with an underweight exposure to international stocks.

At period-end, expectations for the U.S. economy remained subdued and the outlook for corporate earnings called for continued growth, albeit at a less robust clip than the past three years. Meanwhile, the Fed asserted that it would keep its key lending rate near zero through 2014 and its pressure on long-term yields at least through the June 2012 expiration of its Operation Twist program. Emboldened by such developments, investors started to shrug off the latest news from Europe and venture back into stocks and other riskier assets.

Investment Risk Considerations

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

Average Annual Total Returns as of January 31, 2012

	Inception Date	6 Months #	1 Year	5 Year	Since Inception
Institutional	8/1/02	1.81%	6.50%	3.11%	4.59%
Class A Shares	8/1/02	–3.39%	0.90%	1.83%	3.76%
Class B Shares	8/1/02	–3.63%	0.49%	1.77%	3.68%
Class C Shares	8/1/02	0.28%	5.42%	2.10%	3.56%
LifeModel Conservative Target Neutral 20% Russell 3000® Index/80% Barclays Capital U.S. Intermediate Government/Credit Bond Index Blend [1]		2.90%	6.18%	5.30%	5.64%
Barclays Capital U.S. Intermediate Government/Credit Bond Index [1]		2.84%	6.47%	6.08%	5.10%
Russell 3000® Index [1]		2.12%	3.86%	0.60%	6.61%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/12, the gross expense ratios are 0.73% (Institutional Shares), 0.98% (Class A) and 1.73% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

#	Not Annualized

1	Please refer to Glossary of Terms for additional information.

Fund Holdings as of January 31, 2012
as a percentage of value of investments †

†	Portfolio composition is subject to change.
20

Management Discussion of Fund Performance (Unaudited)

High Yield Bond Fund

For the six-month period ended January 31, 2012, the Fifth Third High Yield Bond Fund (Institutional) gained 1.82% on a net of fee basis, outperforming its benchmark, the Merrill Lynch High Yield Cash Pay Index, which advanced 1.21%.

The significant volatility that swept through the high yield bond market in mid-2012 continued through the first two months of the period, resulting in sagging prices and rising yields. As questions about the economic health of the U.S. surfaced, the spreading crisis in the Eurozone, where yields on debt issued by troubled countries soared, compounded the weakening sentiment. A flight to safety resulted in a downward shift in the U.S. Treasury yield curve that sent interest rates to new lows, generally reflecting a loss of confidence in economic and political leadership on both sides of the Atlantic, as well as accommodative maneuvers by the U.S. Federal Reserve. While confidence in domestic capital markets recovered somewhat in the second half of the six-month period, considerable uncertainty remained.

Within the high yield bond market, higher quality BB-rated bonds, which tend to be more sensitive to interest rate moves, outperformed lower quality CCC-rated securities, although the latter rallied alongside the stock market’s rise in January. More broadly, the spread between high yield rates and Treasuries widened 96 basis points during the period to end at 645 basis points.

Fund outperformance stemmed from its high quality bias and solid security selection, especially within the Energy sector. Investments in the cable television industry further enhanced relative returns, as did a lack of exposure to banks, thrifts and diversified financial companies. Alternatively, a lack of exposure to an automaker poised for a bump up to investment grade hindered relative performance.

Early in 2012, analysts projected that full-year high yield bond default rates would hover around 2%, due largely to solid corporate earnings, healthy balance sheets, and considerable access to capital. Yet despite the good fundamentals, spreads were running notably higher than the market’s historical average, which translated into attractive valuations on select issues.

Investment Risk Considerations

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investors in any bond fund may be subject to fluctuations in price due to issuer and credit quality, rising interest rates, inflation and call risks associated with the underlying bonds owned by the fund.

Average Annual Total Returns as of January 31, 2012

	Inception Date	6 Months #	1 Year	5 Year	Since Inception
Institutional	11/29/05	1.82%	5.70%	7.93%	7.86%
Class A Shares	11/29/05	–3.15%	0.33%	6.54%	6.69%
Class B Shares	11/29/05	–3.60%	–0.27%	6.56%	6.79%
Class C Shares	11/29/05	0.33%	4.67%	6.86%	6.80%
BofA Merrill Lynch U.S. High Yield, Cash Pay Index [1]		1.21%	5.27%	7.62%	8.39%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/12, the gross expense ratios are 1.16% (Institutional Shares), 1.41% (Class A) and 2.16% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 4.75%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

#	Not Annualized

1	Please refer to Glossary of Terms for additional information.

Fund Holdings as of January 31, 2012
as a percentage of value of investments †

†	Portfolio composition is subject to change.
21

Management Discussion of Fund Performance (Unaudited)

Total Return Bond Fund

For the six-month period ended January 31, 2012, the Fifth Third Total Return Bond Fund (Institutional) gained 3.50% on a net of fee basis, underperforming its benchmark, the Barclays Capital Aggregate Bond Index, which advanced 4.25%.

Financial market turmoil in Europe flared up on a regular basis during the period as government officials and central bankers debated how to settle the problems stemming from bonds issued by heavily indebted countries such as Greece, Portugal, Italy, and Spain. The ripple effects generally dulled investors’ risk appetites for much of the period. Meanwhile, the U.S. Federal Reserve worked to stimulate the domestic economy by holding its key lending rate near zero and rolling out Operation Twist, a program in which it aimed to sell $400 billion worth of short-term U.S. Treasury securities through June 2012 in order to buy longer-term Treasuries.

The maneuver resulted in a flattening of the yield curve as longer-term rates (which move in the opposite direction of prices) dropped toward the miniscule Federal Funds Rate. Elsewhere, despite steady demand from the Federal Reserve, U.S. Government Agency Mortgage-backed Securities (MBS) experienced lackluster performance, due primarily to suggestions that a government-sponsored refinancing wave would help resolve the country’s mortgage woes. Corporate bonds and Non-agency MBS also underperformed as investors preferred the perceived safety of U.S. Treasuries.

Fund performance suffered from a shorter duration position than the benchmark, which is designed to outperform when rates rise but faltered as longer-term rates dropped, although a mid-period adjustment offset some of the drag. Non-agency MBS holdings also struggled in the market’s Europe-related turbulence. Conversely, overweight positions, relative to the benchmark, in high quality Commercial Mortgage-backed Securities (CMBS) and Asset-backed Securities enhanced relative returns, as did modest positions in municipal bonds and Treasury Inflation Protected Securities.

By period-end, the Fund’s duration remained slightly shorter than the benchmark – a precautionary approach resulting primarily from lingering uncertainties in Europe. Meanwhile, overweight positions remained in corporate bonds, Agency MBS and CMBS – all asset classes possessing the potential for outperformance in a low-rate environment.

Investment Risk Considerations

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investors in any bond fund may be subject to fluctuations in price due to issuer and credit quality, rising interest rates, inflation and call risks associated with the underlying bonds owned by the fund.

Average Annual Total Returns as of January 31, 2012

	6 Months #	1 Year	5 Year	10 Year
Institutional	3.50%	10.57%	4.40%	4.39%
Class A Shares	–1.40%	5.01%	3.13%	3.63%
Class B Shares	–2.05%	4.41%	3.03%	3.51%
Class C Shares	1.98%	9.46%	3.38%	3.35%
Barclays Capital U.S. Aggregate Bond Index [1]	4.25%	8.66%	6.70%	5.78%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/12, the gross expense ratios are 0.91% (Institutional Shares), 1.16% (Class A) and 1.91% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 4.75%. The total return figures for B Shares and C Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% and 1.0% within the first year, respectively.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

#	Not Annualized

1	Please refer to Glossary of Terms for additional information.

Fund Holdings as of January 31, 2012
as a percentage of value of investments †

†	Portfolio composition is subject to change.
22

Management Discussion of Fund Performance (Unaudited)

Short Term Bond Fund

For the six-month period ended January 31, 2012, the Fifth Third Short Term Bond Fund (Institutional) gained 0.43% on a net of fee basis, outperforming its primary benchmark, the Merrill Lynch 1-3 Year Government/ Corporate Bond Index, which advanced 0.53%.

The bond market opened the period on unsure footing amid the heated debate in Washington, DC, over the U.S. budget and its debt load, which led to an unprecedented credit rating downgrade on U.S. Treasury securities. Investors, however, responded by flocking to Treasuries, a flight to safety that accelerated as problems in Europe steadily compounded. The Federal Reserve, meanwhile, held its key lending rate near zero and pledged in the final week of January to keep it there through late 2014.

In turn, short-term interest rates remained low for much of the period. Even the Fed’s Operation Twist, a program in which the central bank will sell a total of $400 billion worth of short-term debt to purchase longer-term Treasury securities through June 2012, failed to soften prices (which move in the opposite direction of yields).

Against this backdrop, the Fund pursued higher-yielding securities featuring solid risk-reward characteristics. As a result, it expanded its overweight position, relative to the benchmark, in corporate bonds, particularly in industrial and consumer names. This bolstered relative returns as investors were attracted to solid company balance sheets. Investments in Commercial Mortgage-backed Securities with solid fundamentals and Asset-backed Securities tied to auto loans and credit cards also proved advantageous.

Conversely, the Fund’s Non-U.S. Government Agency Mortgage-backed Securities (MBS) and Agency MBS positions sagged as proposals to resolve the nation’s mortgage woes spurred volatile price swings. A modestly short duration, which is designed to enhance returns in a rising-rate environment, also hurt, although the Fund’s positioning was adjusted to neutral midway through the period.

The Fund also reduced investments in Agency MBS during the period. As Agency securities traded closer to Treasury levels, corporate issues tended to offer greater relative values in the low-rate environment.

Investment Risk Considerations

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investors in any bond fund may be subject to fluctuations in price due to issuer and credit quality, rising interest rates, inflation and call risks associated with the underlying bonds owned by the fund.

Average Annual Total Returns as of January 31, 2012

	6 Months #	1 Year	5 Year	10 Year
Institutional	0.43%	1.28%	3.61%	3.13%
Class A Shares	–2.75%	–2.05%	2.71%	2.59%
Class C Shares	–1.04%	0.30%	2.58%	2.11%
BofA Merrill Lynch 1–3 Year Government/Corporate Bond Index [1]	0.53%	1.69%	3.96%	3.58%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 1/31/12, the gross expense ratios are 0.83% (Institutional Shares), 1.08% (Class A) and 1.83% (Class C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 3.00%. The total return figures for C Shares reflect the maximum contingent deferred sales charge (CDSC) of 1.0% within the first year.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares. Class C Shares were initially offered on August 1, 2003. The performance figures for Class C Shares for the periods prior to such date represent the performance for Institutional Shares and are adjusted to reflect expenses and applicable sales charges for Class C Shares.

#	Not Annualized

1	Please refer to Glossary of Terms for additional information.

Fund Holdings as of January 31, 2012
as a percentage of value of investments †

†	Portfolio composition is subject to change.
23

Glossary of Terms

Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate taxable SEC-registered debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year.

Barclays Capital U.S. Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten year.

Basis point is 0.01% or one-hundredth of a percent of yield.

Beta is the covariance of a stock in relation to the rest of stock market.

BofA Merrill Lynch 1-3 Year Government/Corporate Bond Index is composed of U.S. Treasury issues and publicly issued debt of U.S. Government agencies with maturities of one to three years.

BofA Merrill Lynch U.S. High Yield, Cash Pay Index is an unmanaged index which tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.

CFA® is a trademark owned by the CFA Institute.

Duration is the weighted average maturity of a bond’s cash flows.

Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index, Net is generally representative of a sample of companies of the market structure of 20 European and Pacific Bain countries.

Russell 1000® Index measures the performance of 1,000 largest securities found in the Russell 3000® universe.

Russell 1000® Growth Index measures the performance of 1,000 securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index measures the performance of 1,000 securities found in the Russell 1000® universe with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividends yields and lower forecasted growth values.

Russell 2000® Growth Index tracks the performance of common stocks that measure the performance of the securities found in the Russell 2000® universe with higher forecasted growth values.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios.

Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index measures the performance of those companies in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values.

Russell Microcap® Value Index measures the performance of those Russell Microcap companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

24

Glossary of Terms, continued

S&P 500® Index measures the performance of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

The above indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Funds’ performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

The Fifth Third LifeModel Target Neutral Asset Class Blended Indices are unmanaged custom-blended indices, created by Fifth Third Asset Management, Inc. (the “Advisor”), comprised of the Russell 3000® Index and Barclays Capital U.S. Intermediate Government/Credit Bond Index. The LifeModel Target Neutral Asset Class Blends are hypothetical blends only and do not represent underlying allocations in the Funds. Below is a table which indicates the percentage breakdown for each Fund.

	Russell 3000® Index	Barclays Capital U.S. Intermediate Government/Credit Bond Index
Fifth Third LifeModel AggressiveSM	90%	10%
Fifth Third LifeModel Moderately AggressiveSM	70%	30%
Fifth Third LifeModel ModerateSM	50%	50%
Fifth Third LifeModel Moderately ConservativeSM	40%	60%
Fifth Third LifeModel ConservativeSM	20%	80%
25

Small Cap Growth
Schedule of Investments
January 31, 2012 (Unaudited)

	Shares	Value
Common Stocks (95.0%)
Aerospace & Defense (2.1%)
Hexcel Corp. *	27,700	$694,439

Auto Components (2.0%)
Tenneco, Inc. *	20,900	670,890

Biotechnology (2.2%)
Cepheid, Inc. *	16,900	744,614

Capital Markets (1.5%)
Evercore Partners, Inc., Class A	17,600	496,144

Commercial Services and Supplies (1.7%)
Portfolio Recovery Associates, Inc. *	8,600	558,570

Communications Equipment (2.1%)
Netgear, Inc. *	17,800	708,796

Construction & Engineering * (4.0%)
Furmanite Corp.	101,640	783,644
MYR Group, Inc.	26,600	531,468
		1,315,112

Consumer Finance (1.5%)
Cash America International, Inc.	11,600	508,776

Diversified Consumer Services (1.1%)
ChinaCast Education Corp. *	61,800	380,070

Diversified Telecommunication Services (2.4%)
Cogent Communications Group, Inc. *	51,200	780,288

Electrical Equipment * (3.3%)
Polypore International, Inc.	14,000	533,120
Thermon Group Holdings, Inc.	31,600	553,632
		1,086,752

Electronic Equipment, Instruments & Components (1.9%)
Maxwell Technologies, Inc.	31,600	646,536

Energy Equipment & Services * (2.4%)
Global Geophysical Services, Inc.	84,600	762,246
North American Energy Partners, Inc.	5,364	34,115
		796,361

Health Care Equipment & Supplies * (9.5%)
ABIOMED, Inc.	29,800	551,598
Endologix, Inc.	58,400	758,032
Merit Medical Systems, Inc.	37,000	522,070
NxStage Medical, Inc.	40,000	717,600
OraSure Technologies, Inc.	54,462	606,162
		3,155,462

Health Care Providers & Services (1.8%)
HMS Holdings Corp. *	17,600	580,976

Hotels, Restaurants & Leisure (2.0%)
Bravo Brio Restaurant Group, Inc. *	33,846	651,536

Internet Software & Services * (7.9%)
Bankrate, Inc.	32,400	757,836
Envestnet, Inc.	47,400	545,574
SciQuest, Inc.	46,600	681,758
SPS Commerce, Inc.	24,600	620,658
		2,605,826

IT Services * (7.9%)
Cardtronics, Inc.	31,000	792,050
iGate Corp.	50,500	920,110
ServiceSource International, Inc.	53,500	905,220
		2,617,380

Machinery (3.7%)
Chart Industries, Inc. *	10,400	579,904
Valmont Industries, Inc.	6,300	660,933
		1,240,837

Media (1.6%)
MDC Partners, Inc., Class A	40,700	532,356

Metals & Mining (2.2%)
Carpenter Technology Corp.	13,800	724,224

Oil, Gas & Consumable Fuels (2.2%)
Northern Oil and Gas, Inc. *	28,900	722,500

Pharmaceuticals * (4.0%)
Akorn, Inc.	58,400	669,264
Salix Pharmaceuticals, Ltd.	13,500	650,700
		1,319,964

Professional Services (1.6%)
Kelly Services, Inc., Class A	32,000	517,120

Road & Rail (2.1%)
Swift Transportation Co. *	60,600	698,718

Semiconductors & Semiconductor Equipment (2.4%)
Mellanox Technologies, Ltd. *	21,900	803,073

Software * (3.7%)
Tangoe, Inc.	49,300	714,850
Ultimate Software Group, Inc.	7,900	526,851
		1,241,701

Specialty Retail * (6.5%)
Body Central Corp.	32,000	860,160
Express, Inc.	29,300	634,052
Select Comfort Corp.	26,400	662,112
		2,156,324

Textiles, Apparel & Luxury Goods (1.9%)
Warnaco Group, Inc. (The) *	10,700	623,275

Continued

26

Small Cap Growth
Schedule of Investments, continued
January 31, 2012 (Unaudited)

	Shares	Value
Common Stocks, continued
Trading Companies & Distributors (5.8%)
DXP Enterprises, Inc. *	19,100	$644,243
Kaman Corp.	17,900	557,943
Rush Enterprises, Inc., Class A *	31,500	724,815
		1,927,001

Total Common Stocks		31,505,621

Investments in Affiliates (8.4%)
Fifth Third Institutional Money Market Fund (a)	2,794,365	2,794,365

Total Investments in Affiliates		2,794,365

Total Investments (Cost $28,280,742) – 103.4%		34,299,986

Liabilities in excess of other assets – (3.4%)		(1,121,534)

NET ASSETS – 100.0%		$33,178,452

Notes to Schedule of Investments

*	Non-income producing security.

(a)	Investment is in Institutional Shares of underlying fund.

See notes to schedules of investments
and notes to financial statements.

Mid Cap Growth
Schedule of Investments January 31, 2012 (Unaudited)

	Shares	Value
Common Stocks (98.2%)
Aerospace & Defense (1.9%)
TransDigm Group, Inc. *	13,000	$1,358,890

Auto Components (1.3%)
BorgWarner, Inc. *	13,000	970,190

Beverages – Non-alcoholic (1.7%)
Monster Beverage Corp. *	12,000	1,254,120

Biotechnology * (6.1%)
Alexion Pharmaceuticals, Inc.	25,000	1,919,000
Medivation, Inc.	16,000	886,560
Onyx Pharmaceuticals, Inc.	17,000	695,980
Regeneron Pharmaceuticals, Inc.	10,000	908,600
		4,410,140

Capital Markets (1.4%)
Affiliated Managers Group, Inc. *	10,000	1,005,100

Chemicals (8.4%)
Airgas, Inc.	11,000	868,230
Albemarle Corp.	15,000	964,650
Ecolab, Inc.	20,000	1,208,800
FMC Corp.	13,000	1,204,840
Valspar Corp.	21,000	908,040
Westlake Chemical Corp.	15,000	876,750
		6,031,310

Commercial Banks (1.3%)
Texas Capital Bancshares, Inc. *	29,000	919,880

Communications Equipment (1.2%)
Comverse Technology, Inc. *	16,813	105,922
Motorola Solutions, Inc.	17,000	788,970
		894,892

Distributors (1.3%)
LKQ Corp. *	28,000	912,800

Electrical Equipment (5.2%)
AMETEK, Inc.	25,000	1,175,000
Rockwell Automation, Inc.	17,000	1,323,790
Roper Industries, Inc.	13,000	1,214,070
		3,712,860

Electronic Equipment, Instruments & Components (1.6%)
Trimble Navigation, Ltd. *	25,000	1,170,750

Energy Equipment & Services (4.4%)
Dresser-Rand Group, Inc. *	17,000	870,910
FMC Technologies, Inc. *	26,000	1,328,860
Oceaneering International, Inc.	20,000	971,800
		3,171,570

Food Products (1.0%)
B&G Foods, Inc.	31,000	702,460

Health Care Equipment & Supplies (1.3%)
Zoll Medical Corp. *	14,000	960,120

Continued

27

Mid Cap Growth
Schedule of Investments, continued January 31, 2012 (Unaudited)

	Shares	Value
Common Stocks, continued
Health Care Providers & Services (2.7%)
HMS Holdings Corp. *	31,000	$1,023,310
Humana, Inc.	10,000	890,200
		1,913,510

Health Care Technology (1.2%)
SXC Health Solutions Corp. *	14,000	882,840

Hotels, Restaurants & Leisure (3.6%)
Chipotle Mexican Grill, Inc. *	2,750	1,010,047
Panera Bread Co., Class A *	5,000	741,250
Starwood Hotels & Resorts Worldwide, Inc.	15,000	813,600
		2,564,897

Household Durables (2.2%)
Garmin, Ltd.	21,000	875,700
Lennar Corp., Class A	34,000	730,660
		1,606,360

Internet Software & Services (1.3%)
Rackspace Hosting, Inc. *	22,000	955,020

IT Services * (2.8%)
Cardtronics, Inc.	34,000	868,700
Teradata Corp.	22,000	1,178,320
		2,047,020

Life Sciences Tools & Services * (2.5%)
Agilent Technologies, Inc.	24,000	1,019,280
Mettler-Toledo International, Inc.	4,500	789,750
		1,809,030

Machinery (4.0%)
Colfax Corp. *	32,000	971,520
Gardner Denver, Inc.	12,000	895,200
Wabtec Corp.	15,000	1,031,850
		2,898,570

Marine (1.4%)
Kirby Corp. *	15,000	1,001,550

Media (1.3%)
CBS Corp., Class B	32,000	911,360

Metals & Mining (2.5%)
Carpenter Technology Corp.	17,000	892,160
Steel Dynamics, Inc.	56,000	893,200
		1,785,360

Multiline Retail (3.2%)
Dollar Tree, Inc. *	14,000	1,187,340
Macy’s, Inc.	33,000	1,111,770
		2,299,110

Oil, Gas & Consumable Fuels (4.0%)
Concho Resources, Inc. *	12,000	1,279,920
Continental Resources, Inc. *	9,000	726,120
SM Energy Co.	12,000	870,960
		2,877,000

Personal Products (1.1%)
Estee Lauder Cos., Inc. (The), Class A	14,000	811,020

Pharmaceuticals (2.2%)
Perrigo Co.	9,000	860,400
Shire PLC, ADR	7,000	696,640
		1,557,040

Road & Rail (2.0%)
Kansas City Southern *	21,000	1,441,440

Semiconductors & Semiconductor Equipment (4.7%)
Altera Corp.	30,000	1,193,700
KLA-Tencor Corp.	24,000	1,227,120
Xilinx, Inc.	27,000	967,950
		3,388,770

Software * (3.7%)
CommVault Systems, Inc.	20,000	940,000
Informatica Corp.	23,000	972,900
QLIK Technologies, Inc.	27,000	761,400
		2,674,300

Specialty Retail (7.9%)
O’Reilly Automotive, Inc. *	14,000	1,141,140
Ross Stores, Inc.	23,000	1,168,860
Sally Beauty Holdings, Inc. *	37,000	762,940
Tractor Supply Co.	18,000	1,453,860
Ulta Salon Cosmetics & Fragrance, Inc. *	15,000	1,143,300
		5,670,100

Textiles, Apparel & Luxury Goods (1.0%)
Michael Kors Holdings, Ltd. *	2,000	61,900
VF Corp.	5,000	657,450
		719,350

Trading Companies & Distributors (4.8%)
Fastenal Co.	32,000	1,493,760
United Rentals, Inc. *	25,000	956,000
WESCO International, Inc. *	16,000	1,006,080
		3,455,840

Total Common Stocks		70,744,569

Investments in Affiliates (3.0%)
Fifth Third Institutional Money Market Fund (a)	2,181,456	2,181,456

Total Investments in Affiliates		2,181,456

Total Investments (Cost $59,694,588) – 101.2%		72,926,025

Liabilities in excess of other assets – (1.2%)		(887,547)

NET ASSETS – 100.0%		$72,038,478

Continued

28

Mid Cap Growth
Schedule of Investments, continued January 31, 2012 (Unaudited)

Notes to Schedule of Investments

*	Non-income producing security.

(a)	Investment is in Institutional Shares of underlying fund.

The following abbreviation is used in the Schedule of Investments:
ADR – American Depositary Receipt

See notes to schedules of investments
and notes to financial statements.

Quality Growth
Schedule of Investments January 31, 2012 (Unaudited)

	Shares	Value
Common Stocks (96.8%)
Aerospace & Defense (3.1%)
Precision Castparts Corp.	29,000	$4,746,720
United Technologies Corp.	58,000	4,544,300
		9,291,020

Auto Components (2.6%)
BorgWarner, Inc. *	55,000	4,104,650
Johnson Controls, Inc.	118,000	3,748,860
		7,853,510

Beverages (2.4%)
Coca-Cola Co. (The)	105,000	7,090,650

Biotechnology * (2.8%)
Alexion Pharmaceuticals, Inc.	63,000	4,835,880
Biogen Idec, Inc.	30,000	3,537,600
		8,373,480

Chemicals (5.5%)
Airgas, Inc.	46,000	3,630,780
FMC Corp.	57,000	5,282,760
International Flavors & Fragrances, Inc.	37,000	2,064,970
Valspar Corp.	127,000	5,491,480
		16,469,990

Commercial Banks (1.2%)
Wells Fargo & Co.	122,000	3,563,620

Commercial Services & Supplies (1.1%)
Stericycle, Inc. *	38,000	3,192,760

Communications Equipment (1.8%)
Qualcomm, Inc.	90,000	5,293,800

Computers & Peripherals * (7.9%)
Apple, Inc.	39,000	17,802,720
EMC Corp.	220,000	5,667,200
		23,469,920

Consumer Finance (1.6%)
American Express Co.	96,000	4,813,440

Diversified Financial Services (1.6%)
JP Morgan Chase & Co.	125,000	4,662,500

Electrical Equipment (1.7%)
AMETEK, Inc.	108,000	5,076,000

Energy Equipment & Services (4.3%)
National Oilwell Varco, Inc.	72,000	5,326,560
Schlumberger, Ltd.	99,000	7,441,830
		12,768,390

Food & Staples Retailing (1.8%)
Costco Wholesale Corp.	64,000	5,265,280

Food Products (1.2%)
Ralcorp Holdings, Inc. *	40,000	3,498,000

Continued

29

Quality Growth
Schedule of Investments, continued January 31, 2012 (Unaudited)

	Shares	Value
Common Stocks, continued
Health Care Providers & Services (1.9%)
UnitedHealth Group, Inc.	108,000	$5,593,320

Hotels, Restaurants & Leisure (3.7%)
McDonald’s Corp.	78,000	7,725,900
Starwood Hotels & Resorts Worldwide, Inc.	60,000	3,254,400
		10,980,300

Household Products (1.5%)
Procter & Gamble Co. (The)	72,000	4,538,880

Internet & Catalog Retail * (2.2%)
Amazon.com, Inc.	17,000	3,305,480
priceline.com, Inc.	6,100	3,229,828
		6,535,308

IT Services (9.7%)
Cognizant Technology Solutions Corp., Class A *	45,000	3,228,750
Fiserv, Inc. *	75,000	4,716,750
International Business Machines Corp.	62,000	11,941,200
Mastercard, Inc., Class A	13,000	4,622,410
Teradata Corp. *	81,000	4,338,360
		28,847,470

Life Sciences Tools & Services * (3.1%)
Agilent Technologies, Inc.	108,000	4,586,760
Mettler-Toledo International, Inc.	27,000	4,738,500
		9,325,260

Machinery (6.4%)
Caterpillar, Inc.	40,000	4,364,800
Cummins, Inc.	43,000	4,472,000
Danaher Corp.	120,000	6,301,200
Deere & Co.	46,000	3,962,900
		19,100,900

Metals & Mining (1.2%)
Freeport-McMoRan Copper & Gold, Inc.	81,000	3,743,010

Multi-Utilities (1.6%)
Wisconsin Energy Corp.	140,000	4,760,000

Oil, Gas & Consumable Fuels (7.1%)
Anadarko Petroleum Corp.	61,000	4,923,920
Exxon Mobil Corp.	120,000	10,048,800
Occidental Petroleum Corp.	62,000	6,185,740
		21,158,460

Personal Products (1.5%)
Estee Lauder Cos., Inc. (The), Class A	76,000	4,402,680

Pharmaceuticals (1.5%)
Perrigo Co.	48,000	4,588,800

Road & Rail (1.7%)
Union Pacific Corp.	46,000	5,258,260

Semiconductors & Semiconductor Equipment (3.9%)
Altera Corp.	75,000	2,984,250
Intel Corp.	185,000	4,887,700
Maxim Integrated Products, Inc.	140,000	3,757,600
		11,629,550

Software (1.6%)
Oracle Corp.	175,000	4,935,000

Specialty Retail (3.7%)
Home Depot, Inc.	105,000	4,660,950
Sally Beauty Holdings, Inc. *	140,000	2,886,800
Williams-Sonoma, Inc.	98,000	3,514,280
		11,062,030

Textiles, Apparel & Luxury Goods (1.4%)
PVH Corp.	53,000	4,091,070

Trading Companies & Distributors (2.5%)
Fastenal Co.	96,000	4,481,280
WESCO International, Inc. *	50,000	3,144,000
		7,625,280

Total Common Stocks		288,857,938

	Principal Amount

Corporate Bonds (0.1%)
Commercial Banks – Central U.S. (0.1%)
Bank One Capital III, 8.75%, 9/01/30	$165,792	224,904

Total Corporate Bonds		224,904

Mortgage-Backed Securities (0.1%)
U.S. Government Agencies (0.1%)
Freddie Mac, 5.50%, 3/15/35	222,635	245,685
Government National Mortgage Association, IO, 0.05%, 4/16/46 (a)	1,687,194	29,357
		275,042

WL Collateral CMO Other (0.0%)
JP Morgan Mortgage Trust, Series 2005-A1, Class 2A1, 2.74%, 2/25/35 (a)	113,866	106,779

WL Collateral CMO Sequential (0.0%)
Countrywide Alternative Loan Trust, Series 2005-J3, Class 3A1, 6.50%, 9/25/34	65,700	63,496

Total Mortgage-Backed Securities		445,317

Continued

30

Quality Growth
Schedule of Investments, continued January 31, 2012 (Unaudited)

	Shares	Value
Investments in Affiliates (2.6%)
Fifth Third Institutional Money Market Fund (b)	7,749,480	$7,749,480

Total Investments in Affiliates		7,749,480

Total Investments (Cost $229,299,015) – 99.6%		297,277,639

Other assets in excess of liabilities – 0.4%		1,087,175

NET ASSETS – 100.0%		$298,364,814

Notes to Schedule of Investments

*	Non-income producing security.

(a)	Variable rate security. Rate presented represents rate in effect at January 31, 2012.

(b)	Investment is in Institutional Shares of underlying fund.

The following abbreviations are used in the Schedule of Investments:
CMO – Collateralized Mortgage Obligation
IO – Interest Only
WL – Whole Loan

See notes to schedules of investments
and notes to financial statements.

Dividend Growth
Schedule of Investments January 31, 2012 (Unaudited)

	Shares	Value
Common Stocks (99.3%)
Aerospace & Defense (0.8%)
United Technologies Corp.	457	$35,806

Beverages (3.3%)
Coca-Cola Co. (The)	1,542	104,131
Diageo PLC, ADR	546	48,370
		152,501

Capital Markets (1.9%)
Ameriprise Financial, Inc.	1,631	87,340

Chemicals (3.2%)
Air Products & Chemicals, Inc.	524	46,128
Praxair, Inc.	954	101,315
		147,443

Commercial Banks (6.8%)
PNC Financial Services Group, Inc.	2,125	125,205
U.S. Bancorp	3,506	98,939
Wells Fargo & Co.	3,085	90,113
		314,257

Communications Equipment (2.5%)
Qualcomm, Inc.	1,942	114,228

Computers & Peripherals * (4.9%)
Apple, Inc.	366	167,072
EMC Corp.	2,257	58,140
		225,212

Diversified Financial Services (2.4%)
JP Morgan Chase & Co.	2,931	109,326

Diversified Telecommunication Services (1.6%)
Verizon Communications, Inc.	1,912	72,006

Electrical Equipment (1.6%)
Roper Industries, Inc.	778	72,657

Energy Equipment & Services (2.4%)
National Oilwell Varco, Inc.	840	62,143
Schlumberger, Ltd.	674	50,665
		112,808

Food & Staples Retailing (4.0%)
Costco Wholesale Corp.	508	41,793
CVS Caremark Corp.	3,418	142,702
		184,495

Food Products (3.6%)
HJ Heinz Co.	1,090	56,517
JM Smucker Co. (The)	584	46,008
Mead Johnson Nutrition Co.	861	63,791
		166,316

Gas Utilities (2.4%)
Oneok, Inc.	1,337	111,185

Health Care Equipment & Supplies (2.3%)
Baxter International, Inc.	913	50,653
Stryker Corp.	987	54,710
		105,363

Continued

31

Dividend Growth
Schedule of Investments, continued January 31, 2012 (Unaudited)

	Shares	Value
Common Stocks, continued
Health Care Providers & Services (3.0%)
AmerisourceBergen Corp.	924	$36,008
UnitedHealth Group, Inc.	2,031	105,186
		141,194

Hotels, Restaurants & Leisure (2.7%)
McDonald’s Corp.	1,284	127,180

Household Products (2.2%)
Procter & Gamble Co. (The)	1,647	103,827

Industrial Conglomerates (2.7%)
General Electric Co.	6,563	122,794

Insurance (1.0%)
Travelers Cos., Inc. (The)	807	47,048

IT Services (6.1%)
Accenture PLC, Class A	884	50,688
Automatic Data Processing, Inc.	2,006	109,889
International Business Machines Corp.	620	119,412
		279,989

Machinery (5.8%)
Cummins, Inc.	806	83,824
Deere & Co.	439	37,820
Eaton Corp.	1,741	85,361
Parker Hannifin Corp.	756	60,994
		267,999

Multi-Utilities (2.3%)
Wisconsin Energy Corp.	3,087	104,958

Multiline Retail (2.9%)
Macy’s, Inc.	3,988	134,356

Oil, Gas & Consumable Fuels (9.0%)
Chevron Corp.	1,159	119,470
Enbridge, Inc.	1,937	72,754
Exxon Mobil Corp.	1,329	111,290
Occidental Petroleum Corp.	1,140	113,738
		417,252

Pharmaceuticals (5.7%)
Bristol-Myers Squibb Co.	3,561	114,807
Pfizer, Inc.	5,429	116,180
Watson Pharmaceuticals, Inc. *	516	30,253
		261,240

Road & Rail (1.0%)
Union Pacific Corp.	417	47,667

Semiconductors & Semiconductor Equipment (2.1%)
Intel Corp.	3,678	97,173

Software (1.1%)
Microsoft Corp.	1,657	48,931

Specialty Retail (3.4%)
Home Depot, Inc.	1,066	47,320
Tiffany & Co.	770	49,126
TJX Cos., Inc.	916	62,416
		158,862

Textiles, Apparel & Luxury Goods (3.5%)
Nike, Inc., Class B	1,080	112,309
VF Corp.	361	47,468
		159,777

Trading Companies & Distributors (1.1%)
WW Grainger, Inc.	262	49,974

Total Common Stocks		4,581,164

Investments in Affiliates (0.6%)
Fifth Third Institutional Money Market Fund (a)	29,393	29,393

Total Investments in Affiliates		29,393

Total Investments (Cost $3,519,605) – 99.9%		4,610,557

Other assets in excess of liabilities – 0.1%		5,595

NET ASSETS – 100.0%		$4,616,152

Notes to Schedule of Investments

*	Non-income producing security.

(a)	Investment is in Institutional Shares of underlying fund.

The following abbreviation is used in the Schedule of Investments:
ADR – American Depositary Receipt

See notes to schedules of investments
and notes to financial statements.

32

Micro Cap Value
Schedule of Investments January 31, 2012 (Unaudited)

	Shares	Value
Common Stocks (91.4%)
Aerospace & Defense (1.2%)
Ducommun, Inc.	41,500	$599,675

Auto Components (0.7%)
Motorcar Parts of America, Inc. *	54,122	347,463

Capital Markets (5.4%)
Edelman Financial Group, Inc.	67,970	485,306
Gladstone Capital Corp.	38,963	348,719
JMP Group, Inc.	50,400	371,952
MVC Capital, Inc.	37,262	467,265
NGP Capital Resources Co.	62,942	489,689
Piper Jaffray Cos. *	7,000	155,750
SWS Group, Inc.	54,021	397,054
		2,715,735

Commercial Banks (8.6%)
BBCN Bancorp, Inc. *	25,972	262,837
Center Bancorp, Inc.	43,213	412,684
Independent Bank Corp.	19,827	550,001
MainSource Financial Group, Inc.	53,558	502,910
Northrim BanCorp, Inc.	22,936	460,784
Renasant Corp.	39,082	616,714
Simmons First National Corp., Class A	13,618	375,176
Sterling Bancorp	65,299	623,605
Washington Trust Bancorp, Inc.	21,983	542,760
		4,347,471

Commercial Services & Supplies (3.0%)
Ceco Environmental Corp.	61,400	394,188
Consolidated Graphics, Inc. *	10,300	523,137
Schawk, Inc.	45,409	610,297
		1,527,622

Communications Equipment * (1.4%)
EXFO, Inc.	43,100	272,392
Westell Technologies, Inc., Class A	203,900	448,580
		720,972

Construction & Engineering * (2.0%)
Orion Marine Group, Inc.	51,400	372,136
Pike Electric Corp.	82,796	659,056
		1,031,192

Distributors (0.9%)
VOXX International Corp. *	36,210	460,591

Diversified Consumer Services (0.6%)
Carriage Services, Inc.	54,860	314,348

Diversified Telecommunication Services * (2.1%)
Neutral Tandem, Inc.	45,600	560,424
Premiere Global Services, Inc.	55,154	485,355
		1,045,779

Electric Utilities (0.8%)
Central Vermont Public Service Corp.	11,300	397,421

Electrical Equipment (1.4%)
PowerSecure International, Inc. *	112,000	708,960

Electronic Equipment, Instruments & Components (0.8%)
CTS Corp.	37,933	381,606

Energy Equipment & Services * (2.2%)
Mitcham Industries, Inc.	18,377	403,559
North American Energy Partners, Inc.	110,206	700,910
		1,104,469

Food & Staples Retailing (3.3%)
Nash Finch Co.	20,034	585,193
Spartan Stores, Inc.	34,400	644,656
Susser Holdings Corp. *	18,221	434,571
		1,664,420

Food Products * (1.8%)
Inventure Foods, Inc.	117,518	468,897
Overhill Farms, Inc.	107,240	437,539
		906,436

Gas Utilities (1.3%)
Chesapeake Utilities Corp.	15,401	662,551

Health Care Equipment & Supplies (3.9%)
Greatbatch, Inc. *	15,656	366,663
Kensey Nash Corp.	22,890	531,277
Medical Action Industries, Inc. *	95,429	505,774
Symmetry Medical, Inc. *	75,300	565,503
		1,969,217

Health Care Providers & Services * (2.5%)
BioScrip, Inc.	127,900	691,939
Cross Country Healthcare, Inc.	92,797	572,558
		1,264,497

Health Care Technology (1.2%)
Omnicell, Inc. *	39,155	606,119

Hotels, Restaurants & Leisure (1.4%)
Benihana, Inc.	27,140	296,640
Frisch’s Restaurants, Inc.	20,591	432,411
		729,051

Household Durables (1.0%)
Hooker Furniture Corp.	40,200	484,410

Insurance (5.1%)
American Equity Investment Life Holding Co.	50,839	586,174
AMERISAFE, Inc. *	16,680	409,994
EMC Insurance Group, Inc.	24,200	546,194
Meadowbrook Insurance Group, Inc.	53,383	532,229
SeaBright Holdings, Inc.	64,208	514,948
		2,589,539

Internet Software & Services * (1.9%)
Infospace, Inc.	41,676	513,031
Perficient, Inc.	42,360	471,467
		984,498

Continued

33

Micro Cap Value
Schedule of Investments, continued January 31, 2012 (Unaudited)

	Shares	Value
Common Stocks, continued
IT Services * (1.7%)
Ciber, Inc.	77,872	$338,743
Global Cash Access Holdings, Inc.	100,400	532,120
		870,863

Machinery (1.3%)
Greenbrier Cos., Inc. *	29,518	656,776

Metals & Mining * (1.9%)
Great Panther Silver, Ltd.	174,900	468,732
Horsehead Holding Corp.	44,200	480,896
		949,628

Multiline Retail (0.8%)
Fred’s, Inc., Class A	29,294	432,087

Oil, Gas & Consumable Fuels (0.7%)
Petroquest Energy, Inc. *	59,400	381,348

Paper & Forest Products (1.2%)
PH Glatfelter Co.	42,892	633,944

Personal Products (1.5%)
Prestige Brands Holdings, Inc. *	57,399	737,003

Professional Services (3.7%)
Barrett Business Services, Inc.	15,905	306,171
CBIZ, Inc. *	64,051	401,600
Dolan Co. (The) *	57,453	541,782
Navigant Consulting, Inc. *	49,300	631,533
		1,881,086

Real Estate Investment Trusts (3.7%)
Gladstone Commercial Corp.	28,700	520,044
MHI Hospitality Corp.	95,782	227,003
Monmouth Real Estate Investment Corp., Class A	68,906	641,515
UMH Properties, Inc.	49,500	510,345
		1,898,907

Road & Rail (6.4%)
Celadon Group, Inc.	50,220	750,789
Marten Transport, Ltd.	25,220	551,057
Saia, Inc. *	35,593	536,031
USA Truck, Inc. *	68,027	641,495
Vitran Corp., Inc. *	106,350	749,767
		3,229,139

Semiconductors & Semiconductor Equipment (2.1%)
Cohu, Inc.	16,100	211,393
IXYS Corp. *	13,949	191,380
Pericom Semiconductor Corp. *	30,112	240,896
Photronics, Inc. *	27,605	189,371
Rudolph Technologies, Inc. *	22,044	225,510
		1,058,550

Software (0.5%)
Versant Corp. *	27,244	271,350

Specialty Retail (3.6%)
Cache, Inc. *	69,433	452,009
Casual Male Retail Group, Inc. *	53,810	170,039
OfficeMax, Inc. *	84,600	467,838
Stage Stores, Inc.	28,600	439,868
Stein Mart, Inc. *	41,843	303,362
		1,833,116

Thrifts & Mortgage Finance (6.4%)
Berkshire Hills Bancorp, Inc.	28,995	655,867
BofI Holding, Inc. *	41,750	697,643
Dime Community Bancshares, Inc.	51,100	704,158
ViewPoint Financial Group	48,491	658,993
WSFS Financial Corp.	13,162	512,133
		3,228,794

Trading Companies & Distributors (0.9%)
Aceto Corp.	60,098	441,119

Wireless Telecommunication Services (0.5%)
USA Mobility, Inc.	18,205	257,601

Total Common Stocks		46,325,353

Investments in Affiliates (8.4%)
Fifth Third Institutional Money Market Fund (a)	4,242,049	4,242,049

Total Investments in Affiliates		4,242,049

Total Investments (Cost $44,086,514) – 99.8%		50,567,402

Other assets in excess of liabilities – 0.2%		121,617

NET ASSETS – 100.0%		$50,689,019

Notes to Schedule of Investments

*	Non-income producing security.

(a)	Investment is in Institutional Shares of underlying fund.

See notes to schedules of investments
and notes to financial statements.

34

Small Cap Value
Schedule of Investments January 31, 2012 (Unaudited)

	Shares	Value
Common Stocks (92.8%)
Aerospace & Defense (3.3%)
AAR Corp.	40,824	$865,061
Spirit Aerosystems Holdings, Inc., Class A *	49,600	1,127,904
		1,992,965

Capital Markets (1.7%)
Piper Jaffray Cos. *	28,300	629,675
SWS Group, Inc.	58,349	428,865
		1,058,540

Commercial Banks (9.2%)
FNB Corp.	79,401	930,580
Glacier Bancorp, Inc.	42,387	592,146
Independent Bank Corp.	29,500	818,330
Old National Bancorp	93,658	1,102,355
Renasant Corp.	49,852	786,664
UMB Financial Corp.	18,938	730,628
United Bankshares, Inc.	24,159	674,278
		5,634,981

Commercial Services & Supplies (4.7%)
Consolidated Graphics, Inc. *	18,830	956,376
KAR Auction Services, Inc. *	63,900	941,886
Schawk, Inc.	73,900	993,216
		2,891,478

Communications Equipment (0.8%)
Comtech Telecommunications Corp.	16,517	509,715

Construction & Engineering (1.4%)
Pike Electric Corp. *	106,485	847,621

Consumer Finance (1.1%)
Cash America International, Inc.	15,377	674,435

Diversified Telecommunication Services * (2.0%)
Neutral Tandem, Inc.	53,546	658,080
Premiere Global Services, Inc.	61,700	542,960
		1,201,040

Electric Utilities (1.6%)
Unitil Corp.	34,523	953,871

Energy Equipment & Services * (3.3%)
Helix Energy Solutions Group, Inc.	26,971	443,673
North American Energy Partners, Inc.	158,517	1,008,168
Parker Drilling Co.	90,733	589,765
		2,041,606

Food & Staples Retailing (3.1%)
Nash Finch Co.	30,400	887,984
Spartan Stores, Inc.	53,800	1,008,212
		1,896,196

Food Products (1.6%)
Fresh Del Monte Produce, Inc.	39,828	974,989

Health Care Equipment & Supplies * (3.7%)
Greatbatch, Inc.	25,700	601,894
Sirona Dental Systems, Inc.	15,900	768,765
Symmetry Medical, Inc.	119,100	894,441
		2,265,100

Health Care Providers & Services (1.6%)
BioScrip, Inc. *	178,400	965,144

Health Care Technology (1.5%)
Omnicell, Inc. *	57,700	893,196

Insurance (7.0%)
American Equity Investment Life Holding Co.	85,500	985,815
Aspen Insurance Holdings, Ltd.	32,400	860,544
Endurance Specialty Holdings, Ltd.	24,401	912,597
Kemper Corp.	24,000	714,480
Protective Life Corp.	32,100	802,821
		4,276,257

Internet Software & Services (1.4%)
Infospace, Inc. *	72,000	886,320

Machinery (1.7%)
Greenbrier Cos., Inc. *	47,900	1,065,775

Media (1.2%)
Gannett Co., Inc.	52,400	742,508

Metals & Mining * (3.6%)
AuRico Gold, Inc.	121,229	1,145,614
Coeur d’Alene Mines Corp.	39,251	1,085,683
		2,231,297

Multi-Utilities (1.8%)
Black Hills Corp.	32,528	1,098,145

Multiline Retail (1.4%)
Fred’s, Inc., Class A	59,591	878,967

Oil, Gas & Consumable Fuels (1.7%)
Petroquest Energy, Inc. *	72,400	464,808
W&T Offshore, Inc.	26,000	561,860
		1,026,668

Paper & Forest Products (1.3%)
PH Glatfelter Co.	55,013	813,092

Personal Products (2.0%)
Prestige Brands Holdings, Inc. *	96,100	1,233,924

Professional Services * (2.7%)
CBIZ, Inc.	76,000	476,520
Navigant Consulting, Inc.	90,966	1,165,274
		1,641,794

Real Estate Investment Trusts (8.4%)
Brandywine Realty Trust	64,347	684,652
CubeSmart	87,438	995,044
Entertainment Properties Trust	19,364	861,117
First Potomac Realty Trust	47,865	712,231
LaSalle Hotel Properties	33,589	908,583
Lexington Realty Trust	116,400	1,001,040
		5,162,667

Continued

35

Small Cap Value
Schedule of Investments, continued January 31, 2012 (Unaudited)

	Shares	Value
Common Stocks, continued
Road & Rail (3.1%)
Marten Transport, Ltd.	42,900	$937,365
Werner Enterprises, Inc.	36,844	962,734
		1,900,099

Semiconductors & Semiconductor Equipment * (3.2%)
Entegris, Inc.	88,240	845,339
FEI Co.	11,813	520,481
Photronics, Inc.	83,000	569,380
		1,935,200

Specialty Retail (5.8%)
Foot Locker, Inc.	27,100	711,104
OfficeMax, Inc. *	172,600	954,478
Rent-A-Center, Inc.	31,154	1,053,628
Stage Stores, Inc.	54,500	838,210
		3,557,420

Thrifts & Mortgage Finance (4.5%)
Berkshire Hills Bancorp, Inc.	35,700	807,534
Dime Community Bancshares, Inc.	68,900	949,442
ViewPoint Financial Group	74,430	1,011,504
		2,768,480

Water Utilities (1.4%)
California Water Service Group	45,540	840,213

Total Common Stocks		56,859,703

Investments in Affiliates (5.7%)
Fifth Third Institutional Money Market Fund (a)	3,467,100	3,467,100

Total Investments in Affiliates		3,467,100

Total Investments (Cost $54,136,813) – 98.5%		60,326,803

Other assets in excess of liabilities – 1.5%		915,980

NET ASSETS – 100.0%		$61,242,783

Notes to Schedule of Investments

*	Non-income producing security.

(a)	Investment is in Institutional Shares of underlying fund.

At January 31, 2012, Small Cap Value’s investments were in the following countries:

Country
Bermuda	2.9%
Canada	3.6%
United States	93.5%
Total	100.0%

See notes to schedules of investments
and notes to financial statements.

All Cap Value
Schedule of Investments January 31, 2012 (Unaudited)

	Shares	Value
Common Stocks (99.6%)
Aerospace & Defense (3.8%)
AAR Corp.	57,766	$1,224,062
General Dynamics Corp.	15,452	1,068,660
Spirit Aerosystems Holdings, Inc., Class A *	53,739	1,222,025
		3,514,747

Biotechnology (4.5%)
Amgen, Inc.	42,566	2,890,657
Gilead Sciences, Inc. *	26,664	1,302,270
		4,192,927

Capital Markets (5.8%)
Ameriprise Financial, Inc.	35,220	1,886,031
Goldman Sachs Group, Inc. (The)	15,044	1,676,955
Invesco, Ltd.	66,374	1,498,061
Piper Jaffray Cos. *	12,922	287,514
		5,348,561

Chemicals (2.0%)
Dow Chemical Co. (The)	55,426	1,857,325

Commercial Banks (7.6%)
BB&T Corp.	44,526	1,210,662
KeyCorp	216,466	1,681,933
Old National Bancorp	84,455	994,035
Regions Financial Corp.	211,956	1,106,410
UMB Financial Corp.	9,042	348,841
Wells Fargo & Co.	59,529	1,738,842
		7,080,723

Communications Equipment (0.5%)
Cisco Systems, Inc.	24,665	484,174

Diversified Financial Services (6.3%)
Citigroup, Inc.	84,905	2,608,282
JP Morgan Chase & Co.	63,673	2,375,003
NYSE Euronext	32,145	853,771
		5,837,056

Diversified Telecommunication Services (5.5%)
AT&T, Inc.	28,378	834,597
CenturyLink, Inc.	48,287	1,788,068
Neutral Tandem, Inc. *	43,522	534,885
Verizon Communications, Inc.	51,774	1,949,809
		5,107,359

Electric Utilities (3.8%)
Edison International	20,891	857,367
Exelon Corp.	23,639	940,359
NextEra Energy, Inc.	15,436	923,845
Pepco Holdings, Inc.	40,082	788,012
		3,509,583

Electronic Equipment, Instruments & Components (2.3%)
Avnet, Inc. *	17,597	613,608
Corning, Inc.	116,798	1,503,190
		2,116,798

Continued

36

All Cap Value
Schedule of Investments, continued January 31, 2012 (Unaudited)

	Shares	Value
Common Stocks, continued
Energy Equipment & Services (4.4%)
Ensco PLC, ADR	27,273	$1,435,651
Helix Energy Solutions Group, Inc. *	13,078	215,133
Nabors Industries, Ltd. *	29,354	546,571
Noble Corp. *	31,284	1,089,935
North American Energy Partners, Inc. *	124,632	792,659
		4,079,949

Food & Staples Retailing (0.4%)
Spartan Stores, Inc.	18,436	345,491

Food Products (2.5%)
Archer-Daniels-Midland Co.	46,278	1,324,939
Kraft Foods, Inc., Class A	24,688	945,551
		2,270,490

Health Care Equipment & Supplies * (1.9%)
Hologic, Inc.	66,720	1,360,421
Symmetry Medical, Inc.	47,392	355,914
		1,716,335

Health Care Providers & Services (2.9%)
UnitedHealth Group, Inc.	51,575	2,671,069

Industrial Conglomerates (3.7%)
General Electric Co.	182,252	3,409,935

Insurance (8.6%)
Aflac, Inc.	30,864	1,488,571
Allstate Corp. (The)	33,116	955,396
American Equity Investment Life Holding Co.	39,098	450,800
AON Corp.	13,921	674,194
Aspen Insurance Holdings, Ltd.	8,335	221,378
Meadowbrook Insurance Group, Inc.	79,475	792,366
Progressive Corp. (The)	61,691	1,251,093
Prudential Financial, Inc.	24,813	1,420,296
Reinsurance Group of America, Inc.	13,988	762,206
		8,016,300

Leisure Equipment & Products (0.8%)
Mattel, Inc.	23,125	716,875

Machinery (0.5%)
Eaton Corp.	5,124	251,230
Greenbrier Cos., Inc. *	10,440	232,290
		483,520

Media (5.9%)
DISH Network Corp., Class A	23,762	663,435
Gannett Co., Inc.	89,620	1,269,915
Time Warner, Inc.	48,191	1,785,959
Viacom, Inc., Class B	38,070	1,790,813
		5,510,122

Metals & Mining (1.6%)
Alcoa, Inc.	69,702	708,172
Coeur d’Alene Mines Corp. *	27,774	768,229
		1,476,401

Multi-Utilities (0.7%)
PG&E Corp.	16,818	683,820

Office Electronics (1.4%)
Xerox Corp.	161,814	1,254,058

Oil, Gas & Consumable Fuels (6.9%)
BP PLC, ADR	45,290	2,079,264
Chevron Corp.	21,023	2,167,051
Petroquest Energy, Inc. *	74,029	475,266
Royal Dutch Shell PLC, ADR	17,242	1,264,528
Tsakos Energy Navigation, Ltd.	65,900	440,212
		6,426,321

Personal Products (0.3%)
Prestige Brands Holdings, Inc. *	22,546	289,491

Pharmaceuticals (5.9%)
Johnson & Johnson	16,324	1,075,915
Merck & Co., Inc.	64,179	2,455,488
Sanofi, ADR	13,124	487,294
Teva Pharmaceutical Industries, Ltd., ADR	32,406	1,462,483
		5,481,180

Professional Services * (1.5%)
CBIZ, Inc.	104,871	657,541
Navigant Consulting, Inc.	54,679	700,438
		1,357,979

Road & Rail (0.4%)
Marten Transport, Ltd.	17,298	377,961

Semiconductors & Semiconductor Equipment (3.0%)
Intel Corp.	86,007	2,272,305
Photronics, Inc. *	71,733	492,088
		2,764,393

Software (2.2%)
Microsoft Corp.	68,938	2,035,739

Specialty Retail (1.0%)
Foot Locker, Inc.	19,908	522,386
OfficeMax, Inc. *	78,222	432,568
		954,954

Tobacco (1.0%)
Altria Group, Inc.	32,623	926,493

Total Common Stocks		92,298,129

Investments in Affiliates (0.4%)
Fifth Third Institutional Money Market Fund (a)	349,403	349,403

Total Investments in Affiliates		349,403

Total Investments (Cost $81,069,326) – 100.0%		92,647,532

Other assets in excess of liabilities – 0.0%		38,770

NET ASSETS – 100.0%		$92,686,302
Continued

37

All Cap Value
Schedule of Investments, continued January 31, 2012 (Unaudited)

Notes to Schedule of Investments

*	Non-income producing security.

(a)	Investment is in Institutional Shares of underlying fund.

The following abbreviation is used in the Schedule of Investments:
ADR – American Depositary Receipt

At January 31, 2012, All Cap Value’s investments were in the following countries:

Country
Bermuda	0.8%
Canada	0.8%
France	0.5%
Great Britain	3.8%
Greece	0.5%
Israel	1.6%
Netherlands	1.4%
Switzerland	1.2%
United States	89.4%
Total	100.0%

See notes to schedules of investments
and notes to financial statements.

Disciplined Large Cap Value
Schedule of Investments January 31, 2012 (Unaudited)

	Shares	Value
Common Stocks (98.6%)
Aerospace & Defense (2.8%)
General Dynamics Corp.	72,177	$4,991,761

Biotechnology (5.1%)
Amgen, Inc.	80,416	5,461,051
Gilead Sciences, Inc. *	77,399	3,780,167
		9,241,218

Capital Markets (4.8%)
Ameriprise Financial, Inc.	43,167	2,311,593
Goldman Sachs Group, Inc. (The)	25,993	2,897,440
Invesco, Ltd.	154,681	3,491,150
		8,700,183

Chemicals (2.0%)
Dow Chemical Co. (The)	108,381	3,631,847

Commercial Banks (6.7%)
BB&T Corp.	125,555	3,413,840
KeyCorp	581,824	4,520,773
Regions Financial Corp.	804,157	4,197,700
		12,132,313

Communications Equipment (3.7%)
Cisco Systems, Inc.	340,113	6,676,418

Computers & Peripherals (1.6%)
Dell, Inc. *	169,302	2,917,074

Consumer Finance (1.7%)
Discover Financial Services	108,961	2,961,560

Diversified Financial Services (3.4%)
Citigroup, Inc.	199,124	6,117,089

Diversified Telecommunication Services (4.8%)
AT&T, Inc.	173,015	5,088,371
CenturyLink, Inc.	97,125	3,596,539
		8,684,910

Electric Utilities (4.1%)
Exelon Corp.	84,825	3,374,338
NextEra Energy, Inc.	67,535	4,041,970
		7,416,308

Electronic Equipment, Instruments & Components (1.1%)
Corning, Inc.	156,190	2,010,165

Energy Equipment & Services (2.8%)
Ensco PLC, ADR	40,150	2,113,496
Noble Corp. *	82,969	2,890,640
		5,004,136

Food Products (1.3%)
Archer-Daniels-Midland Co.	78,443	2,245,823

Health Care Providers & Services (6.2%)
CIGNA Corp.	73,453	3,292,898
UnitedHealth Group, Inc.	151,084	7,824,640
		11,117,538

Continued

38

Disciplined Large Cap Value
Schedule of Investments, continued January 31, 2012 (Unaudited)

	Shares	Value
Common Stocks, continued
Industrial Conglomerates (3.8%)
General Electric Co.	369,471	$6,912,803

Insurance (9.1%)
Aflac, Inc.	40,034	1,930,840
AON Corp.	54,771	2,652,559
Principal Financial Group, Inc.	137,855	3,764,820
Progressive Corp. (The)	120,217	2,438,001
Prudential Financial, Inc.	35,508	2,032,478
Reinsurance Group of America, Inc.	12,068	657,585
Unum Group	129,965	2,967,101
		16,443,384

Leisure Equipment & Products (1.5%)
Mattel, Inc.	89,467	2,773,477

Machinery (2.1%)
Eaton Corp.	77,979	3,823,310

Media (5.5%)
DISH Network Corp., Class A	97,822	2,731,190
Time Warner, Inc.	102,811	3,810,176
Viacom, Inc., Class B	72,989	3,433,403
		9,974,769

Metals & Mining (0.7%)
Alcoa, Inc.	121,146	1,230,843

Office Electronics (1.2%)
Xerox Corp.	266,544	2,065,716

Oil, Gas & Consumable Fuels (9.8%)
Apache Corp.	27,966	2,765,278
BP PLC, ADR	116,272	5,338,047
Chevron Corp.	60,573	6,243,865
Royal Dutch Shell PLC, ADR	44,211	3,242,435
		17,589,625

Pharmaceuticals (7.3%)
Merck & Co., Inc.	189,841	7,263,317
Sanofi, ADR	79,603	2,955,660
Teva Pharmaceutical Industries, Ltd., ADR	63,126	2,848,876
		13,067,853

Semiconductors & Semiconductor Equipment (3.9%)
Intel Corp.	262,830	6,943,969

Tobacco (1.6%)
Altria Group, Inc.	103,508	2,939,627

Total Common Stocks		177,613,719

Investments in Affiliates (1.4%)
Fifth Third Institutional Money Market Fund (a)	2,490,860	2,490,860

Total Investments in Affiliates		2,490,860

Total Investments (Cost $152,763,399) – 100.0%		180,104,579

Other assets in excess of liabilities – 0.0%		60,848

NET ASSETS – 100.0%		$180,165,427

Notes to Schedule of Investments

*	Non-income producing security.

(a)	Investment is in Institutional Shares of underlying fund.

The following abbreviation is used in the Schedule of Investments:
ADR – American Depositary Receipt

At January 31, 2012, Disciplined Large Cap Value’s investments were in the following countries:

Country
France	1.7%
Great Britain	4.1%
Israel	1.6%
Netherlands	1.8%
Switzerland	1.6%
United States	89.2%
Total	100.0%

See notes to schedules of investments
and notes to financial statements.

39

Structured Large Cap Plus
Schedule of Investments January 31, 2012 (Unaudited)

	Shares	Value
Common Stocks (108.8%)
Aerospace & Defense (3.1%)
BE Aerospace, Inc. * (b)	5,155	$217,541
Boeing Co. (The) (b)	2,658	197,171
Honeywell International, Inc.	11,452	664,674
Raytheon Co. (b)	3,695	177,323
TransDigm Group, Inc. * (b)	2,574	269,060
United Technologies Corp. (b)	10,271	804,733
		2,330,502

Air Freight & Logistics (0.1%)
United Parcel Service, Inc., Class B	931	70,430

Airlines (1.1%)
Alaska Air Group, Inc. *	5,044	384,000
Southwest Airlines Co. (b)	45,552	436,388
		820,388

Beverages (2.0%)
Coca-Cola Co. (The) (b)	11,895	803,269
Dr. Pepper Snapple Group, Inc. (b)	10,655	413,627
PepsiCo, Inc.	4,340	285,008
		1,501,904

Biotechnology (b) (1.9%)
Amgen, Inc.	11,722	796,041
Gilead Sciences, Inc. *	13,565	662,515
		1,458,556

Building Products (0.5%)
Owens Corning *	10,479	353,666

Capital Markets (2.5%)
Ameriprise Financial, Inc. (b)	9,110	487,840
Bank of New York Mellon Corp. (The)	21,799	438,814
Franklin Resources, Inc.	764	81,060
Goldman Sachs Group, Inc. (The)	3,268	364,284
Legg Mason, Inc. (b)	13,474	343,183
Morgan Stanley	9,292	173,296
		1,888,477

Chemicals (3.0%)
CF Industries Holdings, Inc. (b)	2,956	524,335
Eastman Chemical Co. (b)	10,506	528,662
Minerals Technologies, Inc. (b)	4,900	310,905
Mosaic Co. (The)	5,076	284,104
PPG Industries, Inc. (b)	5,195	465,368
Westlake Chemical Corp.	1,923	112,399
		2,225,773

Commercial Banks (2.9%)
KeyCorp	29,856	231,981
PNC Financial Services Group, Inc. (b)	9,791	576,886
Wells Fargo & Co.	46,456	1,356,980
		2,165,847

Commercial Services & Supplies (1.0%)
Cintas Corp.	5,843	216,483
Corrections Corp. of America *	9,807	230,759
RR Donnelley & Sons Co. (b)	24,929	283,193
		730,435
Communications Equipment (1.2%)
Cisco Systems, Inc. (b)	15,349	301,301
Harris Corp. (b)	8,898	364,818
Qualcomm, Inc.	4,159	244,632
		910,751

Computers & Peripherals (b) (5.5%)
Apple, Inc. *	5,325	2,430,756
Dell, Inc. *	32,212	555,013
Hewlett-Packard Co.	25,732	719,981
Western Digital Corp. *	12,659	460,155
		4,165,905

Construction & Engineering (0.5%)
URS Corp. *	9,798	403,188

Consumer Finance (b) (1.3%)
Capital One Financial Corp.	10,536	482,022
Discover Financial Services	17,366	472,008
		954,030

Distributors (0.2%)
Genuine Parts Co. (b)	2,044	130,366

Diversified Consumer Services (0.5%)
ITT Educational Services, Inc. *	5,365	353,393

Diversified Financial Services (3.2%)
Bank of America Corp.	1,518	10,824
Citigroup, Inc. (b)	22,760	699,187
JP Morgan Chase & Co. (b)	34,247	1,277,413
Leucadia National Corp.	1,292	35,866
NASDAQ OMX Group, Inc. (The) * (b)	14,559	360,772
		2,384,062

Diversified Telecommunication Services (b) (3.2%)
AT&T, Inc.	47,046	1,383,623
Verizon Communications, Inc.	27,553	1,037,646
		2,421,269

Electric Utilities (2.0%)
American Electric Power Co., Inc.	2,944	116,465
Duke Energy Corp. (b)	25,655	546,708
Edison International	1,491	61,191
Entergy Corp.	6,293	436,608
Portland General Electric Co. (b)	14,375	358,512
		1,519,484

Electronic Equipment, Instruments & Components (1.6%)
Jabil Circuit, Inc. (b)	18,115	410,486
Tech Data Corp. *	6,260	325,019
Vishay Intertechnology, Inc. * (b)	37,155	456,264
		1,191,769

Energy Equipment & Services (1.8%)
Baker Hughes, Inc. (b)	8,457	415,492
Nabors Industries, Ltd. *	21,368	397,872
National Oilwell Varco, Inc.	3,564	263,665
Schlumberger, Ltd.	3,800	285,646
		1,362,675

Continued

40

Structured Large Cap Plus
Schedule of Investments, continued January 31, 2012 (Unaudited)

	Shares	Value
Common Stocks, continued
Food & Staples Retailing (1.4%)
CVS Caremark Corp. (b)	14,350	$599,113
Wal-Mart Stores, Inc.	5,925	363,558
Walgreen Co. (b)	1,754	58,513
Whole Foods Market, Inc.	679	50,266
		1,071,450

Food Products (1.2%)
Campbell Soup Co.	5,337	169,183
ConAgra Foods, Inc. (b)	9,274	247,337
HJ Heinz Co. (b)	8,188	424,548
Kraft Foods, Inc., Class A	1,506	57,680
		898,748

Health Care Equipment & Supplies (1.1%)
Baxter International, Inc. (b)	4,179	231,851
Covidien PLC	10,984	565,676
		797,527

Health Care Providers & Services (3.5%)
AmerisourceBergen Corp.	11,478	447,298
Cardinal Health, Inc. (b)	10,035	431,806
Health Net, Inc. *	4,656	175,717
HealthSouth Corp. *	15,972	308,100
Humana, Inc. (b)	5,171	460,322
UnitedHealth Group, Inc.	14,163	733,502
WellPoint, Inc. (b)	772	49,655
		2,606,400

Hotels, Restaurants & Leisure (1.7%)
McDonald’s Corp. (b)	2,698	267,237
MGM Resorts International *	32,943	429,906
Starbucks Corp. (b)	2,987	143,167
Wyndham Worldwide Corp.	4,554	181,067
Wynn Resorts, Ltd.	2,041	235,184
		1,256,561

Household Durables (0.1%)
Stanley Black & Decker, Inc.	1,193	83,725

Household Products (3.1%)
Colgate-Palmolive Co.	5,768	523,273
Kimberly-Clark Corp.	4,787	342,558
Procter & Gamble Co. (The) (b)	22,729	1,432,836
		2,298,667

Independent Power Producers & Energy Traders (0.5%)
Constellation Energy Group, Inc.	1,296	47,213
NRG Energy, Inc. * (b)	20,009	337,752
		384,965

Industrial Conglomerates (2.9%)
3M Co. (b)	9,082	787,500
General Electric Co. (b)	44,399	830,705
Tyco International, Ltd.	10,513	535,638
		2,153,843

Insurance (5.2%)
ACE, Ltd.	6,446	448,642
Aflac, Inc. (b)	10,993	530,192
Assured Guaranty, Ltd.	14,734	228,524
Berkshire Hathaway, Inc., Class B *	6,539	512,462
Hartford Financial Services Group, Inc. (b)	10,320	180,806
Lincoln National Corp.	19,487	419,750
Prudential Financial, Inc. (b)	9,995	572,114
Reinsurance Group of America, Inc.	2,273	123,856
Travelers Cos., Inc. (The)	9,179	535,136
Unum Group (b)	16,463	375,850
		3,927,332

Internet & Catalog Retail (0.1%)
Amazon.com, Inc. *	446	86,720

Internet Software & Services (0.8%)
Google, Inc., Class A * (b)	982	569,668
VeriSign, Inc.	1,856	68,783
		638,451

IT Services (3.2%)
Automatic Data Processing, Inc. (b)	2,245	122,981
CoreLogic, Inc. *	6,232	88,494
International Business Machines Corp. (b)	9,354	1,801,581
SAIC, Inc. *	29,848	383,845
		2,396,901

Leisure Equipment & Products (0.5%)
Polaris Industries, Inc. (b)	5,740	369,656

Life Sciences Tools & Services (1.4%)
Life Technologies Corp. *	1,707	82,670
PerkinElmer, Inc.	19,419	465,668
Thermo Fisher Scientific, Inc. *	9,080	480,332
		1,028,670

Machinery (2.9%)
Caterpillar, Inc.	7,746	845,243
Eaton Corp. (b)	9,927	486,721
Navistar International Corp. *	9,164	396,710
Oshkosh Corp. *	17,055	414,095
		2,142,769

Media (3.7%)
CBS Corp., Class B (b)	18,175	517,624
Comcast Corp., Class A (b)	33,117	880,581
DIRECTV, Class A *	12,544	564,605
Gannett Co., Inc.	6,090	86,295
News Corp., Class A	34,548	650,539
Walt Disney Co. (The)	1,913	74,416
		2,774,060

Metals & Mining (1.8%)
Cliffs Natural Resources, Inc. (b)	5,944	429,454
Coeur d’Alene Mines Corp. *	6,844	189,305
Freeport-McMoRan Copper & Gold, Inc. (b)	14,845	685,988
Newmont Mining Corp.	828	50,905
		1,355,652

Continued

41

Structured Large Cap Plus
Schedule of Investments, continued January 31, 2012 (Unaudited)

	Shares	Value
Common Stocks, continued
Multi-Utilities (0.6%)
Ameren Corp. (b)	12,900	$408,156
PG&E Corp.	713	28,991
		437,147

Multiline Retail (1.6%)
Dillard’s, Inc., Class A (b)	7,262	321,343
Kohl’s Corp.	8,822	405,724
Macy’s, Inc. (b)	13,230	445,719
		1,172,786

Oil, Gas & Consumable Fuels (10.3%)
Anadarko Petroleum Corp. (b)	6,983	563,668
Apache Corp. (b)	6,103	603,465
Chevron Corp. (b)	13,727	1,414,979
ConocoPhillips (b)	13,518	922,063
Devon Energy Corp. (b)	1,769	112,880
Exxon Mobil Corp. (b)	25,978	2,175,398
Marathon Oil Corp. (b)	17,035	534,729
Murphy Oil Corp. (b)	7,684	457,966
Occidental Petroleum Corp.	1,438	143,469
Tesoro Corp. *	14,153	354,249
Valero Energy Corp. (b)	19,305	463,127
		7,745,993

Paper & Forest Products (0.5%)
Domtar Corp.	4,491	387,933

Pharmaceuticals (5.9%)
Abbott Laboratories	3,291	178,208
Eli Lilly & Co. (b)	15,820	628,687
Johnson & Johnson (b)	11,495	757,635
Merck & Co., Inc. (b)	29,452	1,126,833
Pfizer, Inc. (b)	66,907	1,431,810
Watson Pharmaceuticals, Inc. * (b)	4,949	290,160
		4,413,333

Real Estate Investment Trusts (1.7%)
American Tower Corp.	1,917	121,749
AvalonBay Communities, Inc.	2,037	277,052
Equity Residential	2,250	133,988
Kimco Realty Corp.	8,998	164,213
Public Storage	2,406	334,097
Simon Property Group, Inc.	1,630	221,452
Ventas, Inc.	934	54,462
		1,307,013

Semiconductors & Semiconductor Equipment (3.1%)
Applied Materials, Inc.	40,868	501,859
Intel Corp. (b)	47,203	1,247,103
Micron Technology, Inc. *	14,217	107,907
Teradyne, Inc. * (b)	27,741	453,566
		2,310,435

Software (4.6%)
Autodesk, Inc. *	4,523	162,828
CA, Inc. (b)	19,188	494,667
Citrix Systems, Inc. *	2,663	173,654
Microsoft Corp. (b)	60,625	1,790,256
Oracle Corp.	13,997	394,715
Symantec Corp. * (b)	24,908	428,169
		3,444,289

Specialty Retail (2.9%)
Best Buy Co., Inc.	14,533	348,065
GameStop Corp., Class A *	15,318	357,828
Gap, Inc. (The)	2,172	41,225
Home Depot, Inc.	18,120	804,347
Limited Brands, Inc. (b)	9,909	414,791
Lowe’s Cos., Inc.	6,868	184,268
		2,150,524

Textiles, Apparel & Luxury Goods (0.1%)
VF Corp.	877	115,317

Tobacco (b) (2.8%)
Altria Group, Inc.	25,746	731,186
Lorillard, Inc.	1,655	177,731
Philip Morris International, Inc.	15,720	1,175,384
		2,084,301

Wireless Telecommunication Services (0.5%)
Crown Castle International Corp. *	8,238	399,378

Total Common Stocks		81,583,416

Investments in Affiliates (5.2%)
Fifth Third Institutional Money Market Fund (a)	3,877,003	3,877,003

Total Investments in Affiliates		3,877,003

Total Investments (Cost $69,503,834) – 114.0%		85,460,419

Securities Sold Short (Proceeds $11,533,918) – (14.5%)		(10,837,676)

Other assets in excess of liabilities – 0.5%		371,182

NET ASSETS – 100.0%		$74,993,925

See notes to schedules of investments
and notes to financial statements.

42

Structured Large Cap Plus
Schedule of Securities Sold Short January 31, 2012 (Unaudited)

	Shares	Value
Common Stocks (14.5%)
Beverages (0.1%)
Molson Coors Brewing Co., Class B	(1,699)	$(72,870)

Biotechnology * (1.3%)
Dendreon Corp.	(11,926)	(161,955)
Human Genome Sciences, Inc.	(24,136)	(237,498)
Incyte Corp., Ltd.	(14,721)	(260,562)
Onyx Pharmaceuticals, Inc.	(8,148)	(333,579)
		(993,594)

Capital Markets (0.4%)
Greenhill & Co., Inc.	(2,834)	(131,951)
Janus Capital Group, Inc.	(8,423)	(66,289)
T Rowe Price Group, Inc.	(1,622)	(93,817)
		(292,057)

Commercial Services & Supplies (0.0%)
Stericycle, Inc. *	(257)	(21,593)

Construction & Engineering (0.6%)
Shaw Group, Inc. (The) *	(15,051)	(408,484)

Construction Materials (0.6%)
Eagle Materials, Inc.	(14,808)	(435,503)

Diversified Financial Services (0.1%)
MSCI, Inc., Class A *	(2,954)	(96,241)

Electrical Equipment (0.3%)
GrafTech International, Ltd. *	(15,205)	(249,666)

Food Products (0.3%)
Archer-Daniels-Midland Co.	(7,736)	(221,482)

Gas Utilities (0.5%)
South Jersey Industries, Inc.	(6,482)	(355,732)

Health Care Providers & Services (0.5%)
Patterson Cos., Inc.	(10,971)	(353,376)

Hotels, Restaurants & Leisure (0.2%)
Choice Hotels International, Inc.	(3,998)	(145,287)

Household Durables (0.8%)
Lennar Corp., Class A	(12,074)	(259,470)
Toll Brothers, Inc. *	(16,356)	(356,725)
		(616,195)

Insurance (1.5%)
Markel Corp. *	(896)	(361,151)
Old Republic International Corp.	(37,519)	(370,688)
Platinum Underwriters Holdings, Ltd.	(10,461)	(358,289)
		(1,090,128)

IT Services (0.3%)
Cognizant Technology Solutions Corp., Class A *	(3,223)	(231,250)

Leisure Equipment & Products (0.4%)
Hasbro, Inc.	(9,057)	(316,180)

Life Sciences Tools & Services (0.7%)
Techne Corp.	(2,467)	(168,373)
Waters Corp. *	(3,907)	(338,229)
		(506,602)

Machinery (0.3%)
Pall Corp.	(3,912)	(233,468)

Media (0.5%)
DreamWorks Animation SKG, Inc., Class A *	(20,084)	(356,491)

Metals & Mining (0.7%)
AK Steel Holding Corp.	(23,831)	(224,964)
Allegheny Technologies, Inc.	(446)	(20,244)
United States Steel Corp.	(9,236)	(278,835)
		(524,043)

Oil, Gas & Consumable Fuels (0.5%)
HollyFrontier Corp.	(10,964)	(321,684)
SandRidge Energy, Inc. *	(4,287)	(33,353)
		(355,037)

Paper & Forest Products (0.5%)
Louisiana-Pacific Corp. *	(46,258)	(394,118)

Pharmaceuticals * (0.5%)
Hospira, Inc.	(1,542)	(53,138)
Nektar Therapeutics	(1,361)	(8,506)
Salix Pharmaceuticals, Ltd.	(6,696)	(322,747)
		(384,391)

Professional Services (0.9%)
Dun & Bradstreet Corp.	(4,651)	(385,149)
IHS, Inc., Class A *	(3,435)	(307,364)
		(692,513)

Road & Rail (0.1%)
Hertz Global Holdings, Inc. *	(5,386)	(73,250)

Specialty Retail (0.4%)
CarMax, Inc. *	(10,074)	(306,552)

Textiles, Apparel & Luxury Goods (0.5%)
Hanesbrands, Inc. *	(15,242)	(374,953)

Thrifts & Mortgage Finance (0.5%)
Hudson City Bancorp, Inc.	(56,401)	(379,579)

Continued

43

Structured Large Cap Plus
Schedule of Securities Sold Short, continued January 31, 2012 (Unaudited)

	Shares	Value
Common Stocks, continued
Water Utilities (0.5%)
Aqua America, Inc.	(16,185)	$(357,041)

Total Common Stocks		(10,837,676)

TOTAL SECURITIES SOLD SHORT (Proceeds $11,533,918) – (14.5%)		$(10,837,676)

Notes to Schedule of Investments

*	Non-income producing security.

(a)	Investment is in Institutional Shares of underlying fund.

(b)	All or part of this security has been designated as collateral for short sales.

See notes to schedules of investments
and notes to financial statements.

Equity Index
Schedule of Investments January 31, 2012 (Unaudited)

	Shares	Value
Common Stocks (97.3%)
Aerospace & Defense (2.5%)
Boeing Co. (The)	21,870	$1,622,317
General Dynamics Corp.	10,576	731,436
Goodrich Corp.	3,737	466,191
Honeywell International, Inc.	22,640	1,314,026
L-3 Communications Holdings, Inc.	2,888	204,297
Lockheed Martin Corp.	7,780	640,450
Northrop Grumman Corp.	7,675	445,534
Precision Castparts Corp.	4,267	698,422
Raytheon Co.	10,072	483,355
Rockwell Collins, Inc.	4,480	259,347
United Technologies Corp.	26,677	2,090,143
		8,955,518

Air Freight & Logistics (1.0%)
CH Robinson Worldwide, Inc.	4,933	339,588
Expeditors International of Washington, Inc.	6,176	275,758
FedEx Corp.	9,338	854,334
United Parcel Service, Inc., Class B	28,375	2,146,569
		3,616,249

Airlines (0.1%)
Southwest Airlines Co.	23,023	220,560

Auto Components (0.3%)
BorgWarner, Inc. *	3,228	240,905
Goodyear Tire & Rubber Co. (The) *	7,100	92,300
Johnson Controls, Inc.	20,179	641,087
		974,292

Automobiles (0.5%)
Ford Motor Co.	111,704	1,387,364
Harley-Davidson, Inc.	6,871	303,629
		1,690,993

Beverages (2.4%)
Brown-Forman Corp., Class B	2,998	243,468
Coca-Cola Co. (The)	66,784	4,509,923
Coca-Cola Enterprises, Inc.	9,452	253,219
Constellation Brands, Inc., Class A *	5,204	108,764
Dr. Pepper Snapple Group, Inc.	6,437	249,884
Molson Coors Brewing Co., Class B	4,621	198,195
PepsiCo, Inc.	45,981	3,019,572
		8,583,025

Beverages – Wine / Spirits (0.1%)
Beam, Inc.	4,483	234,506

Biotechnology (1.2%)
Amgen, Inc.	23,378	1,587,600
Biogen Idec, Inc. *	7,149	843,010
Celgene Corp. *	13,047	948,517
Gilead Sciences, Inc. *	22,091	1,078,924
		4,458,051

Building Products (0.0%)
Masco Corp.	10,414	125,697

Continued

44

Equity Index
Schedule of Investments, continued January 31, 2012 (Unaudited)

	Shares	Value
Common Stocks, continued
Capital Markets (1.9%)
Ameriprise Financial, Inc.	6,751	$361,516
Bank of New York Mellon Corp. (The)	35,421	713,025
BlackRock, Inc.	2,916	530,712
Charles Schwab Corp. (The)	31,482	366,765
E*Trade Financial Corp. *	7,321	59,959
Federated Investors, Inc., Class B	2,707	46,236
Franklin Resources, Inc.	4,334	459,837
Goldman Sachs Group, Inc. (The)	14,482	1,614,309
Invesco, Ltd.	13,437	303,273
Legg Mason, Inc.	3,866	98,467
Morgan Stanley	44,083	822,148
Northern Trust Corp.	7,032	289,789
State Street Corp.	14,327	561,332
T Rowe Price Group, Inc.	7,554	436,923
		6,664,291

Chemicals (2.3%)
Air Products & Chemicals, Inc.	6,162	542,441
Airgas, Inc.	2,032	160,386
CF Industries Holdings, Inc.	1,909	338,618
Dow Chemical Co. (The)	34,666	1,161,658
E.I. du Pont de Nemours & Co.	27,056	1,376,880
Eastman Chemical Co.	4,132	207,922
Ecolab, Inc.	8,758	529,334
FMC Corp.	2,086	193,330
International Flavors & Fragrances, Inc.	2,338	130,484
Monsanto Co.	15,786	1,295,241
Mosaic Co. (The)	8,788	491,864
PPG Industries, Inc.	4,599	411,978
Praxair, Inc.	8,843	939,127
Sherwin-Williams Co. (The)	2,570	250,652
Sigma-Aldrich Corp.	3,542	240,998
		8,270,913

Commercial Banks (2.5%)
BB&T Corp.	20,802	565,606
Comerica, Inc.	5,843	161,676
First Horizon National Corp.	7,658	66,854
Huntington Bancshares, Inc.	25,108	143,367
KeyCorp	27,650	214,841
M&T Bank Corp.	3,649	290,971
PNC Financial Services Group, Inc.	15,570	917,384
Regions Financial Corp.	36,539	190,734
SunTrust Banks, Inc.	15,613	321,159
U.S. Bancorp	56,029	1,581,138
Wells Fargo & Co.	155,366	4,538,241
Zions Bancorporation	5,346	90,027
		9,081,998

Commercial Services & Supplies (0.4%)
Avery Dennison Corp.	3,073	83,432
Cintas Corp.	3,276	121,376
Iron Mountain, Inc.	5,399	166,397
Pitney Bowes, Inc.	5,928	112,454
Republic Services, Inc.	9,368	274,295
RR Donnelley & Sons Co.	5,454	61,958
Stericycle, Inc. *	2,497	209,798
Waste Management, Inc.	13,370	464,741
		1,494,451

Communications Equipment (2.1%)
Cisco Systems, Inc.	158,234	3,106,133
F5 Networks, Inc. *	2,359	282,467
Harris Corp.	3,318	136,038
JDS Uniphase Corp. *	6,601	83,767
Juniper Networks, Inc. *	15,502	324,457
Motorola Mobility Holdings, Inc. *	7,630	294,747
Motorola Solutions, Inc.	8,411	390,354
Qualcomm, Inc.	49,486	2,910,767
		7,528,730

Computers & Peripherals (4.9%)
Apple, Inc. *	27,350	12,484,728
Dell, Inc. *	45,263	779,881
EMC Corp. *	59,802	1,540,499
Hewlett-Packard Co.	58,438	1,635,095
Lexmark International, Inc., Class A	2,304	80,410
NetApp, Inc. *	10,698	403,743
SanDisk Corp. *	7,202	330,428
Western Digital Corp. *	6,758	245,653
		17,500,437

Construction & Engineering (0.2%)
Fluor Corp.	5,068	285,024
Jacobs Engineering Group, Inc. *	3,688	165,075
Quanta Services, Inc. *	6,284	135,735
		585,834

Construction Materials (0.0%)
Vulcan Materials Co.	3,755	164,694

Consumer Finance (0.8%)
American Express Co.	29,624	1,485,347
Capital One Financial Corp.	13,652	624,579
Discover Financial Services	16,425	446,432
SLM Corp.	15,338	229,303
		2,785,661

Containers & Packaging (0.1%)
Ball Corp.	4,885	191,785
Bemis Co., Inc.	3,063	95,811
Owens-Illinois, Inc. *	4,769	114,694
Sealed Air Corp.	4,657	92,814
		495,104

Distributors (0.1%)
Genuine Parts Co.	4,575	291,794

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A *	3,541	185,584
DeVry, Inc.	1,780	67,213
H&R Block, Inc.	8,877	145,227
		398,024

Diversified Financial Services (2.9%)
Bank of America Corp. (b)	298,950	2,131,514
Citigroup, Inc.	86,070	2,644,070
CME Group, Inc.	1,950	467,045
IntercontinentalExchange, Inc. *	2,138	244,758
JP Morgan Chase & Co.	111,841	4,171,669

Continued

45

Equity Index
Schedule of Investments, continued January 31, 2012 (Unaudited)

	Shares	Value
Common Stocks, continued
Diversified Financial Services, continued
Leucadia National Corp.	5,761	$159,925
Moody’s Corp.	5,763	214,557
NASDAQ OMX Group, Inc. (The) *	3,766	93,322
NYSE Euronext	7,613	02,201
		10,329,061

Diversified Telecommunication Services (2.6%)
AT&T, Inc. (b)	174,384	5,128,633
CenturyLink, Inc.	18,246	675,649
Frontier Communications Corp.	28,942	123,872
Verizon Communications, Inc.	83,269	3,135,911
Windstream Corp.	16,918	204,200
		9,268,265

Electric Utilities (1.9%)
American Electric Power Co., Inc.	14,337	567,172
Duke Energy Corp.	39,332	838,165
Edison International	9,475	388,854
Entergy Corp.	5,175	359,041
Exelon Corp.	19,572	778,574
FirstEnergy Corp.	12,454	525,808
NextEra Energy, Inc.	12,495	747,826
Northeast Utilities	5,141	178,650
Pepco Holdings, Inc.	6,566	129,088
Pinnacle West Capital Corp.	3,170	149,814
PPL Corp.	17,231	478,849
Progress Energy, Inc.	8,806	478,430
Southern Co.	25,492	1,161,415
		6,781,686

Electrical Equipment (0.5%)
Cooper Industries PLC	4,569	270,119
Emerson Electric Co.	21,594	1,109,500
Rockwell Automation, Inc.	4,197	326,820
Roper Industries, Inc.	2,789	260,465
		1,966,904

Electronic Equipment, Instruments & Components (0.5%)
Amphenol Corp., Class A	4,812	261,917
Corning, Inc.	46,638	600,231
FLIR Systems, Inc.	4,644	119,583
Jabil Circuit, Inc.	5,719	129,592
Molex, Inc.	4,043	106,897
TE Connectivity, Ltd.	12,648	431,297
		1,649,517

Energy Equipment & Services (2.0%)
Baker Hughes, Inc.	12,984	637,904
Cameron International Corp. *	7,126	379,103
Diamond Offshore Drilling, Inc.	2,022	125,971
FMC Technologies, Inc. *	6,989	357,208
Halliburton Co.	27,036	994,384
Helmerich & Payne, Inc.	3,111	191,980
Nabors Industries, Ltd. *	8,357	155,607
National Oilwell Varco, Inc.	12,556	928,893
Noble Corp. *	7,333	255,482
Rowan Cos., Inc. *	3,707	126,075
Schlumberger, Ltd.	39,461	2,966,283
		7,118,890

Food & Staples Retailing (2.3%)
Costco Wholesale Corp.	12,704	1,045,158
CVS Caremark Corp.	38,326	1,600,110
Kroger Co. (The)	17,637	419,055
Safeway, Inc.	10,298	226,350
SUPERVALU, Inc.	6,170	42,635
SYSCO Corp.	17,452	525,480
Wal-Mart Stores, Inc.	51,367	3,151,879
Walgreen Co.	26,266	876,234
Whole Foods Market, Inc.	4,630	342,759
		8,229,660

Food Products (1.8%)
Archer-Daniels-Midland Co.	19,834	567,847
Campbell Soup Co.	5,308	168,263
ConAgra Foods, Inc.	12,398	330,655
Dean Foods Co. *	5,327	57,318
General Mills, Inc.	18,976	755,814
Hershey Co. (The)	4,459	272,356
HJ Heinz Co.	9,359	485,264
Hormel Foods Corp.	4,038	116,214
JM Smucker Co. (The)	3,373	265,725
Kellogg Co.	7,281	360,555
Kraft Foods, Inc., Class A	51,970	1,990,451
McCormick & Co., Inc.	3,853	194,731
Mead Johnson Nutrition Co.	5,942	440,243
Sara Lee Corp.	17,719	339,319
Tyson Foods, Inc., Class A	8,719	162,522
		6,507,277

Gas Utilities (0.1%)
AGL Resources, Inc.	3,405	141,342
Oneok, Inc.	2,958	245,987
		387,329

Health Care Equipment & Supplies (1.8%)
Baxter International, Inc.	16,587	920,247
Becton Dickinson and Co.	6,361	498,766
Boston Scientific Corp. *	44,442	264,874
CareFusion Corp. *	6,498	155,627
Covidien PLC	14,118	727,077
CR Bard, Inc.	2,491	230,467
DENTSPLY International, Inc.	4,094	154,508
Edwards Lifesciences Corp. *	3,335	275,704
Hospira, Inc. *	4,879	168,130
Intuitive Surgical, Inc. *	1,143	525,677
Medtronic, Inc.	31,079	1,198,717
St. Jude Medical, Inc.	9,563	398,873
Stryker Corp.	9,704	537,893
Varian Medical Systems, Inc. *	3,408	224,485
Zimmer Holdings, Inc. *	5,276	320,517
		6,601,562

Health Care Providers & Services (2.0%)
Aetna, Inc.	10,700	467,590
AmerisourceBergen Corp.	7,605	296,367
Cardinal Health, Inc.	10,195	438,691
CIGNA Corp.	8,425	377,693
Coventry Health Care, Inc. *	4,310	129,602
DaVita, Inc. *	2,777	227,186
Express Scripts, Inc. *	14,197	726,318

Continued

46

Equity Index
Schedule of Investments, continued January 31, 2012 (Unaudited)

	Shares	Value
Common Stocks, continued
Health Care Providers & Services, continued
Humana, Inc.	4,744	$422,311
Laboratory Corp. of America Holdings *	2,914	266,310
McKesson Corp.	7,156	584,788
Medco Health Solutions, Inc. *	11,478	711,866
Patterson Cos., Inc.	2,787	89,769
Quest Diagnostics, Inc.	4,576	265,774
Tenet Healthcare Corp. *	14,237	75,314
UnitedHealth Group, Inc.	31,240	1,617,920
WellPoint, Inc.	10,258	659,795
		7,357,294

Health Care Technology (0.1%)
Cerner Corp. *	4,207	256,164

Hotels, Restaurants & Leisure (1.9%)
Carnival Corp.	13,483	407,187
Chipotle Mexican Grill, Inc. *	905	332,397
Darden Restaurants, Inc.	3,968	182,012
International Game Technology	8,721	138,926
Marriott International, Inc., Class A	7,798	268,641
McDonald’s Corp.	30,155	2,986,853
Starbucks Corp.	21,799	1,044,826
Starwood Hotels & Resorts Worldwide, Inc.	5,673	307,703
Wyndham Worldwide Corp.	4,508	179,238
Wynn Resorts, Ltd.	2,330	268,486
Yum! Brands, Inc.	13,539	857,425
		6,973,694

Household Durables (0.3%)
DR Horton, Inc.	8,173	113,768
Harman International Industries, Inc.	2,033	85,792
Leggett & Platt, Inc.	4,156	89,188
Lennar Corp., Class A	4,675	100,466
Newell Rubbermaid, Inc.	8,468	156,404
Pulte Group, Inc. *	9,797	72,988
Stanley Black & Decker, Inc.	4,889	343,110
Whirlpool Corp.	2,217	120,427
		1,082,143

Household Products (2.1%)
Clorox Co.	3,877	266,195
Colgate-Palmolive Co.	14,217	1,289,766
Kimberly-Clark Corp.	11,607	830,597
Procter & Gamble Co. (The)	80,945	5,102,773
		7,489,331

Independent Power Producers & Energy Traders (0.2%)
AES Corp. (The) *	19,103	243,754
Constellation Energy Group, Inc.	5,837	212,642
NRG Energy, Inc. *	7,011	118,346
		574,742

Industrial Conglomerates (2.4%)
3M Co.	20,664	1,791,775
General Electric Co. (b)	310,767	5,814,451
Textron, Inc.	8,031	204,630
Tyco International, Ltd.	13,637	694,805
		8,505,661

Insurance (3.5%)
ACE, Ltd.	9,812	682,915
Aflac, Inc.	13,601	655,976
Allstate Corp. (The)	14,716	424,557
American International Group, Inc. *	12,687	318,571
AON Corp.	9,612	465,509
Assurant, Inc.	2,807	111,157
Berkshire Hathaway, Inc., Class B *	51,776	4,057,685
Chubb Corp.	8,092	545,482
Cincinnati Financial Corp.	4,740	154,903
Genworth Financial, Inc., Class A *	14,266	109,991
Hartford Financial Services Group, Inc.	12,949	226,867
Lincoln National Corp.	9,116	196,359
Loews Corp.	9,036	337,133
Marsh & McLennan Cos., Inc.	15,929	503,197
MetLife, Inc.	31,201	1,102,331
Principal Financial Group, Inc.	8,792	240,110
Progressive Corp. (The)	18,280	370,718
Prudential Financial, Inc.	13,921	796,838
Torchmark Corp.	2,958	135,092
Travelers Cos., Inc. (The)	12,181	710,152
Unum Group	8,318	189,900
XL Group PLC	9,700	196,619
		12,532,062

Internet & Catalog Retail (0.9%)
Amazon.com, Inc. *	10,707	2,081,869
Expedia, Inc.	2,666	86,298
NetFlix, Inc. *	1,718	206,504
priceline.com, Inc. *	1,473	779,924
TripAdvisor, Inc. *	2,666	87,738
		3,242,333

Internet Software & Services (1.7%)
Akamai Technologies, Inc. *	5,430	175,118
eBay, Inc. *	33,629	1,062,676
Google, Inc., Class A *	7,434	4,312,538
VeriSign, Inc.	4,519	167,474
Yahoo!, Inc. *	36,840	569,915
		6,287,721

IT Services (3.8%)
Accenture PLC, Class A	18,882	1,082,694
Automatic Data Processing, Inc.	14,269	781,656
Cognizant Technology Solutions Corp., Class A *	8,848	634,844
Computer Sciences Corp.	4,510	116,493
Fidelity National Information Services, Inc.	7,231	206,517
Fiserv, Inc. *	4,176	262,629
International Business Machines Corp.	34,691	6,681,486
Mastercard, Inc., Class A	3,152	1,120,757
Paychex, Inc.	9,365	294,997
SAIC, Inc. *	8,115	104,359
Teradata Corp. *	4,909	262,926
Total System Services, Inc.	4,706	100,897
Visa, Inc., Class A	14,930	1,502,555
Western Union Co. (The)	18,387	351,192
		13,504,002

Continued

47

Equity Index
Schedule of Investments, continued January 31, 2012 (Unaudited)

	Shares	Value
Common Stocks, continued
Leisure Equipment & Products (0.1%)
Hasbro, Inc.	3,489	$121,801
Mattel, Inc.	10,108	313,348
		435,149

Life Sciences Tools & Services (0.4%)
Agilent Technologies, Inc. *	10,121	429,839
Life Technologies Corp. *	5,199	251,788
PerkinElmer, Inc.	3,279	78,630
Thermo Fisher Scientific, Inc. *	11,146	589,623
Waters Corp. *	2,665	230,709
		1,580,589

Machinery (2.3%)
Caterpillar, Inc.	19,065	2,080,373
Cummins, Inc.	5,707	593,528
Danaher Corp.	16,659	874,764
Deere & Co.	12,213	1,052,150
Dover Corp.	5,426	344,063
Eaton Corp.	9,922	486,476
Flowserve Corp.	1,624	178,916
Illinois Tool Works, Inc.	14,251	755,730
Ingersoll-Rand PLC	9,203	321,553
Joy Global, Inc.	3,055	277,058
PACCAR, Inc.	10,628	469,758
Pall Corp.	3,377	201,539
Parker Hannifin Corp.	4,528	365,319
Snap-On, Inc.	1,692	95,615
Xylem, Inc.	5,354	138,722
		8,235,564

Media (3.1%)
Cablevision Systems Corp., Class A	6,693	97,383
CBS Corp., Class B	19,449	553,907
Comcast Corp., Class A	79,887	2,124,195
DIRECTV, Class A *	20,746	933,777
Discovery Communications, Inc., Class A *	7,736	331,720
Gannett Co., Inc.	6,992	99,077
Interpublic Group of Cos., Inc. (The)	14,212	146,810
McGraw-Hill Cos., Inc. (The)	8,556	393,576
News Corp., Class A	64,504	1,214,610
Omnicom Group, Inc.	8,175	372,862
Scripps Networks Interactive, Inc., Class A	2,949	127,869
Time Warner Cable, Inc.	9,465	697,760
Time Warner, Inc.	29,381	1,088,860
Viacom, Inc., Class B	16,241	763,977
Walt Disney Co. (The)	52,833	2,055,204
Washington Post Co. (The), Class B	150	56,806
		11,058,393

Metals & Mining (1.0%)
Alcoa, Inc.	30,934	314,289
Allegheny Technologies, Inc.	3,086	140,073
Cliffs Natural Resources, Inc.	4,207	303,956
Freeport-McMoRan Copper & Gold, Inc.	27,971	1,292,540
Newmont Mining Corp.	14,581	896,440
Nucor Corp.	9,191	408,908
Titanium Metals Corp.	2,620	40,296
United States Steel Corp.	4,181	126,224
		3,522,726
Multiline Retail (0.8%)
Big Lots, Inc. *	1,787	70,569
Dollar Tree, Inc. *	3,517	298,277
Family Dollar Stores, Inc.	3,557	198,481
JC Penney Co., Inc.	4,186	173,928
Kohl’s Corp.	7,485	344,235
Macy’s, Inc.	12,411	418,126
Nordstrom, Inc.	4,880	240,974
Sears Holdings Corp. *	1,040	43,836
Target Corp.	19,712	1,001,567
		2,789,993

Multi-Utilities (1.3%)
Ameren Corp.	7,013	221,891
CenterPoint Energy, Inc.	12,371	228,492
CMS Energy Corp.	7,339	160,210
Consolidated Edison, Inc.	8,725	514,426
Dominion Resources, Inc.	16,745	837,920
DTE Energy Co.	4,925	262,059
Integrys Energy Group, Inc.	2,264	117,524
NiSource, Inc.	8,130	184,795
PG&E Corp.	11,893	483,570
Public Service Enterprise Group, Inc.	14,712	446,362
SCANA Corp.	3,324	149,015
Sempra Energy	7,209	410,192
TECO Energy, Inc.	6,251	112,831
Wisconsin Energy Corp.	6,798	231,132
Xcel Energy, Inc.	14,571	387,589
		4,748,008

Office Electronics (0.1%)
Xerox Corp.	40,748	315,797

Oil, Gas & Consumable Fuels (9.6%)
Alpha Natural Resources, Inc. *	6,587	132,530
Anadarko Petroleum Corp.	14,681	1,185,050
Apache Corp.	11,314	1,118,728
Cabot Oil & Gas Corp.	6,076	193,824
Chesapeake Energy Corp.	19,125	404,111
Chevron Corp.	58,641	6,044,714
ConocoPhillips	39,111	2,667,761
Consol Energy, Inc.	6,591	235,562
Denbury Resources, Inc. *	11,553	217,890
Devon Energy Corp.	11,885	758,382
El Paso Corp.	22,886	614,947
EOG Resources, Inc.	7,943	843,070
EQT Corp.	4,346	219,560
Exxon Mobil Corp. (b)	141,099	11,815,630
Hess Corp.	8,793	495,046
Marathon Oil Corp.	20,708	650,024
Marathon Petroleum Corp.	10,354	395,730
Murphy Oil Corp.	5,625	335,250
Newfield Exploration Co. *	3,846	145,417
Noble Energy, Inc.	5,132	516,639
Occidental Petroleum Corp.	23,944	2,388,893
Peabody Energy Corp.	7,873	268,391
Pioneer Natural Resources Co.	3,615	358,970
QEP Resources, Inc.	5,140	147,210
Range Resources Corp.	4,672	268,733
Southwestern Energy Co. *	10,117	315,043
Spectra Energy Corp.	19,348	609,269
Sunoco, Inc.	3,147	120,719

Continued

48

Equity Index
Schedule of Investments, continued January 31, 2012 (Unaudited)

	Shares	Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
Tesoro Corp. *	4,181	$104,650
Valero Energy Corp.	16,583	397,826
Williams Cos., Inc. (The)	17,530	505,215
WPX Energy, Inc. *	5,843	96,293
		34,571,077

Paper & Forest Products (0.1%)
International Paper Co.	12,716	395,976
MeadWestvaco Corp.	4,935	145,287
		541,263

Personal Products (0.2%)
Avon Products, Inc.	12,510	222,302
Estee Lauder Cos., Inc. (The), Class A	6,632	384,192
		606,494

Pharmaceuticals (5.7%)
Abbott Laboratories	45,754	2,477,579
Allergan, Inc.	9,024	793,300
Bristol-Myers Squibb Co.	49,990	1,611,678
Eli Lilly & Co.	29,940	1,189,816
Forest Laboratories, Inc. *	7,920	251,698
Johnson & Johnson	80,318	5,293,759
Merck & Co., Inc.	89,761	3,434,256
Mylan, Inc. *	12,774	265,060
Perrigo Co.	2,737	261,657
Pfizer, Inc.	226,161	4,839,845
Watson Pharmaceuticals, Inc. *	3,678	215,641
		20,634,289

Professional Services (0.1%)
Dun & Bradstreet Corp.	1,437	118,998
Equifax, Inc.	3,579	139,474
Robert Half International, Inc.	4,270	118,236
		376,708

Real Estate Investment Trusts (2.0%)
American Tower Corp.	11,534	732,525
Apartment Investment & Management Co., Class A	3,475	85,346
AvalonBay Communities, Inc.	2,840	386,269
Boston Properties, Inc.	4,363	453,970
Equity Residential	8,795	523,742
HCP, Inc.	12,141	510,286
Health Care, Inc.	5,567	318,488
Host Hotels & Resorts, Inc.	21,079	346,117
Kimco Realty Corp.	11,834	215,971
Plum Creek Timber Co., Inc.	4,709	182,615
ProLogis, Inc.	13,686	433,983
Public Storage	4,177	580,018
Simon Property Group, Inc.	8,656	1,176,004
Ventas, Inc.	8,361	487,530
Vornado Realty Trust	5,350	432,708
Weyerhaeuser Co.	15,662	313,553
		7,179,125

Real Estate Management / Services (0.1%)
CBRE Group, Inc. *	9,547	184,257

Road & Rail (0.9%)
CSX Corp.	30,922	697,291
Norfolk Southern Corp.	9,896	714,492
Ryder System, Inc.	1,493	84,026
Union Pacific Corp.	14,265	1,630,632
		3,126,441

Semiconductors & Semiconductor Equipment (2.4%)
Advanced Micro Devices, Inc. *	16,795	112,695
Altera Corp.	9,371	372,872
Analog Devices, Inc.	8,714	340,979
Applied Materials, Inc.	38,336	470,766
Broadcom Corp., Class A *	14,251	489,379
First Solar, Inc. *	1,726	72,975
Intel Corp.	149,691	3,954,836
KLA-Tencor Corp.	4,883	249,668
Linear Technology Corp.	6,623	220,678
LSI Corp. *	17,613	133,331
Microchip Technology, Inc.	5,539	204,445
Micron Technology, Inc. *	29,273	222,182
Novellus Systems, Inc. *	2,015	95,007
NVIDIA Corp. *	18,420	272,063
Teradyne, Inc. *	5,393	88,176
Texas Instruments, Inc.	33,768	1,093,408
Xilinx, Inc.	7,725	276,941
		8,670,401

Software (3.6%)
Adobe Systems, Inc. *	14,670	454,037
Autodesk, Inc. *	6,716	241,776
BMC Software, Inc. *	5,143	186,382
CA, Inc.	11,039	284,585
Citrix Systems, Inc. *	5,467	356,503
Electronic Arts, Inc. *	9,668	179,535
Intuit, Inc.	8,626	486,851
Microsoft Corp. (b)	220,333	6,506,434
Oracle Corp.	115,844	3,266,801
Red Hat, Inc. *	5,613	260,275
Salesforce.com, Inc. *	3,953	461,710
Symantec Corp. *	21,972	377,699
		13,062,588

Specialty Retail (1.9%)
Abercrombie & Fitch Co., Class A	2,549	117,101
AutoNation, Inc. *	1,442	51,566
AutoZone, Inc. *	808	281,087
Bed Bath & Beyond, Inc. *	7,033	426,903
Best Buy Co., Inc.	8,839	211,694
CarMax, Inc. *	6,568	199,864
GameStop Corp., Class A *	4,113	96,080
Gap, Inc. (The)	10,094	191,584
Home Depot, Inc.	45,273	2,009,668
Limited Brands, Inc.	7,335	307,043
Lowe’s Cos., Inc.	36,693	984,473
O’Reilly Automotive, Inc. *	3,793	309,167
Ross Stores, Inc.	6,802	345,678
Staples, Inc.	20,739	303,412
Tiffany & Co.	3,714	236,953
TJX Cos., Inc.	11,197	762,964
Urban Outfitters, Inc. *	3,140	83,210
		6,918,447

Continued

49

Equity Index
Schedule of Investments, continued January 31, 2012 (Unaudited)

	Shares	Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods (0.6%)
Coach, Inc.	8,538	$598,087
Nike, Inc., Class B	10,892	1,132,659
Polo Ralph Lauren Corp.	1,870	284,240
VF Corp.	2,545	334,642
		2,349,628

Thrifts & Mortgage Finance (0.1%)
Hudson City Bancorp, Inc.	15,317	103,083
People’s United Financial, Inc.	10,951	135,026
		238,109

Tobacco (1.8%)
Altria Group, Inc.	60,384	1,714,906
Lorillard, Inc.	4,050	434,930
Philip Morris International, Inc.	51,107	3,821,270
Reynolds American, Inc.	9,832	385,709
		6,356,815

Trading Companies & Distributors (0.2%)
Fastenal Co.	8,575	400,281
WW Grainger, Inc.	1,792	341,806
		742,087

Wireless Telecommunication Services * (0.1%)
MetroPCS Communications, Inc.	9,003	79,587
Sprint Nextel Corp.	87,001	184,442
		264,029

Total Common Stocks		349,274,097

Investments in Affiliates (2.5%)
Commercial Banks (0.1%)
Fifth Third Bancorp	26,717	347,588

Fifth Third Funds (2.4%)
Fifth Third Institutional Money Market Fund (a)	8,802,001	8,802,001

Total Investments in Affiliates		9,149,589

Total Investments (Cost $175,512,980) – 99.8%		358,423,686

Other assets in excess of liabilities – 0.2%		548,198

NET ASSETS – 100.0%		$358,971,884

Notes to Schedule of Investments

*	Non-income producing security.

(a)	Investment is in Institutional Shares of underlying fund.

(b)	All or part of this security has been designated as collateral for futures contracts.

See notes to schedules of investments
and notes to financial statements.

International Equity
Schedule of Investments January 31, 2012 (Unaudited)

	Shares	Value
Foreign Stocks (93.7%)
Australia (8.9%)
Australia & New Zealand Banking Group, Ltd.	71,114	$1,616,416
BHP Billiton, Ltd. (b)	55,000	2,188,485
Campbell Brothers, Ltd.	14,738	813,623
Cochlear, Ltd.	11,671	735,997
Commonwealth Bank of Australia	36,703	1,974,005
National Australia Bank, Ltd.	60,893	1,541,832
OZ Minerals, Ltd.	70,000	810,782
Toll Holdings, Ltd.	130,000	688,692
Westpac Banking Corp.	77,279	1,735,215
Woolworths, Ltd.	70,350	1,851,493
		13,956,540

Belgium (1.4%)
Delhaize Group SA	23,746	1,293,223
KBC Groep NV	11,227	212,866
UCB SA	18,371	747,098
		2,253,187

Bermuda (0.1%)
Seadrill, Ltd.	4,651	172,817

China (0.2%)
Yangzijiang Shipbuilding Holdings, Ltd.	326,000	286,385

Denmark (0.4%)
Novo Nordisk AS, Class B	4,870	575,829

Finland (1.9%)
Metso Oyj	33,903	1,476,749
Nokian Renkaat Oyj	5,249	187,509
Orion Oyj, Class B	24,280	471,310
Sampo Oyj, Class A	32,611	859,108
		2,994,676

France (6.4%)
Arkema SA	13,398	1,082,710
AXA SA	44,897	681,533
BNP Paribas SA	33,000	1,397,272
Casino Guichard Perrachon SA	8,285	736,929
Credit Agricole SA	15,734	96,956
Sanofi-Aventis SA (b)	30,000	2,215,967
Societe Television Francaise 1	62,864	691,548
Total SA (b)	41,839	2,211,264
Vivendi SA	15,112	316,276
Wendel SA	7,899	588,010
		10,018,465

Germany (8.5%)
Allianz SE	1,755	192,970
BASF SE (b)	33,521	2,577,334
Bayer AG (b)	35,375	2,477,417
Bayerische Motoren Werke AG	12,000	1,026,400
Deutsche Bank AG	52,000	2,202,782
Deutsche Boerse AG *	2,867	168,758
Deutsche Lufthansa AG	31,117	430,023
GEA Group AG	44,000	1,413,243
Infineon Technologies AG	129,016	1,177,265
Kabel Deutschland Holding AG *	5,540	288,849

Continued

50

International Equity
Schedule of Investments, continued January 31, 2012 (Unaudited)

	Shares	Value
Foreign Stocks, continued
Germany, continued
Lanxess AG	2,058	$134,047
SAP AG	3,156	190,682
Siemens AG	7,047	664,974
Wacker Chemie AG	3,730	341,873
		13,286,617

Great Britain (17.0%)
Admiral Group PLC	5,306	78,679
Anglo American PLC	14,076	582,029
Associated British Foods PLC	4,804	87,284
AstraZeneca PLC	43,821	2,109,229
Barclays PLC	139,753	468,084
BG Group PLC	19,260	432,486
BHP Billiton PLC	80,777	2,702,334
BP PLC	80,309	595,865
British American Tobacco PLC (b)	30,000	1,378,983
British Sky Broadcasting Group PLC	26,864	292,093
Bunzl PLC	84,880	1,151,622
Burberry Group PLC	34,422	727,930
GlaxoSmithKline PLC	13,828	307,241
HSBC Holdings PLC (b)	171,354	1,430,295
Imperial Tobacco Group PLC	20,000	715,413
ITV PLC	419,197	494,768
J Sainsbury PLC	320,781	1,457,824
Legal & General Group PLC	528,413	960,905
London Stock Exchange Group PLC	13,000	178,223
Next PLC	22,477	927,631
Prudential PLC	110,233	1,216,805
Rio Tinto PLC (b)	50,581	3,032,797
Scottish & Southern Energy PLC	83,722	1,613,494
Standard Chartered PLC	2,815	68,046
Tate & Lyle PLC	5,840	60,922
Tullow Oil PLC	20,000	438,073
Vodafone Group PLC (b)	639,775	1,721,934
WM Morrison Supermarkets PLC	307,987	1,388,033
		26,619,022

Hong Kong (1.9%)
ASM Pacific Technology, Ltd.	54,300	699,816
Cheung Kong Holdings, Ltd.	75,000	1,007,698
Sun Hung Kai Properties, Ltd.	70,000	972,109
Wheelock & Co., Ltd.	84,000	268,075
		2,947,698

Israel (0.4%)
Bank Hapoalim BM	96,534	336,679
Israel Chemicals, Ltd.	32,387	339,299
		675,978

Italy (3.3%)
Enel SpA	399,635	1,634,093
ENI SpA	74,212	1,640,533
Fiat SpA	118,826	712,803
Intesa Sanpaolo SpA	385,000	735,255
Telecom Italia SpA	514,939	523,697
		5,246,381

Japan (20.3%)
Aisin Seiki Co., Ltd.	30,518	964,148
Amada Co., Ltd.	167,000	1,154,671
Astellas Pharma, Inc.	6,800	279,244
Canon, Inc.	99	4,273
Coca-Cola West Co., Ltd.	29,400	505,301
Dai Nippon Printing Co., Ltd.	96,000	1,032,800
Dai-ichi Life Insurance Co., Ltd. (The)	795	834,427
Daiichi Sankyo Co., Ltd.	14,700	279,844
Daiwa House Industry Co., Ltd.	63,000	795,972
Dena Co., Ltd.	11,100	280,922
Electric Power Development Co., Ltd.	15,100	400,976
Fuji Heavy Industries, Ltd.	120,000	815,534
Fujitsu, Ltd.	46,000	245,631
Gunma Bank, Ltd. (The)	3,000	16,334
Hachijuni Bank, Ltd. (The)	44,000	258,043
Hino Motors, Ltd.	167,000	1,071,412
Inpex Corp.	167	1,139,334
Japan Steel Works, Ltd. (The)	70,000	565,731
Kansai Electric Power Co., Inc. (The)	57,200	920,814
KDDI Corp.	148	937,864
Kuraray Co., Ltd.	76,900	1,116,876
Mabuchi Motor Co., Ltd.	1,800	77,106
Mitsubishi UFJ Financial Group, Inc.	29,262	133,986
MS&AD Insurance Group Holdings	9,700	198,912
NEC Corp. *	300,000	598,268
Nippon Telegraph & Telephone Corp.	20,500	1,024,731
Nissan Motor Co., Ltd.	161,932	1,527,540
Nitto Denko Corp.	23,700	840,787
Nomura Real Estate Holdings, Inc.	5,000	77,604
NTT DoCoMo, Inc.	610	1,083,626
Ricoh Co., Ltd.	126,000	1,062,949
Sankyo Co., Ltd.	1,300	63,533
Shinsei Bank, Ltd.	677,000	763,868
Shionogi & Co., Ltd.	85,200	1,136,820
Softbank Corp.	6,500	181,048
Sony Corp.	39,300	717,217
Square Enix Holdings Co., Ltd.	30,900	622,297
Sumitomo Corp.	54,200	778,654
Sumitomo Electric Industries, Ltd.	43,800	527,531
Sumitomo Heavy Industries, Ltd.	81,000	518,604
Suzuki Motor Corp.	54,200	1,235,891
T&D Holdings, Inc.	27,100	275,551
Takeda Pharmaceutical Co., Ltd.	5,800	251,876
Tokyo Electron, Ltd.	4,800	273,314
Tokyu Land Corp.	181,000	752,781
TonenGeneral Sekiyu KK	45,000	429,218
Tosoh Corp.	77	217
Toyota Motor Corp.	9,900	364,983
Ube Industries, Ltd.	201,000	577,526
West Japan Railway Co.	28,100	1,190,803
Yamada Denki Co., Ltd.	3,170	202,128
Yamaha Corp.	79,800	734,973
		31,844,493

Jersey (0.0%)
Randgold Resources, Ltd.	462	52,163

Mexico (0.5%)
Fresnillo PLC	29,628	810,501

Continued

51

International Equity
Schedule of Investments, continued January 31, 2012 (Unaudited)

	Shares	Value
Foreign Stocks, continued
Netherlands (5.5%)
ASML Holding NV	55,464	$2,382,168
European Aeronautic Defence and Space Co. NV	19,823	665,869
ING Groep NV *	159,013	1,447,242
Koninklijke Ahold NV	21,599	286,199
Randstad Holding NV	33,000	1,125,328
Reed Elsevier NV	10,665	126,892
Royal Dutch Shell PLC, Class A (b)	71,003	2,506,819
Royal Dutch Shell PLC, Class B	1,965	71,482
		8,611,999

Norway (2.0%)
DnB NOR ASA	10,055	106,086
Gjensidige Forsikring ASA	16,533	191,199
Orkla ASA	27,975	226,728
Statoil ASA	72,063	1,806,795
Telenor ASA	48,838	796,208
		3,127,016

Portugal (0.9%)
EDP – Energias de Portugal SA	459,647	1,341,369

Singapore (0.6%)
Jardine Cycle & Carriage, Ltd.	194	7,923
Neptune Orient Lines, Ltd.	300,000	310,053
Noble Group, Ltd.	175,000	187,820
United Overseas Bank, Ltd.	34,000	468,705
		974,501

Spain (3.2%)
Amadeus IT Holding SA, Class A	3,581	61,362
Banco Santander SA	144,000	1,120,737
Ferrovial SA	9,000	105,363
Fomento de Construcciones y Contratas SA	4,000	93,996
Inditex SA	19,783	1,726,006
Repsol YPF SA	58,352	1,602,874
Telefonica SA	20,935	365,029
		5,075,367

Sweden (2.9%)
Boliden AB	23,000	393,223
Hennes & Mauritz AB, Class B	19,921	652,173
Kinnevik Investment AB, Class B	3,477	72,735
Nordea Bank AB	43,000	359,993
Securitas AB, Class B	127,591	1,197,602
Skandinaviska Enskilda Banken AB	143,579	902,738
Skanska AB, Class B	2,528	44,149
Swedbank AB, Class A	67,643	971,513
		4,594,126

Switzerland (7.4%)
Baloise Holding AG	748	57,370
Cie Financiere Richemont SA, Class A	15,851	897,161
Geberit AG *	1,500	309,777
Lindt & Spruengli AG	258	1,058,859
Nestle SA (b)	50,403	2,888,385
Novartis AG (b)	51,000	2,759,152
Roche Holding AG	2,157	365,085
Schindler Holding AG	2,500	291,146
Swatch Group AG (The)	1,800	758,327
Wolseley PLC	22,589	782,039
Xstrata PLC	8,500	143,922
Zurich Financial Services AG *	5,335	1,280,864
		11,592,087

Total Foreign Stocks		147,057,217

Investment Companies (0.1%)
United States (0.1%)
iShares MSCI EAFE Index Fund	4,100	213,774

Total Investment Companies		213,774

Investments in Affiliates (5.2%)
Fifth Third Institutional Money Market Fund (a)	8,082,405	8,082,405

Total Investments in Affiliates		8,082,405

Total Investments (Cost $152,671,922) – 99.0%		155,353,396

Other assets in excess of liabilities – 1.0%		1,594,919

NET ASSETS – 100.0%		$156,948,315

Notes to Schedule of Investments

*	Non-income producing security.

(a)	Investment is in Institutional Shares of underlying fund.

(b)	All or part of this security has been designated as collateral for futures contracts.

Continued

52

International Equity
Schedule of Investments, continued
January 31, 2012 (Unaudited)

At January 31, 2012, International Equity’s industry investment concentrations (unaudited), as a percentage of net assets, were as follows:

Aerospace & Defense	0.4%
Air Freight & Logistics	0.4%
Airlines	0.3%
Auto Components	0.7%
Automobiles	3.6%
Beverages	0.3%
Building Products	0.2%
Capital Markets	1.4%
Chemicals	4.5%
Commercial Banks	10.7%
Commercial Services & Supplies	1.4%
Computers & Peripherals	0.5%
Construction & Engineering	0.2%
Distributors	– ^
Diversified Financial Services	1.2%
Diversified Telecommunication Services	1.7%
Electric Utilities	3.5%
Electrical Equipment	0.4%
Energy Equipment & Services	0.1%
Fifth Third Funds	5.2%
Food & Staples Retailing	4.5%
Food Products	2.6%
Health Care Equipment & Supplies	0.5%
Household Durables	0.5%
IT Services	– ^
Independent Power Producers & Energy Traders	0.3%
Industrial Conglomerates	0.9%
Insurance	4.4%
International Equity	0.1%
Internet Software & Services	0.2%
Leisure Equipment & Products	0.5%
Machinery	4.3%
Marine	0.2%
Media	1.4%
Metals & Mining	6.8%
Multiline Retail	0.6%
Office Electronics	0.7%
Oil, Gas & Consumable Fuels	8.2%
Pharmaceuticals	8.9%
Professional Services	1.2%
Real Estate Management & Development	2.5%
Road & Rail	0.8%
Semiconductors & Semiconductor Equipment	2.9%
Software	0.5%
Specialty Retail	1.6%
Textiles, Apparel & Luxury Goods	1.5%
Tobacco	1.3%
Trading Companies & Distributors	1.9%
Wireless Telecommunication Services	2.5%

^ Amount is less than 0.05%.

See notes to schedules of investments
and notes to financial statements.

Strategic Income
Schedule of Investments
January 31, 2012 (Unaudited)

	Principal Amount	Value
Asset-Backed Securities (3.5%)
Automobile Sequential (1.3%)
Ally Auto Receivables Trust, Series 2010-5, Class B, 2.45%, 6/15/16 (b) (e)	$1,665,000	$1,722,526
Capital Auto Receivables Asset Trust, Series 2008-CPA, Class A1, 1.14%, 1/15/13 (a) (b)	89,054	89,114
CarMax Auto Owner Trust, Series 2011-1, Class B, 2.63%, 11/15/16	750,000	767,349
Honda Auto Receivables Owner Trust, Series 2009-3, Class A3, 2.31%, 5/15/13	48,766	48,953
Hyundai Auto Receivables Trust, Series 2009-A, Class A3, 2.03%, 8/15/13	141,029	141,566
		2,769,508

Credit Card Bullet (0.5%)
1st Financial Bank USA, Series 2010-A, Class A, 3.00%, 4/17/17 (b)	1,000,000	1,001,097

Manufactured Housing ABS Other (1.2%)
Conseco Financial Corp., Series 1998-4, Class A7, 6.87%, 4/1/30 (a)	1,470,569	1,549,910
Mid-State Trust, Series 2005-1, Class M2, 7.08%, 1/15/40	956,884	955,029
		2,504,939

Other ABS (0.5%)
Aircastle Aircraft Lease Backed Trust, Series 2006-1A, Class G1, 0.56%, 6/20/31 (a) (b)	1,235,238	1,065,393

Total Asset-Backed Securities		7,340,937

Corporate Bonds (25.2%)
Advertising Agencies (0.5%)
Interpublic Group of Cos., Inc. (The), 6.25%, 11/15/14 (d)	1,000,000	1,080,000

Airlines (0.7%)
Delta Air Lines Pass Through Trust, Series 2002-G2, 6.42%, 1/2/14	1,500,000	1,518,750

Auto / Truck Parts & Equipment – Original (2.7%)
BorgWarner, Inc., 5.75%, 11/1/16	1,000,000	1,134,396
Dana Holding Corp., 6.50%, 2/15/19, (Callable 2/15/15 @ 103.25)	1,250,000	1,329,687
Lear Corp., 7.88%, 3/15/18, (Callable 3/15/14 @ 103.938)	1,194,000	1,301,460
Visteon Corp., 6.75%, 4/15/19, (Callable 4/15/14 @ 105.063)	1,830,000	1,811,700
		5,577,243

Cable / Satellite TV (1.3%)
Comcast Corp., 5.70%, 7/1/19	1,275,000	1,506,471
DIRECTV Holdings LLC, 5.20%, 3/15/20	1,000,000	1,104,744
		2,611,215

Continued

53

Strategic Income
Schedule of Investments, continued
January 31, 2012 (Unaudited)

		Principal Amount	Value
Corporate Bonds, continued
Diversified Banks (0.9%)
JP Morgan Chase & Co., Series 1, 7.90%, 4/30/18 (a) (f)		$1,700,000	$1,841,457

Diversified Financial Services (0.6%)
General Electric Capital Corp., 6.88%, 1/10/39		1,000,000	1,241,254

Electric – Integrated (0.5%)
NextEra Energy Capital Holdings, Inc., 6.65%, 6/15/67, (Callable 6/15/17 @ 100) (a) (d)		1,000,000	1,012,500

Enterprise Software / Services (0.9%)
CA, Inc., 5.38%, 12/1/19		1,760,000	1,931,832

Finance – Investment Banker / Broker (0.9%)
Charles Schwab Corp. (The), 7.00%, 2/1/22 (a) (f)		1,750,000	1,796,760

Finance – Other Services (0.4%)
Cullen/Frost Capital Trust II, 2.08%, 3/1/34, (Callable 3/2/12 @ 100) (a)		1,000,000	782,425

Food – Miscellaneous / Diversified (0.5%)
Kraft Foods, Inc., 4.13%, 2/9/16 (d)		1,000,000	1,086,419

Linen Supply & Related Items (1.1%)
Cintas Corp. No 2, 4.30%, 6/1/21		2,000,000	2,170,418

Machinery – Construction & Mining (0.3%)
Joy Global, Inc., 6.00%, 11/15/16		625,000	707,611

Medical – Biomedical / Genetics (0.3%)
Amgen, Inc., 3.45%, 10/1/20		500,000	513,036

Medical – HMO (0.7%)
Cigna Corp., 4.00%, 2/15/22, (Callable 11/15/21 @ 100)		1,500,000	1,542,419

Medical – Outpatient / Home Medical (0.5%)
Apria Healthcare Group, Inc., 11.25%, 11/1/14, (Callable 3/2/12 @ 105.625)		1,000,000	1,043,750

Multi-line Insurance (0.2%)
American Financial Group, Inc., 9.88%, 6/15/19		375,000	456,108

Networking Products (0.6%)
Cisco Systems, Inc., 5.90%, 2/15/39		1,000,000	1,258,014

Oil & Gas Exploration & Production (0.8%)
Chesapeake Energy Corp., 6.13%, 2/15/21		1,750,000	1,723,750

Pipelines (0.9%)
Enbridge Energy Partners L.P., 4.20%, 9/15/21, (Callable 6/15/21 @ 100)		1,800,000	1,909,026

Real Estate Investment Trusts (2.3%)
BioMed Realty L.P., 3.85%, 4/15/16, (Callable 3/15/16 @ 100)		1,500,000	1,490,109
DDR Corp., 7.50%, 7/15/18		2,113,000	2,356,646
HCP, Inc., 6.70%, 1/30/18		850,000	990,330
			4,837,085

Reinsurance (0.4%)
Berkshire Hathaway, Inc., 3.20%, 2/11/15		690,000	737,466

Retail – Office Supplies (0.5%)
Staples, Inc., 9.75%, 1/15/14		850,000	974,131

Retail – Regional Department Store (0.7%)
Macy’s Retail Holdings, Inc., 6.65%, 7/15/24 (d)		1,250,000	1,490,268

Retail – Restaurants (1.0%)
Darden Restaurants, Inc., 4.50%, 10/15/21		1,950,000	2,011,166

Semiconductor Components – Integrated Circuits (0.5%)
Analog Devices, Inc., 3.00%, 4/15/16		1,000,000	1,058,266

Semiconductor Equipment (0.6%)
KLA-Tencor Corp., 6.90%, 5/1/18		1,000,000	1,182,330

Special Purpose Entity (0.5%)
Goldman Sachs Capital II, 5.79%, 6/1/43, (Callable 6/1/12 @ 100) (a)		1,600,000	1,092,000

Super-Regional Banks – U.S. (2.4%)
Capital One Capital V, 10.25%, 8/15/39		400,000	418,500
Capital One Capital VI, 8.88%, 5/15/40		400,000	420,771
PNC Financial Services Group, Inc., 6.75%, 8/1/21 (a) (f)		3,500,000	3,621,345
PNC Financial Services Group, Inc., 8.25%, 5/21/13 (a) (f)		500,000	516,255
			4,976,871

Wireless Equipment (1.0%)
American Tower Corp., 4.50%, 1/15/18 (d)		2,000,000	2,042,774

Total Corporate Bonds			52,206,344

Foreign Bonds (8.8%)
Diversified Minerals (0.5%)
FMG Resources Property, Ltd., 7.00%, 11/1/15, (Callable 11/1/12 @ 105.25) (b) (e)		1,000,000	1,032,500

Diversified Operations (0.2%)
Hutchison Whampoa International, Ltd., 6.50%, 2/13/13 (b)		486,000	507,022

Electric – Integrated (0.7%)
Scottish & Southern Energy PLC, 5.45%, 10/1/15 (a) (f)	GBP	875,000	1,366,416

Continued

54

Strategic Income
Schedule of Investments, continued
January 31, 2012 (Unaudited)

		Principal Amount	Value
Foreign Bonds, continued
Gold Mining (0.5%)
AngloGold Ashanti Holdings PLC, 5.38%, 4/15/20		$1,000,000	$1,036,192

Multi-line Insurance (0.4%)
AXA SA, 6.46%, 12/14/18 (a) (b) (f)		1,000,000	735,000

Oil & Gas Exploration & Production (0.4%)
Gaz Capital SA for Gazprom, 7.51%, 7/31/13 (b)		850,000	906,080

Regional Authority (0.9%)
Province of British Columbia Canada, 5.30%, 6/18/14	CAD	1,700,000	1,858,726

Sovereign (4.1%)
Brazil, Federal Republic, Series F, 10.00%, 1/1/17	BRL	1,900,000	1,058,698
Brazil, Federal Republic, Series F, 10.00%, 1/1/14		1,870,000	1,069,111
New Zealand Government Bond, 6.00%, 12/15/17	NZD	4,300,000	4,042,756
Poland Government Bond, 5.00%, 4/25/16	PLN	7,500,000	2,327,538
			8,498,103

Special Purpose Banks (1.1%)
Export-Import Bank of Korea, 4.38%, 9/15/21		$1,850,000	1,824,361
Export-Import Bank of Korea, 8.13%, 1/21/14		425,000	468,702
			2,293,063

Total Foreign Bonds			18,233,102

Mortgage-Backed Securities (9.0%)
CMBS Other (2.3%)
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49		1,443,000	1,633,703
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A7, 5.32%, 6/10/36 (a)		875,000	936,533
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4, 5.37%, 9/15/39 (d)		1,600,000	1,809,882
Merrill Lynch Mortgage Trust, Series 2002-MW1, Class A4, 5.62%, 7/12/34		384,447	386,241
			4,766,359

CMBS Subordinated (0.5%)
Morgan Stanley Capital I, Series 2003-IQ6, Class C, 5.24%, 12/15/41 (a) (b)		1,000,000	981,796

U.S. Government Agencies (4.7%)
Fannie Mae, 2.68%, 7/1/18 (a)		54,924	55,593
Fannie Mae, 4.00%, 12/1/40		2,468,000	2,632,639
Fannie Mae, 4.00%, 8/1/41		1,475,439	1,564,012
Fannie Mae, 5.50%, 10/1/35		455,681	497,039
Freddie Mac, 2.35%, 10/1/32 (a)		108,908	110,492
Freddie Mac, 6.50%, 9/1/22 (d)		319,118	350,397
Freddie Mac, 6.50%, 8/1/37		328,437	368,819
Government National Mortgage Association, IO, 1.13%, 10/16/44 (a)		19,803,720	1,411,154
Government National Mortgage Association, IO, 1.27%, 8/16/46 (a)		18,594,179	1,447,055
Government National Mortgage Association, IO, 1.65%, 4/16/53 (a)		14,811,950	1,332,542
			9,769,742

WL Collateral CMO Other (0.5%)
Bear Stearns Asset Backed Securities Trust, Series 2003-AC7, Class A2, 5.75%, 1/25/34 (g)		330,201	342,437
Merrill Lynch Mortgage Investors, Inc., Series 2003-A1, Class 2A, 2.69%, 12/25/32 (a)		16,884	16,615
Wells Fargo Mortgage Backed Securities Trust, Series 2004-X, Class 1A5, 2.56%, 11/25/34 (a)		701,288	698,152
			1,057,204

WL Collateral CMO Sequential (0.8%)
Countrywide Alternative Loan Trust, Series 2004-30CB, Class 3A1, 5.00%, 2/25/20		901,103	906,021
Residential Accredit Loans, Inc., Series 2004-QS6, Class A1, 5.00%, 5/25/19		817,438	811,986
			1,718,007

WL Collateral PAC (0.2%)
Wells Fargo Mortgage Backed Securities Trust, Series 2006-3, Class A1, 5.50%, 3/25/36		491,651	487,916

Total Mortgage-Backed Securities			18,781,024

U.S. Treasury Obligations (0.5%)
U.S. Treasury Bonds (0.5%)
4.38%, 5/15/40		750,000	967,852

Total U.S. Treasury Obligations			967,852

		Shares
Common Stocks (8.9%)
Diversified Telecommunication Services (1.0%)
BCE, Inc.		33,728	1,376,102
Verizon Communications, Inc.		20,000	753,200
			2,129,302

Electric Utilities (0.7%)
Progress Energy, Inc.		20,411	1,108,930
Southern Co.		4,640	211,398
			1,320,328

Continued

55

Strategic Income
Schedule of Investments, continued January 31, 2012 (Unaudited)

	Shares		Value
Common Stocks, continued
Electrical Equipment (0.5%)
Rockwell Automation, Inc.		13,500	$1,050,661

Gas Utilities (0.6%)
Oneok, Inc.		15,712	1,306,610

Multi-Utilities (0.4%)
Wisconsin Energy Corp.		24,910	846,940

Pharmaceuticals (1.0%)
Novartis AG, ADR		11,500	625,140
Pfizer, Inc.		69,768	1,493,035
			2,118,175

Real Estate Investment Trusts (2.5%)
Annaly Capital Management, Inc.		98,601	1,660,441
Hospitality Properties Trust		35,000	848,050
Starwood Property Trust, Inc.		97,000	1,910,900
UDR, Inc.		32,000	832,640
			5,252,031

Telecommunication Services (1.0%)
Telstra Corp., Ltd.	AUD	560,000	1,979,765

Tobacco (1.2%)
Altria Group, Inc.		$31,850	904,540
Philip Morris International, Inc.		19,515	1,459,137
			2,363,677

Total Common Stocks			18,367,489

Investment Companies (5.0%)
American Income Fund, Inc.		135,400	1,058,828
Eaton Vance Tax-Advantaged Dividend Income Fund		23,600	372,408
Invesco Van Kampen Senior Income Trust		152,000	693,120
iShares Barclays Aggregate Bond Fund		35,000	3,886,750
iShares S&P U.S. Preferred Stock Index Fund		115,000	4,386,100

Total Investment Companies			10,397,206

Convertible Preferred Stocks (3.2%)
Commercial Banks (0.8%)
Wells Fargo & Co., Series L, 7.50%		1,490	1,631,550

Electric – Integrated (0.5%)
NextEra Energy, Inc., 8.38%		20,000	1,010,000

Gold Mining (0.9%)
AngloGold Ashanti Holdings Finance PLC, 6.00%		37,550	1,896,275

Oil, Gas & Consumable Fuels (0.5%)
Apache Corp., Series D, 6.00%		17,500	1,005,025

Real Estate Investment Trusts (0.5%)
Health Care, Inc., Series I, 6.50%		20,000	1,069,000

Total Convertible Preferred Stocks			6,611,850

Preferred Stocks (34.5%)
Capital Markets (0.8%)
Ameriprise Financial, Inc., 7.75%		55,000	1,555,400

Cellular Telecom (0.6%)
United States Cellular Corp., 6.95%		46,700	1,238,951

Closed-end Funds (0.6%)
Source Capital, Inc., 2.40%		35,600	1,241,016

Commercial Banks (0.7%)
First Niagara Financial Group, Inc., Series B, 8.63%		37,000	996,410
U.S. Bancorp, Series B, 3.50%		20,000	448,000
			1,444,410

Commercial Banks Non-U.S. (1.1%)
Lloyds Banking Group PLC, 7.75% (d)		87,000	2,245,470

Commercial Banks – Southern U.S. (1.3%)
BB&T Capital Trust VI, 9.60%		36,000	955,800
BB&T Capital Trust VII, 8.10%		40,000	1,046,800
First Tennessee Bank NA, 3.75%		1,000	664,062
			2,666,662

Diversified Financial Services (1.5%)
Citigroup Capital VII, 7.13%		74,225	1,877,892
Citigroup Capital XII, 8.50%		20,000	515,400
Citigroup Capital XIII, 7.88%		30,000	808,200
			3,201,492

Electric – Integrated (2.8%)
DTE Energy Co., 6.50%		51,000	1,377,000
Entergy Louisiana LLC, 5.88%		20,000	547,200
Entergy Mississippi, Inc., 6.00%		30,000	870,000
SCANA Corp., 7.70%		5	145
Southern California Edison Co., 4.52% (a) (d)		21,150	2,095,965
Xcel Energy, Inc., 7.60%		33,000	897,600
			5,787,910

Finance – Credit Card (0.5%)
MBNA Capital, Series D, 8.13%		40,466	1,015,292

Finance – Investment Banker / Broker (2.5%)
Credit Suisse, Ltd., 7.90%		71,800	1,885,468
JP Morgan Chase Capital XXIX, 6.70%		47,300	1,216,556
Merrill Lynch Preferred Capital Trust III, 7.00%		24,800	580,816
Morgan Stanley Capital Trust VIII, 6.45%		43,100	1,050,347
Stifel Financial Corp., 6.70%		18,500	471,750
			5,204,937

Finance – Mortgage Loan / Banker (0.3%)
Countrywide Capital IV, 6.75%		26,500	607,910

Financial Guarantee Insurance (0.6%)
Assured Guaranty Municipal Holdings, Inc., 6.25%		50,000	1,201,565

Independent Power Producers & Energy Traders (0.3%)
Constellation Energy Group, Inc., Series A, 8.63%		23,000	622,610

Continued

56

Strategic Income
Schedule of Investments, continued January 31, 2012 (Unaudited)

	Shares	Value
Preferred Stocks, continued
Insurance (2.5%)
Endurance Specialty Holdings, Ltd., Series B, 7.50%	100,250	$2,652,615
MetLife, Inc., Series A, 4.00%	59,000	1,400,070
RenaissanceRe Holdings, Ltd., Series D, 6.60%	44,235	1,125,781
		5,178,466

Investment Management / Advisor Services (0.4%)
Deutsche Bank Contingent Capital Trust III, 7.60%	36,000	891,000

Life / Health Insurance (1.1%)
AAG Holding Co., Inc., 7.25%	15,200	383,192
Aviva PLC, 8.25%	70,400	1,827,584
		2,210,776

Multi-line Insurance (1.0%)
Allianz SE, 8.38%	30,000	788,439
American Financial Group, Inc., 7.00%	46,000	1,189,100
		1,977,539

Real Estate Investment Trusts (10.4%)
CBL & Associates Properties, Inc., Series D, 7.38%	121,500	3,033,855
CommonWealth, Series E, 7.25%	20,000	498,400
Digital Realty Trust, Inc., Series E, 7.00%	56,000	1,437,520
Duke Realty Corp., Series K, 6.50%	36,000	899,640
Duke Realty Corp., Series L, 6.60%	36,500	915,055
Duke Realty Corp., Series M, 6.95%	21,992	552,219
Equity Residential, Series N, 6.48% (d)	51,350	1,295,561
Harris Preferred Capital Corp., Series A, 7.38%	31,800	810,264
Kimco Realty Corp., Series H, 6.90%	70,000	1,943,200
PS Business Parks, Inc., Series O, 7.38%	32,500	819,000
PS Business Parks, Inc., Series S, 6.45%	46,000	1,151,840
Public Storage, 5.90%	92,000	2,309,200
Public Storage, Series L, 6.75%	19,459	490,172
Public Storage, Series P, 6.50%	37,000	992,710
Realty Income Corp.	70,800	1,770,000
Vornado Realty L.P., 7.88% (d)	73,775	2,065,700
Vornado Realty Trust, Series J, 6.88%	26,000	690,040
		21,674,376

Special Purpose Entity (0.8%)
Corporate-Backed Trust Certificates, 6.25%	80,500	1,677,260

Super-Regional Banks – U.S. (2.0%)
National City Capital Trust III, 6.63%	20,000	509,200
US Bancorp, Series F, 6.50%	73,200	1,873,466
USB Capital XII, 6.30%	40,000	1,016,800
Wells Fargo Capital XII, 7.88%	30,000	795,300
		4,194,766

Telephone – Integrated (0.7%)
Telephone & Data Systems, Inc., 6.88%	57,000	1,498,530

Television (0.9%)
CBS Corp., 6.75%	74,500	1,896,770

Transportation – Marine (1.1%)
Seaspan Corp., Series C, 9.50%	85,050	2,342,277

Total Preferred Stocks		71,575,385

Investments in Affiliates (3.3%)
Fifth Third Institutional Money Market Fund (c)	6,898,813	6,898,813

Total Investments in Affiliates		6,898,813

Total Investments (Cost $202,475,074) – 101.9%		211,380,002

Liabilities in excess of other assets – (1.9%)		(3,907,758)

NET ASSETS – 100.0%		$207,472,244

Notes to Schedule of Investments

(a)	Variable rate security. Rate presented represents rate in effect at January 31, 2012.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)	Investment is in Institutional Shares of underlying fund.

(d)	All or part of this security has been designated as collateral for forward foreign currency contracts.

(e)	Illiquid Securities.

(f)	Perpetual Maturity. Callable any time after first call date. Maturity date is next call date.

(g)	Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.

The following abbreviations are used in the Schedule of Investments:
ABS – Asset-Backed Security
ADR – American Depositary Receipt
BRL – Brazilian Real
CAD – Canadian Dollar
CMBS – Commercial Mortgage-Backed Security
CMO – Collateralized Mortgage Obligation
GBP – British Pound
IO – Interest Only
NZD – New Zealand Dollar
PAC – Planned Amortization Class
PLN – Polish Zloty
WL – Whole Loan

Continued

57

Strategic Income
Schedule of Investments, continued
January 31, 2012 (Unaudited)

At January 31, 2012, Strategic Income’s investments were in the following countries:

Country
Australia	1.4%
Bermuda	1.8%
Brazil	1.0%
Canada	1.5%
Cayman Islands	0.2%
France	0.4%
Germany	0.4%
Great Britain	2.6%
Isle Of Man	1.4%
Luxembourg	0.4%
Marshall Island	1.1%
New Zealand	1.9%
Poland	1.1%
South Korea	1.1%
Switzerland	1.2%
United States	82.5%
Total	100.0%

See notes to schedules of investments
and notes to financial statements.

LifeModel AggressiveSM
Schedule of Investments
January 31, 2012 (Unaudited)

	Shares	Value
Investments in Affiliates (a) (100.1%)
Fifth Third All Cap Value Fund	561,158	$8,922,406
Fifth Third Disciplined Large Cap Value Fund	1,447,873	15,593,595
Fifth Third Institutional Money Market Fund	3,449,859	3,449,859
Fifth Third International Equity Fund	1,903,280	13,798,779
Fifth Third Mid Cap Growth Fund *	748,959	8,912,609
Fifth Third Quality Growth Fund *	985,219	16,778,277
Fifth Third Short Term Bond Fund	108,442	1,034,540
Fifth Third Small Cap Growth Fund *	529,128	4,576,958
Fifth Third Small Cap Value Fund	242,303	4,528,646
Fifth Third Strategic Income Fund	187,719	1,978,557
Fifth Third Structured Large Cap Plus Fund	1,365,266	17,666,538
Fifth Third Total Return Bond Fund	111,180	1,046,204

Total Investments in Affiliates		98,286,968

Total Investments (Cost $88,678,344) – 100.1%		98,286,968

Liabilities in excess of other assets – (0.1%)		(92,625)

NET ASSETS – 100.0%		$98,194,343

Notes to Schedule of Investments

*	Non-income producing security.

(a)	Investment is in Institutional Shares of underlying fund.

See notes to schedules of investments
and notes to financial statements.

58

LifeModel Moderately AggressiveSM
Schedule of Investments
January 31, 2012 (Unaudited)

	Shares	Value
Investments in Affiliates (a) (100.1%)
Fifth Third All Cap Value Fund	732,546	$11,647,480
Fifth Third Disciplined Large Cap Value Fund	1,903,828	20,504,227
Fifth Third Institutional Money Market Fund	5,173,606	5,173,606
Fifth Third International Equity Fund	2,594,466	18,809,878
Fifth Third Mid Cap Growth Fund *	972,828	11,576,651
Fifth Third Quality Growth Fund *	1,293,718	22,032,023
Fifth Third Short Term Bond Fund	1,013,821	9,671,857
Fifth Third Small Cap Growth Fund *	715,438	6,188,540
Fifth Third Small Cap Value Fund	355,819	6,650,257
Fifth Third Strategic Income Fund	470,780	4,962,016
Fifth Third Structured Large Cap Plus Fund	1,680,231	21,742,182
Fifth Third Total Return Bond Fund	2,715,062	25,548,737

Total Investments in Affiliates		164,507,454

Total Investments (Cost $148,216,616) – 100.1%		164,507,454

Liabilities in excess of other assets – (0.1%)		(110,578)

NET ASSETS – 100.0%		$164,396,876

Notes to Schedule of Investments

*	Non-income producing security.

(a)	Investment is in Institutional Shares of underlying fund.

See notes to schedules of investments
and notes to financial statements.

LifeModel ModerateSM
Schedule of Investments
January 31, 2012 (Unaudited)

	Shares	Value
Investments in Affiliates (a) (100.1%)
Fifth Third All Cap Value Fund	790,720	$12,572,448
Fifth Third Disciplined Large Cap Value Fund	2,161,773	23,282,302
Fifth Third Institutional Money Market Fund	8,222,138	8,222,138
Fifth Third International Equity Fund	2,532,806	18,362,841
Fifth Third Mid Cap Growth Fund *	1,063,441	12,654,951
Fifth Third Quality Growth Fund *	1,319,460	22,470,413
Fifth Third Short Term Bond Fund	2,624,622	25,038,891
Fifth Third Small Cap Growth Fund *	668,784	5,784,979
Fifth Third Small Cap Value Fund	332,351	6,211,646
Fifth Third Strategic Income Fund	1,119,877	11,803,500
Fifth Third Structured Large Cap Plus Fund	1,750,222	22,647,875
Fifth Third Total Return Bond Fund	6,974,636	65,631,326

Total Investments in Affiliates		234,683,310

Total Investments (Cost $217,823,174) – 100.1%		234,683,310

Liabilities in excess of other assets – (0.1%)		(148,398)

NET ASSETS – 100.0%		$234,534,912

Notes to Schedule of Investments

*	Non-income producing security.

(a)	Investment is in Institutional Shares of underlying fund.

See notes to schedules of investments
and notes to financial statements.

59

LifeModel Moderately ConservativeSM
Schedule of Investments
January 31, 2012 (Unaudited)

	Shares	Value
Investments in Affiliates (a) (99.8%)
Fifth Third All Cap Value Fund	123,551	$1,964,457
Fifth Third Disciplined Large Cap Value Fund	340,205	3,664,011
Fifth Third Institutional Money Market Fund	2,094,901	2,094,901
Fifth Third International Equity Fund	433,480	3,142,730
Fifth Third Mid Cap Growth Fund *	163,443	1,944,966
Fifth Third Quality Growth Fund *	223,133	3,799,960
Fifth Third Short Term Bond Fund	692,222	6,603,795
Fifth Third Small Cap Growth Fund *	124,114	1,073,587
Fifth Third Small Cap Value Fund	61,725	1,153,633
Fifth Third Strategic Income Fund	237,939	2,507,881
Fifth Third Structured Large Cap Plus Fund	273,601	3,540,393
Fifth Third Total Return Bond Fund	1,851,166	17,419,475

Total Investments in Affiliates		48,909,789

Total Investments (Cost $45,089,658) – 99.8%		48,909,789

Other assets in excess of liabilities – 0.2%		95,374

NET ASSETS – 100.0%		$49,005,163

Notes to Schedule of Investments

*	Non-income producing security.

(a)	Investment is in Institutional Shares of underlying fund.

See notes to schedules of investments
and notes to financial statements.

LifeModel ConservativeSM
Schedule of Investments
January 31, 2012 (Unaudited)

	Shares	Value
Investments in Affiliates (a) (99.9%)
Fifth Third All Cap Value Fund	54,103	$860,230
Fifth Third Disciplined Large Cap Value Fund	144,107	1,552,032
Fifth Third Institutional Money Market Fund	2,363,126	2,363,126
Fifth Third International Equity Fund	172,862	1,253,247
Fifth Third Mid Cap Growth Fund *	71,606	852,112
Fifth Third Quality Growth Fund *	92,558	1,576,261
Fifth Third Short Term Bond Fund	743,567	7,093,630
Fifth Third Small Cap Growth Fund *	44,756	387,139
Fifth Third Small Cap Value Fund	21,661	404,851
Fifth Third Strategic Income Fund	187,614	1,977,455
Fifth Third Structured Large Cap Plus Fund	111,455	1,442,222
Fifth Third Total Return Bond Fund	2,109,264	19,848,176

Total Investments in Affiliates		39,610,481

Total Investments (Cost $38,567,059) – 99.9%		39,610,481

Other assets in excess of liabilities – 0.1%		26,585

NET ASSETS – 100.0%		$39,637,066

Notes to Schedule of Investments

*	Non-income producing security.

(a)	Investment is in Institutional Shares of underlying fund.

See notes to schedules of investments
and notes to financial statements.

60

High Yield Bond
Schedule of Investments January 31, 2012 (Unaudited)

	Principal Amount	Value
Convertible Bonds (0.2%)
Building Products – Cement & Aggregate (0.2%)
US Concrete, Inc., 9.50%, 8/31/15 (b)	$201,000	$200,498

Total Convertible Bonds		200,498

Corporate Bonds (85.1%)
Aerospace & Defense (1.3%)
BE Aerospace, Inc., 8.50%, 7/1/18, (Callable 7/1/13 @ 104.25)	196,000	216,090
TransDigm, Inc., 7.75%, 12/15/18, (Callable 12/15/14 @ 103.875)	750,000	821,250
		1,037,340

Airlines (0.5%)
American Airlines Pass Through Trust, Series 2009-1A, 10.38%, 7/2/19	198,494	215,366
Continental Airlines Pass Through Trust, Series RJO3, 7.88%, 1/2/20	142,230	141,519
		356,885

Athletic Equipment (0.6%)
Icon Health & Fitness, 11.88%, 10/15/16, (Callable 10/15/13 @ 105.938) (b)	621,000	489,038

Auto / Truck Parts & Equipment – Original (3.7%)
Accuride Corp., 9.50%, 8/1/18, (Callable 8/1/14 @ 104.75)	165,000	169,950
Cooper-Standard Automotive, Inc., 8.50%, 5/1/18, (Callable 5/1/14 @ 104.25)	245,000	260,312
Tenneco, Inc., 6.88%, 12/15/20, (Callable 12/15/15 @ 103.438)	166,000	176,375
Tenneco, Inc., 7.75%, 8/15/18, (Callable 8/15/14 @ 103.875)	700,000	754,250
Tomkins LLC / Tomkins, Inc., 9.00%, 10/1/18, (Callable 10/1/14 @ 104.5)	231,000	255,833
Tower Automotive Holdings USA LLC / TA Holdings Finance, Inc., 10.63%, 9/1/17, (Callable 9/1/14 @ 105.313) (b)	335,000	355,100
Visteon Corp., 6.75%, 4/15/19, (Callable 4/15/14 @ 105.063)	1,000,000	987,500
		2,959,320

Auto / Truck Parts & Equipment – Replacement (0.3%)
Exide Technologies, 8.63%, 2/1/18, (Callable 2/1/15 @ 104.313)	333,000	274,725

Auto – Cars / Light Trucks (0.5%)
Chrysler Group LLC/CG Co-Issuer, Inc., 8.25%, 6/15/21, (Callable 6/15/16 @ 104.125) (b)	440,000	420,200

Broadcast Service / Program (0.1%)
Clear Channel Worldwide Holdings, Inc., Series B, 9.25%, 12/15/17, (Callable 12/15/12 @ 106.9375)	79,000	87,098

Building & Construction Products – Miscellaneous (1.0%)
Gibraltar Industries, Inc., Series B, 8.00%, 12/1/15, (Callable 3/2/12 @ 102.667)	750,000	766,875

Building – Heavy Construction (1.0%)
Tutor Perini Corp., 7.63%, 11/1/18, (Callable 11/1/14 @ 103.813)	845,000	821,762

Building – Residential / Commercial (1.8%)
Meritage Homes Corp., 7.15%, 4/15/20	1,025,000	1,037,812
Pulte Group, Inc., 6.38%, 5/15/33	539,000	409,640
		1,447,452

Cable / Satellite TV (3.5%)
Cablevision Systems Corp., 8.00%, 4/15/20	250,000	273,750
Cablevision Systems Corp., 8.63%, 9/15/17	350,000	390,250
CCO Holdings LLC / CCO Holdings Capital Corp., 6.50%, 4/30/21, (Callable 4/30/15 @ 104.875)	239,000	248,560
CCO Holdings LLC / CCO Holdings Capital Corp., 7.00%, 1/15/19, (Callable 1/15/14 @ 105.25)	59,000	62,688
CCO Holdings LLC / CCO Holdings Capital Corp., 7.88%, 4/30/18, (Callable 4/30/13 @ 105.906)	344,000	373,240
CCO Holdings LLC / CCO Holdings Capital Corp., 8.13%, 4/30/20, (Callable 4/30/15 @ 104.063)	215,000	237,844
Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.63%, 11/15/17, (Callable 11/15/12 @ 106.469) (b)	440,000	468,600
DISH DBS Corp., 7.88%, 9/1/19	309,000	356,122
Insight Communications Co., Inc., 9.38%, 7/15/18, (Callable 7/15/13 @ 107.031) (b)	352,000	399,080
		2,810,134

Capacitors (0.9%)
Kemet Corp., 10.50%, 5/1/18, (Callable 5/1/14 @ 105.25)	647,000	689,055

Cellular Telecom (2.6%)
Cricket Communications, Inc., 7.75%, 10/15/20, (Callable 10/15/15 @ 103.875)	112,000	106,680
MetroPCS Wireless, Inc., 7.88%, 9/1/18, (Callable 9/1/14 @ 103.938)	233,000	245,815
NII Capital Corp., 7.63%, 4/1/21, (Callable 4/1/16 @ 103.813)	827,000	847,675
Sprint Capital Corp., 6.88%, 11/15/28	239,000	177,159
Sprint Nextel Corp., 9.00%, 11/15/18 (b)	617,000	664,817
		2,042,146

Chemicals – Diversified (0.7%)
LyondellBasell Industries NV, 6.00%, 11/15/21 (b)	500,000	543,750

Continued

61

High Yield Bond
Schedule of Investments, continued January 31, 2012 (Unaudited)

	Principal Amount	Value
Corporate Bonds, continued
Chemicals – Plastics (0.1%)
PolyOne Corp., 7.38%, 9/15/20, (Callable 9/15/15 @ 103.688)	$106,000	$114,215

Coal (2.7%)
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50%, 12/15/19, (Callable 12/15/14 @ 104.25)	304,000	332,120
Consol Energy, Inc., 8.00%, 4/1/17, (Callable 4/1/14 @ 104)	106,000	114,480
Consol Energy, Inc., 8.25%, 4/1/20, (Callable 4/1/15 @ 104.125)	106,000	114,877
Peabody Energy Corp., 6.00%, 11/15/18 (b)	707,000	728,210
Penn Virginia Resource Partners L.P./Penn Virginia Resource Finance Corp., 8.25%, 4/15/18, (Callable 4/15/14 @ 104.125)	841,000	866,230
		2,155,917

Commercial Banks – Eastern U.S. (1.1%)
CIT Group, Inc., 7.00%, 5/2/16, (Callable 3/2/12 @ 100)	859,000	862,221
CIT Group, Inc., 7.00%, 5/2/17, (Callable 3/2/12 @ 100)	17,000	17,043
		879,264

Commercial Services (0.4%)
Liberty Tire Recycling, 11.00%, 10/1/16, (Callable 10/1/13 @ 105.5) (b)	340,000	317,900

Construction Materials (0.5%)
Vulcan Materials Co., 7.50%, 6/15/21	350,000	382,375

Consumer Products – Miscellaneous (0.4%)
Central Garden and Pet Co., 8.25%, 3/1/18, (Callable 3/1/14 @ 104.125)	327,000	329,453

Containers – Metal / Glass (0.1%)
BWAY Holding Co., 10.00%, 6/15/18, (Callable 6/15/14 @ 105)	100,000	109,000

Data Processing / Management (0.8%)
First Data Corp., 8.25%, 1/15/21, (Callable 1/15/16 @ 104.125) (b)	243,000	224,775
First Data Corp., 8.88%, 8/15/20, (Callable 8/15/15 @ 104.438) (b)	331,000	352,515
First Data Corp., 9.88%, 9/24/15, (Callable 3/2/12 @ 104.938)	56,000	54,880
		632,170

Diversified Banks (0.5%)
Ally Financial, Inc., 7.38%, 12/16/44, (Callable 2/29/12 @ 25) (f)	18,226	410,996

Diversified Manufacturing Operations (1.8%)
Amsted Industries, Inc., 8.13%, 3/15/18, (Callable 3/15/14 @ 104.063) (b)	420,000	453,600
Griffon Corp., 7.13%, 4/1/18, (Callable 4/1/14 @ 105.344)	261,000	264,915
JM Huber Corp., 9.88%, 11/1/19, (Callable 11/1/15 @ 104.938) (b)	356,000	370,240
Koppers, Inc., 7.88%, 12/1/19, (Callable 12/1/14 @ 103.938)	296,000	312,280
		1,401,035

Electric – Generation (0.8%)
AES Corp. (The), 7.38%, 7/1/21 (b)	180,000	198,900
AES Corp. (The), 8.00%, 10/15/17	400,000	449,000
		647,900

Electric – Integrated (0.1%)
North American Energy Alliance LLC/North American Energy Alliance Finance Corp., 10.88%, 6/1/16, (Callable 6/1/13 @ 105.438) (b)	101,000	110,595

Finance – Consumer Loans (0.9%)
SLM Corp., 6.00%, 1/25/17	725,000	729,369

Finance – Leasing Company (1.1%)
International Lease Finance Corp., 6.38%, 3/25/13	863,000	874,866

Finance – Mortgage Servicing (0.3%)
PHH Corp., 9.25%, 3/1/16	246,000	236,160

Food – Meat Products (b) (1.4%)
JBS USA LLC / JBS USA Finance, Inc., 7.25%, 6/1/21, (Callable 6/1/15 @ 105.438)	918,000	869,805
JBS USA LLC / JBS USA Finance, Inc., 8.25%, 2/1/20, (Callable 2/1/15 @ 106.188)	200,000	201,500
		1,071,305

Food – Miscellaneous / Diversified (b) (1.4%)
Del Monte Corp., 7.63%, 2/15/19, (Callable 2/15/14 @ 103.813)	351,000	345,296
Post Holdings, Inc., 7.38%, 2/15/22, (Callable 2/15/17 @ 103.688) (b) (e)	733,000	758,655
		1,103,951

Food – Retail (0.8%)
BI-LO LLC / BI-LO Finance Corp., 9.25%, 2/15/19, (Callable 2/15/15 @ 104.625) (b)	434,000	456,785
Ingles Markets, Inc., 8.88%, 5/15/17, (Callable 5/15/13 @ 104.438)	132,000	144,540
		601,325

Continued

62

High Yield Bond
Schedule of Investments, continued January 31, 2012 (Unaudited)

	Principal Amount	Value
Corporate Bonds, continued
Funeral Services & Related Items (1.6%)
Service Corp. International, 8.00%, 11/15/21	$540,000	$621,000
Stewart Enterprises, Inc., 6.50%, 4/15/19, (Callable 4/15/14 @ 104.875)	250,000	256,250
Stonemor Operating LLC / Cornerstone Family Services of WV / Osiris Holding, 10.25%, 12/1/17, (Callable 12/1/13 @ 105.125)	389,000	357,880
		1,235,130

Gas – Transportation (1.3%)
Sabine Pass Liquified Natural Gas L.P., 7.25%, 11/30/13	1,034,000	1,070,190

Home Furnishings (0.2%)
Sealy Mattress Co., 8.25%, 6/15/14, (Callable 3/2/12 @ 101.375)	130,000	121,550

Independent Power Producer (1.3%)
Calpine Corp., 7.50%, 2/15/21, (Callable 11/1/15 @ 103.75) (b)	290,000	308,850
Calpine Corp., 7.88%, 1/15/23, (Callable 1/15/17 @ 103.938) (b)	400,000	429,000
GenOn Energy, Inc., 7.63%, 6/15/14	85,000	85,000
NRG Energy, Inc., 7.88%, 5/15/21, (Callable 5/15/16 @ 103.938) (b)	182,000	172,900
		995,750

Machinery – Farm (1.4%)
Case New Holland, Inc., 7.88%, 12/1/17	946,000	1,090,265

Media (0.5%)
AMC Networks, Inc., 7.75%, 7/15/21, (Callable 7/15/16 @ 103.875) (b)	337,000	370,279

Medical Instruments (0.3%)
Accellent, Inc., 8.38%, 2/1/17, (Callable 2/1/13 @ 106.281)	244,000	247,050

Medical Products (0.2%)
Universal Hospital Services, Inc., 4.12%, 6/1/15, (Callable 3/2/12 @ 100) (a)	175,000	164,063

Medical – Drugs (0.8%)
Axcan Pharma, Inc., 12.75%, 3/1/16, (Callable 3/2/12 @ 106.375)	350,000	372,750
Grifols, Inc., 8.25%, 2/1/18, (Callable 2/1/14 @ 106.188)	230,000	252,425
		625,175

Medical – Hospitals (2.3%)
Capella Healthcare, Inc., 9.25%, 7/1/17, (Callable 7/1/13 @ 106.938)	736,000	748,880
HCA, Inc., 6.50%, 2/15/20	992,000	1,051,520
		1,800,400
Medical – Outpatient / Home Medical (1.1%)
Apria Healthcare Group, Inc., 11.25%, 11/1/14, (Callable 3/2/12 @ 105.625)	564,000	588,675
Res-Care, Inc., 10.75%, 1/15/19, (Callable 1/15/15 @ 105.375)	294,000	317,520
		906,195

Metal Processors & Fabricators (0.6%)
Dynacast International LLC/Dynacast Finance, Inc., 9.25%, 7/15/19, (Callable 7/15/15 @ 104.625) (b)	457,000	463,855

Metal – Aluminum (0.7%)
Aleris International, Inc., 7.63%, 2/15/18, (Callable 2/15/14 @ 105.719) (b)	518,000	524,475

Multi-line Insurance (0.4%)
MetLife, Inc., 10.75%, 8/1/69, (Callable 8/1/34 @ 100)	250,000	347,625

Multimedia (0.5%)
Entravision Communications Corp., 8.75%, 8/1/17, (Callable 8/1/13 @ 106.563)	358,000	366,950

Oil & Gas Drilling (0.4%)
Atwood Oceanics, Inc., 6.50%, 2/1/20, (Callable 2/1/16 @ 103.25)	300,000	310,500

Oil & Gas Exploration & Production (3.1%)
Berry Petroleum Co., 8.25%, 11/1/16, (Callable 3/2/12 @ 104.125)	426,000	444,105
Chesapeake Energy Corp., 6.63%, 8/15/20	444,000	446,220
Hilcorp Energy I L.P./Hilcorp Finance Co., 7.63%, 4/15/21, (Callable 10/1/15 @ 103.813) (b)	170,000	184,450
Linn Energy LLC / Linn Energy Finance Corp., 8.63%, 4/15/20, (Callable 4/15/15 @ 104.313)	1,080,000	1,198,800
Newfield Exploration Co., 6.88%, 2/1/20, (Callable 2/1/15 @ 103.438)	188,000	201,160
		2,474,735

Oil Field Services (2.5%)
Basic Energy Services, Inc., 7.13%, 4/15/16, (Callable 3/2/12 @ 103.563)	457,000	461,570
Basic Energy Services, Inc., 7.75%, 2/15/19, (Callable 2/15/15 @ 103.875)	293,000	298,127
Exterran Holdings, Inc., 7.25%, 12/1/18, (Callable 12/1/13 @ 105.438)	700,000	665,000
Helix Energy Solutions Group, Inc., 9.50%, 1/15/16, (Callable 3/2/12 @ 104.75) (b)	256,000	268,800
Pioneer Drilling Co., 9.88%, 3/15/18, (Callable 3/15/14 @ 104.938) (b)	250,000	266,250
		1,959,747

Continued

63

High Yield Bond
Schedule of Investments, continued
January 31, 2012 (Unaudited)

	Principal Amount	Value
Corporate Bonds, continued
Oil Refining & Marketing (0.7%)
Coffeyville Resources LLC/ Coffeyville Finance, Inc., 10.88%, 4/1/17, (Callable 4/1/13 @ 108.156) (b)	$520,000	$582,400

Paper & Related Products (b) (1.5%)
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/1/16, (Callable 6/1/13 @ 104)	680,000	711,450
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC, 7.13%, 4/15/19, (Callable 10/15/14 @ 103.563)	400,000	420,000
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC, 8.75%, 10/15/16, (Callable 10/15/12 @ 103.875)	60,000	63,900
		1,195,350

Pharmacy Services (1.8%)
Omnicare, Inc., 7.75%, 6/1/20, (Callable 6/1/15 @ 103.875)	1,313,000	1,454,147

Pipelines (8.9%)
Atlas Pipeline Partners L.P., 8.75%, 6/15/18, (Callable 6/15/13 @ 104.375)	728,000	780,780
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 7.75%, 4/1/19, (Callable 4/1/15 @ 103.875) (b)	304,000	306,280
Crosstex Energy L.P. / Crosstex Energy Finance Corp., 8.88%, 2/15/18, (Callable 2/15/14 @ 104.438)	350,000	379,750
Enterprise Products Operating LLC, 7.00%, 6/1/67, (Callable 6/1/17 @ 100) (a)	1,000,000	985,000
Enterprise Products Operating LLC, Series A, 8.38%, 8/1/66, (Callable 8/1/16 @ 100) (a)	346,000	373,680
Genesis Energy L.P. / Genesis Energy Finance Corp., 7.88%, 12/15/18, (Callable 12/15/14 @ 103.938) (b)	835,000	855,405
Martin Midstream Partners L.P./Martin Midstream Finance Corp., 8.88%, 4/1/18, (Callable 4/1/14 @ 104.438)	906,000	937,710
NGPL PipeCo LLC, 6.51%, 12/15/12 (b)	351,000	338,079
Regency Energy Partners L.P./Regency Energy Finance Corp., 6.88%, 12/1/18, (Callable 12/1/14 @ 103.438)	600,000	651,000
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 6.38%, 8/1/22, (Callable 2/1/17 @ 103.188) (b)	500,000	506,875
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 6.88%, 2/1/21, (Callable 2/1/16 @ 103.438) (b)	675,000	703,687
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 7.88%, 10/15/18, (Callable 10/15/14 @ 103.938)	250,000	268,750
		7,086,996

Printing – Commercial (1.8%)
Cenveo Corp., 7.88%, 12/1/13, (Callable 3/2/12 @ 100)	362,000	295,030
Cenveo Corp., 8.88%, 2/1/18, (Callable 2/1/14 @ 104.438)	1,088,000	968,320
RR Donnelley & Sons Co., 7.25%, 5/15/18	61,000	55,815
RR Donnelley & Sons Co., 7.63%, 6/15/20	132,000	117,810
		1,436,975

Real Estate Investment Trusts (1.6%)
MPT Operating Partnership LP/MPT Finance Corp., 6.88%, 5/1/21, (Callable 5/1/16 @ 103.438)	723,000	750,113
Omega Healthcare Investors, Inc., 6.75%, 10/15/22, (Callable 10/15/15 @ 103.375)	495,000	524,700
		1,274,813

Recreational Centers (0.7%)
Equinox Holdings, Inc., 9.50%, 2/1/16, (Callable 2/1/13 @ 104.75) (b)	540,000	564,300

Rental Auto / Equipment (0.4%)
United Rentals North America, Inc., 9.25%, 12/15/19, (Callable 12/15/14 @ 104.625)	308,000	340,340

Retail – Automobile (0.5%)
Asbury Automotive Group, Inc., 7.63%, 3/15/17, (Callable 3/15/12 @ 103.813) (d)	18,000	18,383
Autonation, Inc., 5.50%, 2/1/20	355,000	357,662
		376,045

Retail – Mail Order (0.6%)
QVC, Inc., 7.50%, 10/1/19, (Callable 10/1/14 @ 103.75) (b)	419,000	458,281

Retail – Propane Distributors (0.9%)
AmeriGas Finance LLC/AmeriGas Finance Corp., 7.00%, 5/20/22, (Callable 5/20/17 @ 103.5)	673,000	674,683

Rubber – Tires (0.4%)
Goodyear Tire & Rubber Co. (The), 8.75%, 8/15/20	314,000	344,615

Satellite Telecom (b) (0.1%)
EH Holding Corp., 6.50%, 6/15/19	63,000	65,599
EH Holding Corp., 7.63%, 6/15/21	17,000	17,935
		83,534
Continued

64

High Yield Bond
Schedule of Investments, continued
January 31, 2012 (Unaudited)

	Principal Amount	Value
Corporate Bonds, continued
Special Purpose Entity (0.5%)
Holly Energy Partners L.P./Holly Energy Finance Corp., 8.25%, 3/15/18, (Callable 3/15/14 @ 104.125) (b)	$400,000	$424,000

Steel Pipe & Tube (0.6%)
Mueller Water Products, Inc., 7.38%, 6/1/17, (Callable 6/1/12 @ 103.688)	460,000	439,300

Steel – Producers (2.4%)
AK Steel Corp., 7.63%, 5/15/20, (Callable 5/15/15 @ 103.813)	529,000	522,387
JMC Steel Group, 8.25%, 3/15/18, (Callable 3/15/14 @ 106.188) (b)	350,000	358,750
Steel Dynamics, Inc., 7.63%, 3/15/20, (Callable 3/15/15 @ 103.813)	850,000	941,375
United States Steel Corp., 7.38%, 4/1/20	75,000	76,125
		1,898,637

Telecommunication Equipment (1.0%)
CommScope, Inc., 8.25%, 1/15/19, (Callable 1/15/15 @ 104.125) (b)	749,000	778,960

Telecommunication Services (0.6%)
TW Telecom Holdings, Inc., 8.00%, 3/1/18, (Callable 3/1/14 @ 104)	66,000	71,445
West Corp., 8.63%, 10/1/18, (Callable 10/1/14 @ 104.313)	417,000	437,850
		509,295

Telephone – Integrated (4.4%)
CenturyLink, Inc., 6.45%, 6/15/21	859,000	904,930
Cincinnati Bell, Inc., 8.25%, 10/15/17, (Callable 10/15/13 @ 104.125)	660,000	678,975
Frontier Communications Corp., 8.50%, 4/15/20	588,000	582,120
Windstream Corp., 7.00%, 3/15/19, (Callable 3/15/12 @ 103.5)	750,000	774,375
Windstream Corp., 7.50%, 4/1/23, (Callable 4/1/16 @ 103.75)	158,000	163,530
Windstream Corp., 7.88%, 11/1/17	319,000	352,495
		3,456,425

Transportation – Marine (0.3%)
Navios South American Logisitcs, Inc./Navios Logistics Finance US, Inc., 9.25%, 4/15/19, (Callable 4/15/14 @ 106.938) (b)	312,000	255,840

Vitamins & Nutrition Products (0.3%)
NBTY, Inc., 9.00%, 10/1/18, (Callable 10/1/14 @ 104.5)	250,000	276,250

Web Hosting / Design (0.8%)
Equinix, Inc., 7.00%, 7/15/21, (Callable 7/15/16 @ 103.5)	250,000	271,250
Equinix, Inc., 8.13%, 3/1/18, (Callable 3/1/14 @ 104.063)	344,000	381,840
		653,090

Wire & Cable Products (0.3%)
Belden, Inc., 7.00%, 3/15/17, (Callable 3/15/12 @ 103.5)	210,000	215,250

Wireless Equipment (1.1%)
Viasat, Inc., 8.88%, 9/15/16, (Callable 9/15/12 @ 106.656) (d)	814,000	838,420

Total Corporate Bonds		67,545,456

Foreign Bonds (10.2%)
Auto / Truck Parts & Equipment – Original (0.3%)
International Automotive Components Group SL, 9.13%, 6/1/18, (Callable 6/1/15 @ 104.563) (b)	264,000	237,600

Building & Construction Products – Miscellaneous (0.4%)
Calcipar SA, 6.88%, 5/1/18, (Callable 5/1/15 @ 103.438) (b)	320,000	310,400

Diversified Operations (0.8%)
Stena AB, 7.00%, 12/1/16, (Callable 3/2/12 @ 101.167) (d)	711,000	659,453

Electric – Generation (0.5%)
Intergen NV, 9.00%, 6/30/17, (Callable 6/30/12 @ 104.5) (b) (d)	400,000	424,000

Electric – Integrated (1.0%)
EDP Finance BV, 6.00%, 2/2/18 (b)	900,000	783,796

Forestry (0.9%)
Tembec Industries, Inc., 11.25%, 12/15/18, (Callable 12/15/14 @ 105.625)	689,000	723,450

Metal – Aluminum (0.3%)
Novelis, Inc., 8.38%, 12/15/17, (Callable 12/15/13 @ 106.281)	175,000	192,063

Oil & Gas Exploration & Production (b) (1.3%)
MEG Energy Corp., 6.50%, 3/15/21, (Callable 3/15/15 @ 104.875)	215,000	224,675
OGX Petroleo e Gas Participacoes SA, 8.50%, 6/1/18, (Callable 6/1/15 @ 104.25)	737,000	761,321
		985,996

Oil Field Services (1.0%)
Expro Finance Luxembourg SCA, 8.50%, 12/15/16, (Callable 12/15/13 @ 104.25) (b)	903,000	819,472

Paper & Related Products (1.6%)
Cascades, Inc., 7.75%, 12/15/17, (Callable 12/15/13 @ 103.875)	499,000	515,217
Cascades, Inc., 7.88%, 1/15/20, (Callable 1/15/15 @ 103.938)	720,000	739,800
		1,255,017

Continued

65

High Yield Bond
Schedule of Investments, continued
January 31, 2012 (Unaudited)

	Principal Amount	Value
Foreign Bonds, continued
Satellite Telecom (0.5%)
Intelsat Jackson Holdings SA, 7.25%, 4/1/19, (Callable 4/1/15 @ 103.625) (b)	$394,000	$411,730

Telecommunication Services (0.8%)
Wind Acquisition Finance SA, 11.75%, 7/15/17, (Callable 7/15/13 @ 105.875) (b)	650,000	643,500

Transportation – Marine (0.8%)
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 8.13%, 2/15/19, (Callable 2/15/15 @ 104.063)	848,000	667,800

Total Foreign Bonds		8,114,277

	Shares
Investments in Affiliates (4.0%)
Fifth Third Institutional Money Market Fund (c)	3,143,390	3,143,390

Total Investments in Affiliates		3,143,390

Total Investments (Cost $77,753,582) – 99.5%		79,003,621

Other assets in excess of liabilities – 0.5%		364,421

NET ASSETS – 100.0%		$79,368,042

Notes to Schedule of Investments

(a)	Variable rate security. Rate presented represents rate in effect at January 31, 2012.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)	Investment is in Institutional Shares of underlying fund.

(d)	All or part of this security has been designated as collateral for when issued securities.

(e)	When Issued.

(f)	Senior corporate bond traded for shares

At January 31, 2012, High Yield Bond’s investments were in the following countries:

Country
Brazil	1.0%
Canada	3.0%
Luxembourg	2.8%
Marshall Island	1.2%
Netherlands	2.2%
Spain	0.3%
Sweden	0.8%
United States	88.7%
Total	100.0%

See notes to schedules of investments
and notes to financial statements.

Total Return Bond
Schedule of Investments
January 31, 2012 (Unaudited)

	Principal Amount	Value
Asset-Backed Securities (5.3%)
Credit Card Bullet (0.7%)
1st Financial Bank USA, Series 2010-D, Class A, 3.72%, 6/17/19 (b)	$1,500,000	$1,539,848

Home Equity Sequential (0.2%)
Residential Funding Mortgage Securities II, Inc., Series 2006-HI3, Class A3, 5.96%, 2/25/36	596,221	540,416

Manufactured Housing ABS Other (1.7%)
Conseco Financial Corp., Series 1998-4, Class A7, 6.87%, 4/1/30 (a)	1,449,076	1,527,257
Mid-State Trust, Series 2005-1, Class M2, 7.08%, 1/15/40	2,284,974	2,280,544
		3,807,801

Manufactured Housing Sequential (1.0%)
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A4, 6.57%, 5/7/27 (a)	2,000,148	2,150,073

Other ABS (1.7%)
Aircastle Aircraft Lease Backed Trust, Series 2006-1A, Class G1, 0.56%, 6/20/31 (a) (b)	1,461,698	1,260,715
First Franklin Mortgage Loan Asset Backed Certificates, Series 2004-FF11, Class 1A2, 0.63%, 1/25/35 (a)	51,824	48,492
First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FFA, Class M3, 6.02%, 3/25/25 (j)	600,000	129,662
Renaissance Home Equity Loan Trust, Series 2006-1, Class AF4, 6.01%, 5/25/36 (j)	1,645,000	655,993
Residential Asset Mortgage Products, Inc., Series 2003-RZ5, Class A7, 4.97%, 9/25/33 (j)	1,545,232	1,546,527
		3,641,389

Total Asset-Backed Securities		11,679,527

Corporate Bonds (22.4%)
Advertising Agencies (1.0%)
Interpublic Group of Cos., Inc. (The), 6.25%, 11/15/14	1,000,000	1,080,000
Omnicom Group, Inc., 4.45%, 8/15/20	1,000,000	1,059,399
		2,139,399

Aerospace & Defense (0.7%)
Boeing Co. (The), 3.75%, 11/20/16	1,450,000	1,610,319

Airlines (0.4%)
Delta Air Lines Pass Through Trust, Series 2002-G2, 6.42%, 1/2/14	750,000	759,375

Auto / Truck Parts & Equipment – Original (0.4%)
Visteon Corp., 6.75%, 4/15/19, (Callable 4/15/14 @ 105.063)	920,000	908,500

Continued

66

Total Return Bond
Schedule of Investments, continued
January 31, 2012 (Unaudited)

	Principal Amount	Value
Corporate Bonds, continued
Cable / Satellite TV (1.2%)
Comcast Corp., 5.70%, 7/1/19	$1,000,000	$1,181,546
Time Warner Cable, Inc., 5.85%, 5/1/17	1,250,000	1,454,505
		2,636,051

Commercial Banks – Eastern U.S. (0.5%)
Manufacturers & Traders Trust Co., 2.08%, 4/1/13, (Callable 4/1/12 @ 100) (a)	1,075,000	1,064,543

Commercial Banks – Southern U.S. (0.8%)
BB&T Corp., 5.25%, 11/1/19	1,500,000	1,663,329

Computer Services (0.7%)
International Business Machines Corp., 5.88%, 11/29/32	1,250,000	1,618,664

Consumer Products – Miscellaneous (0.6%)
Clorox Co., 3.55%, 11/1/15	1,215,000	1,293,999

Diversified Banks (2.4%)
Bank of America Corp., 5.63%, 10/14/16	1,250,000	1,292,226
Citigroup, Inc., 6.13%, 11/21/17	1,000,000	1,100,214
Goldman Sachs Group, Inc. (The), 6.13%, 2/15/33	500,000	509,803
JP Morgan Chase & Co., 6.00%, 1/15/18	1,265,000	1,434,170
Morgan Stanley, 5.75%, 10/18/16	780,000	810,468
		5,146,881

Electric – Generation (0.3%)
Kiowa Power Partners LLC, 4.81%, 12/30/13 (b)	697,221	697,772

Electric – Integrated (2.3%)
Alabama Power Capital Trust V, 3.68%, 10/1/42, (Callable 4/1/12 @ 100) (a)	874,000	861,563
Duke Energy Indiana, Inc., 3.75%, 7/15/20	1,775,000	1,928,380
Florida Power & Light Co., 5.96%, 4/1/39	870,000	1,149,107
Virginia Electric and Power Co., 6.35%, 11/30/37	750,000	1,015,756
		4,954,806

Enterprise Software / Services (0.5%)
CA, Inc., 5.38%, 12/1/19	1,000,000	1,097,632

Finance – Investment Banker / Broker (0.3%)
JP Morgan Chase Capital XXI, Series U, 1.49%, 1/15/87, (Callable 3/2/12 @ 100) (a)	1,000,000	700,440

Food – Miscellaneous / Diversified (0.7%)
General Mills, Inc., 5.65%, 2/15/19	1,250,000	1,499,470

Food – Retail (0.3%)
Kroger Co. (The), 6.90%, 4/15/38	500,000	646,623

Life / Health Insurance (0.6%)
Prudential Financial, Inc., 3.88%, 1/14/15	1,250,000	1,311,320

Linen Supply & Related Items (0.4%)
Cintas Corp. No 2, 4.30%, 6/1/21	870,000	944,132

Medical – HMO (0.5%)
Cigna Corp., 4.00%, 2/15/22, (Callable 11/15/21 @ 100)	1,155,000	1,187,662

Multi-line Insurance (0.5%)
MetLife, Inc., 6.75%, 6/1/16	1,000,000	1,180,418

Networking Products (0.3%)
Cisco Systems, Inc., 4.95%, 2/15/19	500,000	587,930

Oil & Gas Exploration & Production (0.5%)
Chesapeake Energy Corp., 6.13%, 2/15/21	1,000,000	985,000

Pipelines (0.5%)
Kinder Morgan Energy Partners L.P., 5.63%, 2/15/15	1,000,000	1,106,229

Real Estate Investment Trusts (1.0%)
Boston Properties L.P., 4.13%, 5/15/21	850,000	894,933
Simon Property Group L.P., 4.38%, 3/1/21, (Callable 12/1/20 @ 100)	1,100,000	1,195,321
		2,090,254

Reinsurance (0.7%)
Berkshire Hathaway, Inc., 3.20%, 2/11/15	1,500,000	1,603,188

Retail – Drug Store (0.5%)
CVS Caremark Corp., 5.75%, 6/1/17	1,000,000	1,180,772

Retail – Restaurants (0.8%)
Darden Restaurants, Inc., 4.50%, 10/15/21	1,000,000	1,031,367
Yum! Brands, Inc., 3.88%, 11/1/20, (Callable 8/1/20 @ 100)	750,000	776,493
		1,807,860

Super-Regional Banks – U.S. (0.5%)
PNC Financial Services Group, Inc., 6.75%, 8/1/21 (a) (h)	1,000,000	1,034,670

Telephone – Integrated (1.1%)
AT&T, Inc., 6.30%, 1/15/38	1,000,000	1,219,503
Verizon Communications, Inc., 4.90%, 9/15/15	1,000,000	1,123,073
		2,342,576

Transportation – Rail (0.5%)
Burlington Northern Santa Fe LLC, 5.65%, 5/1/17	1,000,000	1,170,453

Transportation – Services (0.5%)
Ryder System, Inc., 3.50%, 6/1/17	1,000,000	1,038,870

Continued

67

Total Return Bond
Schedule of Investments, continued
January 31, 2012 (Unaudited)

		Principal Amount	Value
Corporate Bonds, continued
Wireless Equipment (0.4%)
American Tower Corp., 4.50%, 1/15/18		$800,000	$817,110

Total Corporate Bonds			48,826,247

Foreign Bonds (5.2%)
Commercial Banks – Eastern U.S. (0.5%)
Credit Suisse, 5.30%, 8/13/19		1,000,000	1,072,085

Diversified Minerals (0.5%)
FMG Resources Property, Ltd., 7.00%, 11/1/15, (Callable 11/1/12 @ 105.25) (b) (g)		1,000,000	1,032,500

Metals & Mining (0.2%)
Rio Tinto Finance USA, Ltd., 3.50%, 11/2/20		500,000	524,453

Oil & Gas Exploration & Production (0.7%)
Gazprom Via Gazprom International SA, 7.20%, 2/1/20 (b)		1,370,147	1,487,239

Oil Company – Integrated (0.6%)
Shell International Finance BV, 4.38%, 3/25/20		1,000,000	1,179,800

Pipelines (0.3%)
TransCanada PipeLines, Ltd., 5.85%, 3/15/36		500,000	606,217

Sovereign (1.8%)
Brazil, Federal Republic, Series F, 10.00%, 1/1/17	BRL	1,900,000	1,058,698
New Zealand Government Bond, 6.00%, 12/15/17	NZD	3,150,000	2,961,554
			4,020,252

Special Purpose Banks (0.6%)
Export-Import Bank of Korea, 4.00%, 1/11/17		$1,300,000	1,325,614

Total Foreign Bonds			11,248,160

Mortgage-Backed Securities (55.2%)
Agency Collateral Other (2.1%)
Restructured Assets Certificates, Series 2006-9, Class P, 12.07%, 3/23/27 (b) (e) (g)		5,250,000	4,589,550

CMBS Other (3.4%)
Bear Stearns Commercial Mortgage Securities, Series 2004-T14, Class A4, 5.20%, 1/12/41 (a)		2,000,000	2,132,132
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4, 5.89%, 11/15/44 (a)		2,500,556	2,854,377
Greenwich Capital Commercial Funding Corp., Series 2002-C1, Class A4, 4.95%, 1/11/35		874,112	887,822
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4, 5.37%, 12/15/44 (a)		500,000	559,895
Nomura Asset Securities Corp., Series 1998-D6, Class A2, 7.32%, 3/15/30 (a)		1,000,000	1,045,008
			7,479,234

CMBS Subordinated (a) (1.4%)
Morgan Stanley Capital I, Series 2003-IQ6, Class C, 5.24%, 12/15/41 (b)		1,675,000	1,644,508
Salomon Brothers Mortgage Securities VII, Inc., Series 2002-KEY2, Class C, 5.05%, 3/18/36		1,417,000	1,409,874
			3,054,382

U.S. Government Agencies (44.4%)
Fannie Mae, 0.53%, 8/25/44 (a)		451,465	449,039
Fannie Mae, 2.43%, 8/1/34 (a)		21,558	22,808
Fannie Mae, 3.50%, 10/1/20		1,310,927	1,381,269
Fannie Mae, 3.50%, 2/1/26		1,633,246	1,742,118
Fannie Mae, 4.00%, 9/1/20		693,407	736,872
Fannie Mae, 4.00%, 2/1/26		885,910	955,318
Fannie Mae, 4.00%, 3/1/26		1,765,707	1,884,730
Fannie Mae, 4.00%, 9/1/40		986,761	1,044,193
Fannie Mae, 4.00%, 2/1/41		2,892,718	3,079,614
Fannie Mae, 4.00%, 3/1/41		3,129,005	3,352,680
Fannie Mae, TBA, 4.00%, 2/1/42		7,500,000	7,927,734
Fannie Mae, 4.50%, 4/1/20		1,760,227	1,890,708
Fannie Mae, 4.50%, 3/1/25		697,926	754,677
Fannie Mae, 4.50%, 9/1/40		1,792,258	1,954,542
Fannie Mae, 4.50%, 9/1/41		1,960,370	2,109,696
Fannie Mae, TBA, 4.50%, 2/1/42		4,000,000	4,274,375
Fannie Mae, 5.00%, 6/1/23		1,274,501	1,374,016
Fannie Mae, 5.00%, 5/1/25		670,594	733,030
Fannie Mae, 5.00%, 7/1/33		461,764	499,273
Fannie Mae, 5.00%, 1/1/34 (d)		3,303,360	3,571,694
Fannie Mae, 5.00%, 6/1/40		710,140	771,630
Fannie Mae, 5.50%, 12/25/20		638,988	662,606
Fannie Mae, 5.50%, 2/1/25		447,342	490,600
Fannie Mae, 5.50%, 5/25/34		3,150,000	3,401,508
Fannie Mae, 5.50%, 3/1/35		525,175	577,108
Fannie Mae, 5.50%, 6/1/35		263,425	289,475
Fannie Mae, 5.50%, 11/1/35		654,682	724,946
Fannie Mae, 5.50%, 11/1/36		906,249	1,009,742
Fannie Mae, 5.50%, 1/1/37		659,872	730,692
Fannie Mae, 5.50%, 1/1/37 (d)		1,520,366	1,683,538
Fannie Mae, 5.50%, 5/1/37		1,922,287	2,113,577
Fannie Mae, 5.50%, 8/1/37		1,763,465	1,964,851
Fannie Mae, 6.00%, 5/1/17		52,332	56,309
Fannie Mae, 6.00%, 5/1/18		170,990	184,733
Fannie Mae, 6.00%, 2/1/22		1,164,085	1,280,482
Fannie Mae, 6.00%, 1/1/33		145,357	162,027
Fannie Mae, 6.00%, 8/25/33 (a)		1,077,243	1,109,846
Fannie Mae, 6.00%, 9/1/35		872,358	967,334
Fannie Mae, 6.00%, 1/1/36 (d)		1,592,641	1,768,314
Fannie Mae, 6.00%, 12/1/36		464,801	516,070
Fannie Mae, 6.00%, 1/1/37		1,547,971	1,705,172

Continued

68

Total Return Bond
Schedule of Investments, continued
January 31, 2012 (Unaudited)

	Principal Amount	Value
Mortgage-Backed Securities, continued
U.S. Government Agencies, continued
Fannie Mae, 6.00%, 1/1/38	$205,070	$225,704
Fannie Mae, 6.50%, 7/1/16	189,084	207,148
Fannie Mae, 6.50%, 6/1/17	49,361	54,385
Fannie Mae, 6.50%, 8/1/28	81,090	93,149
Fannie Mae, 6.50%, 6/1/29	62,295	71,558
Fannie Mae, 6.50%, 4/1/32	161,755	184,595
Fannie Mae, 6.50%, 6/1/32	214,565	244,862
Fannie Mae, 6.50%, 7/1/32	347,892	398,581
Fannie Mae, 6.50%, 3/1/33	41,828	47,630
Fannie Mae, 6.50%, 8/1/36	130,926	145,730
Fannie Mae, 7.00%, 6/1/32	84,225	99,811
Fannie Mae, 7.00%, 8/1/32	173,955	203,309
Fannie Mae, 7.00%, 9/1/36	303,713	350,449
Fannie Mae, 7.50%, 6/1/28	56,429	63,236
Freddie Mac, 0.69%, 7/15/36 (a) (d)	397,623	397,541
Freddie Mac, 3.50%, 11/1/25	909,177	963,247
Freddie Mac, 4.00%, 5/1/19	1,268,470	1,355,363
Freddie Mac, 4.26%, 4/1/37 (a)	1,164,560	1,231,221
Freddie Mac, 4.50%, 6/1/34	545,124	581,382
Freddie Mac, 4.50%, 9/1/34	360,731	384,724
Freddie Mac, 4.50%, 4/1/41	1,890,127	2,055,126
Freddie Mac, 5.00%, 12/1/18	431,094	464,755
Freddie Mac, 5.00%, 10/1/21	546,088	588,386
Freddie Mac, 5.00%, 8/1/33	148,072	161,011
Freddie Mac, 5.00%, 5/1/34	78,892	85,165
Freddie Mac, 5.00%, 7/1/35	184,345	198,945
Freddie Mac, 5.00%, 8/1/35	522,026	567,239
Freddie Mac, 5.00%, 11/1/35	1,937,554	2,097,669
Freddie Mac, 5.00%, 4/1/36	190,352	205,428
Freddie Mac, 5.00%, 7/1/36	756,375	815,333
Freddie Mac, 5.00%, 11/1/39	1,702,250	1,853,026
Freddie Mac, 5.18%, 3/1/37 (a)	200,147	215,113
Freddie Mac, 5.76%, 3/1/37 (a) (d)	2,535,977	2,730,900
Freddie Mac, 5.81%, 10/1/36 (a)	726,853	776,376
Freddie Mac, 6.00%, 12/15/21	303,983	307,703
Freddie Mac, 6.00%, 9/1/33	126,170	140,420
Freddie Mac, 6.00%, 5/1/38	505,798	561,031
Freddie Mac, 6.07%, 2/1/37 (a)	2,139,738	2,315,370
Freddie Mac, 6.12%, 1/1/37 (a)	2,446,708	2,650,404
Freddie Mac, 6.50%, 1/1/29	547,081	625,969
Freddie Mac, 6.50%, 7/1/32	72,641	83,115
Freddie Mac, 6.50%, 9/1/32	27,348	31,087
Freddie Mac, 7.00%, 6/1/26	284,255	325,027
Freddie Mac, 7.00%, 1/1/32	49,214	57,386
Freddie Mac, IO, 6.91%, 7/15/32 (a) (g)	1,018,152	19,792
Government National Mortgage Association, IO, 0.05%, 4/16/46 (a)	32,056,240	557,779
Government National Mortgage Association, IO, 0.16%, 3/16/46 (a)	8,875,969	123,482
Government National Mortgage Association, IO, 0.28%, 2/16/48 (a)	34,661,051	989,330
Government National Mortgage Association, IO, 0.38%, 6/17/45 (a)	6,235,460	134,168
Government National Mortgage Association, IO, 0.46%, 6/16/49 (a)	31,213,519	1,476,431
Government National Mortgage Association, IO, 0.57%, 2/16/48 (a)	8,152,923	285,662
Government National Mortgage Association, IO, 1.13%, 10/16/44 (a)	19,803,720	1,411,154
Government National Mortgage Association, IO, 1.27%, 8/16/46 (a)	18,594,179	1,447,055
Government National Mortgage Association, IO, 1.65%, 4/16/53 (a)	16,457,722	1,480,603
		97,050,011

WL Collateral CMO Mezzanine (0.1%)
Homebanc Mortgage Trust, Series 2004-1, Class 2M2, 2.00%, 8/25/29 (a)	287,388	106,888

WL Collateral CMO Other (2.4%)
Homebanc Mortgage Trust, Series 2004-2, Class A2, 1.18%, 12/25/34 (a) (d)	957,039	572,920
Homebanc Mortgage Trust, Series 2006-1, Class 1A1, 2.47%, 4/25/37 (a) (d)	354,646	210,629
JP Morgan Mortgage Trust, Series 2005-A1, Class 2A1, 2.74%, 2/25/35 (a)	320,506	300,560
JP Morgan Mortgage Trust, Series 2005-A2, Class 3A2, 4.66%, 4/25/35 (a)	1,788,501	1,561,458
JP Morgan Mortgage Trust, Series 2005-A2, Class 7CB1, 4.86%, 4/25/35 (a)	1,172,166	1,082,471
JP Morgan Mortgage Trust, Series 2005-A3, Class 7CA1, 2.69%, 6/25/35 (a)	1,149,500	843,862
Structured Asset Securities Corp., Series 2004-21XS, Class 2A6B, 5.15%, 12/25/34 (i)	634,420	616,547
		5,188,447

WL Collateral CMO Sequential (1.1%)
Countrywide Alternative Loan Trust, Series 2004-30CB, Class 3A1, 5.00%, 2/25/20	1,471,373	1,479,404
Countrywide Alternative Loan Trust, Series 2005-J3, Class 3A1, 6.50%, 9/25/34	162,669	157,212
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-7, Class 6A1, 5.25%, 10/25/19	446,394	450,533
JP Morgan Alternative Loan Trust, Series 2007-A2, Class 12A2, 0.38%, 6/25/37 (a)	176,599	171,993
JP Morgan Mortgage Trust, Series 2006-A4, Class 2A2, 5.67%, 6/25/36 (a)	173,346	152,426
		2,411,568

WL Collateral PAC (0.3%)
Wells Fargo Mortgage Backed Securities Trust, Series 2006-3, Class A1, 5.50%, 3/25/36	748,885	743,196

Total Mortgage-Backed Securities		120,623,276

Continued

69

Total Return Bond
Schedule of Investments, continued
January 31, 2012 (Unaudited)

	Principal Amount	Value
Municipal Bonds (0.4%)
Texas (0.4%)
Board of Regents of the University of Texas System, Build America Bonds, Series C, 4.79%, 8/15/46	$745,000	$859,074

Total Municipal Bonds		859,074

U.S. Treasury Obligations (4.4%)
U.S. Treasury Bonds (1.4%)
4.38%, 5/15/41	2,350,000	3,037,008

U.S. Treasury Notes (0.8%)
0.63%, 7/15/21 (f)	617,325	678,913
0.38%, 11/15/14	1,000,000	1,002,500
		1,681,413

U.S. Treasury Strips (2.2%)
8.21%, 11/15/27 ** (d)	7,400,000	4,846,919

Total U.S. Treasury Obligations		9,565,340

	Shares
Preferred Stocks (2.9%)
Electric – Integrated (0.5%)
Southern California Edison Co., 0.54%	10,000	991,000

Food – Miscellaneous / Diversified (1.0%)
HJ Heinz Finance Co., 8.00% (b)	20	2,176,875

Insurance (0.4%)
MetLife, Inc., Series A, 4.00%	40,000	949,200

Real Estate Investment Trusts (1.0%)
Public Storage, 5.90%	50,000	1,255,000
Realty Income Corp., 6.63%	40,000	1,000,000
		2,255,000

Total Preferred Stocks		6,372,075

Investments in Affiliates (9.3%)
Fifth Third Institutional Money Market Fund (c)	20,388,486	20,388,486

Total Investments in Affiliates		20,388,486

Total Investments (Cost $223,982,918) – 105.1%		229,562,185

Liabilities in excess of other assets – (5.1%)		(11,042,661)

NET ASSETS – 100.0%		$218,519,524

Notes to Schedule of Investments

**	Rate represents the effective yield at purchase.

(a)	Variable rate security. Rate presented represents rate in effect at January 31, 2012.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)	Investment is in Institutional Shares of underlying fund.

(d)	All or part of this security has been designated as collateral for futures contracts, delayed delivery securities and forward foreign currency contracts.

(e)	The Fund’s security was fair valued at January 31, 2012 using procedures approved by the Board of Trustees.

(f)	Treasury Inflation Protected Securities. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.

(g)	Illiquid Securities.

(h)	Perpetual Maturity. Callable any time after first call date. Maturity date is next call date.

(i)	Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.

The following abbreviations are used in the Schedule of Investments:
ABS – Asset-Backed Security
BRL – Brazilian Real
CMBS – Commercial Mortgage-Backed Security
CMO – Collateralized Mortgage Obligation
IO – Interest Only
NZD – New Zealand Dollar
PAC – Planned Amortization Class
TBA – To be announced
WL – Whole Loan

See notes to schedules of investments
and notes to financial statements.

70

Short Term Bond
Schedule of Investments
January 31, 2012 (Unaudited)

	Principal Amount	Value
Asset-Backed Securities (8.9%)
Automobile Sequential (4.3%)
Ally Auto Receivables Trust, Series 2010-4, Class A3, 0.91%, 11/17/14	$1,245,000	$1,248,447
Ally Auto Receivables Trust, Series 2010-5, Class B, 2.45%, 6/15/16 (b) (e)	630,000	651,766
CarMax Auto Owner Trust, Series 2011-3, Class A3, 1.07%, 6/15/16	1,300,000	1,300,967
Chrysler Financial Auto Securitization Trust, Series 2009-A, Class A3, 2.82%, 1/15/16	654,028	658,207
Ford Credit Auto Owner Trust, Series 2009-D, Class A3, 2.17%, 10/15/13	258,099	259,372
Ford Credit Auto Owner Trust, Series 2010-B, Class B, 2.54%, 2/15/16	450,000	465,480
Ford Credit Auto Owner Trust, Series 2011-B, Class A4, 1.35%, 12/15/16	744,000	752,795
Honda Auto Receivables Owner Trust, Series 2009-3, Class A3, 2.31%, 5/15/13	200,916	201,687
Hyundai Auto Receivables Trust, Series 2009-A, Class A4, 3.15%, 3/15/16	1,500,000	1,545,615
Mercedes-Benz Auto Receivables Trust, Series 2009-1, Class A3, 1.67%, 1/15/14	644,341	647,884
		7,732,220

Credit Card Bullet (2.4%)
1st Financial Bank USA, Series 2010-A, Class A, 3.00%, 4/17/17 (b)	1,530,000	1,531,678
Citibank Credit Card Issuance Trust, Series 2003-A10, Class A10, 4.75%, 12/10/15	800,000	860,707
Discover Card Master Trust, Series 2008-A4, Class A4, 5.65%, 12/15/15	1,750,000	1,872,924
		4,265,309

Other ABS (2.2%)
Aircastle Aircraft Lease Backed Trust, Series 2006-1A, Class G1, 0.56%, 6/20/31 (a) (b)	960,741	828,639
CNH Equipment Trust, Series 2010-A, Class A4, 2.49%, 1/15/16	2,700,000	2,763,707
SVO VOI Mortgage Corp., Series 2005-AA, Class A, 5.25%, 2/20/21 (b) (e)	314,518	321,479
		3,913,825

Total Asset-Backed Securities		15,911,354

Corporate Bonds (24.7%)
Auto – Cars / Light Trucks (0.8%)
Daimler Finance North America LLC, 6.50%, 11/15/13	1,275,000	1,385,099

Beverages – Non-alcoholic (0.9%)
PepsiCo, Inc., 0.80%, 8/25/14	1,560,000	1,567,997

Brewery (0.6%)
Anheuser-Busch InBev Worldwide, Inc., Series FRN, 1.11%, 1/27/14 (a)	1,000,000	1,003,364

Cable / Satellite TV (0.6%)
Comcast Corp., 5.30%, 1/15/14	940,000	1,015,022

Coatings / Paint (0.6%)
RPM International, Inc., 6.25%, 12/15/13	1,000,000	1,064,558

Computer Services (1.1%)
International Business Machines Corp., 0.88%, 10/31/14	1,975,000	1,987,160

Cosmetics & Toiletries (1.0%)
Procter & Gamble Co. (The), 3.50%, 2/15/15	1,600,000	1,734,326

Diversified Banks (3.8%)
Bank of America Corp., 6.25%, 4/15/12	1,150,000	1,161,825
Citigroup, Inc., 5.50%, 4/11/13	1,200,000	1,245,338
Goldman Sachs Group, Inc. (The), 4.75%, 7/15/13	1,500,000	1,556,483
JP Morgan Chase & Co., 2.05%, 1/24/14	1,250,000	1,266,628
Morgan Stanley, 5.30%, 3/1/13	1,500,000	1,547,295
		6,777,569

Diversified Financial Services (1.4%)
General Electric Capital Corp., 2.15%, 1/9/15	1,000,000	1,022,115
General Electric Capital Corp., 4.80%, 5/1/13	1,500,000	1,571,272
		2,593,387

Electric – Generation (0.4%)
Kiowa Power Partners LLC, 4.81%, 12/30/13 (b)	697,221	697,772

Electric – Integrated (1.5%)
NextEra Energy Capital Holdings, Inc., 5.35%, 6/15/13	1,515,000	1,593,180
PSEG Power LLC, 2.50%, 4/15/13	1,000,000	1,018,214
		2,611,394

Fiduciary Banks (0.8%)
Bank of New York Mellon Corp. (The), 0.82%, 7/28/14 (a)	1,500,000	1,487,935

Finance – Commercial (0.8%)
Caterpillar Financial Services Corp., 6.20%, 9/30/13	1,250,000	1,362,944

Finance – Credit Card (0.8%)
American Express Credit Corp., 5.88%, 5/2/13	1,370,000	1,448,863

Continued

71

Short Term Bond
Schedule of Investments, continued
January 31, 2012 (Unaudited)

	Principal Amount	Value
Corporate Bonds, continued
Finance – Other Services (1.1%)
National Rural Utilities Cooperative Finance Corp., 1.00%, 2/2/15	$2,000,000	$2,000,118

Food – Retail (0.7%)
Kroger Co. (The), 6.20%, 6/15/12	1,250,000	1,275,117

Investment Management / Advisor Services (0.3%)
Franklin Resources, Inc., 2.00%, 5/20/13	500,000	505,007

Life / Health Insurance (0.6%)
Prudential Financial, Inc., 2.75%, 1/14/13	1,100,000	1,114,911

Oil Company – Integrated (0.7%)
Chevron Corp., 3.95%, 3/3/14	1,250,000	1,337,399

Real Estate Investment Trusts (0.6%)
Simon Property Group L.P., 5.63%, 8/15/14	1,000,000	1,088,637

Reinsurance (1.2%)
Berkshire Hathaway Finance Corp., 4.63%, 10/15/13	2,000,000	2,133,150

Retail – Discount (2.0%)
Wal-Mart Stores, Inc., 3.20%, 5/15/14	3,300,000	3,508,319

Super – Regional Banks – U.S. (2.4%)
SunTrust Banks, Inc., 5.25%, 11/5/12	1,250,000	1,278,377
US Bancorp, 4.20%, 5/15/14	1,420,000	1,523,345
Wells Fargo & Co., 4.38%, 1/31/13	1,500,000	1,555,968
		4,357,690

Total Corporate Bonds		44,057,738

Foreign Bonds (6.0%)
Commercial Banks Non-U.S. (3.7%)
Bank of Nova Scotia, 1.85%, 1/12/15	1,825,000	1,859,288
Barclays Bank PLC, 2.50%, 1/23/13	1,900,000	1,915,033
Royal Bank of Canada, 1.45%, 10/30/14	1,500,000	1,521,100
Westpac Banking Corp., 2.10%, 8/2/13	1,250,000	1,267,223
		6,562,644

Commercial Banks – Eastern U.S. (0.7%)
Credit Suisse, 2.20%, 1/14/14	1,250,000	1,252,627

Money Center Banks (0.9%)
Deutsche Bank AG, 2.38%, 1/11/13	1,500,000	1,509,741

Oil Company – Integrated (0.7%)
Total Capital Canada, Ltd., 1.63%, 1/28/14	1,225,000	1,254,927

Total Foreign Bonds		10,579,939

Mortgage-Backed Securities (23.2%)
CMBS Other (8.2%)
Banc of America Commercial Mortgage, Inc., Series 2002-2, Class A3, 5.12%, 7/11/43	785,774	789,828
Bear Stearns Commercial Mortgage Securities, Series 2004-T14, Class A4, 5.20%, 1/12/41 (a)	2,500,000	2,665,165
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-C3, Class A5, 3.94%, 5/15/38	2,679,651	2,731,221
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-CK2, Class A4, 4.80%, 3/15/36	2,025,000	2,081,011
GE Capital Commercial Mortgage Corp., Series 2002-3A, Class A2, 5.00%, 12/10/37	1,004,533	1,024,206
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A2, 4.31%, 8/10/42 (d)	509,422	509,033
Morgan Stanley Dean Witter Capital I, Series 2002-IQ2, Class A4, 5.74%, 12/15/35	918,915	925,569
Wachovia Bank Commercial Mortgage Trust, Series 2002-C2, Class A4, 4.98%, 11/15/34	2,185,602	2,229,266
Wachovia Bank Commercial Mortgage Trust, Series 2003-C9, Class A4, 5.01%, 12/15/35 (a)	1,505,000	1,591,857
		14,547,156

U.S. Government Agencies (9.9%)
Fannie Mae, 1.89%, 9/1/34 (a)	743,809	772,360
Fannie Mae, 1.92%, 4/1/35 (a)	580,510	610,157
Fannie Mae, 2.43%, 4/1/33 (a)	552,294	583,614
Fannie Mae, 2.75%, 10/25/18	1,244,295	1,282,189
Fannie Mae, 3.50%, 6/1/20	1,102,813	1,161,988
Fannie Mae, 3.50%, 11/1/20	789,380	831,737
Fannie Mae, 4.00%, 9/1/19	2,053,858	2,180,561
Fannie Mae Prepayment Link Note, Series 2005-4, Class 1, 4.65%, 12/25/12	1,017,427	1,050,509
Freddie Mac, 2.49%, 7/1/35 (a) (d)	1,049,831	1,108,763
Freddie Mac, 2.69%, 3/1/34 (a)	709,162	748,551
Freddie Mac, 4.25%, 12/15/19	1,182,012	1,243,105
Freddie Mac, 4.26%, 4/1/37 (a)	1,044,913	1,104,726
Freddie Mac, 4.50%, 3/15/19	1,377,952	1,407,912
Government National Mortgage Association, 3.10%, 12/16/50	1,584,338	1,650,389
Government National Mortgage Association, 3.95%, 11/16/30 (d)	1,259,008	1,278,432
Government National Mortgage Association, 4.00%, 5/16/27	636,424	649,264
		17,664,257

WL Collateral CMO Other (4.0%)
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-1, Class 13A3, 2.81%, 4/25/34 (a)	1,031,110	820,648
Bear Stearns Asset Backed Securities Trust, Series 2003-AC7, Class A2, 5.75%, 1/25/34 (f)	663,705	688,297

Continued

72

Short Term Bond
Schedule of Investments, continued
January 31, 2012 (Unaudited)

	Principal Amount	Value
Mortgage-Backed Securities, continued
WL Collateral CMO Other, continued
Homebanc Mortgage Trust, Series 2004-2, Class A2, 1.18%, 12/25/34 (a)	$771,374	$461,773
Homebanc Mortgage Trust, Series 2006-1, Class 1A1, 2.47%, 4/25/37 (a)	1,241,261	737,201
JP Morgan Alternative Loan Trust, Series 2006-S2, Class A2, 5.81%, 5/25/36 (f)	212,988	212,494
JP Morgan Mortgage Trust, Series 2005-A1, Class 3A3, 4.90%, 2/25/35 (a)	162,956	162,440
JP Morgan Mortgage Trust, Series 2005-A2, Class 5A1, 4.31%, 4/25/35 (a)	348,904	347,425
JP Morgan Mortgage Trust, Series 2005-A3, Class 7CA1, 2.69%, 6/25/35 (a) (d)	1,842,073	1,352,290
Merrill Lynch Mortgage Investors, Inc., Series 2003-A1, Class 2A, 2.69%, 12/25/32 (a)	53,690	52,834
Provident Funding Mortgage Loan Trust, Series 2005-2, Class 2A1A, 2.64%, 10/25/35 (a)	988,209	921,020
Residential Funding Mortgage Securities I, Series 2007-SA1, Class 1A1, 3.24%, 2/25/37 (a) (d)	1,985,198	1,361,080
		7,117,502

WL Collateral CMO Sequential (0.7%)
Chase Mortgage Finance Corp., Series 2005-A1, Class 2A2, 2.80%, 12/25/35 (a)	245,296	238,461
JP Morgan Alternative Loan Trust, Series 2006-S3, Class A2A, 5.87%, 8/25/36 (d) (f)	482,094	482,083
JP Morgan Mortgage Trust, Series 2006-A4, Class 2A2, 5.67%, 6/25/36 (a)	546,041	480,141
RAAC Series, Series 2005-SP1, Class 2A2, 5.25%, 9/25/34	97,774	97,696
		1,298,381

WL Collateral PAC (0.4%)
Wells Fargo Mortgage Backed Securities Trust, Series 2006-3, Class A1, 5.50%, 3/25/36	751,997	746,285

Total Mortgage-Backed Securities		41,373,581

Municipal Bonds (0.7%)
Kentucky (0.3%)
Kentucky Asset Liability Commission, 1.69%, 4/1/12	590,000	590,885

Texas (0.4%)
State of Texas, Series B, 5.00%, 8/1/14	625,000	684,975

Total Municipal Bonds		1,275,860

U.S. Government Agencies (29.7%)
Fannie Mae (4.8%)
0.63%, 10/30/14	2,500,000	2,517,440
0.75%, 12/19/14	1,800,000	1,816,697
1.50%, 9/8/14	2,000,000	2,041,586
2.63%, 11/20/14	2,000,000	2,116,612
		8,492,335

Federal Farm Credit Bank (1.8%)
2.63%, 4/17/14	3,000,000	3,148,761

Federal Home Loan Bank (9.8%)
0.88%, 12/12/14	2,000,000	2,021,296
1.38%, 5/28/14	3,500,000	3,584,164
2.38%, 3/14/14	4,000,000	4,166,612
2.50%, 6/13/14	1,500,000	1,573,422
2.75%, 12/12/14	1,700,000	1,806,617
3.63%, 10/18/13	1,500,000	1,583,183
4.88%, 11/27/13	2,500,000	2,704,870
		17,440,164

Freddie Mac (12.2%)
0.63%, 12/29/14	1,850,000	1,859,104
0.75%, 11/25/14	2,000,000	2,012,336
1.00%, 7/30/14	4,000,000	4,058,704
1.00%, 8/20/14	1,750,000	1,770,242
1.10%, 8/8/14	3,000,000	3,006,960
1.38%, 2/25/14	2,500,000	2,541,528
2.18%, 2/19/14	2,700,000	2,794,270
2.25%, 1/23/17	1,800,000	1,857,735
4.50%, 1/15/14	1,783,000	1,921,955
		21,822,834

Overseas Private Investment Corp. (1.1%)
0.01%, 11/18/13	2,000,000	2,005,220

Total U.S. Government Agencies		52,909,314

U.S. Treasury Obligations (5.7%)
U.S. Treasury Notes (5.7%)
1.88%, 2/28/14	2,800,000	2,894,937
2.25%, 1/31/15	1,300,000	1,375,258
2.63%, 7/31/14	5,500,000	5,823,125
		10,093,320

Total U.S. Treasury Obligations		10,093,320

	Shares
Investments in Affiliates (0.6%)
Fifth Third Institutional Money Market Fund (c)	1,134,463	1,134,463

Total Investments in Affiliates		1,134,463

Total Investments (Cost $178,818,295) – 99.5%		177,335,569

Other assets in excess of liabilities – 0.5%		881,294

NET ASSETS – 100.0%		$178,216,863

Continued

73

Short Term Bond
Schedule of Investments, continued
January 31, 2012 (Unaudited)

Notes to Schedule of Investments

(a)	Variable rate security. Rate presented represents rate in effect at January 31, 2012.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)	Investment is in Institutional Shares of underlying fund.

(d)	All or part of this security has been designated as collateral for futures contracts.

(e)	Illiquid Securities.

(f)	Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.

The following abbreviations are used in the Schedule of Investments:
ABS – Asset-Backed Security
AMT – Alternative Minimum Tax Paper
CMBS – Commercial Mortgage-Backed Security
CMO – Collateralized Mortgage Obligation
PAC – Planned Amortization Class
WL – Whole Loan

At January 31, 2012, Short Term Bond’s investments were in the following countries:

Country
Australia	0.7%
Canada	2.6%
Germany	0.9%
Great Britain	1.1%
Switzerland	0.7%
United States	94.0%
Total	100.0%

See notes to schedules of investments
and notes to financial statements.

74

Fifth Third Funds
Notes to Schedules of Investments
January 31, 2012 (Unaudited)

Cost and appreciation (depreciation) of investments for federal income tax purposes at January 31, 2012 is as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Small Cap Growth	$28,385,327	$6,576,318	$(661,659)	$5,914,659
Mid Cap Growth	59,764,457	13,645,734	(484,166)	13,161,568
Quality Growth	229,843,270	69,529,572	(2,095,203)	67,434,369
Dividend Growth	3,551,059	1,067,600	(8,102)	1,059,498
Micro Cap Value	46,029,880	6,110,806	(1,573,284)	4,537,522
Small Cap Value	54,900,262	7,406,228	(1,979,687)	5,426,541
All Cap Value	83,538,927	12,613,408	(3,504,803)	9,108,605
Disciplined Large Cap Value	155,909,550	27,975,628	(3,780,599)	24,195,029
Structured Large Cap Plus	69,504,295	17,353,216	(1,397,092)	15,956,124
Equity Index	176,696,600	194,880,960	(13,153,874)	181,727,086
International Equity	152,880,976	13,750,235	(11,277,815)	2,472,420
Strategic Income	202,475,074	12,144,114	(3,239,186)	8,904,928
LifeModel AggressiveSM	94,764,417	4,989,250	(1,466,699)	3,522,551
LifeModel Moderately AggressiveSM	153,210,746	13,060,242	(1,763,534)	11,296,708
LifeModel ModerateSM	224,713,517	11,839,718	(1,869,925)	9,969,793
LifeModel Moderately ConservativeSM	47,645,843	1,535,552	(271,606)	1,263,946
LifeModel ConservativeSM	39,953,967	1,259,516	(1,603,002)	(343,486)
High Yield Bond	77,765,070	2,326,665	(1,088,114)	1,238,551
Total Return Bond	224,046,351	14,201,483	(8,685,649)	5,515,834
Short Term Bond	178,818,295	1,306,830	(2,789,556)	(1,482,726)

Open futures contracts as of January 31, 2012:

Fund	Number of Contracts	Type	Description	Notional Amount	Unrealized Appreciation/ (Depreciation)	Market Value
Structured Large Cap Plus	6	Long	S&P 500 Index Futures, 3/15/12	$1,813,641	$148,659	$1,962,300
Equity Index	28	Long	S&P 500 Index Futures, 3/15/12	8,915,908	241,492	9,157,400
International Equity	(7)	Short	MSCI EAFE Emini Futures, 3/16/12	(494,976)	(24,984)	(519,960)
Total Return Bond	160	Long	U.S. Treasury 5-Year Note, 3/30/12	19,689,158	158,342	19,847,500
	15	Long	U.S. Treasury 30-Year Bond, 3/21/12	2,177,616	3,946	2,181,562
	175			21,866,774	162,288	22,029,062
Short Term Bond	85	Long	U.S. Treasury 2-Year Note, 3/30/12	18,740,060	23,690	18,763,750

Open foreign currency contracts as of January 31, 2012:

	Counterparty	Delivery Date	Unrealized Appreciation	Unrealized (Depreciation)	Net Appreciation (Depreciation)
Strategic Income
4,943,268 U.S. Dollar (buy) vs. 3,650,000 Euro (sell)	State Street	5/14/12	$166,961	$–	$166,961
1,906,425 U.S. Dollar (buy) vs. 1,500,000 Euro (sell)	UBS Warburg	5/14/12	–	(56,441)	(56,441)
2,046,538 U.S. Dollar (buy) vs. 7,300,000 Polish Zloty (sell)	UBS Warburg	5/10/12	–	(193,012)	(193,012)
			$166,961	$(249,453)	$(82,492)
Total Return Bond
4,384,778 U.S. Dollar (buy) vs. 3,450,000 Euro (sell)	UBS Warburg	5/14/12	$–	$(129,814)	$(129,814)

See notes to financial statements.

75

Fifth Third Funds
Statements of Assets and Liabilities
January 31, 2012 (Unaudited)

	Small Cap Growth	Mid Cap Growth	Quality Growth
Assets:
Investments, at cost	$25,486,377	$57,513,132	$221,549,535
Net unrealized appreciation	6,019,244	13,231,437	67,978,624
Investments, at value	31,505,621	70,744,569	289,528,159
Investment in affiliates, at value (cost $2,794,365, $2,181,456, $7,749,480, $29,393, $4,242,049, $3,467,100, $349,404, $2,490,860, $3,877,003 and $9,154,574; respectively)	2,794,365	2,181,456	7,749,480
Total Investments	34,299,986	72,926,025	297,277,639
Cash	–	–	–
Deposit at broker	–	–	–
Interest, dividends and other receivables	2,547	10,540	144,223
Receivable for investments sold	205,733	1,220,652	1,133,663
Receivable for Fund shares sold	28,377	70,191	237,309
Reclaims receivable	–	–	–
Receivable from Advisor and affiliates	–	–	–
Prepaid expenses and other assets	29,879	23,201	37,345
Total Assets	34,566,522	74,250,609	298,830,179
Liabilities:
Securities sold short at value (Proceeds $–, $–, $–, $–, $–, $–, $–, $–, $11,533,918 and $–; respectively)	–	–	–
Payable for investments purchased	1,342,231	2,116,058	380
Payable for Fund shares redeemed	8,001	26,311	205,257
Payable for variation margin on futures contracts	–	–	–
Accrued expenses and other payables:
Payable to Advisor and affiliates	13,364	37,239	189,238
Distribution and administrative servicing fee	1,682	4,092	14,315
Payable for dividends on securities sold short	–	–	–
Other	22,792	28,431	56,175
Total Liabilities	1,388,070	2,212,131	465,365
Net Assets:
Paid-in Capital	30,428,087	85,418,603	231,902,124
Accumulated net investment income (loss)	(133,394)	(152,713)	67,904
Accumulated net realized loss from investment transactions and futures	(3,135,485)	(26,458,849)	(1,583,838)
Net unrealized appreciation on investments and futures	6,019,244	13,231,437	67,978,624
Net Assets	$33,178,452	$72,038,478	$298,364,814
Net Assets:
Institutional Shares	$25,928,978	$55,382,761	$235,267,486
Class A Shares	6,961,725	15,705,608	61,221,937
Class B Shares	156,314	511,425	826,657
Class C Shares	131,435	438,684	1,048,734
Select Shares	NA	NA	NA
Preferred Shares	NA	NA	NA
Trust Shares	NA	NA	NA
Total	$33,178,452	$72,038,478	$298,364,814
Shares of beneficial interest outstanding (Unlimited number of shares authorized, no par value):
Institutional Shares	2,995,958	4,647,658	13,818,542
Class A Shares	869,980	1,397,504	3,715,623
Class B Shares	21,869	51,797	54,734
Class C Shares	18,371	47,573	71,746
Select Shares	NA	NA	NA
Preferred Shares	NA	NA	NA
Trust Shares	NA	NA	NA
Total	3,906,178	6,144,532	17,660,645
Net Asset Value
Institutional Shares	$8.65	$11.92	$17.03
Class A Shares – redemption price per share	$8.00	$11.24	$16.48
Class B Shares – offering price per share *	$7.15	$9.87	$15.10
Class C Shares – offering price per share *	$7.15	$9.22	$14.62
Select Shares	NA	NA	NA
Preferred Shares	NA	NA	NA
Trust Shares	NA	NA	NA
Maximum Sales Charge – Class A Shares	5.00%	5.00%	5.00%
Maximum Offering Price (100% / (100% – Maximum sales charge) of net charge) of net asset value adjusted to the nearest cent) per share Class A Shares	$8.42	$11.83	$17.35

*	Redemption price per share varies by length of time shares are held.

See notes to financial statements.

76

Fifth Third Funds
Statements of Assets and Liabilities
January 31, 2012 (Unaudited)

Dividend Growth	Micro Cap Value	Small Cap Value	All Cap Value	Disciplined Large Cap Value	Structured Large Cap Plus	Equity Index
$3,490,212	$39,844,465	$50,669,713	$80,719,922	$150,272,539	$65,626,831	$166,358,406
1,090,952	6,480,888	6,189,990	11,578,206	27,341,180	15,956,585	182,915,691
4,581,164	46,325,353	56,859,703	92,298,128	177,613,719	81,583,416	349,274,097

29,393	4,242,049	3,467,100	349,404	2,490,860	3,877,003	9,149,589
4,610,557	50,567,402	60,326,803	92,647,532	180,104,579	85,460,419	358,423,686
–	12,451	–	–	–	–	–
–	–	–	–	–	120,000	–
5,979	12,391	24,681	85,935	221,748	90,397	356,799
–	97,655	767,526	–	–	195,210	–
95	127,292	142,424	42,459	26,266	3,250	733,074
–	–	–	–	–	526	–
10,258	–	–	–	–	–	–
22,104	27,369	32,280	33,350	32,942	31,936	49,769
4,648,993	50,844,560	61,293,714	92,809,276	180,385,535	85,901,738	359,563,328

–	–	–	–	–	10,837,676	–
2	12,682	167	47	66	223	344
14,065	67,430	3,433	26,343	99,791	3,170	505,880
–	–	–	–	–	1,050	3,958

–	33,052	32,221	39,961	93,156	36,122	19,325
831	7,859	2,181	9,473	6,816	2,007	26,768
–	–	–	–	–	4,517	–
17,943	34,518	12,929	47,150	20,279	23,048	35,169
32,841	155,541	50,931	122,974	220,108	10,907,813	591,444

7,178,799	47,666,741	56,697,515	112,400,733	229,697,914	105,099,231	181,461,826
940	77,652	273,593	(36,122)	(100,061)	(49,860)	43,197
(3,654,539)	(3,536,262)	(1,918,315)	(31,256,515)	(76,773,606)	(46,856,932)	(5,685,337)
1,090,952	6,480,888	6,189,990	11,578,206	27,341,180	16,801,486	183,152,198
$4,616,152	$50,689,019	$61,242,783	$92,686,302	$180,165,427	$74,993,925	$358,971,884

$2,412,955	$27,494,173	$57,076,770	$62,365,742	$169,392,803	$69,355,223	$192,193,860
2,014,473	18,013,964	1,995,083	25,459,881	9,843,006	5,447,046	43,219,697
35,144	177,906	485,406	2,131,970	590,113	101,311	768,890
153,580	5,002,976	1,685,524	2,728,709	339,505	90,345	1,314,006
NA	NA	NA	NA	NA	NA	11,817,374
NA	NA	NA	NA	NA	NA	93,140,088
NA	NA	NA	NA	NA	NA	16,517,969
$4,616,152	$50,689,019	$61,242,783	$92,686,302	$180,165,427	$74,993,925	$358,971,884

103,040	5,878,278	3,054,504	3,921,666	15,728,168	5,360,039	7,990,442
87,662	4,168,106	108,097	1,630,840	917,269	426,513	1,803,859
1,584	46,588	27,863	144,569	54,314	7,943	32,267
7,157	1,308,396	97,121	185,595	32,041	7,089	55,307
NA	NA	NA	NA	NA	NA	491,486
NA	NA	NA	NA	NA	NA	3,874,704
NA	NA	NA	NA	NA	NA	686,619
199,443	11,401,368	3,287,585	5,882,670	16,731,792	5,801,584	14,934,684

$23.42	$4.68	$18.69	$15.90	$10.77	$12.94	$24.05
$22.98	$4.32	$18.46	$15.61	$10.73	$12.77	$23.96
$22.19	$3.82	$17.42	$14.75	$10.86	$12.75	$23.83
$21.46	$3.82	$17.35	$14.70	$10.60	$12.74	$23.76
NA	NA	NA	NA	NA	NA	$24.04
NA	NA	NA	NA	NA	NA	$24.04
NA	NA	NA	NA	NA	NA	$24.06
5.00%	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%

$24.19	$4.55	$19.43	$16.43	$11.29	$13.44	$25.22

See notes to financial statements.

77

Fifth Third Funds
Statements of Assets and Liabilities, continued
January 31, 2012 (Unaudited)

	International Equity	Strategic Income	LifeModel AggressiveSM
Assets:
Investments, at cost	$144,589,517	$195,576,261	$–
Net unrealized appreciation / (depreciation)	2,681,474	8,904,928	–
Investments, at value	147,270,991	204,481,189	–
Investment in affiliates, at value (cost $8,082,405, $6,898,813, $88,678,344, $148,216,616, $217,823,174, $45,089,658, $38,567,059, $3,143,390, $20,388,486 and $1,134,462; respectively)	8,082,405	6,898,813	98,286,968
Total Investments	155,353,396	211,380,002	98,286,968
Cash	–	916,608	–
Deposit at broker	42,000	–	–
Foreign currency, at value (cost $1,530,917, $80,960, $–, $–, $–, $–, $–, $–, $70,913 and $–; respectively)	1,530,622	81,992	–
Interest, dividends and other receivables	130,343	1,224,976	7,794	†
Receivable for investments sold	–	1,082,329	–
Receivable for Fund shares sold	10,085	1,020,343	62,920
Receivable for variation margin on futures contracts	–	–	–
Reclaims receivable	132,538	22,962	–
Receivable from Advisor and affiliates	–	–	16,188
Prepaid expenses and other assets	28,870	38,209	35,981
Total Assets	157,227,854	215,767,421	98,409,851
Liabilities:
Cash overdraft	–	–	–
Distributions payable	–	502,340	–
Payable for investments purchased	439	7,185,480	8,322	†
Payable for Fund shares redeemed	115,564	383,152	173,359
Unrealized depreciation on forward foreign currency contracts	–	82,492	–
Payable for variation margin on futures contracts	3,852	–	–
Accrued expenses and other payables:
Payable to Advisor and affiliates	116,871	84,067	–
Distribution and administrative servicing fee	3,905	24,451	8,529
Other	38,908	33,195	25,298
Total Liabilities	279,539	8,295,177	215,508
Net Assets:
Paid-in Capital	285,290,376	219,950,344	112,449,786
Accumulated net investment income (loss)	744,730	(387,452)	(4,197)
Accumulated net realized loss from investment transactions, swaps, options, futures and foreign currency	(131,734,891)	(20,910,015)	(23,859,870)
Net unrealized appreciation / (depreciation) on investments, swaps, futures and foreign currency	2,648,100	8,819,367	9,608,624
Net Assets	$156,948,315	$207,472,244	$98,194,343
Net Assets:
Institutional Shares	$147,955,638	$150,069,960	$71,786,965
Class A Shares	8,566,820	35,376,409	21,519,749
Class B Shares	221,759	472,601	3,922,337
Class C Shares	204,098	21,553,274	965,292
Total	$156,948,315	$207,472,244	$98,194,343
Shares of beneficial interest outstanding (Unlimited number of shares authorized, no par value):
Institutional Shares	20,419,716	14,233,594	6,462,400
Class A Shares	1,181,869	3,363,058	1,953,509
Class B Shares	30,757	44,973	371,595
Class C Shares	30,047	2,070,791	91,629
Total	21,662,389	19,712,416	8,879,133
Net Asset Value
Institutional Shares	$7.25	$10.54	$11.11
Class A Shares – redemption price per share	$7.25	$10.52	$11.02
Class B Shares – offering price per share *	$7.21	$10.51	$10.56
Class C Shares – offering price per share *	$6.79	$10.41	$10.53
Maximum Sales Charge Class A Shares	5.00%	5.00%	5.00%
Maximum Offering Price (100% / (100% – Maximum sales charge) of net charge) of net asset value adjusted to the nearest cent) per share Class A Shares	$7.63	$11.07	$11.60

*	Redemption price per share varies by length of time shares are held.
†	Represents receivable from or payable to affiliates.

See notes to financial statements.

78

Fifth Third Funds
Statements of Assets and Liabilities, continued
January 31, 2012 (Unaudited)

LifeModel Moderately AggressiveSM		LifeModel ModerateSM		LifeModel Moderately ConservativeSM		LifeModel ConservativeSM		High Yield Bond	Total Return Bond	Short Term Bond
$–		$–		$–		$–		$74,610,192	$203,594,432	$177,683,833
–		–		–		–		1,250,039	5,579,267	(1,482,726)
–		–		–		–		75,860,231	209,173,699	176,201,107

164,507,454		234,683,310		48,909,789		39,610,481		3,143,390	20,388,486	1,134,462
164,507,454		234,683,310		48,909,789		39,610,481		79,003,621	229,562,185	177,335,569
–		–		–		–		69	40	–
–		–		–		–		–	166,500	34,000

–		–		–		–		–	78,024	–
19,427	†	46,723	†	9,808	†	7,745	†	1,495,732	1,399,332	819,236
–		–		–		–		–	6,758,011	2,055,600
117,967		66,768		106,207		13,064		561,991	7,903	461,926
–		–		–		–		–	24,688	–
–		–		–		–		5,542	–	455
24,561		13,333		11,968		10,706		–	–	–
39,959		40,282		36,218		32,443		41,057	116,558	38,921
164,709,368		234,850,416		49,073,990		39,674,439		81,108,012	238,113,241	180,745,707

–		–		–		–		–	–	23
–		–		–		–		–	–	–
20,748	†	49,944	†	10,498	†	8,273	†	1,630,017	19,258,143	2,001,456
219,991		224,269		33,578		11,369		57,134	79,039	416,961
–		–		–		–		–	129,814	–
–		–		–		–		–	–	3,985

–		–		–		–		31,054	91,201	47,545
23,856		16,953		6,115		4,014		3,914	3,801	11,246
47,897		24,338		18,636		13,717		17,851	31,719	47,628
312,492		315,504		68,827		37,373		1,739,970	19,593,717	2,528,844

177,830,391		264,880,976		52,462,890		42,670,110		79,913,272	319,777,427	196,903,658
56,617		192,080		47,629		54,753		67,179	237,540	(90,797)

(29,780,970)		(47,398,280)		(7,325,487)		(4,131,219)		(1,862,448)	(107,115,512)	(17,136,962)

16,290,838		16,860,136		3,820,131		1,043,422		1,250,039	5,620,069	(1,459,036)
$164,396,876		$234,534,912		$49,005,163		$39,637,066		$79,368,042	$218,519,524	$178,216,863

$95,300,275		$186,017,589		$30,553,597		$27,562,389		$67,182,544	$203,347,610	$146,111,116
54,445,994		38,183,124		14,713,755		9,751,481		9,519,988	14,194,641	24,601,317
11,924,000		7,808,946		2,749,132		1,573,597		91,424	348,587	NA
2,726,607		2,525,253		988,679		749,599		2,574,086	628,686	7,504,430
$164,396,876		$234,534,912		$49,005,163		$39,637,066		$79,368,042	$218,519,524	$178,216,863

8,438,939		17,253,081		3,093,221		2,781,380		6,814,567	21,608,835	15,314,486
4,828,760		3,546,715		1,492,284		986,265		968,333	1,508,997	2,580,604
1,069,152		729,132		279,892		159,670		9,286	36,998	NA
244,545		235,826		100,614		75,960		261,695	66,727	788,840
14,581,396		21,764,754		4,966,071		4,003,275		8,053,881	23,221,557	18,683,930

$11.29		$10.78		$9.88		$9.91		$9.86	$9.41	$9.54
$11.28		$10.77		$9.86		$9.89		$9.83	$9.41	$9.53
$11.15		$10.71		$9.82		$9.86		$9.85	$9.42	NA
$11.15		$10.71		$9.83		$9.87		$9.84	$9.42	$9.51

5.00%		5.00%		5.00%		5.00%		5.00%	5.00%	5.00%

$11.87		$11.34		$10.38		$10.41		$10.35	$9.91	$10.03

See notes to financial statements.

79

Fifth Third Funds
Statements of Operations
For the six months ended January 31, 2012 (Unaudited)

	Small Cap Growth	Mid Cap Growth	Quality Growth
Investment Income:
Interest income	$–	$–	$19,647
Dividend income	46,872	230,382	1,628,775
Dividend income from affiliates	302	717	1,624
Foreign tax withholding	(1,938)	–	–
Income from securities lending	6,577	2,429	3,103
Other income	–	–	16,433
Total Investment Income	51,813	233,528	1,669,582
Expenses:
Investment advisory fees	114,840	305,276	1,191,406
Administration fees	28,452	66,178	258,278
Distribution servicing fees – Class A Shares	8,434	18,611	74,502
Distribution servicing fees – Class B Shares	893	3,012	4,803
Distribution servicing fees – Class C Shares	471	1,578	3,824
Administrative servicing fees – Class C Shares	157	526	1,275
Administrative servicing fees – Select Shares	NA	NA	NA
Administrative servicing fees – Preferred Shares	NA	NA	NA
Administrative servicing fees – Trust Shares	NA	NA	NA
Accounting fees	32,030	32,371	47,353
Registration and filing fees	21,969	21,609	23,905
Transfer and dividend disbursing agent fees	20,147	42,258	124,808
Custody fees	1,925	1,453	3,540
Trustees’ fees and expenses	1,348	2,968	11,285
Professional fees	9,643	10,084	13,890
Printing expense	4,936	9,852	30,339
Interest expense	–	–	–
Dividends on securities sold short	–	–	–
Other expenses	2,423	4,154	13,407
Total expenses	247,668	519,930	1,802,615
Less: Waiver and / or reimbursement from Advisor and/or affiliates	(63,814)	(133,689)	(200,938)
Net Expenses	183,854	386,241	1,601,677

Net Investment Income / (Loss)	(132,041)	(152,713)	67,905
Realized and Unrealized Gains / (Losses) from Investments and Futures:
Net realized gains / (losses) on investment transactions	(531,516)	2,619,828	4,782,340
Net realized gain on securities sold short	–	–	–
Net realized gains on futures transactions	–	–	–
Change in unrealized appreciation / (depreciation) on investments and futures	(1,265,300)	(3,212,506)	(7,551,734)
Net realized and unrealized gains / (losses) on investments and futures	(1,796,816)	(592,678)	(2,769,394)
Change in net assets resulting from operations	$(1,928,857)	$(745,391)	$(2,701,489)

*	Includes unrealized appreciation / (depreciation) of ($4,985) on affiliated positions.

See notes to financial statements.

80

Fifth Third Funds
Statements of Operations
For the six months ended January 31, 2012 (Unaudited)

Dividend Growth	Micro Cap Value	Small Cap Value	All Cap Value	Disciplined Large Cap Value	Structured Large Cap Plus	Equity Index

$–	$–	$–	$–	$–	$–	$–
48,308	351,474	545,811	1,280,023	2,609,550	981,089	3,702,096
24	1,067	793	526	453	509	6,008
288	–	–	(1,756)	(5,228)	249	525
154	–	–	2,346	2,668	–	7,475
–	–	–	–	–	–	–
48,774	352,541	546,604	1,281,139	2,607,443	981,847	3,716,104
19,361	227,382	255,892	458,889	711,955	256,687	502,867

4,197	39,436	49,311	79,584	154,341	63,596	292,968
2,397	19,899	2,239	30,554	11,712	6,407	52,568
172	1,620	2,445	11,308	3,356	506	4,084
565	17,706	5,763	10,877	1,259	220	4,614
188	5,902	1,921	3,626	420	73	1,538
NA	NA	NA	NA	NA	NA	4,265
NA	NA	NA	NA	NA	NA	65,670
NA	NA	NA	NA	NA	NA	20,497
32,128	32,897	32,334	32,600	34,800	34,558	73,865
21,303	21,579	23,125	22,046	23,768	20,520	26,304
10,982	46,936	10,647	72,975	26,472	19,351	41,955
1,044	8,261	6,726	4,807	4,505	2,541	6,104
254	1,598	2,224	3,698	7,266	2,794	12,123
8,630	9,796	10,720	10,341	11,890	11,242	14,671
2,787	12,316	2,831	16,830	6,290	4,540	9,330
–	–	–	–	–	78,757	–
–	–	–	–	–	108,303	–
1,166	2,621	3,426	5,251	10,016	4,154	29,911
105,174	447,949	409,604	763,386	1,008,050	614,249	1,163,334
(84,186)	(95,855)	(104,684)	(285,759)	(285,335)	(111,960)	(691,618)
20,988	352,094	304,920	477,627	722,715	502,289	471,716

27,786	447	241,684	803,512	1,884,728	479,558	3,244,388

246,286	241,559	(999,136)	2,148,136	5,052,342	(581,578)	(2,188,400)
–	–	–	–	–	4,743,297	–
–	–	–	–	–	215,300	656,290
(220,996)	587,781	1,055,963	(3,051,693)	(5,990,276)	(1,470,006)	6,559,997 *
25,290	829,340	56,827	(903,557)	(937,934)	2,907,013	5,027,887
$53,076	$829,787	$298,511	$(100,045)	$946,794	$3,386,571	$8,272,275

See notes to financial statements.

81

Fifth Third Funds
Statements of Operations, continued
For the six months ended January 31, 2012 (Unaudited)

	International Equity	Strategic Income	LifeModel AggressiveSM
Investment Income:
Interest income	$141	$2,182,073	$–
Dividend income	1,756,966	2,994,783	–
Dividend income from affiliates	2,181	2,207	1,191,230
Foreign tax withholding	(94,009)	(9,823)	–
Income from securities lending	11,035	1,235	–
Other income	–	16,537	–
Total Investment Income	1,676,314	5,187,012	1,191,230

Expenses:
Investment advisory fees	784,962	899,604	72,874
Administration fees	136,134	157,236	84,256
Distribution servicing fees – Class A Shares	10,813	35,002	27,006
Distribution servicing fees – Class B Shares	1,238	2,410	20,647
Distribution servicing fees – Class C Shares	799	68,783	3,541
Administrative servicing fees – Class C Shares	266	22,928	1,180
Accounting fees	42,427	38,038	30,702
Registration and filing fees	23,454	24,787	23,044
Transfer and dividend disbursing agent fees	32,274	45,813	49,844
Custody fees	37,229	8,127	512
Trustees’ fees and expenses	6,554	5,818	3,760
Professional fees	14,000	14,555	9,158
Printing expense	7,965	12,617	12,283
Interest expense	21,524	439	–
Other expenses	8,808	6,782	4,740
Total expenses	1,128,447	1,342,939	343,547
Less: Waiver and / or reimbursement from Advisor and / or affiliates	(197,841)	(565,985)	(252,308)
Net Expenses	930,606	776,954	91,239

Net Investment Income	745,708	4,410,058	1,099,991

Realized and Unrealized Gains / (Losses) from Investments, Futures, Swaps, Options, and Foreign Currency:
Net realized gains / (losses) on investments, swaps, options and foreign currency transactions	(8,700,603)	(1,670,014)	(1,161,108)†
Net realized gains / (losses) on futures transactions	(1,866,255)	894,508	–
Change in unrealized appreciation / (depreciation) on investments, futures, swaps and foreign currency transactions	(11,731,108)	2,667,657	(1,313,129)*
Net realized and unrealized gains / (losses) on investments, futures, swaps, options and foreign currency transactions	(22,297,966)	1,892,151	(2,474,237)
Change in net assets resulting from operations	$(21,552,258)	$6,302,209	$(1,374,246)

†	Includes realized gains / (losses) from investment transactions with affiliates.
*	Represents unrealized appreciation / (depreciation) on affiliated positions.

See notes to financial statements.

82

Fifth Third Funds
Statements of Operations, continued
For the six months ended January 31, 2012 (Unaudited)

LifeModel Moderately AggressiveSM	LifeModel ModerateSM		LifeModel Moderately ConservativeSM		LifeModel ConservativeSM		High Yield Bond	Total Return Bond	Short Term Bond

$–	$–		$–		$–		$2,415,355	$4,757,489	$1,749,512
–	–		–		–		16,802	177,411	–
2,319,738	3,566,773		800,879		666,187		666	1,498	675
–	–		–		–		–	–	–
–	–		–		–		2,680	2,259	3,706
–	–		–		–		3,065	867,920	–
2,319,738	3,566,773		800,879		666,187		2,438,568	5,806,577	1,753,893

124,347	172,777		37,180		28,679		224,010	706,540	485,592
144,885	201,315		42,986		33,159		55,503	204,218	168,426
66,452	46,506		17,656		12,261		5,089	17,805	20,198
69,179	45,928		16,890		9,383		433	2,098	NA
10,109	9,628		3,428		2,912		8,082	2,348	29,781
3,370	3,209		1,143		971		2,694	783	9,927
32,260	38,769		30,660		30,647		36,757	47,138	34,950
23,285	22,026		21,752		21,482		23,586	22,632	22,490
108,154	62,852		19,642		10,801		9,525	30,223	48,651
917	1,533		738		237		2,463	12,085	5,290
6,399	8,783		1,904		1,383		2,182	9,249	8,532
10,352	11,440		8,259		8,014		12,783	14,454	14,041
25,666	15,489		3,931		2,776		2,344	6,060	6,017
–	–		–		–		–	6,001	1,512
7,412	10,196		2,953		2,270		3,256	11,793	10,568
632,787	650,451		209,122		164,975		388,707	1,093,427	865,975
(417,359)	(453,032)		(150,177)		(124,153)		(135,599)	(322,525)	(335,518)
215,428	197,419		58,945		40,822		253,108	770,902	530,457

2,104,310	3,369,354		741,934		625,365		2,185,460	5,035,675	1,223,436

(335,746)†	(980,357	)†	(114,893	)†	(107,436	)†	152,084	2,402,782	289,745
–	–		–		–		–	1,282,011	119,447

(2,480,239)*	(849,539	)*	(237,431	)*	150,664	*	(709,068)	(778,057)	(955,733)

(2,815,985)	(1,829,896)		(352,324)		43,228		(556,984)	2,906,736	(546,541)
$(711,675)	$1,539,458		$389,610		$668,593		$1,628,476	$7,942,411	$676,895

See notes to financial statements.

83

Fifth Third Funds
Statements of Changes in Net Assets

	Small Cap Growth		Mid Cap Growth
	Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011
Change in Net Assets:
Operations:
Net investment income / (loss)	$(132,041)	$(128,593)	$(152,713)	$(174,272)
Net realized gains / (losses) on investment transactions	(531,516)	12,153,734	2,619,828	19,849,843
Net change in unrealized appreciation / (depreciation) on investment	(1,265,300)	(143,144)	(3,212,506)	8,021,707
Change in net assets resulting from operations	(1,928,857)	11,881,997	(745,391)	27,697,278

Distributions to shareholders from net investment income:
Institutional Shares	–	–	–	–
Class A Shares	–	–	–	–
Class B Shares	–	–	–	–
Class C Shares	–	–	–	–

Distributions to shareholders from net realized gains:
Institutional Shares	–	–	–	–
Class A Shares	–	–	–	–
Class B Shares	–	–	–	–
Class C Shares	–	–	–	–
Change in net assets from shareholder distributions	–	–	–	–
Change in net assets from Fund share transactions	(4,103,950)	(16,082,720)	(14,084,558)	(22,926,266)
Change in net assets	(6,032,807)	(4,200,723)	(14,829,949)	4,771,012

Net Assets:
Beginning of period	39,211,259	43,411,982	86,868,427	82,097,415
End of period	$33,178,452	$39,211,259	$72,038,478	$86,868,427

Accumulated net investment income / (loss)	$(133,394)	$(1,353)	$(152,713)	$–

(a)	Unaudited

See notes to financial statements.

84

Fifth Third Funds
Statements of Changes in Net Assets

Quality Growth		Dividend Growth		Micro Cap Value		Small Cap Value
Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011

$67,905	$(66,778)	$27,786	$83,266	$447	$(136,840)	$241,684	$458,814
4,782,340	39,046,125	246,286	719,925	241,559	3,700,771	(999,136)	13,003,838

(7,551,734)	38,646,256	(220,996)	331,777	587,781	2,272,879	1,055,963	629,283
(2,701,489)	77,625,603	53,076	1,134,968	829,787	5,836,810	298,511	14,091,935

–	(326,845)	(18,197)	(60,120)	–	–	(178,879)	(259,540)
–	–	(10,536)	(26,011)	–	–	(2,318)	(4,844)
–	–	(78)	(311)	–	–	–	–
–	–	(402)	(1,041)	–	–	–	–

–	–	–	–	–	–	(3,097,507)	–
–	–	–	–	–	–	(105,551)	–
–	–	–	–	–	–	(28,722)	–
–	–	–	–	–	–	(95,427)	–
–	(326,845)	(29,213)	(87,483)	–	–	(3,508,404)	(264,384)
(28,428,646)	(42,047,569)	(927,538)	(2,849,976)	(676,025)	7,980,317	(82,990)	(12,514,243)
(31,130,135)	35,251,189	(903,674)	(1,802,491)	153,762	13,817,127	(3,292,884)	1,313,308

329,494,949	294,243,760	5,519,827	7,322,318	50,535,257	36,718,130	64,535,666	63,222,358
$298,364,814	$329,494,949	$4,616,152	$5,519,827	$50,689,019	$50,535,257	$61,242,783	$64,535,666

$67,904	$(1)	$940	$2,367	$77,652	$77,205	$273,593	$213,106

See notes to financial statements.

85

Fifth Third Funds
Statements of Changes in Net Assets, continued

	All Cap Value		Disciplined Large Cap Value
	Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011
Change in Net Assets:
Operations:
Net investment income	$803,512	$1,366,428	$1,884,728	$4,365,822
Net realized gains / (losses) on investments, securities sold short, swaps, options, and foreign currency transactions	2,148,136	7,254,568	5,052,342	37,883,285
Net realized gains / (losses) on futures transactions	–	–	–	–
Net change in unrealized appreciation / (depreciation) on investment, futures, swaps and foreign currency transactions	(3,051,693)	10,673,739	(5,990,276)	(2,382,971)
Settlement with Prime Broker	–	–	–	–
Change in net assets resulting from operations	(100,045)	19,294,735	946,794	39,866,136

Distributions to shareholders from net investment income:
Institutional Shares	(607,812)	(985,217)	(1,911,277)	(4,352,367)
Class A Shares	(219,644)	(329,998)	(97,470)	(175,780)
Class B Shares	(13,989)	(13,798)	(4,415)	(8,399)
Class C Shares	(17,789)	(16,063)	(2,518)	(3,660)
Select Shares	NA	NA	NA	NA
Preferred Shares	NA	NA	NA	NA
Trust Shares	NA	NA	NA	NA

Distributions to shareholders from net realized gains:
Institutional Shares	–	–	–	–
Class A Shares	–	–	–	–
Class B Shares	–	–	–	–
Class C Shares	–	–	–	–
Select Shares	NA	NA	NA	NA
Preferred Shares	NA	NA	NA	NA
Trust Shares	NA	NA	NA	NA
Change in net assets from shareholder distributions	(859,234)	(1,345,076)	(2,015,680)	(4,540,206)
Change in net assets from Fund share transactions	(11,029,378)	(43,762,308)	(19,672,403)	(178,493,799)
Change in net assets	(11,988,657)	(25,812,649)	(20,741,289)	(143,167,869)

Net Assets:
Beginning of period	104,674,959	130,487,608	200,906,716	344,074,585
End of period	$92,686,302	$104,674,959	$180,165,427	$200,906,716

Accumulated net investment income / (loss)	$(36,122)	$19,600	$(100,061)	$30,891

(a)	Unaudited

See notes to financial statements.

86

Fifth Third Funds
Statements of Changes in Net Assets, continued

Structured Large Cap Plus		Equity Index		International Equity		Strategic Income
Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011

$479,558	$997,714	$3,244,388	$5,774,387	$745,708	$4,930,476	$4,410,058	$6,913,076

4,161,719	9,736,512	(2,188,400)	882,285	(8,700,603)	36,948,737	(1,670,014)	150,705
215,300	645,496	656,290	2,848,517	(1,866,255)	927,400	894,508	(161,877)

(1,470,006)	8,432,889	6,559,997	47,987,175	(11,731,108)	(2,770,813)	2,667,657	5,237,406
–	500,000	–	–	–	–	–	–
3,386,571	20,312,611	8,272,275	57,492,364	(21,552,258)	40,035,800	6,302,209	12,139,310

(515,877)	(1,393,075)	(1,989,117)	(3,203,572)	(4,485,965)	(5,185,878)	(3,551,208)	(4,916,023)
(33,232)	(76,174)	(420,725)	(666,245)	(235,511)	(218,090)	(709,392)	(1,061,504)
(315)	(514)	(4,680)	(9,201)	(2,271)	(3,391)	(10,434)	(27,929)
(188)	(309)	(7,528)	(9,807)	(4,001)	(3,960)	(404,181)	(586,912)
NA	NA	(116,373)	(167,624)	NA	NA	NA	NA
NA	NA	(913,533)	(1,375,364)	NA	NA	NA	NA
NA	NA	(160,564)	(376,447)	NA	NA	NA	NA

–	–	(626,870)	(5,664,715)	–	–	–	–
–	–	(147,971)	(1,417,278)	–	–	–	–
–	–	(2,887)	(40,429)	–	–	–	–
–	–	(4,403)	(36,147)	–	–	–	–
NA	NA	(38,627)	(336,156)	NA	NA	NA	NA
NA	NA	(308,688)	(3,030,945)	NA	NA	NA	NA
NA	NA	(58,016)	(1,028,250)	NA	NA	NA	NA
(549,612)	(1,470,072)	(4,799,982)	(17,362,180)	(4,727,748)	(5,411,319)	(4,675,215)	(6,592,368)
(6,146,420)	(22,745,391)	(1,265,047)	43,206,348	(4,171,444)	(88,203,527)	40,984,959	45,812,777
(3,309,461)	(3,902,852)	2,207,247	83,336,532	(30,451,450)	(53,579,046)	42,611,953	51,359,719

78,303,386	82,206,238	356,764,638	273,428,106	187,399,765	240,978,811	164,860,291	113,500,572
$74,993,925	$78,303,386	$358,971,885	$356,764,638	$156,948,315	$187,399,765	$207,472,244	$164,860,291

$(49,860)	$20,194	$43,197	$411,329	$744,730	$4,726,770	$(387,452)	$(122,295)

See notes to financial statements.

87

Fifth Third Funds
Statements of Changes in Net Assets, continued

	LifeModel AggressiveSM		LifeModel Moderately AggressiveSM
	Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011
Change in Net Assets:
Operations:
Net investment income	$1,099,991	$1,336,782	$2,104,310	$3,210,193
Net realized gains / (losses) on investment and currency transactions	(1,161,108)†	(8,448,887)†	(335,746)†	(8,608,308)†
Net change in unrealized appreciation / (depreciation) on investments and foreign currency transactions	(1,313,129)	30,098,082	(2,480,239)	39,104,690
Change in net assets resulting from operations	(1,374,246)	22,985,977	(711,675)	33,706,575

Distributions to shareholders from net investment income:
Institutional Shares	(837,419)	(1,010,470)	(1,373,186)	(1,980,502)
Class A Shares	(227,610)	(280,526)	(688,442)	(951,372)
Class B Shares	(31,347)	(39,539)	(114,219)	(193,949)
Class C Shares	(7,812)	(7,826)	(24,902)	(27,304)

Distributions to shareholders from net realized gains:
Institutional Shares	–	–	–	–
Class A Shares	–	–	–	–
Class B Shares	–	–	–	–
Class C Shares	–	–	–	–
Change in net assets from shareholder distributions	(1,104,188)	(1,338,361)	(2,200,749)	(3,153,127)
Change in net assets from Fund share transactions	(7,879,300)	(21,844,358)	(13,690,616)	(35,077,799)
Change in net assets	(10,357,734)	(196,742)	(16,603,040)	(4,524,351)

Net Assets:
Beginning of period	108,552,077	108,748,819	180,999,916	185,524,267
End of period	$98,194,343	$108,552,077	$164,396,876	$180,999,916

Accumulated net investment income / (loss)	$(4,197)	$–	$56,617	$153,056

(a)	Unaudited
†	Represents realized gains / (losses) from investment transactions with affiliates.

See notes to financial statements.

88

Fifth Third Funds
Statements of Changes in Net Assets, continued

LifeModel ModerateSM		LifeModel Moderately ConservativeSM		LifeModel ConservativeSM		High Yield Bond
Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011

$3,369,354	$6,132,407	$741,934	$1,440,637	$625,365	$1,241,428	$2,185,460	$4,623,152

(980,357)†	(10,084,746)†	(114,893)†	(1,219,467)†	(107,436)†	(566,153)†	152,084	2,250,433

(849,539)	42,291,398	(237,431)	7,296,276	150,664	3,299,342	(709,068)	356,410
1,539,458	38,339,059	389,610	7,517,446	668,593	3,974,617	1,628,476	7,229,995

(2,943,356)	(4,935,582)	(535,841)	(946,910)	(482,764)	(852,851)	(1,959,231)	(4,423,271)
(562,525)	(861,545)	(228,033)	(349,729)	(167,990)	(276,282)	(130,915)	(147,262)
(93,887)	(206,120)	(38,169)	(99,896)	(25,074)	(69,500)	(2,534)	(5,937)
(28,933)	(40,316)	(11,268)	(17,253)	(10,519)	(22,518)	(62,472)	(127,538)

–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–
(3,628,701)	(6,043,563)	(813,311)	(1,413,788)	(686,347)	(1,221,151)	(2,155,152)	(4,704,008)
(8,469,176)	(43,017,267)	(4,777,246)	(8,376,652)	739,444	(2,799,646)	15,746,018	5,196,478
(10,558,419)	(10,721,771)	(5,200,947)	(2,272,994)	721,690	(46,180)	15,219,342	7,722,465

245,093,331	255,815,102	54,206,110	56,479,104	38,915,376	38,961,556	64,148,700	56,426,235
$234,534,912	$245,093,331	$49,005,163	$54,206,110	$39,637,066	$38,915,376	$79,368,042	$64,148,700

$192,080	$451,427	$47,629	$119,006	$54,753	$115,735	$67,179	$36,871

See notes to financial statements.

89

Fifth Third Funds
Statements of Changes in Net Assets, continued

	Total Return Bond		Short Term Bond
	Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011
Change in Net Assets:
Operations:
Net investment income	$5,035,675	$13,014,540	$1,223,436	$4,406,624
Net realized gains / (losses) on investment, swaps, options, and foreign currency transactions	2,402,782	(9,151,928)	289,745	1,909,203
Net realized gains on futures transactions	1,282,011	225,929	119,447	80,122
Net change in unrealized appreciation / (depreciation) on investment, futures, swaps and foreign currency transactions	(778,057)	16,217,536	(955,733)	(1,717,751)
Change in net assets resulting from operations	7,942,411	20,306,077	676,895	4,678,198

Distributions to shareholders from net investment income:
Institutional Shares	(4,921,804)	(12,394,591)	(1,376,258)	(4,270,596)
Class A Shares	(302,859)	(661,174)	(107,383)	(315,830)
Class B Shares	(6,974)	(47,136)	NA	NA
Class C Shares	(11,031)	(27,790)	(29,881)	(73,310)

Distributions to shareholders from net realized gains:
Institutional Shares	–	–	–	–
Class A Shares	–	–	–	–
Class B Shares	–	–	NA	NA
Class C Shares	–	–	–	–
Change in net assets from shareholder distributions	(5,242,668)	(13,130,691)	(1,513,522)	(4,659,736)
Change in net assets from Fund share transactions	(30,251,428)	(54,267,809)	(65,994,614)	(41,475,688)
Change in net assets	(27,551,685)	(47,092,423)	(66,831,241)	(41,457,226)

Net Assets:
Beginning of period	246,071,209	293,163,632	245,048,104	286,505,330
End of period	$218,519,524	$246,071,209	$178,216,863	$245,048,104

Accumulated net investment income / (loss)	$237,540	$444,533	$(90,797)	$199,289

(a)	Unaudited

See notes to financial statements.

90

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91

Fifth Third Funds
Statements of Changes in Net Assets, continued – Fund Share Transactions

	Small Cap Growth		Mid Cap Growth
	Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011
Capital Transactions:
Institutional Shares
Shares issued	$633,519	$5,056,586	$1,256,235	$7,076,046
Dividends reinvested	–	–	–	–
Shares redeemed	(3,834,105)	(20,222,096)	(14,612,611)	(29,274,688)
Total Institutional Shares	(3,200,586)	(15,165,510)	(13,356,376)	(22,198,642)

Class A Shares
Shares issued	132,872	930,201	1,253,554	2,568,474
Dividends reinvested	–	–	–	–
Shares redeemed	(976,370)	(1,645,524)	(1,581,579)	(2,943,562)
Total Class A Shares	(843,498)	(715,323)	(328,025)	(375,088)

Class B Shares
Shares issued	–	–	–	11,836
Dividends reinvested	–	–	–	–
Shares redeemed	(56,355)	(202,419)	(286,766)	(575,258)
Total Class B Shares	(56,355)	(202,419)	(286,766)	(563,422)

Class C Shares
Shares issued	10,650	13,802	16,993	462,655
Dividends reinvested	–	–	–	–
Shares redeemed	(14,161)	(13,270)	(130,384)	(251,769)
Total Class C Shares	(3,511)	532	(113,391)	210,886

Change from capital transactions	$(4,103,950)	$(16,082,720)	$(14,084,558)	$(22,926,266)

Share Transactions:
Institutional Shares
Shares issued	79,956	647,282	111,488	619,029
Dividends reinvested	–	–	–	–
Shares redeemed	(483,487)	(2,346,200)	(1,306,094)	(2,710,990)
Total Institutional Shares	(403,531)	(1,698,918)	(1,194,606)	(2,091,961)

Class A Shares
Shares issued	17,972	113,311	120,569	239,204
Dividends reinvested	–	–	–	–
Shares redeemed	(132,486)	(204,897)	(152,474)	(284,221)
Total Class A Shares	(114,514)	(91,586)	(31,905)	(45,017)

Class B Shares
Shares issued	–	–	–	1,348
Dividends reinvested	–	–	–	–
Shares redeemed	(8,482)	(29,130)	(31,670)	(63,712)
Total Class B Shares	(8,482)	(29,130)	(31,670)	(62,364)

Class C Shares
Shares issued	1,653	1,927	1,921	51,753
Dividends reinvested	–	–	–	–
Shares redeemed	(2,140)	(1,894)	(14,836)	(27,439)
Total Class C Shares	(487)	33	(12,915)	24,314
Change from capital transactions	(527,014)	(1,819,601)	(1,271,096)	(2,175,028)

(a)	Unaudited

See notes to financial statements.

92

Fifth Third Funds
Statements of Changes in Net Assets, continued – Fund Share Transactions

Quality Growth		Dividend Growth		Micro Cap Value		Small Cap Value
Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011

$8,088,680	$50,749,376	$107,120	$153,352	$3,839,528	$11,073,408	$2,504,772	$13,152,538
–	273,148	9,479	26,903	–	–	3,182,397	208,977
(32,680,399)	(82,868,622)	$(1,008,545)	(2,719,786)	(3,271,974)	(9,224,987)	(5,807,377)	(25,777,881)
(24,591,719)	(31,846,098)	(891,946)	(2,539,531)	567,554	1,848,421	(120,208)	(12,416,366)

608,154	1,964,425	69,715	93,666	2,449,626	17,701,153	187,952	890,213
–	–	9,701	23,338	–	–	72,924	3,864
(3,927,195)	(10,174,045)	(112,571)	(349,454)	(2,790,206)	(13,195,011)	(151,453)	(1,610,129)
(3,319,041)	(8,209,620)	(33,155)	(232,450)	(340,580)	4,506,142	109,423	(716,052)

–	6,275	–	–	3,419	47,215	–	8,527
–	–	72	285	231	–	26,161	–
(463,926)	(1,708,885)	(2,852)	(43,963)	(337,984)	(638,383)	(88,664)	(109,295)
(463,926)	(1,702,610)	(2,780)	(43,678)	(334,334)	(591,168)	(62,503)	(100,768)

7,465	16,498	18,524	22,510	266,904	3,123,538	213,746	1,154,879
–	–	285	784	–	–	27,004	–
(61,425)	(305,739)	(18,466)	(57,611)	(835,569)	(906,616)	(250,452)	(435,936)
(53,960)	(289,241)	343	(34,317)	(568,665)	2,216,922	(9,702)	718,943

$(28,428,646)	$(42,047,569)	$(927,538)	$(2,849,976)	$(676,025)	$7,980,317	$(82,990)	$(12,514,243)

504,645	3,352,424	5,115	6,667	913,341	2,412,778	142,042	752,656
–	17,061	428	1,215	–	–	180,666	10,987
(2,062,331)	(5,287,158)	(43,955)	(122,705)	(776,686)	(2,083,181)	(327,120)	(1,350,992)
(1,557,686)	(1,917,673)	(38,412)	(114,823)	136,655	329,597	(4,412)	(587,349)

39,287	130,960	3,194	4,175	617,955	4,166,699	10,588	50,007
–	–	448	1,058	–	–	4,197	206
(251,388)	(667,657)	(5,214)	(15,956)	(722,181)	(3,101,380)	(8,615)	(87,065)
(212,101)	(536,697)	(1,572)	(10,723)	(104,226)	1,065,319	6,170	(36,852)

–	485	–	–	1,027	15,261	–	473
–	–	3	14	71	–	1,596	–
(32,751)	(125,049)	(137)	(2,010)	(97,605)	(179,725)	(5,371)	(6,500)
(32,751)	(124,564)	(134)	(1,996)	(96,507)	(164,464)	(3,775)	(6,027)

536	1,180	916	1,097	75,469	830,828	12,893	67,574
–	–	14	38	–	–	1,654	–
(4,423)	(22,459)	(899)	(2,837)	(244,222)	(238,352)	(15,464)	(23,384)
(3,887)	(21,279)	31	(1,702)	(168,753)	592,476	(917)	44,190
(1,806,425)	(2,600,213)	(40,087)	(129,244)	(232,831)	1,822,928	(2,934)	(586,038)

See notes to financial statements.

93

Fifth Third Funds
Statements of Changes in Net Assets, continued – Fund Share Transactions

	All Cap Value		Disciplined Large Cap Value
	Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011
Capital Transactions:
Institutional Shares
Shares issued	$2,698,120	$19,526,242	$7,329,213	$31,397,826
Dividends reinvested	504,231	757,318	1,546,696	3,059,191
Shares redeemed	(10,588,819)	(48,177,457)	(27,810,647)	(210,022,647)
Total Institutional Shares	(7,386,468)	(27,893,897)	(18,934,738)	(175,565,630)

Class A Shares
Shares issued	740,512	3,297,762	758,698	1,945,108
Dividends reinvested	199,380	291,783	88,177	158,133
Shares redeemed	(3,191,564)	(16,467,176)	(1,284,884)	(4,149,379)
Total Class A Shares	(2,251,672)	(12,877,631)	(438,009)	(2,046,138)

Class B Shares
Shares issued	–	9,045	–	58,730
Dividends reinvested	12,466	12,125	3,560	6,581
Shares redeemed	(548,672)	(2,066,208)	(272,596)	(667,595)
Total Class B Shares	(536,206)	(2,045,038)	(269,036)	(602,284)

Class C Shares
Shares issued	29,452	724,626	933	55,592
Dividends reinvested	9,011	7,860	1,529	2,103
Shares redeemed	(893,495)	(1,678,228)	(33,082)	(337,442)
Total Class C Shares	(855,032)	(945,742)	(30,620)	(279,747)

Select Shares
Shares issued	NA	NA	NA	NA
Dividends reinvested	NA	NA	NA	NA
Shares redeemed	NA	NA	NA	NA
Total Select Shares	NA	NA	NA	NA

Preferred Shares
Shares issued	NA	NA	NA	NA
Dividends reinvested	NA	NA	NA	NA
Shares redeemed	NA	NA	NA	NA
Total Preferred Shares	NA	NA	NA	NA

Trust Shares
Shares issued	NA	NA	NA	NA
Dividends reinvested	NA	NA	NA	NA
Shares redeemed	NA	NA	NA	NA
Total Trust Shares	NA	NA	NA	NA

Change from capital transactions	$(11,029,378)	$(43,762,308)	$(19,672,403)	$(178,493,799)

(a)	Unaudited

See notes to financial statements.

94

Fifth Third Funds
Statements of Changes in Net Assets, continued – Fund Share Transactions

Structured Large Cap Plus		Equity Index		International Equity		Strategic Income
Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011

$307,701	$23,356	$27,323,021	$67,036,390	$3,813,639	$13,473,708	$37,411,424	$64,778,528
501,011	1,335,143	2,490,540	8,627,624	3,810,747	4,380,017	1,117,377	1,204,529
(6,845,035)	(23,151,893)	(27,068,559)	(57,312,649)	(11,417,460)	(104,223,758)	(11,752,850)	(28,618,649)
(6,036,323)	(21,793,394)	2,745,002	18,351,365	(3,793,074)	(86,370,033)	26,775,951	37,364,408

167,821	122,888	6,339,655	13,309,035	227,770	814,534	13,661,101	10,836,097
31,803	72,392	552,336	2,017,734	220,471	203,874	438,037	680,398
(326,772)	(983,635)	(8,926,946)	(12,710,659)	(712,983)	(2,471,936)	(4,405,414)	(6,543,751)
(127,148)	(788,355)	(2,034,955)	2,616,110	(264,742)	(1,453,528)	9,693,724	4,972,744

–	–	–	2,665	41	15,389	72,301	71,671
260	309	7,159	45,713	1,675	2,404	6,988	14,332
(17,142)	(159,881)	(194,111)	(642,590)	(80,134)	(317,523)	(124,698)	(331,767)
(16,882)	(159,572)	(186,952)	(594,212)	(78,418)	(299,730)	(45,409)	(245,764)

35,784	41,053	230,837	595,873	577	3,918	5,672,496	6,073,962
40	70	6,639	29,304	3,764	3,538	259,940	395,265
(1,891)	(45,193)	(247,502)	(475,460)	(39,551)	(87,692)	(1,371,743)	(2,747,838)
33,933	(4,070)	(10,026)	149,717	(35,210)	(80,236)	4,560,693	3,721,389

NA	NA	1,541,645	4,197,419	NA	NA	NA	NA
NA	NA	136,846	472,301	NA	NA	NA	NA
NA	NA	(912,989)	(3,724,267)	NA	NA	NA	NA
NA	NA	765,502	945,453	NA	NA	NA	NA

NA	NA	12,968,742	64,318,212	NA	NA	NA	NA
NA	NA	1,211,394	4,354,486	NA	NA	NA	NA
NA	NA	(15,051,464)	(28,756,816)	NA	NA	NA	NA
NA	NA	(871,328)	39,915,882	NA	NA	NA	NA

NA	NA	92,596	448,694	NA	NA	NA	NA
NA	NA	67,924	1,121,763	NA	NA	NA	NA
NA	NA	(1,832,810)	(19,748,424)	NA	NA	NA	NA
NA	NA	(1,672,290)	(18,177,967)	NA	NA	NA	NA

$(6,146,420)	$(22,745,391)	$(1,265,047)	$43,206,348	$(4,171,444)	$(88,203,527)	$40,984,959	$45,812,777

See notes to financial statements.

95

Fifth Third Funds
Statements of Changes in Net Assets, continued – Fund Share Transactions

	All Cap Value		Disciplined Large Cap Value
	Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011
Share Transactions:
Institutional Shares
Shares issued	184,290	1,219,098	746,044	2,932,670
Dividends reinvested	34,373	48,233	156,306	291,227
Shares redeemed	(713,798)	(3,123,144)	(2,761,977)	(20,815,447)
Total Institutional Shares	(495,135)	(1,855,813)	(1,859,627)	(17,591,550)

Class A Shares
Shares issued	51,224	217,775	78,209	181,066
Dividends reinvested	13,824	18,981	8,935	15,034
Shares redeemed	(220,813)	(1,088,658)	(131,683)	(389,773)
Total Class A Shares	(155,765)	(851,902)	(44,539)	(193,673)

Class B Shares
Shares issued	–	610	–	5,280
Dividends reinvested	912	843	356	625
Shares redeemed	(39,912)	(143,827)	(27,282)	(63,150)
Total Class B Shares	(39,000)	(142,374)	(26,926)	(57,245)

Class C Shares
Shares issued	2,240	49,047	94	5,061
Dividends reinvested	660	546	156	203
Shares redeemed	(65,916)	(117,800)	(3,233)	(33,160)
Total Class C Shares	(63,016)	(68,207)	(2,983)	(27,896)

Select Shares
Shares issued	NA	NA	NA	NA
Dividends reinvested	NA	NA	NA	NA
Shares redeemed	NA	NA	NA	NA
Total Select Shares	NA	NA	NA	NA

Preferred Shares
Shares issued	NA	NA	NA	NA
Dividends reinvested	NA	NA	NA	NA
Shares redeemed	NA	NA	NA	NA
Total Preferred Shares	NA	NA	NA	NA

Trust Shares
Shares issued	NA	NA	NA	NA
Dividends reinvested	NA	NA	NA	NA
Shares redeemed	NA	NA	NA	NA
Total Trust Shares	NA	NA	NA	NA

Change from capital transactions	(752,916)	(2,918,296)	(1,934,075)	(17,870,364)

(a)	Unaudited

See notes to financial statements.

96

Fifth Third Funds
Statements of Changes in Net Assets, continued – Fund Share Transactions

Structured Large Cap Plus		Equity Index		International Equity		Strategic Income
Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011

24,762	1,824	1,206,329	2,853,315	529,546	1,606,141	3,623,974	6,226,704
41,774	120,068	110,444	378,349	563,720	529,628	107,953	115,044
(567,465)	(1,898,186)	(1,202,734)	(2,444,183)	(1,590,495)	(12,504,750)	(1,139,225)	(2,764,055)
(500,929)	(1,776,294)	114,039	787,481	(497,229)	(10,368,981)	2,592,702	3,577,693

13,883	10,956	285,478	574,178	31,193	98,542	1,323,363	1,046,607
2,682	6,606	24,588	88,947	32,566	24,652	42,415	65,513
(27,586)	(86,184)	(399,478)	(547,440)	(99,489)	(298,404)	(429,672)	(631,699)
(11,021)	(68,622)	(89,412)	115,685	(35,730)	(175,210)	936,106	480,421

–	–	–	114	–	1,885	7,065	6,908
22	29	319	2,040	248	295	677	1,381
(1,480)	(14,249)	(8,724)	(27,938)	(11,391)	(39,354)	(12,160)	(31,848)
(1,458)	(14,220)	(8,405)	(25,784)	(11,143)	(37,174)	(4,418)	(23,559)

2,936	3,285	10,546	25,268	79	508	556,431	590,737
3	7	296	1,308	593	457	25,428	38,443
(167)	(3,823)	(11,301)	(20,523)	(5,636)	(11,306)	(134,484)	(268,525)
2,772	(531)	(459)	6,053	(4,964)	(10,341)	447,375	360,655

NA	NA	68,359	175,805	NA	NA	NA	NA
NA	NA	6,062	20,774	NA	NA	NA	NA
NA	NA	(40,758)	(160,460)	NA	NA	NA	NA
NA	NA	33,663	36,119	NA	NA	NA	NA

NA	NA	572,647	2,840,779	NA	NA	NA	NA
NA	NA	53,755	190,945	NA	NA	NA	NA
NA	NA	(670,051)	(1,230,505)	NA	NA	NA	NA
NA	NA	(43,649)	1,801,219	NA	NA	NA	NA

NA	NA	4,063	18,521	NA	NA	NA	NA
NA	NA	2,949	49,704	NA	NA	NA	NA
NA	NA	(81,135)	(832,599)	NA	NA	NA	NA
NA	NA	(74,123)	(764,374)	NA	NA	NA	NA

(510,636)	(1,859,667)	(68,346)	1,956,399	(549,066)	(10,591,706)	3,971,765	4,395,210

See notes to financial statements.

97

Fifth Third Funds
Statements of Changes in Net Assets, continued – Fund Share Transactions

	LifeModel AggressiveSM		LifeModel Moderately AggressiveSM
	Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011
Capital Transactions:
Institutional Shares
Shares issued	$8,586,909	$18,639,433	$11,140,629	$23,301,906
Dividends reinvested	828,873	997,523	1,343,428	1,928,668
Shares redeemed	(12,792,140)	(34,015,292)	(17,647,308)	(41,216,979)
Total Institutional Shares	(3,376,358)	(14,378,336)	(5,163,251)	(15,986,405)

Class A Shares
Shares issued	1,642,045	3,240,105	5,148,904	7,435,443
Dividends reinvested	202,317	255,506	623,585	861,075
Shares redeemed	(5,201,775)	(7,820,423)	(8,314,086)	(17,299,312)
Total Class A Shares	(3,357,413)	(4,324,812)	(2,541,597)	(9,002,794)

Class B Shares
Shares issued	1,292	237	–	27,970
Dividends reinvested	28,971	36,556	104,378	177,225
Shares redeemed	(1,132,376)	(2,775,279)	(5,807,233)	(9,892,059)
Total Class B Shares	(1,102,113)	(2,738,486)	(5,702,855)	(9,686,864)

Class C Shares
Shares issued	16,887	97,149	11,402	84,711
Dividends reinvested	6,794	7,080	21,159	22,301
Shares redeemed	(67,097)	(506,953)	(315,474)	(508,748)
Total Class C Shares	(43,416)	(402,724)	(282,913)	(401,736)

Change from capital transactions	$(7,879,300)	$(21,844,358)	$(13,690,616)	$(35,077,799)

Share Transactions:
Institutional Shares
Shares issued	822,024	1,740,614	1,041,328	2,150,912
Dividends reinvested	78,899	92,303	125,637	175,329
Shares redeemed	(1,216,903)	(3,158,405)	(1,630,331)	(3,752,437)
Total Institutional Shares	(315,980)	(1,325,488)	(463,366)	(1,426,196)

Class A Shares
Shares issued	159,896	298,980	480,972	668,974
Dividends reinvested	19,409	23,912	58,371	78,417
Shares redeemed	(513,707)	(722,459)	(781,959)	(1,572,158)
Total Class A Shares	(334,402)	(399,567)	(242,616)	(824,767)

Class B Shares
Shares issued	121	23	–	2,587
Dividends reinvested	2,875	3,575	9,817	16,450
Shares redeemed	(115,373)	(265,636)	(549,951)	(908,406)
Total Class B Shares	(112,377)	(262,038)	(540,134)	(889,369)

Class C Shares
Shares issued	1,699	9,375	1,080	7,722
Dividends reinvested	675	692	1,989	2,064
Shares redeemed	(6,699)	(47,155)	(30,499)	(47,473)
Total Class C Shares	(4,325)	(37,088)	(27,430)	(37,687)

Change from capital transactions	(767,084)	(2,024,181)	(1,273,546)	(3,178,019)

(a)	Unaudited

See notes to financial statements.

98

Fifth Third Funds
Statements of Changes in Net Assets, continued – Fund Share Transactions

LifeModel ModerateSM		LifeModel Moderately ConservativeSM		LifeModel ConservativeSM		High Yield Bond
Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011

$9,837,200	$34,521,168	$3,931,858	$13,185,332	$5,369,478	$11,048,987	$24,634,170	$39,998,940
2,896,723	4,847,018	512,890	912,662	480,024	847,073	327,254	1,164,919
(17,384,556)	(67,578,347)	(7,856,440)	(16,671,246)	(4,319,047)	(11,592,847)	(16,521,469)	(37,952,730)
(4,650,633)	(28,210,161)	(3,411,692)	(2,573,252)	1,530,455	303,213	8,439,955	3,211,129

3,650,420	6,074,145	1,820,487	2,507,607	1,901,402	2,455,669	7,651,266	2,942,933
496,394	771,128	205,536	315,017	149,924	250,758	104,968	87,353
(4,030,296)	(13,696,940)	(1,736,792)	(5,026,341)	(2,102,806)	(3,157,820)	(700,306)	(1,933,577)
116,518	(6,851,667)	289,231	(2,203,717)	(51,480)	(451,393)	7,055,928	1,096,709

1,281	82,856	1,680	18,316	–	69,745	5,472	5,524
85,044	185,957	32,195	86,819	20,800	56,877	444	1,121
(3,724,268)	(8,025,974)	(1,696,209)	(3,576,346)	(686,789)	(2,159,756)	(2,775)	(15,089)
(3,637,943)	(7,757,161)	(1,662,334)	(3,471,211)	(665,989)	(2,033,134)	3,141	(8,444)

74,416	185,100	100,103	53,198	19,318	4,596	657,328	1,018,241
22,201	32,126	9,965	14,902	9,354	18,546	21,017	50,981
(393,735)	(415,504)	(102,519)	(196,572)	(102,214)	(641,474)	(431,351)	(172,138)
(297,118)	(198,278)	7,549	(128,472)	(73,542)	(618,332)	246,994	897,084

$(8,469,176)	$(43,017,267)	$(4,777,246)	$(8,376,652)	$739,444	$(2,799,646)	$15,746,018	$5,196,478

944,263	3,357,280	409,928	1,369,667	551,117	1,153,932	2,567,086	4,019,504
281,449	462,050	54,109	95,171	49,786	88,090	34,120	117,619
(1,675,802)	(6,454,224)	(818,491)	(1,725,401)	(444,131)	(1,201,394)	(1,716,007)	(3,800,177)
(450,090)	(2,634,894)	(354,454)	(260,563)	156,772	40,628	885,199	336,946

352,007	575,051	190,703	259,957	196,861	254,367	800,421	296,600
48,309	73,673	21,713	32,911	15,587	26,121	10,907	8,814
(388,672)	(1,303,445)	(182,690)	(530,473)	(216,305)	(333,058)	(72,157)	(195,998)
11,644	(654,721)	29,726	(237,605)	(3,857)	(52,570)	739,171	109,416

124	7,959	175	1,945	–	7,232	579	559
8,307	17,923	3,419	9,137	2,171	5,965	47	114
(361,717)	(769,149)	(178,885)	(374,318)	(70,947)	(225,157)	(290)	(1,503)
(353,286)	(743,267)	(175,291)	(363,236)	(68,776)	(211,960)	336	(830)

7,297	17,895	10,222	5,451	2,017	480	67,629	102,943
2,166	3,082	1,055	1,561	973	1,940	2,203	5,160
(38,126)	(39,949)	(10,814)	(20,450)	(10,590)	(67,105)	(45,190)	(17,243)
(28,663)	(18,972)	463	(13,438)	(7,600)	(64,685)	24,642	90,860

(820,395)	(4,051,854)	(499,556)	(874,842)	76,539	(288,587)	1,649,348	536,392

See notes to financial statements.

99

Fifth Third Funds
Statements of Changes in Net Assets, continued – Fund Share Transactions

	Total Return Bond		Short Term Bond
	Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011
Capital Transactions:
Institutional Shares
Shares issued	$3,096,232	$46,132,328	$6,221,939	$51,207,673
Dividends reinvested	3,818,904	9,360,031	666,002	1,932,461
Shares redeemed	(36,798,374)	(106,966,599)	(81,099,404)	(86,209,071)
Total Institutional Shares	(29,883,238)	(51,474,240)	(74,211,463)	(33,068,937)

Class A Shares
Shares issued	1,278,586	1,350,981	12,573,955	6,411,233
Dividends reinvested	248,134	539,762	80,961	252,978
Shares redeemed	(1,405,787)	(3,411,276)	(4,120,199)	(12,663,562)
Total Class A Shares	120,933	(1,520,533)	8,534,717	(5,999,351)

Class B Shares
Shares issued	–	67,211	NA	NA
Dividends reinvested	3,889	36,092	NA	NA
Shares redeemed	(473,922)	(1,137,285)	NA	NA
Total Class B Shares	(470,033)	(1,033,982)	NA	NA

Class C Shares
Shares issued	63,271	41,728	869,145	1,594,201
Dividends reinvested	9,283	24,317	16,692	41,833
Shares redeemed	(91,644)	(305,099)	(1,203,705)	(4,043,434)
Total Class C Shares	(19,090)	(239,054)	(317,868)	(2,407,400)

Change from capital transactions	$(30,251,428)	$(54,267,809)	$(65,994,614)	$(41,475,688)

Share Transactions:
Institutional Shares
Shares issued	329,705	5,132,823	652,436	5,341,361
Dividends reinvested	410,930	1,035,907	69,991	201,741
Shares redeemed	(3,945,089)	(11,896,091)	(8,495,276)	(8,994,274)
Total Institutional Shares	(3,204,454)	(5,727,361)	(7,772,849)	(3,451,172)

Class A Shares
Shares issued	136,820	149,660	1,325,209	668,622
Dividends reinvested	26,702	59,768	8,512	26,427
Shares redeemed	(151,163)	(377,785)	(432,143)	(1,322,903)
Total Class A Shares	12,359	(168,357)	901,578	(627,854)

Class B Shares
Shares issued	–	7,383	NA	NA
Dividends reinvested	418	3,995	NA	NA
Shares redeemed	(50,770)	(125,739)	NA	NA
Total Class B Shares	(50,352)	(114,361)	NA	NA

Class C Shares
Shares issued	6,772	4,631	91,407	166,753
Dividends reinvested	997	2,688	1,758	4,378
Shares redeemed	(9,848)	(33,696)	(126,746)	(423,229)
Total Class C Shares	(2,079)	(26,377)	(33,581)	(252,098)

Change from capital transactions	(3,244,526)	(6,036,456)	(6,904,852)	(4,331,124)

(a)	Unaudited

See notes to financial statements.

100

Fifth Third Funds
Statement of Cash Flows
For the six months ended January 31, 2012 (Unaudited)

Structured Large Cap Plus
Increase (Decrease) in Cash:

Cash flows from operating activities:
Net increase in net assets from operations	$3,386,571

Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of long-term securities	(27,882,472)
Proceeds from sales of long-term securities	45,071,567
Cost of short-term investment securities, net	(2,649,553)
Proceeds from securities sold short	5,799,615
Buys to cover for securities sold short	(14,281,291)
Increase in deposits with brokers for futures contracts	(20,000)
Decrease in dividends receivable	24,778
Increase in other assets	(212,024)
Proceeds from futures transactions	389,570
Increase in payable for investments purchased	203
Decrease in payable to Advisor	(2,621)
Decrease in distribution and administrative servicing fee payable	(27)
Decrease in dividends payable on securities sold short	(13,964)
Decrease in other liabilities	(1,435)
Unrealized depreciation on investments	1,470,006
Net realized gain on investments	(4,377,019)
Net cash received from operating activities	6,701,904

Cash flows from financing activities:
Cash distributions paid *	(16,498)
Proceeds from shares sold	506,365
Payment on shares redeemed	(7,191,771)
Net cash used for financing activities	(6,701,904)

Net Decrease in Cash	0

Cash and Foreign Currency:
Beginning of year	0
End of year	$0

Supplemental disclosure of cash flow information:
Interest paid	$78,757

*	Noncash financing activities not included herein consist of reinvestment of dividends of $533,114.

See notes to financial statements.

101

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

		Change in Net Assets Resulting from Operations				Less Dividends and Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gains/(Losses) from Investment Transactions	Change in Net Assets Resulting from Operations	Net Investment Income	Net Realized Gains
Small Cap Growth Institutional Shares
Six months ended 1/31/12 ~	$9.01	(0.03	)∆	(0.33)	(0.36)	–	–
Year ended 7/31/11	$7.04	(0.02	)∆	1.99	1.97	–	–
Year ended 7/31/10	$6.08	(0.03	)∆	0.99	0.96	–	–
Year ended 7/31/09	$8.09	(0.03	)∆	(1.98)	(2.01)	–	–
Year ended 7/31/08	$13.42	(0.06	)∆	(0.77)	(0.83)	–	(4.50)
Year ended 7/31/07	$14.10	(0.08	)∆	2.64	2.56	–	(3.24)
Small Cap Growth Class A Shares
Six months ended 1/31/12 ~	$8.34	(0.04	)∆	(0.30)	(0.34)	–	–
Year ended 7/31/11	$6.54	(0.04	)∆	1.84	1.80	–	–
Year ended 7/31/10	$5.66	(0.04	)∆	0.92	0.88	–	–
Year ended 7/31/09	$7.54	(0.04	)∆	(1.84)	(1.88)	–	–
Year ended 7/31/08	$12.84	(0.08	)∆	(0.72)	(0.80)	–	(4.50)
Year ended 7/31/07	$13.65	(0.11	)∆	2.54	2.43	–	(3.24)
Small Cap Growth Class B Shares
Six months ended 1/31/12 ~	$7.48	(0.06	)∆	(0.27)	(0.33)	–	–
Year ended 7/31/11	$5.91	(0.09	)∆	1.66	1.57	–	–
Year ended 7/31/10	$5.15	(0.08	)∆	0.84	0.76	–	–
Year ended 7/31/09	$6.92	(0.07	)∆	(1.70)	(1.77)	–	–
Year ended 7/31/08	$12.21	(0.14	)∆	(0.65)	(0.79)	–	(4.50)
Year ended 7/31/07	$13.21	(0.20	)∆	2.44	2.24	–	(3.24)
Small Cap Growth Class C Shares
Six months ended 1/31/12 ~	$7.47	(0.06	)∆	(0.26)	(0.32)	–	–
Year ended 7/31/11	$5.90	(0.09	)∆	1.66	1.57	–	–
Year ended 7/31/10	$5.16	(0.08	)∆	0.82	0.74	–	–
Year ended 7/31/09	$6.93	(0.07	)∆	(1.70)	(1.77)	–	–
Year ended 7/31/08	$12.23	(0.14	)∆	(0.66)	(0.80)	–	(4.50)
Year ended 7/31/07	$13.23	(0.20	)∆	2.44	2.24	–	(3.24)
Mid Cap Growth Institutional Shares
Six months ended 1/31/12 ~	$11.89	(0.02	)∆	0.05	0.03	–	–
Year ended 7/31/11	$8.66	(0.01	)∆	3.24	3.23	–	–
Year ended 7/31/10	$7.34	(0.02	)∆	1.34	1.32	–	–
Year ended 7/31/09	$12.03	(0.01	)∆	(3.27)	(3.28)	–	(1.41)
Year ended 7/31/08	$15.70	(0.05	)∆	(1.43)	(1.48)	–	(2.19)
Year ended 7/31/07	$16.55	(0.07	)∆@	2.72	2.65	–	(3.50)
Mid Cap Growth Class A Shares
Six months ended 1/31/12 ~	$11.22	(0.03	)∆	0.05	0.02	–	–
Year ended 7/31/11	$8.20	(0.04	)∆	3.06	3.02	–	–
Year ended 7/31/10	$6.96	(0.04	)∆	1.28	1.24	–	–
Year ended 7/31/09	$11.56	(0.03	)∆	(3.16)	(3.19)	–	(1.41)
Year ended 7/31/08	$15.20	(0.08	)∆	(1.37)	(1.45)	–	(2.19)
Year ended 7/31/07	$16.17	(0.11	)∆@	2.64	2.53	–	(3.50)
Mid Cap Growth Class B Shares
Six months ended 1/31/12 ~	$9.90	(0.06	)∆	0.03	(0.03)	–	–
Year ended 7/31/11	$7.28	(0.10	)∆	2.72	2.62	–	–
Year ended 7/31/10	$6.24	(0.09	)∆	1.13	1.04	–	–
Year ended 7/31/09	$10.68	(0.07	)∆	(2.96)	(3.03)	–	(1.41)
Year ended 7/31/08	$14.31	(0.17	)∆	(1.27)	(1.44)	–	(2.19)
Year ended 7/31/07	$15.50	(0.21	)∆@	2.52	2.31	–	(3.50)
Mid Cap Growth Class C Shares
Six months ended 1/31/12 ~	$9.24	(0.06	)∆	0.04	(0.02)	–	–
Year ended 7/31/11	$6.80	(0.11	)∆	2.55	2.44	–	–
Year ended 7/31/10	$5.82	(0.08	)∆	1.06	0.98	–	–
Year ended 7/31/09	$10.13	(0.07	)∆	(2.83)	(2.90)	–	(1.41)
Year ended 7/31/08	$13.65	(0.16	)∆	(1.17)	(1.33)	–	(2.19)
Year ended 7/31/07	$14.94	(0.20	)∆@	2.41	2.21	–	(3.50)

See notes to financial highlights
and notes to financial statements.

102

Fifth Third Funds
Financial Highlights (For a share of beneficial interest outstanding throughout each period)

			Ratios/Supplemental Data
Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)	Net Assets, End of Period (000’s)	Ratios of Expenses to Average Net Assets (a)	Ratios of Expenses to Average Net Assets (b)	Ratios of Net Investment Income/(Loss) to Average Net Assets		Portfolio Turnover Rate (c)

–	$8.65	(4.00)%*	$25,929	1.45%**	1.06%**	(0.74	)%**	47%
–	$9.01	27.98%	$30,631	1.27%	1.05%	(0.22)%		74%
–	$7.04	15.79%	$35,914	1.25%	1.01%	(0.45)%		86%
–	$6.08	(24.85)%	$43,273	1.25%	1.01%	(0.48)%		81%
(4.50)	$8.09	(10.17)%	$66,801	1.09%	1.01%	(0.60)%		105%
(3.24)	$13.42	20.45%	$112,591	1.06%	1.01%	(0.59)%		90%

–	$8.00	(4.08)%*	$6,962	1.70%**	1.31%**	(0.99	)%**	47%
–	$8.34	27.52%	$8,212	1.52%	1.30%	(0.50)%		74%
–	$6.54	15.55%	$7,036	1.50%	1.26%	(0.69)%		86%
–	$5.66	(24.93)%	$6,630	1.50%	1.26%	(0.73)%		81%
(4.50)	$7.54	(10.48)%	$10,722	1.34%	1.26%	(0.86)%		105%
(3.24)	$12.84	20.11%	$16,036	1.30%	1.26%	(0.84)%		90%

–	$7.15	(4.41)%*	$156	2.45%**	2.06%**	(1.74	)%**	47%
–	$7.48	26.57%	$227	2.27%	2.05%	(1.22)%		74%
–	$5.91	14.76%	$351	2.25%	2.01%	(1.46)%		86%
–	$5.15	(25.58)%	$549	2.25%	2.01%	(1.48)%		81%
(4.50)	$6.92	(11.15)%	$897	2.09%	2.01%	(1.61)%		105%
(3.24)	$12.21	19.31%	$1,318	2.06%	2.01%	(1.59)%		90%

–	$7.15	(4.16)%*	$131	2.45%**	2.06%**	(1.75	)%**	47%
–	$7.47	26.44%	$141	2.27%	2.05%	(1.25)%		74%
–	$5.90	14.34%	$111	2.25%	2.01%	(1.44)%		86%
–	$5.16	(25.54)%	$234	2.26%	2.01%	(1.49)%		81%
(4.50)	$6.93	(11.14)%	$273	2.09%	2.01%	(1.61)%		105%
(3.24)	$12.23	19.18%	$426	2.05%	2.01%	(1.60)%		90%

–	$11.92	0.08%*	$55,383	1.30%**	0.95%**	(0.34	)%**	64%
–	$11.89	37.30%	$69,441	1.24%	0.93%	(0.13)%		111%
–	$8.66	17.98%	$68,705	1.23%	0.89%	(0.25)%		92%
(1.41)	$7.34	(23.93)%	$81,725	1.17%	1.01%	(0.15)%		47%
(2.19)	$12.03	(11.24)%	$209,074	1.11%	1.09%	(0.38)%		96%
(3.50)	$15.70	17.32%@	$313,124	1.09%	1.09%	(0.48)%		55%

–	$11.24	– %*	$15,705	1.55%**	1.20%**	(0.59	)%**	64%
–	$11.22	36.83%	$16,042	1.49%	1.18%	(0.40)%		111%
–	$8.20	17.82%	$12,084	1.48%	1.14%	(0.50)%		92%
(1.41)	$6.96	(24.18)%	$11,989	1.42%	1.24%	(0.38)%		47%
(2.19)	$11.56	(11.43)%	$20,378	1.36%	1.34%	(0.62)%		96%
(3.50)	$15.20	16.93%@	$29,103	1.35%	1.34%	(0.73)%		55%

–	$9.87	(0.40)%*	$511	2.30%**	1.95%**	(1.35	)%**	64%
–	$9.90	35.99%	$826	2.24%	1.93%	(1.10)%		111%
–	$7.28	16.67%	$1,062	2.23%	1.89%	(1.25)%		92%
(1.41)	$6.24	(24.72)%	$1,883	2.17%	2.00%	(1.13)%		47%
(2.19)	$10.68	(12.14)%	$4,187	2.11%	2.09%	(1.38)%		96%
(3.50)	$14.31	16.14%@	$5,707	2.09%	2.09%	(1.48)%		55%

–	$9.22	(0.32)%*	$439	2.30%**	1.95%**	(1.35	)%**	64%
–	$9.24	35.88%	$559	2.24%	1.93%	(1.26)%		111%
–	$6.80	16.84%	$246	2.23%	1.89%	(1.24)%		92%
(1.41)	$5.82	(24.82)%	$376	2.17%	2.00%	(1.13)%		47%
(2.19)	$10.13	(11.88)%	$714	2.11%	2.09%	(1.37)%		96%
(3.50)	$13.65	16.07%@	$802	2.09%	2.09%	(1.47)%		55%

See notes to financial highlights
and notes to financial statements.

103

Fifth Third Funds
Financial Highlights, continued (For a share of beneficial interest outstanding throughout each period)

		Change in Net Assets Resulting from Operations				Less Dividends and Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gains/ (Losses) from Investment Transactions	Change in Net Assets Resulting from Operations	Net Investment Income	Net Realized Gains
Quality Growth Institutional Shares
Six months ended 1/31/12 ~	$17.05	0.01	∆	(0.03)	(0.02)	–	–
Year ended 7/31/11	$13.44	0.01	∆	3.62	3.63	(0.02)	–
Year ended 7/31/10	$12.44	0.02	∆	1.02	1.04	(0.04)	–
Year ended 7/31/09	$16.57	0.07	∆	(3.66)	(3.59)	(0.04)	(0.50)
Year ended 7/31/08	$18.52	0.04	∆	0.72	0.76	(0.04)	(2.67)
Year ended 7/31/07	$15.67	0.11	∆@	3.07	3.18	(0.08)	(0.25)
Quality Growth Class A Shares
Six months ended 1/31/12 ~	$16.52	(0.01	)∆	(0.03)	(0.04)	–	–
Year ended 7/31/11	$13.04	(0.03	)∆	3.51	3.48	–	–
Year ended 7/31/10	$12.09	(0.01	)∆	0.98	0.97	(0.02)	–
Year ended 7/31/09	$16.14	0.04	∆	(3.56)	(3.52)	(0.03)	(0.50)
Year ended 7/31/08	$18.12	(0.01	)∆	0.71	0.70	(0.01)	(2.67)
Year ended 7/31/07	$15.36	0.06	∆@	3.01	3.07	(0.06)	(0.25)
Quality Growth Class B Shares
Six months ended 1/31/12 ~	$15.20	(0.06	)∆	(0.04)	(0.10)	–	–
Year ended 7/31/11	$12.08	(0.13	)∆	3.25	3.12	–	–
Year ended 7/31/10	$11.27	(0.10	)∆	0.91	0.81	–	–
Year ended 7/31/09	$15.19	(0.04	)∆	(3.38)	(3.42)	–	(0.50)
Year ended 7/31/08	$17.30	(0.13	)∆	0.69	0.56	–	(2.67)
Year ended 7/31/07	$14.74	(0.06	)∆@	2.88	2.82	(0.01)	(0.25)
Quality Growth Class C Shares
Six months ended 1/31/12 ~	$14.71	(0.06	)∆	(0.03)	(0.09)	–	–
Year ended 7/31/11	$11.70	(0.13	)∆	3.14	3.01	–	–
Year ended 7/31/10	$10.91	(0.10	)∆	0.89	0.79	–	–
Year ended 7/31/09	$14.72	(0.04	)∆	(3.27)	(3.31)	–	(0.50)
Year ended 7/31/08	$16.85	(0.12	)∆	0.66	0.54	–	(2.67)
Year ended 7/31/07	$14.36	(0.06	)∆@	2.81	2.75	(0.01)	(0.25)
Dividend Growth Institutional Shares
Six months ended 1/31/12 ~	$23.27	0.14	∆	0.16	0.30	(0.15)	–
Year ended 7/31/11	$20.00	0.32	∆	3.28	3.60	(0.33)	–
Year ended 7/31/10	$18.36	0.27	∆	1.64	1.91	(0.27)	–
Year ended 7/31/09	$23.76	0.32	∆	(5.34)	(5.02)	(0.38)	–
Year ended 7/31/08	$25.50	0.34	∆	(1.77)	(1.43)	(0.31)	–
Year ended 7/31/07	$22.56	0.57	∆@	2.85	3.42	(0.48)	–
Dividend Growth Class A Shares
Six months ended 1/31/12 ~	$22.84	0.11	∆	0.15	0.26	(0.12)	–
Year ended 7/31/11	$19.64	0.25	∆	3.23	3.48	(0.28)	–
Year ended 7/31/10	$18.03	0.22	∆	1.61	1.83	(0.22)	–
Year ended 7/31/09	$23.35	0.26	∆	(5.24)	(4.98)	(0.34)	–
Year ended 7/31/08	$25.07	0.27	∆	(1.74)	(1.47)	(0.25)	–
Year ended 7/31/07	$22.18	0.49	∆@	2.82	3.31	(0.42)	–
Dividend Growth Class B Shares
Six months ended 1/31/12 ~	$22.06	0.03	∆	0.15	0.18	(0.05)	–
Year ended 7/31/11	$18.97	0.08	∆	3.11	3.19	(0.10)	–
Year ended 7/31/10	$17.42	0.07	∆	1.55	1.62	(0.07)	–
Year ended 7/31/09	$22.57	0.14	∆	(5.08)	(4.94)	(0.21)	–
Year ended 7/31/08	$24.31	0.08	∆	(1.67)	(1.59)	(0.15)	–
Year ended 7/31/07	$21.53	0.31	∆@	2.71	3.02	(0.24)	–
Dividend Growth Class C Shares
Six months ended 1/31/12 ~	$21.35	0.03	∆	0.13	0.16	(0.05)	–
Year ended 7/31/11	$18.38	0.07	∆	3.03	3.10	(0.13)	–
Year ended 7/31/10	$16.89	0.06	∆	1.52	1.58	(0.09)	–
Year ended 7/31/09	$21.92	0.12	∆	(4.92)	(4.80)	(0.23)	–
Year ended 7/31/08	$23.67	0.08	∆	(1.68)	(1.60)	(0.15)	–
Year ended 7/31/07	$20.97	0.29	∆@	2.66	2.95	(0.25)	–

See notes to financial highlights
and notes to financial statements.

104

Fifth Third Funds
Financial Highlights, continued (For a share of beneficial interest outstanding throughout each period)

			Ratios/Supplemental Data

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)	Net Assets, End of Period (000’s)	Ratios of Expenses to Average Net Assets (a)	Ratios of Expenses to Average Net Assets (b)	Ratios of Net Investment Income/(Loss) to Average Net Assets		Portfolio Turnover Rate (c)

–	$17.03	(0.12)%*	$235,267	1.15%**	1.02%**	0.10	%**	25%
(0.02)	$17.05	27.01%	$262,161	1.13%	1.06%	0.04%		88%
(0.04)	$13.44	8.33%	$232,350	1.13%	1.06%	0.17%		56%
(0.54)	$12.44	(21.13)%	$237,049	1.13%	1.06%	0.62%		31%
(2.71)	$16.57	2.79%	$371,615	1.11%	1.07%	0.21%		57%
(0.33)	$18.52	20.51%@	$535,734	1.10%	1.08%	0.52%		98%

–	$16.48	(0.24)%*	$61,222	1.40%**	1.27%**	(0.15	)%**	25%
–	$16.52	26.69%	$64,891	1.38%	1.31%	(0.21)%		88%
(0.02)	$13.04	8.03%	$58,198	1.38%	1.31%	(0.08)%		56%
(0.53)	$12.09	(21.29)%	$61,219	1.38%	1.31%	0.37%		31%
(2.68)	$16.14	2.51%	$90,015	1.36%	1.32%	(0.03)%		57%
(0.31)	$18.12	20.18%@	$92,728	1.35%	1.33%	0.27%		98%

–	$15.10	(0.66)%*	$827	2.15%**	2.02%**	(0.90	)%**	25%
–	$15.20	25.83%	$1,330	2.13%	2.06%	(0.93)%		88%
–	$12.08	7.19%	$2,563	2.13%	2.06%	(0.81)%		56%
(0.50)	$11.27	(21.96)%	$6,185	2.12%	2.06%	(0.37)%		31%
(2.67)	$15.19	1.78%	$14,165	2.11%	2.07%	(0.77)%		57%
(0.26)	$17.30	19.29%@	$11,347	2.10%	2.08%	(0.49)%		98%

–	$14.62	(0.61)%*	$1,049	2.15%**	2.02%**	(0.90	)%**	25%
–	$14.71	25.73%	$1,113	2.13%	2.06%	(0.95)%		88%
–	$11.70	7.34%	$1,133	2.13%	2.06%	(0.81)%		56%
(0.50)	$10.91	(21.97)%	$1,631	2.13%	2.06%	(0.38)%		31%
(2.67)	$14.72	1.70%	$2,805	2.11%	2.07%	(0.77)%		57%
(0.26)	$16.85	19.30%@	$2,275	2.10%	2.08%	(0.45)%		98%

(0.15)	$23.42	1.32%*	$2,413	4.20%**	0.73%**	1.28	%**	49%
(0.33)	$23.27	18.02%	$3,292	3.31%	0.73%	1.42%		53%
(0.27)	$20.00	10.44%	$5,127	2.82%	0.73%	1.37%		63%
(0.38)	$18.36	(21.12)%	$6,977	2.22%	0.73%	1.76%		102%
(0.31)	$23.76	(5.69)%	$16,556	1.76%	0.73%	1.33%		76%
(0.48)	$25.50	15.22%@	$18,875	1.67%	0.73%	2.08%		68%

(0.12)	$22.98	1.17%*	$2,014	4.47%**	0.98%**	1.04	%**	49%
(0.28)	$22.84	17.77%	$2,038	3.57%	0.98%	1.12%		53%
(0.22)	$19.64	10.19%	$1,963	3.07%	0.98%	1.11%		63%
(0.34)	$18.03	(21.37)%	$2,078	2.50%	0.98%	1.49%		102%
(0.25)	$23.35	(5.93)%	$3,074	2.00%	0.98%	1.08%		76%
(0.42)	$25.07	14.97%@	$3,926	1.92%	0.98%	1.80%		68%

(0.05)	$22.19	0.82%*	$35	5.19%**	1.73%**	0.29	%**	49%
(0.10)	$22.06	16.85%	$38	4.33%	1.73%	0.40%		53%
(0.07)	$18.97	9.38%	$70	3.82%	1.73%	0.38%		63%
(0.21)	$17.42	(21.93)%	$113	3.21%	1.73%	0.79%		102%
(0.15)	$22.57	(6.62)%	$225	2.74%	1.73%	0.34%		76%
(0.24)	$24.31	14.11%@	$369	2.66%	1.73%	1.08%		68%

(0.05)	$21.46	0.78%*	$154	5.24%**	1.73%**	0.29	%**	49%
(0.13)	$21.35	16.90%	$152	4.32%	1.73%	0.35%		53%
(0.09)	$18.38	9.34%	$162	3.82%	1.73%	0.35%		63%
(0.23)	$16.89	(21.93)%	$156	3.26%	1.73%	0.75%		102%
(0.15)	$21.92	(6.83)%	$228	2.74%	1.73%	0.34%		76%
(0.25)	$23.67	14.12%@	$356	2.67%	1.73%	1.02%		68%

See notes to financial highlights
and notes to financial statements.

105

Fifth Third Funds
Financial Highlights, continued
(For a share of beneficial interest outstanding throughout each period)

		Change in Net Assets Resulting from Operations				Less Dividends and Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gains/(Losses) from Investment Transactions	Change in Net Assets Resulting from Operations	Net Investment Income	Net Realized Gains
Micro Cap Value Institutional Shares
Six months ended 1/31/12 ~	$4.58	–	^Δ	0.10	0.10	–	–
Year ended 7/31/11	$3.92	–	^Δ	0.66	0.66	–	–
Year ended 7/31/10	$3.24	(0.01	)Δ	0.69	0.68	–	–
Year ended 7/31/09	$3.75	0.02	Δ	(0.51)	(0.49)	(0.01)	(0.01)
Year ended 7/31/08	$7.02	0.02	Δ	(0.78)	(0.76)	(0.01)	(2.50)
Year ended 7/31/07	$8.05	0.01	Δ	0.93	0.94	(0.05)	(1.92)
Micro Cap Value Class A Shares
Six months ended 1/31/12 ~	$4.24	–	^Δ	0.08	0.08	–	–
Year ended 7/31/11	$3.63	(0.01	)Δ	0.62	0.61	–	–
Year ended 7/31/10	$3.01	(0.01	)Δ	0.63	0.62	–	–
Year ended 7/31/09	$3.49	0.01	Δ	(0.47)	(0.46)	(0.01)	(0.01)
Year ended 7/31/08	$6.73	0.01	Δ	(0.75)	(0.74)	–	(2.50)
Year ended 7/31/07	$7.80	(0.01	)Δ	0.90	0.89	(0.04)	(1.92)
Micro Cap Value Class B Shares
Six months ended 1/31/12 ~	$3.76	(0.01	)Δ	0.07	0.06	–	–
Year ended 7/31/11	$3.25	(0.04	)Δ	0.55	0.51	–	–
Year ended 7/31/10	$2.71	(0.03	)Δ	0.57	0.54	–	–
Year ended 7/31/09	$3.16	(0.01	)Δ	(0.43)	(0.44)	–	(0.01)
Year ended 7/31/08	$6.39	(0.02	)Δ	(0.71)	(0.73)	–	(2.50)
Year ended 7/31/07	$7.52	(0.06	)Δ	0.86	0.80	(0.01)	(1.92)
Micro Cap Value Class C Shares
Six months ended 1/31/12 ~	$3.77	(0.01	)Δ	0.06	0.05	–	–
Year ended 7/31/11	$3.25	(0.04	)Δ	0.56	0.52	–	–
Year ended 7/31/10	$2.72	(0.04	)Δ	0.57	0.53	–	–
Year ended 7/31/09	$3.17	(0.01	)Δ	(0.43)	(0.44)	–	(0.01)
Year ended 7/31/08	$6.39	(0.02	)Δ	(0.70)	(0.72)	–	(2.50)
Year ended 7/31/07	$7.52	(0.05	)Δ	0.84	0.79	–	(1.92)
Small Cap Value Institutional Shares
Six months ended 1/31/12 ~	$19.67	0.08	Δ	0.06	0.14	(0.06)	(1.06)
Year ended 7/31/11	$16.34	0.13	Δ	3.27	3.40	(0.07)	–
Year ended 7/31/10	$13.48	0.11	Δ	2.85	2.96	(0.10)	–
Year ended 7/31/09	$17.04	0.21	Δ	(3.55)	(3.34)	(0.22)	–
Year ended 7/31/08	$20.29	0.19	Δ	(0.91)	(0.72)	(0.16)	(2.37)
Year ended 7/31/07	$20.89	0.13	Δ	2.12	2.25	(0.08)	(2.77)
Small Cap Value Class A Shares
Six months ended 1/31/12 ~	$19.43	0.06	Δ	0.05	0.11	(0.02)	(1.06)
Year ended 7/31/11	$16.15	0.08	Δ	3.23	3.31	(0.03)	–
Year ended 7/31/10	$13.33	0.06	Δ	2.83	2.89	(0.07)	–
Year ended 7/31/09	$16.84	0.18	Δ	(3.51)	(3.33)	(0.18)	–
Year ended 7/31/08	$20.09	0.14	Δ	(0.90)	(0.76)	(0.12)	(2.37)
Year ended 7/31/07	$20.74	0.08	Δ	2.11	2.19	(0.07)	(2.77)
Small Cap Value Class B Shares
Six months ended 1/31/12 ~	$18.45	(0.01	)Δ	0.04	0.03	–	(1.06)
Year ended 7/31/11	$15.42	(0.06	)Δ	3.09	3.03	–	–
Year ended 7/31/10	$12.77	(0.05	)Δ	2.70	2.65	–	–
Year ended 7/31/09	$16.11	0.08	Δ	(3.35)	(3.27)	(0.07)	–
Year ended 7/31/08	$19.34	–	^Δ	(0.86)	(0.86)	–	(2.37)
Year ended 7/31/07	$20.18	(0.08	)Δ	2.05	1.97	(0.04)	(2.77)
Small Cap Value Class C Shares
Six months ended 1/31/12 ~	$18.38	(0.01	)Δ	0.04	0.03	–	(1.06)
Year ended 7/31/11	$15.37	(0.07	)Δ	3.08	3.01	–	–
Year ended 7/31/10	$12.73	(0.06	)Δ	2.70	2.64	–	–
Year ended 7/31/09	$16.07	0.08	Δ	(3.33)	(3.25)	(0.09)	–
Year ended 7/31/08	$19.31	–	^Δ	(0.87)	(0.87)	–	(2.37)
Year ended 7/31/07	$20.14	(0.08	)Δ	2.06	1.98	(0.04)	(2.77)

See notes to financial highlights
and notes to financial statements.

106

Fifth Third Funds
Financial Highlights, continued
(For a share of beneficial interest outstanding throughout each period)

			Ratios/Supplemental Data
Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)	Net Assets, End of Period (000’s)	Ratios of Expenses to Average Net Assets (a)	Ratios of Expenses to Average Net Assets (b)	Ratios of Net Investment Income/(Loss) to Average Net Assets		Portfolio Turnover Rate (c)

–	$4.68	2.18%*	$27,494	1.77%**	1.35%**	0.19	%**	20%
–	$4.58	16.84%	$26,317	1.71%	1.35%	(0.08)%		59%
–	$3.92	20.99%	$21,195	1.82%	1.35%	(0.16)%		56%
(0.02)	$3.24	(12.86)%	$17,394	1.89%	1.35%	0.64%		46%
(2.51)	$3.75	(12.23)%	$22,662	1.82%	1.35%	0.37%		49%
(1.97)	$7.02	12.53%	$51,541	1.52%	1.35%	0.17%		72%

–	$4.32	1.89%*	$18,014	2.02%**	1.60%**	(0.04	)%**	20%
–	$4.24	16.80%	$18,117	1.96%	1.60%	(0.33)%		59%
–	$3.63	20.60%	$11,649	2.07%	1.60%	(0.41)%		56%
(0.02)	$3.01	(13.18)%	$7,497	2.14%	1.60%	0.40%		46%
(2.50)	$3.49	(12.41)%	$10,552	2.06%	1.60%	0.16%		49%
(1.96)	$6.73	12.24%	$11,486	1.77%	1.60%	(0.08)%		72%

–	$3.82	1.60%*	$178	2.77%**	2.35%**	(0.70	)%**	20%
–	$3.76	15.69%	$538	2.71%	2.35%	(1.03)%		59%
–	$3.25	19.93%	$998	2.82%	2.35%	(1.15)%		56%
(0.01)	$2.71	(13.80)%	$1,937	2.89%	2.35%	(0.34)%		46%
(2.50)	$3.16	(13.23)%	$3,032	2.81%	2.35%	(0.62)%		49%
(1.93)	$6.39	11.38%	$5,069	2.53%	2.35%	(0.87)%		72%

–	$3.82	1.33%*	$5,003	2.77%**	2.35%**	(0.79	)%**	20%
–	$3.77	16.00%	$5,563	2.71%	2.35%	(1.10)%		59%
–	$3.25	19.49%	$2,876	2.82%	2.35%	(1.17)%		56%
(0.01)	$2.72	(13.75)%	$1,446	2.88%	2.35%	(0.35)%		46%
(2.50)	$3.17	(12.95)%	$1,749	2.81%	2.35%	(0.62)%		49%
(1.92)	$6.39	11.28%	$2,853	2.51%	2.35%	(0.75)%		72%

(1.12)	$18.69	1.09%*	$57,077	1.40%**	1.03%**	0.89	%**	26%
(0.07)	$19.67	20.80%	$60,170	1.35%	1.11%	0.68%		93%
(0.10)	$16.34	22.00%	$59,572	1.31%	1.16%	0.67%		65%
(0.22)	$13.48	(19.32)%	$65,235	1.30%	1.20%	1.68%		68%
(2.53)	$17.04	(3.68)%	$86,463	1.24%	1.19%	1.05%		60%
(2.85)	$20.29	10.77%	$110,873	1.25%	1.20%	0.61%		46%

(1.08)	$18.46	0.95%*	$1,995	1.65%**	1.28%**	0.64	%**	26%
(0.03)	$19.43	20.52%	$1,980	1.60%	1.36%	0.43%		93%
(0.07)	$16.15	21.69%	$2,241	1.56%	1.41%	0.39%		65%
(0.18)	$13.33	(19.56)%	$1,275	1.55%	1.45%	1.42%		68%
(2.49)	$16.84	(3.95)%	$1,682	1.50%	1.45%	0.77%		60%
(2.84)	$20.09	10.53%	$2,198	1.50%	1.45%	0.36%		46%

(1.06)	$17.42	0.55%*	$485	2.40%**	2.03%**	(0.11	)%**	26%
–	$18.45	19.65%	$584	2.35%	2.11%	(0.33)%		93%
–	$15.42	20.76%	$581	2.31%	2.16%	(0.35)%		65%
(0.07)	$12.77	(20.16)%	$572	2.30%	2.20%	0.68%		68%
(2.37)	$16.11	(4.68)%	$834	2.25%	2.20%	0.03%		60%
(2.81)	$19.34	9.63%	$1,104	2.25%	2.20%	(0.39)%		46%

(1.06)	$17.35	0.61%*	$1,686	2.40%**	2.03%**	(0.11	)%**	26%
–	$18.38	19.58%	$1,802	2.35%	2.11%	(0.39)%		93%
–	$15.37	20.83%	$828	2.31%	2.16%	(0.37)%		65%
(0.09)	$12.73	(20.17)%	$399	2.30%	2.20%	0.68%		68%
(2.37)	$16.07	(4.74)%	$384	2.25%	2.20%	0.01%		60%
(2.81)	$19.31	9.66%	$713	2.25%	2.20%	(0.39)%		46%

See notes to financial highlights
and notes to financial statements.

107

Fifth Third Funds
Financial Highlights, continued
(For a share of beneficial interest outstanding throughout each period)

		Change in Net Assets Resulting from Operations				Less Dividends and Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gains/(Losses) from Investment Transactions	Change in Net Assets Resulting from Operations	Net Investment Income	Net Realized Gains
All Cap Value Institutional Shares
Six months ended 1/31/12 ~	$15.93	0.14	Δ	(0.02)	0.12	(0.15)	–
Year ended 7/31/11	$13.79	0.20	Δ	2.13	2.33	(0.19)	–
Year ended 7/31/10	$12.52	0.16	Δ	1.26	1.42	(0.15)	–
Year ended 7/31/09	$17.98	0.24	Δ	(4.42)	(4.18)	(0.27)	(1.01)
Year ended 7/31/08	$25.65	0.31	Δ	(4.14)	(3.83)	(0.28)	(3.56)
Year ended 7/31/07	$25.68	0.37	Δ	4.19	4.56	(0.36)	(4.23)
All Cap Value Class A Shares
Six months ended 1/31/12 ~	$15.64	0.12	Δ	(0.02)	0.10	(0.13)	–
Year ended 7/31/11	$13.54	0.15	Δ	2.10	2.25	(0.15)	–
Year ended 7/31/10	$12.30	0.12	Δ	1.24	1.36	(0.12)	–
Year ended 7/31/09	$17.69	0.21	Δ	(4.35)	(4.14)	(0.24)	(1.01)
Year ended 7/31/08	$25.30	0.25	Δ	(4.07)	(3.82)	(0.23)	(3.56)
Year ended 7/31/07	$25.39	0.30	Δ	4.13	4.43	(0.29)	(4.23)
All Cap Value Class B Shares
Six months ended 1/31/12 ~	$14.79	0.06	Δ	(0.01)	0.05	(0.09)	–
Year ended 7/31/11	$12.83	0.04	Δ	1.98	2.02	(0.06)	–
Year ended 7/31/10	$11.66	0.02	Δ	1.17	1.19	(0.02)	–
Year ended 7/31/09	$16.90	0.11	Δ	(4.18)	(4.07)	(0.16)	(1.01)
Year ended 7/31/08	$24.35	0.09	Δ	(3.89)	(3.80)	(0.09)	(3.56)
Year ended 7/31/07	$24.61	0.10	Δ	3.99	4.09	(0.12)	(4.23)
All Cap Value Class C Shares
Six months ended 1/31/12 ~	$14.75	0.06	Δ	(0.02)	0.04	(0.09)	–
Year ended 7/31/11	$12.79	0.04	Δ	1.98	2.02	(0.06)	–
Year ended 7/31/10	$11.63	0.02	Δ	1.17	1.19	(0.03)	–
Year ended 7/31/09	$16.86	0.11	Δ	(4.16)	(4.05)	(0.17)	(1.01)
Year ended 7/31/08	$24.32	0.09	Δ	(3.89)	(3.80)	(0.10)	(3.56)
Year ended 7/31/07	$24.59	0.11	Δ	3.98	4.09	(0.13)	(4.23)
Disciplined Large Cap Value Institutional Shares
Six months ended 1/31/12 ~	$10.76	0.11	Δ	0.02	0.13	(0.12)	–
Year ended 7/31/11	$9.42	0.19	Δ	1.34	1.53	(0.19)	–
Year ended 7/31/10	$8.55	0.15	Δ	0.86	1.01	(0.14)	–
Year ended 7/31/09	$11.48	0.22	Δ	(2.74)	(2.52)	(0.25)	(0.16)
Year ended 7/31/08	$14.39	0.25	Δ	(2.03)	(1.78)	(0.23)	(0.90)
Year ended 7/31/07	$14.72	0.22	Δ@	1.80	2.02	(0.22)	(2.13)
Disciplined Large Cap Value Class A Shares
Six months ended 1/31/12 ~	$10.73	0.09	Δ	0.01	0.10	(0.10)	–
Year ended 7/31/11	$9.39	0.16	Δ	1.34	1.50	(0.16)	–
Year ended 7/31/10	$8.52	0.13	Δ	0.85	0.98	(0.11)	–
Year ended 7/31/09	$11.44	0.19	Δ	(2.72)	(2.53)	(0.23)	(0.16)
Year ended 7/31/08	$14.35	0.21	Δ	(2.03)	(1.82)	(0.19)	(0.90)
Year ended 7/31/07	$14.69	0.18	Δ@	1.79	1.97	(0.18)	(2.13)
Disciplined Large Cap Value Class B Shares
Six months ended 1/31/12 ~	$10.85	0.06	Δ	0.02	0.08	(0.07)	–
Year ended 7/31/11	$9.49	0.08	Δ	1.36	1.44	(0.08)	–
Year ended 7/31/10	$8.62	0.06	Δ	0.85	0.91	(0.04)	–
Year ended 7/31/09	$11.57	0.14	Δ	(2.76)	(2.62)	(0.17)	(0.16)
Year ended 7/31/08	$14.49	0.12	Δ	(2.05)	(1.93)	(0.09)	(0.90)
Year ended 7/31/07	$14.81	0.08	Δ@	1.80	1.88	(0.07)	(2.13)
Disciplined Large Cap Value Class C Shares
Six months ended 1/31/12 ~	$10.60	0.06	Δ	0.01	0.07	(0.07)	–
Year ended 7/31/11	$9.27	0.08	Δ	1.33	1.41	(0.08)	–
Year ended 7/31/10	$8.42	0.05	Δ	0.85	0.90	(0.05)	–
Year ended 7/31/09	$11.32	0.13	Δ	(2.70)	(2.57)	(0.17)	(0.16)
Year ended 7/31/08	$14.21	0.11	Δ	(2.01)	(1.90)	(0.09)	(0.90)
Year ended 7/31/07	$14.56	0.08	Δ@	1.77	1.85	(0.07)	(2.13)

See notes to financial highlights
and notes to financial statements.

108

Fifth Third Funds
Financial Highlights, continued
(For a share of beneficial interest outstanding throughout each period)

			Ratios/Supplemental Data
Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)	Net Assets, End of Period (000’s)	Ratios of Expenses to Average Net Assets (a)	Ratios of Expenses to Average Net Assets (b)	Ratios of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)

(0.15)	$15.90	0.81%*	$62,365	1.54%**	0.92%**	1.87%**	32%
(0.19)	$15.93	16.94%	$70,346	1.45%	0.99%	1.25%	59%
(0.15)	$13.79	11.30%	$86,521	1.42%	1.07%	1.12%	37%
(1.28)	$12.52	(22.15)%	$93,858	1.40%	1.16%	2.00%	42%
(3.84)	$17.98	(17.47)%	$165,714	1.34%	1.19%	1.43%	43%
(4.59)	$25.65	18.93%	$223,709	1.31%	1.22%	1.40%	23%

(0.13)	$15.61	0.72%*	$25,460	1.79%**	1.17%**	1.62%**	32%
(0.15)	$15.64	16.66%	$27,948	1.70%	1.24%	1.00%	59%
(0.12)	$13.54	11.01%	$35,731	1.67%	1.32%	0.86%	37%
(1.25)	$12.30	(22.29)%	$33,491	1.65%	1.41%	1.72%	42%
(3.79)	$17.69	(17.65)%	$52,999	1.59%	1.44%	1.19%	43%
(4.52)	$25.30	18.58%	$44,717	1.56%	1.47%	1.14%	23%

(0.09)	$14.75	0.37%*	$2,132	2.54%**	1.92%**	0.89%**	32%
(0.06)	$14.79	15.72%	$2,715	2.45%	1.99%	0.25%	59%
(0.02)	$12.83	10.24%	$4,182	2.42%	2.07%	0.14%	37%
(1.17)	$11.66	(22.98)%	$8,991	2.40%	2.16%	0.99%	42%
(3.65)	$16.90	(18.24)%	$15,431	2.34%	2.19%	0.43%	43%
(4.35)	$24.35	17.65%	$23,974	2.31%	2.22%	0.40%	23%

(0.09)	$14.70	0.30%*	$2,729	2.54%**	1.92%**	0.89%**	32%
(0.06)	$14.75	15.80%	$3,666	2.45%	1.99%	0.24%	59%
(0.03)	$12.79	10.20%	$4,054	2.42%	2.07%	0.13%	37%
(1.18)	$11.63	(22.97)%	$5,102	2.39%	2.16%	0.98%	42%
(3.66)	$16.86	(18.25)%	$8,647	2.34%	2.19%	0.43%	43%
(4.36)	$24.32	17.67%	$8,150	2.31%	2.22%	0.40%	23%

(0.12)	$10.77	1.27%*	$169,393	1.11%**	0.79%**	2.14%**	54%
(0.19)	$10.76	16.31%	$189,336	1.09%	0.86%	1.80%	72%
(0.14)	$9.42	11.80%	$331,332	1.07%	0.92%	1.58%	54%
(0.41)	$8.55	(21.78)%	$308,345	1.07%	0.98%	2.58%	58%
(1.13)	$11.48	(13.52)%	$487,006	1.08%	1.01%	1.88%	47%
(2.35)	$14.39	14.52%@	$649,497	1.07%	1.03%	1.50%	49%

(0.10)	$10.73	1.06%*	$9,843	1.36%**	1.04%**	1.88%**	54%
(0.16)	$10.73	16.07%	$10,318	1.34%	1.11%	1.52%	72%
(0.11)	$9.39	11.56%	$10,845	1.32%	1.17%	1.33%	54%
(0.39)	$8.52	(22.02)%	$11,024	1.32%	1.23%	2.32%	58%
(1.09)	$11.44	(13.67)%	$17,759	1.33%	1.26%	1.63%	47%
(2.31)	$14.35	14.13%@	$29,725	1.32%	1.27%	1.24%	49%

(0.07)	$10.86	0.80%*	$590	2.11%**	1.79%**	1.18%**	54%
(0.08)	$10.85	15.20%	$882	2.09%	1.86%	0.79%	72%
(0.04)	$9.49	10.61%	$1,315	2.07%	1.92%	0.58%	54%
(0.33)	$8.62	(22.52)%	$1,991	2.07%	1.98%	1.61%	58%
(0.99)	$11.57	(14.40)%	$3,932	2.08%	2.01%	0.88%	47%
(2.20)	$14.49	13.38%@	$5,872	2.07%	2.03%	0.50%	49%

(0.07)	$10.60	0.76%*	$339	2.11%**	1.79%**	1.14%**	54%
(0.08)	$10.60	15.26%	$371	2.09%	1.86%	0.77%	72%
(0.05)	$9.27	10.66%	$583	2.07%	1.92%	0.59%	54%
(0.33)	$8.42	(22.55)%	$778	2.07%	1.98%	1.59%	58%
(0.99)	$11.32	(14.40)%	$1,756	2.08%	2.01%	0.88%	47%
(2.20)	$14.21	13.34%@	$2,533	2.07%	2.02%	0.50%	49%

See notes to financial highlights
and notes to financial statements.

109

Fifth Third Funds
Financial Highlights, continued
(For a share of beneficial interest outstanding throughout each period)

		Change in Net Assets Resulting from Operations				Less Dividends and Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gains/(Losses) from Investment Transactions	Change in Net Assets Resulting from Operations	Net Investment Income	Net Realized Gains
Structured Large Cap Plus Institutional Shares
Six months ended 1/31/12 ~	$12.42	0.08	Δ	0.53	0.61	(0.09)	–
Year ended 7/31/11	$10.07	0.13	Δ	2.42 †	2.55	(0.20)	–
Year ended 7/31/10	$9.05	0.10	Δ	1.02	1.12	(0.10)	–
Year ended 7/31/09	$14.66	0.17	Δ	(5.53)	(5.36)	(0.25)	–
Year ended 7/31/08	$16.95	0.14	Δ	(2.22)	(2.08)	(0.13)	(0.08)
Year ended 7/31/07	$15.16	0.17	Δ	1.80	1.97	(0.12)	(0.06)
Structured Large Cap Plus Class A Shares
Six months ended 1/31/12 ~	$12.26	0.06	Δ	0.53	0.59	(0.08)	–
Year ended 7/31/11	$9.93	0.10	Δ	2.39 †	2.49	(0.16)	–
Year ended 7/31/10	$8.94	0.08	Δ	0.99	1.07	(0.08)	–
Year ended 7/31/09	$14.45	0.15	Δ	(5.43)	(5.28)	(0.23)	–
Year ended 7/31/08	$16.71	0.10	Δ	(2.20)	(2.10)	(0.08)	(0.08)
Year ended 7/31/07	$14.96	0.12	Δ	1.78	1.90	(0.09)	(0.06)
Structured Large Cap Plus Class B Shares
Six months ended 1/31/12 ~	$12.25	0.02	Δ	0.52	0.54	(0.04)	–
Year ended 7/31/11	$9.88	0.02	Δ	2.38 †	2.40	(0.03)	–
Year ended 7/31/10	$8.88	–	^Δ	1.02	1.02	(0.02)	–
Year ended 7/31/09	$14.41	0.07	Δ	(5.44)	(5.37)	(0.16)	–
Year ended 7/31/08	$16.69	(0.02	)Δ	(2.18)	(2.20)	–	(0.08)
Year ended 7/31/07	$14.98	–	Δ	1.78	1.78	(0.01)	(0.06)
Structured Large Cap Plus Class C Shares
Six months ended 1/31/12 ~	$12.21	0.02	Δ	0.55	0.57	(0.04)	–
Year ended 7/31/11	$9.89	0.02	Δ	2.37 †	2.39	(0.07)	–
Year ended 7/31/10	$8.91	–	^Δ	1.00	1.00	(0.02)	–
Year ended 7/31/09	$14.41	0.10	Δ	(5.45)	(5.35)	(0.15)	–
Year ended 7/31/08	$16.70	(0.02	)Δ	(2.19)	(2.21)	–	(0.08)
Year ended 7/31/07	$14.98	–	Δ	1.79	1.79	(0.01)	(0.06)
See notes to financial highlights
and notes to financial statements.

110

Fifth Third Funds
Financial Highlights, continued
(For a share of beneficial interest outstanding throughout each period)

			Ratios/Supplemental Data
Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)	Net Assets, End of Period (000’s)	Ratios of Expenses to Average Net Assets (a)		Ratios of Expenses to Average Net Assets (b)		Ratios of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate (c)

(0.09)	$12.94	5.00%*	$69,356	1.66	%Ω**	1.35	%Ω**	1.33%**	65%
(0.20)	$12.42	25.51%†	$72,773	1.70	%Ω	1.39	%Ω	1.16%	198%
(0.10)	$10.07	12.35%	$76,897	2.04	%Ω!	1.68	%Ω!	1.01%	180%
(0.25)	$9.05	(36.73)%	$72,778	2.08	%Ω!	1.71	%Ω!	1.71%	188%
(0.21)	$14.66	(12.31)%	$133,506	1.76	%Ω	1.51	%Ω	0.89%	147%
(0.18)	$16.95	12.94%	$180,126	1.02	%Ω	0.92	%Ω	0.99%	141%

(0.08)	$12.77	4.84%*	$5,447	1.91	%Ω**	1.60	%Ω**	1.07%**	65%
(0.16)	$12.26	25.27%†	$5,362	1.95	%Ω	1.64	%Ω	0.90%	198%
(0.08)	$9.93	11.96%	$5,028	2.29	%Ω!	1.93	%Ω!	0.77%	180%
(0.23)	$8.94	(36.73)%	$5,648	2.29	%Ω!	1.93	%Ω!	1.50%	188%
(0.16)	$14.45	(12.65)%	$12,505	2.01	%Ω	1.76	%Ω	0.63%	147%
(0.15)	$16.71	12.70%	$18,972	1.27	%Ω	1.17	%Ω	0.75%	141%

(0.04)	$12.75	4.42%*	$101	2.66	%Ω**	2.35	%Ω**	0.34%**	65%
(0.03)	$12.25	24.34%†	$115	2.70	%Ω	2.39	%Ω	0.18%	198%
(0.02)	$9.88	11.52%	$233	3.04	%Ω!	2.69	%Ω!	0.02%	180%
(0.16)	$8.88	(37.43)%	$347	3.05	%Ω!	2.70	%Ω!	0.75%	188%
(0.08)	$14.41	(13.24)%	$723	2.76	%Ω	2.51	%Ω	(0.11)%	147%
(0.07)	$16.69	11.86%	$1,044	2.03	%Ω	1.92	%Ω	(0.01)%	141%

(0.04)	$12.74	4.70%*	$90	2.64	%Ω**	2.33	%Ω**	0.26%**	65%
(0.07)	$12.21	24.21%†	$53	2.70	%Ω	2.39	%Ω	0.22%	198%
(0.02)	$9.89	11.17%	$48	3.06	%Ω!	2.69	%Ω!	0.03%	180%
(0.15)	$8.91	(37.34)%	$22	2.81	%Ω!	2.50	%Ω!	1.05%	188%
(0.08)	$14.41	(13.29)%	$75	2.76	%Ω	2.51	%Ω	(0.11)%	147%
(0.07)	$16.70	11.93%	$125	2.03	%Ω	1.92	%Ω	(0.02)%	141%

See notes to financial highlights
and notes to financial statements.

111

Fifth Third Funds
Financial Highlights, continued
(For a share of beneficial interest outstanding throughout each period)

		Change in Net Assets Resulting from Operations			Less Dividends and Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gains/ (Losses) from Investment Transactions	Change in Net Assets Resulting from Operations	Net Investment Income	Net Realized Gains
Equity Index Institutional Shares
Six months ended 1/31/12 ~	$23.80	0.23Δ	0.36	0.59	(0.26)	(0.08)
Year ended 7/31/11	$20.97	0.41Δ	3.62	4.03	(0.42)	(0.78)
Year ended 7/31/10	$18.76	0.39Δ	2.19	2.58	(0.37)	–
Year ended 7/31/09	$24.05	0.44Δ	(5.24)	(4.80)	(0.49)	–
Year ended 7/31/08	$27.60	0.52Δ	(3.58)	(3.06)	(0.49)	–
Year ended 7/31/07	$24.24	0.50Δ	3.35	3.85	(0.49)	–
Equity Index Class A Shares
Six months ended 1/31/12 ~	$23.70	0.20Δ	0.37	0.57	(0.23)	(0.08)
Year ended 7/31/11	$20.90	0.35Δ	3.59	3.94	(0.36)	(0.78)
Year ended 7/31/10	$18.70	0.34Δ	2.18	2.52	(0.32)	–
Year ended 7/31/09	$23.97	0.40Δ	(5.22)	(4.82)	(0.45)	–
Year ended 7/31/08	$27.51	0.46Δ	(3.58)	(3.12)	(0.42)	–
Year ended 7/31/07	$24.16	0.43Δ	3.34	3.77	(0.42)	–
Equity Index Class B Shares
Six months ended 1/31/12 ~	$23.57	0.12Δ	0.35	0.47	(0.13)	(0.08)
Year ended 7/31/11	$20.77	0.18Δ	3.58	3.76	(0.18)	(0.78)
Year ended 7/31/10	$18.58	0.18Δ	2.17	2.35	(0.16)	–
Year ended 7/31/09	$23.84	0.26Δ	(5.19)	(4.93)	(0.33)	–
Year ended 7/31/08	$27.34	0.26Δ	(3.56)	(3.30)	(0.20)	–
Year ended 7/31/07	$24.01	0.22Δ	3.33	3.55	(0.22)	–
Equity Index Class C Shares
Six months ended 1/31/12 ~	$23.50	0.12Δ	0.36	0.48	(0.14)	(0.08)
Year ended 7/31/11	$20.75	0.18Δ	3.55	3.73	(0.20)	(0.78)
Year ended 7/31/10	$18.59	0.18Δ	2.13	2.31	(0.15)	–
Year ended 7/31/09	$23.86	0.26Δ	(5.20)	(4.94)	(0.33)	–
Year ended 7/31/08	$27.37	0.26Δ	(3.57)	(3.31)	(0.20)	–
Year ended 7/31/07	$24.03	0.22Δ	3.34	3.56	(0.22)	–
Equity Index Select Shares
Six months ended 1/31/12 ~	$23.79	0.22Δ	0.36	0.58	(0.25)	(0.08)
Year ended 7/31/11	$20.97	0.40Δ	3.60	4.00	(0.40)	(0.78)
Year ended 7/31/10	$18.76	0.37Δ	2.20	2.57	(0.36)	–
Year ended 7/31/09	$24.05	0.42Δ	(5.23)	(4.81)	(0.48)	–
Year ended 7/31/08	$27.59	0.50Δ	(3.58)	(3.08)	(0.46)	–
Year ended 7/31/07	$24.23	0.47Δ	3.35	3.82	(0.46)	–
Equity Index Preferred Shares
Six months ended 1/31/12 ~	$23.78	0.21Δ	0.37	0.58	(0.24)	(0.08)
Year ended 7/31/11	$20.96	0.38Δ	3.60	3.98	(0.38)	(0.78)
Year ended 7/31/10	$18.76	0.36Δ	2.18	2.54	(0.34)	–
Year ended 7/31/09	$24.05	0.42Δ	(5.25)	(4.83)	(0.46)	–
Year ended 7/31/08	$27.59	0.48Δ	(3.58)	(3.10)	(0.44)	–
Year ended 7/31/07	$24.23	0.45Δ	3.37	3.82	(0.46)	–
Equity Index Trust Shares
Six months ended 1/31/12 ~	$23.80	0.20Δ	0.37	0.57	(0.23)	(0.08)
Year ended 7/31/11	$20.97	0.36Δ	3.60	3.96	(0.35)	(0.78)
Year ended 7/31/10	$18.76	0.34Δ	2.19	2.53	(0.32)	–
Year ended 7/31/09	$24.05	0.41Δ	(5.25)	(4.84)	(0.45)	–
Year ended 7/31/08	$27.60	0.46Δ	(3.60)	(3.14)	(0.41)	–
Year ended 7/31/07	$24.23	0.43Δ	3.36	3.79	(0.42)	–

See notes to financial highlights
and notes to financial statements.

112

Fifth Third Funds
Financial Highlights, continued
(For a share of beneficial interest outstanding throughout each period)

			Ratios/Supplemental Data
Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)	Net Assets, End of Period (000’s)	Ratios of Expenses to Average Net Assets (a)	Ratios of Expenses to Average Net Assets (b)	Ratios of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)

(0.34)	$24.05	2.57%*	$192,194	0.60%**	0.19%**	2.02%**	2%
(1.20)	$23.80	19.54%	$187,435	0.59%	0.19%	1.77%	2%
(0.37)	$20.97	13.77%	$148,671	0.61%	0.19%	1.87%	6%
(0.49)	$18.76	(19.89)%	$141,566	0.62%	0.19%	2.47%	7%
(0.49)	$24.05	(11.27)%	$169,016	0.60%	0.19%	1.97%	4%
(0.49)	$27.60	15.92%	$193,180	0.61%	0.19%	1.84%	4%

(0.31)	$23.96	2.49%*	$43,220	0.85%**	0.44%**	1.78%**	2%
(1.14)	$23.70	19.17%	$44,879	0.84%	0.44%	1.53%	2%
(0.32)	$20.90	13.47%	$37,146	0.86%	0.44%	1.62%	6%
(0.45)	$18.70	(20.05)%	$41,527	0.87%	0.44%	2.22%	7%
(0.42)	$23.97	(11.51)%	$55,640	0.85%	0.44%	1.71%	4%
(0.42)	$27.51	15.65%	$65,640	0.86%	0.44%	1.59%	4%

(0.21)	$23.83	2.07%*	$769	1.60%**	1.19%**	1.05%**	2%
(0.96)	$23.57	18.35%	$959	1.59%	1.19%	0.79%	2%
(0.16)	$20.77	12.62%	$1,381	1.61%	1.19%	0.86%	6%
(0.33)	$18.58	(20.68)%	$1,989	1.62%	1.19%	1.49%	7%
(0.20)	$23.84	(12.15)%	$3,029	1.60%	1.19%	0.97%	4%
(0.22)	$27.34	14.79%	$3,961	1.61%	1.19%	0.84%	4%

(0.22)	$23.76	2.10%*	$1,314	1.60%**	1.19%**	1.03%**	2%
(0.98)	$23.50	18.22%	$1,311	1.59%	1.19%	0.77%	2%
(0.15)	$20.75	12.43%	$1,032	1.61%	1.19%	0.88%	6%
(0.33)	$18.59	(20.69)%	$1,452	1.62%	1.19%	1.46%	7%
(0.20)	$23.86	(12.17)%	$1,876	1.60%	1.19%	0.97%	4%
(0.22)	$27.37	14.81%	$2,223	1.61%	1.19%	0.83%	4%

(0.33)	$24.04	2.52%*	$11,817	0.68%**	0.27%**	1.94%**	2%
(1.18)	$23.79	19.40%	$10,891	0.67%	0.27%	1.70%	2%
(0.36)	$20.97	13.68%	$8,841	0.69%	0.27%	1.79%	6%
(0.48)	$18.76	(19.95)%	$9,732	0.70%	0.27%	2.38%	7%
(0.46)	$24.05	(11.32)%	$11,175	0.68%	0.27%	1.87%	4%
(0.46)	$27.59	15.83%	$17,852	0.69%	0.27%	1.76%	4%

(0.32)	$24.04	2.53%*	$93,140	0.75%**	0.34%**	1.88%**	2%
(1.16)	$23.78	19.33%	$93,185	0.74%	0.34%	1.61%	2%
(0.34)	$20.96	13.61%	$44,378	0.76%	0.34%	1.71%	6%
(0.46)	$18.76	(20.04)%	$43,098	0.77%	0.34%	2.33%	7%
(0.44)	$24.05	(11.38)%	$56,847	0.75%	0.34%	1.81%	4%
(0.46)	$27.59	15.76%	$69,251	0.76%	0.34%	1.68%	4%

(0.31)	$24.06	2.47%*	$16,518	0.85%**	0.44%**	1.79%**	2%
(1.13)	$23.80	19.21%	$18,105	0.84%	0.44%	1.57%	2%
(0.32)	$20.97	13.49%	$31,979	0.86%	0.44%	1.62%	6%
(0.45)	$18.76	(20.08)%	$27,411	0.87%	0.44%	2.24%	7%
(0.41)	$24.05	(11.51)%	$53,924	0.85%	0.44%	1.72%	4%
(0.42)	$27.60	15.69%	$68,661	0.86%	0.44%	1.59%	4%

See notes to financial highlights
and notes to financial statements.

113

Fifth Third Funds
Financial Highlights, continued
(For a share of beneficial interest outstanding throughout each period)

		Change in Net Assets Resulting from Operations				Less Dividends and Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gains/(Losses) from Investment Transactions	Change in Net Assets Resulting from Operations	Net Investment Income	Net Realized Gains
International Equity Institutional Shares
Six months ended 1/31/12 ~	$8.44	0.03	Δ	(1.00)	(0.97)	(0.22)	–
Year ended 7/31/11	$7.35	0.18	Δ	1.10	1.28	(0.19)	–
Year ended 7/31/10	$7.25	0.16	Δ	0.19	0.35	(0.25)	–
Year ended 7/31/09	$12.24	0.22	Δ	(3.59)	(3.37)	(0.19)	(1.43)
Year ended 7/31/08	$15.55	0.45	Δ	(2.30)	(1.85)	(0.46)	(1.00)
Year ended 7/31/07	$12.83	0.18	Δ@	2.92	3.10	(0.11)	(0.27)
International Equity Class A Shares
Six months ended 1/31/12 ~	$8.42	0.03	Δ	(1.00)	(0.97)	(0.20)	–
Year ended 7/31/11	$7.33	0.17	Δ	1.09	1.26	(0.17)	–
Year ended 7/31/10	$7.24	0.14	Δ	0.19	0.33	(0.24)	–
Year ended 7/31/09	$12.23	0.20	Δ	(3.59)	(3.39)	(0.17)	(1.43)
Year ended 7/31/08	$15.54	0.40	Δ	(2.28)	(1.88)	(0.43)	(1.00)
Year ended 7/31/07	$12.84	0.15	Δ@	2.92	3.07	(0.10)	(0.27)
International Equity Class B Shares
Six months ended 1/31/12 ~	$8.26	–	^Δ	(0.98)	(0.98)	(0.07)	–
Year ended 7/31/11	$7.15	0.11	Δ	1.05	1.16	(0.05)	–
Year ended 7/31/10	$7.09	0.08	Δ	0.18	0.26	(0.20)	–
Year ended 7/31/09	$11.95	0.14	Δ	(3.48)	(3.34)	(0.09)	(1.43)
Year ended 7/31/08	$15.21	0.29	Δ	(2.23)	(1.94)	(0.32)	(1.00)
Year ended 7/31/07	$12.64	0.04	Δ@	2.86	2.90	(0.06)	(0.27)
International Equity Class C Shares
Six months ended 1/31/12 ~	$7.85	–	^Δ	(0.93)	(0.93)	(0.13)	–
Year ended 7/31/11	$6.84	0.10	Δ	1.01	1.11	(0.10)	–
Year ended 7/31/10	$6.79	0.08	Δ	0.18	0.26	(0.21)	–
Year ended 7/31/09	$11.61	0.14	Δ	(3.42)	(3.28)	(0.11)	(1.43)
Year ended 7/31/08	$14.81	0.30	Δ	(2.18)	(1.88)	(0.32)	(1.00)
Year ended 7/31/07	$12.31	0.02	Δ@	2.81	2.83	(0.06)	(0.27)
Strategic Income Institutional Shares
Six months ended 1/31/12 ~	$10.49	0.26	Δ	0.07	0.33	(0.28)	–
Year ended 7/31/11	$10.02	0.54	Δ	0.45	0.99	(0.52)	–
Year ended 7/31/10	$8.95	0.53	Δ	1.26	1.79	(0.72)	–
Year ended 7/31/09	$9.38	0.57	Δ	(0.38)	0.19	(0.61)	(0.01)
Year ended 7/31/08	$11.18	0.55	Δ	(1.41)	(0.85)	(0.61)	(0.33)
Year ended 7/31/07	$11.28	0.55	Δ	0.01	0.56	(0.55)	(0.11)
Strategic Income Class A Shares
Six months ended 1/31/12 ~	$10.47	0.25	Δ	0.06	0.31	(0.26)	–
Year ended 7/31/11	$10.00	0.52	Δ	0.44	0.96	(0.49)	–
Year ended 7/31/10	$8.93	0.51	Δ	1.26	1.77	(0.70)	–
Year ended 7/31/09	$9.36	0.56	Δ	(0.39)	0.17	(0.59)	(0.01)
Year ended 7/31/08	$11.15	0.53	Δ	(1.41)	(0.88)	(0.58)	(0.33)
Year ended 7/31/07	$11.25	0.52	Δ	0.02	0.54	(0.52)	(0.11)
Strategic Income Class B Shares
Six months ended 1/31/12 ~	$10.46	0.20	Δ	0.07	0.27	(0.22)	–
Year ended 7/31/11	$9.99	0.44	Δ	0.45	0.89	(0.42)	–
Year ended 7/31/10	$8.93	0.44	Δ	1.25	1.69	(0.63)	–
Year ended 7/31/09	$9.36	0.50	Δ	(0.38)	0.12	(0.54)	(0.01)
Year ended 7/31/08	$11.15	0.45	Δ	(1.41)	(0.96)	(0.50)	(0.33)
Year ended 7/31/07	$11.25	0.43	Δ	0.02	0.45	(0.44)	(0.11)
Strategic Income Class C Shares
Six months ended 1/31/12 ~	$10.36	0.21	Δ	0.07	0.28	(0.23)	–
Year ended 7/31/11	$9.90	0.44	Δ	0.44	0.88	(0.42)	–
Year ended 7/31/10	$8.85	0.43	Δ	1.25	1.68	(0.63)	–
Year ended 7/31/09	$9.29	0.49	Δ	(0.38)	0.11	(0.54)	(0.01)
Year ended 7/31/08	$11.07	0.45	Δ	(1.40)	(0.95)	(0.50)	(0.33)
Year ended 7/31/07	$11.17	0.43	Δ	0.02	0.45	(0.44)	(0.11)

See notes to financial highlights
and notes to financial statements.

114

Fifth Third Funds
Financial Highlights, continued
(For a share of beneficial interest outstanding throughout each period)

			Ratios/Supplemental Data
Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)	Net Assets, End of Period (000’s)	Ratios of Expenses to Average Net Assets (a)	Ratios of Expenses to Average Net Assets (b)		Ratios of Net Investment Income/(Loss) to Average Net Assets		Portfolio Turnover Rate (c)

(0.22)	$7.25	(11.27)%*	$147,955	1.42%**	1.17	%‡**	0.97	%**	48%
(0.19)	$8.44	17.42%	$176,521	1.36%	1.17	%‡	2.22%		131%
(0.25)	$7.35	4.61%	$229,888	1.34%	1.18	%‡	2.18%		137%
(1.62)	$7.25	(24.36)%	$233,968	1.34%	1.22	%‡	3.01%		104%
(1.46)	$12.24	(13.56)%	$420,993	1.36%	1.26%		3.13%		155%
(0.38)	$15.55	24.57%@	$469,183	1.36%	1.35%		1.29%		20%

(0.20)	$7.25	(11.35)%*	$8,567	1.67%**	1.42	%‡**	0.72	%**	48%
(0.17)	$8.42	17.17%	$10,258	1.61%	1.42	%‡	2.10%		131%
(0.24)	$7.33	4.34%	$10,216	1.59%	1.43	%‡	1.87%		137%
(1.60)	$7.24	(24.64)%	$11,754	1.59%	1.47	%‡	2.74%		104%
(1.43)	$12.23	(13.81)%	$20,160	1.60%	1.50%		2.80%		155%
(0.37)	$15.54	24.35%@	$21,533	1.61%	1.60%		1.06%		20%

(0.07)	$7.21	(11.80)%*	$222	2.42%**	2.17	%‡**	0.03	%**	48%
(0.05)	$8.26	16.29%	$346	2.36%	2.17	%‡	1.32%		131%
(0.20)	$7.15	3.57%	$565	2.34%	2.18	%‡	1.02%		137%
(1.52)	$7.09	(25.00)%	$978	2.34%	2.22	%‡	1.99%		104%
(1.32)	$11.95	(14.45)%	$2,177	2.36%	2.26%		2.10%		155%
(0.33)	$15.21	23.36%@	$2,677	2.35%	2.35%		0.32%		20%

(0.13)	$6.79	(11.77)%*	$204	2.42%**	2.17	%‡**	(0.03	)%**	48%
(0.10)	$7.85	16.23%	$275	2.36%	2.17	%‡	1.28%		131%
(0.21)	$6.84	3.59%	$310	2.34%	2.18	%‡	1.11%		137%
(1.54)	$6.79	(25.18)%	$378	2.34%	2.22	%‡	2.01%		104%
(1.32)	$11.61	(14.43)%	$721	2.36%	2.26%		2.19%		155%
(0.33)	$14.81	23.40%@	$878	2.35%	2.35%		0.16%		20%

(0.28)	$10.54	3.18%*	$150,070	1.35%**	0.72	%**	4.98	%**	24%
(0.52)	$10.49	10.15%	$122,125	1.36%	0.77%		5.22%		42%
(0.72)	$10.02	20.39%	$80,807	1.40%	0.87%		5.51%		31%
(0.62)	$8.95	3.38%	$59,493	1.40%	0.93%		7.29%		32%
(0.94)	$9.38	(8.30)%	$90,639	1.35%	0.96%		5.28%		32%
(0.66)	$11.18	4.97%	$116,454	1.34%	1.06%		4.75%		18%

(0.26)	$10.52	3.06%*	$35,376	1.60%**	0.97	%**	4.78	%**	24%
(0.49)	$10.47	9.90%	$25,400	1.61%	1.02%		4.99%		42%
(0.70)	$10.00	20.27%	$19,461	1.65%	1.12%		5.27%		31%
(0.60)	$8.93	3.02%	$13,406	1.65%	1.18%		7.05%		32%
(0.91)	$9.36	(8.46)%	$14,768	1.60%	1.21%		5.21%		32%
(0.64)	$11.15	4.72%	$4,904	1.59%	1.31%		4.49%		18%

(0.22)	$10.51	2.68%*	$473	2.35%**	1.72	%**	3.86	%**	24%
(0.42)	$10.46	8.99%	$517	2.36%	1.77%		4.23%		42%
(0.63)	$9.99	19.38%	$729	2.40%	1.87%		4.56%		31%
(0.55)	$8.93	2.26%	$767	2.40%	1.93%		6.31%		32%
(0.83)	$9.36	(9.15)%	$979	2.35%	1.96%		4.27%		32%
(0.55)	$11.15	3.94%	$1,528	2.34%	2.05%		3.76%		18%

(0.23)	$10.41	2.72%*	$21,553	2.35%**	1.72	%**	3.99	%**	24%
(0.42)	$10.36	9.09%	$16,818	2.36%	1.77%		4.25%		42%
(0.63)	$9.90	19.20%	$12,504	2.40%	1.87%		4.53%		31%
(0.55)	$8.85	2.29%	$8,468	2.40%	1.93%		6.32%		32%
(0.83)	$9.29	(9.12)%	$9,780	2.35%	1.96%		4.26%		32%
(0.55)	$11.07	3.98%	$15,676	2.34%	2.06%		3.75%		18%

See notes to financial highlights
and notes to financial statements.

115

Fifth Third Funds
Financial Highlights, continued
(For a share of beneficial interest outstanding throughout each period)

		Change in Net Assets Resulting from Operations					Less Dividends and Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gains/(Losses) from Investment Transactions		Change in Net Assets Resulting from Operations	Net Investment Income	Net Realized Gains
LifeModel AggressiveSM Institutional Shares
Six months ended 1/31/12 ~	$11.31	0.13	#Δ	(0.20	)#	(0.07)	(0.13)	–
Year ended 7/31/11	$9.37	0.14	#Δ	1.93	#	2.07	(0.13)	–
Year ended 7/31/10	$8.73	0.13	#Δ	0.77	#	0.90	(0.13)	(0.13)
Year ended 7/31/09	$13.57	0.20	#Δ	(3.55	)#	(3.35)	(0.24)	(1.25)
Year ended 7/31/08	$16.58	0.20	#Δ	(1.56	)#	(1.36)	(0.49)	(1.16)
Year ended 7/31/07	$14.58	0.14	#Δ	2.39	#	2.53	(0.12)	(0.41)
LifeModel AggressiveSM Class A Shares
Six months ended 1/31/12 ~	$11.22	0.11	#Δ	(0.20	)#	(0.09)	(0.11)	–
Year ended 7/31/11	$9.30	0.11	#Δ	1.92	#	2.03	(0.11)	–
Year ended 7/31/10	$8.67	0.10	#Δ	0.76	#	0.86	(0.10)	(0.13)
Year ended 7/31/09	$13.49	0.17	#Δ	(3.52	)#	(3.35)	(0.22)	(1.25)
Year ended 7/31/08	$16.51	0.18	#Δ	(1.58	)#	(1.40)	(0.46)	(1.16)
Year ended 7/31/07	$14.53	0.10	#Δ	2.38	#	2.48	(0.09)	(0.41)
LifeModel AggressiveSM Class B Shares
Six months ended 1/31/12 ~	$10.76	0.06	#Δ	(0.18	)#	(0.12)	(0.08)	–
Year ended 7/31/11	$8.94	0.03	#Δ	1.85	#	1.88	(0.06)	–
Year ended 7/31/10	$8.38	0.03	#Δ	0.73	#	0.76	(0.07)	(0.13)
Year ended 7/31/09	$13.12	0.11	#Δ	(3.44	)#	(3.33)	(0.16)	(1.25)
Year ended 7/31/08	$16.11	0.06	#Δ	(1.52	)#	(1.46)	(0.37)	(1.16)
Year ended 7/31/07	$14.24	(0.02	)#Δ	2.33	#	2.31	(0.02)	(0.42)
LifeModel AggressiveSM Class C Shares
Six months ended 1/31/12 ~	$10.74	0.07	#Δ	(0.20	)#	(0.13)	(0.08)	–
Year ended 7/31/11	$8.94	0.03	#Δ	1.83	#	1.86	(0.06)	–
Year ended 7/31/10	$8.37	0.03	#Δ	0.74	#	0.77	(0.07)	(0.13)
Year ended 7/31/09	$13.11	0.11	#Δ	(3.44	)#	(3.33)	(0.16)	(1.25)
Year ended 7/31/08	$16.11	0.05	#Δ	(1.52	)#	(1.47)	(0.37)	(1.16)
Year ended 7/31/07	$14.24	(0.04	)#Δ	2.35	#	2.31	(0.03)	(0.41)
LifeModel Moderately AggressiveSM Institutional Shares
Six months ended 1/31/12 ~	$11.44	0.15	#Δ	(0.14	)#	0.01	(0.16)	–
Year ended 7/31/11	$9.77	0.20	#Δ	1.67	#	1.87	(0.20)	–
Year ended 7/31/10	$9.14	0.19	#Δ	0.68	#	0.87	(0.20)	(0.04)
Year ended 7/31/09	$12.85	0.28	#Δ	(2.71	)#	(2.43)	(0.37)	(0.91)
Year ended 7/31/08	$15.44	0.29	#Δ	(1.32	)#	(1.03)	(0.45)	(1.11)
Year ended 7/31/07	$13.98	0.25	#Δ	1.84	#	2.09	(0.26)	(0.37)
LifeModel Moderately AggressiveSM Class A Shares
Six months ended 1/31/12 ~	$11.42	0.13	#Δ	(0.13	)#	–	(0.14)	–
Year ended 7/31/11	$9.76	0.18	#Δ	1.65	#	1.83	(0.17)	–
Year ended 7/31/10	$9.12	0.17	#Δ	0.69	#	0.86	(0.18)	(0.04)
Year ended 7/31/09	$12.83	0.26	#Δ	(2.72	)#	(2.46)	(0.34)	(0.91)
Year ended 7/31/08	$15.42	0.27	#Δ	(1.34	)#	(1.07)	(0.41)	(1.11)
Year ended 7/31/07	$13.96	0.21	#Δ	1.83	#	2.04	(0.22)	(0.36)
LifeModel Moderately AggressiveSM Class B Shares
Six months ended 1/31/12 ~	$11.29	0.09	#Δ	(0.13	)#	(0.04)	(0.10)	–
Year ended 7/31/11	$9.65	0.09	#Δ	1.64	#	1.73	(0.09)	–
Year ended 7/31/10	$9.02	0.10	#Δ	0.67	#	0.77	(0.10)	(0.04)
Year ended 7/31/09	$12.72	0.18	#Δ	(2.69	)#	(2.51)	(0.28)	(0.91)
Year ended 7/31/08	$15.34	0.17	#Δ	(1.33	)#	(1.16)	(0.35)	(1.11)
Year ended 7/31/07	$13.90	0.10	#Δ	1.82	#	1.92	(0.11)	(0.37)
LifeModel Moderately AggressiveSM Class C Shares
Six months ended 1/31/12 ~	$11.29	0.09	#Δ	(0.13	)#	(0.04)	(0.10)	–
Year ended 7/31/11	$9.65	0.09	#Δ	1.64	#	1.73	(0.09)	–
Year ended 7/31/10	$9.03	0.09	#Δ	0.67	#	0.76	(0.10)	(0.04)
Year ended 7/31/09	$12.71	0.18	#Δ	(2.67	)#	(2.49)	(0.28)	(0.91)
Year ended 7/31/08	$15.34	0.19	#Δ	(1.36	)#	(1.17)	(0.35)	(1.11)
Year ended 7/31/07	$13.89	0.10	#Δ	1.83	#	1.93	(0.11)	(0.37)

See notes to financial highlights
and notes to financial statements.

116

Fifth Third Funds
Financial Highlights, continued
(For a share of beneficial interest outstanding throughout each period)

			Ratios/Supplemental Data
Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)	Net Assets, End of Period (000’s)	Ratios of Expenses to Average Net Assets (a)	Ratios of Expenses to Average Net Assets (b)	Ratios of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate (c)

(0.13)	$11.11	(0.59)%*	$71,787	0.60%**	0.08%**	2.40%**	1%
(0.13)	$11.31	22.19%	$76,649	0.55%	0.08%	1.28%	18%
(0.26)	$9.37	10.25%	$75,906	0.54%	0.08%	1.36%	11%
(1.49)	$8.73	(22.95)%	$76,770	0.56%	0.08%	2.21%	9%
(1.65)	$13.57	(9.45)%	$107,929	0.49%	0.08%	1.31%	26%
(0.53)	$16.58	17.59%	$119,437	0.49%	0.08%	0.87%	14%

(0.11)	$11.02	(0.70)%*	$21,520	0.85%**	0.33%**	2.06%**	1%
(0.11)	$11.22	21.88%	$25,665	0.80%	0.33%	1.03%	18%
(0.23)	$9.30	9.94%	$24,982	0.79%	0.33%	1.10%	11%
(1.47)	$8.67	(23.12)%	$28,126	0.81%	0.33%	1.95%	9%
(1.62)	$13.49	(9.74)%	$44,892	0.74%	0.33%	1.19%	26%
(0.50)	$16.51	17.29%	$57,421	0.73%	0.33%	0.62%	14%

(0.08)	$10.56	(1.05)%*	$3,922	1.60%**	1.08%**	1.24%**	1%
(0.06)	$10.76	21.06%	$5,207	1.55%	1.08%	0.29%	18%
(0.20)	$8.94	9.01%	$6,672	1.54%	1.08%	0.35%	11%
(1.41)	$8.38	(23.68)%	$7,893	1.56%	1.08%	1.24%	9%
(1.53)	$13.12	(10.41)%	$13,202	1.49%	1.08%	0.39%	26%
(0.44)	$16.11	16.44%	$18,547	1.49%	1.08%	(0.13)%	14%

(0.08)	$10.53	(1.14)%*	$965	1.60%**	1.08%**	1.37%**	1%
(0.06)	$10.74	20.85%	$1,031	1.55%	1.08%	0.28%	18%
(0.20)	$8.94	9.14%	$1,189	1.54%	1.08%	0.32%	11%
(1.41)	$8.37	(23.70)%	$1,342	1.55%	1.08%	1.24%	9%
(1.53)	$13.11	(10.44)%	$2,236	1.49%	1.08%	0.36%	26%
(0.44)	$16.11	16.45%	$3,016	1.49%	1.08%	(0.24)%	14%

(0.16)	$11.29	0.14%*	$95,300	0.59%**	0.08%**	2.74%**	1%
(0.20)	$11.44	19.24%	$101,835	0.54%	0.08%	1.85%	18%
(0.24)	$9.77	9.56%	$100,910	0.53%	0.08%	1.98%	16%
(1.28)	$9.14	(17.50)%	$110,522	0.54%	0.08%	3.06%	8%
(1.56)	$12.85	(7.76)%	$135,474	0.48%	0.08%	2.06%	26%
(0.63)	$15.44	15.16%	$146,973	0.47%	0.08%	1.68%	20%

(0.14)	$11.28	0.09%*	$54,446	0.84%**	0.33%**	2.46%**	1%
(0.17)	$11.42	18.86%	$57,921	0.79%	0.33%	1.61%	18%
(0.22)	$9.76	9.40%	$57,520	0.78%	0.33%	1.70%	16%
(1.25)	$9.12	(17.73)%	$64,959	0.79%	0.33%	2.77%	8%
(1.52)	$12.83	(7.95)%	$98,658	0.73%	0.33%	1.89%	26%
(0.58)	$15.42	14.82%	$127,824	0.72%	0.33%	1.42%	20%

(0.10)	$11.15	(0.34)%*	$11,924	1.59%**	1.08%**	1.60%**	1%
(0.09)	$11.29	17.98%	$18,172	1.54%	1.08%	0.86%	18%
(0.14)	$9.65	8.57%	$24,105	1.53%	1.08%	0.99%	16%
(1.19)	$9.02	(18.37)%	$27,726	1.54%	1.08%	2.03%	8%
(1.46)	$12.72	(8.65)%	$43,036	1.48%	1.08%	1.20%	26%
(0.48)	$15.34	13.97%	$56,679	1.47%	1.08%	0.68%	20%

(0.10)	$11.15	(0.31)%*	$2,727	1.59%**	1.08%**	1.72%**	1%
(0.09)	$11.29	18.02%	$3,072	1.54%	1.08%	0.86%	18%
(0.14)	$9.65	8.43%	$2,989	1.53%	1.08%	0.96%	16%
(1.19)	$9.03	(18.28)%	$3,375	1.54%	1.08%	1.99%	8%
(1.46)	$12.71	(8.73)%	$6,077	1.48%	1.08%	1.35%	26%
(0.48)	$15.34	13.98%	$9,012	1.47%	1.08%	0.68%	20%

See notes to financial highlights
and notes to financial statements.

117

Fifth Third Funds
Financial Highlights, continued
(For a share of beneficial interest outstanding throughout each period)

		Change in Net Assets Resulting from Operations					Less Dividends and Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gains/(Losses) from Investment Transactions		Change in Net Assets Resulting from Operations	Net Investment Income	Net Realized Gains
LifeModel ModerateSM Institutional Shares
Six months ended 1/31/12 ~	$10.86	0.16	#Δ	(0.07	)#	0.09	(0.17)	–
Year ended 7/31/11	$9.61	0.26	#Δ	1.24	#	1.50	(0.25)	–
Year ended 7/31/10	$9.01	0.25	#Δ	0.61	#	0.86	(0.26)	–
Year ended 7/31/09	$11.43	0.34	#Δ	(1.81	)#	(1.47)	(0.42)	(0.53)
Year ended 7/31/08	$13.34	0.36	#Δ	(1.06	)#	(0.70)	(0.45)	(0.76)
Year ended 7/31/07	$12.43	0.33	#Δ	1.21	#	1.54	(0.33)	(0.30)
LifeModel ModerateSM Class A Shares
Six months ended 1/31/12 ~	$10.84	0.15	#Δ	(0.06	)#	0.09	(0.16)	–
Year ended 7/31/11	$9.60	0.23	#Δ	1.23	#	1.46	(0.22)	–
Year ended 7/31/10	$9.00	0.23	#Δ	0.61	#	0.84	(0.24)	–
Year ended 7/31/09	$11.42	0.32	#Δ	(1.81	)#	(1.49)	(0.40)	(0.53)
Year ended 7/31/08	$13.32	0.33	#Δ	(1.06	)#	(0.73)	(0.41)	(0.76)
Year ended 7/31/07	$12.41	0.29	#Δ	1.22	#	1.51	(0.30)	(0.30)
LifeModel ModerateSM Class B Shares
Six months ended 1/31/12 ~	$10.78	0.10	#Δ	(0.06	)#	0.04	(0.11)	–
Year ended 7/31/11	$9.54	0.15	#Δ	1.23	#	1.38	(0.14)	–
Year ended 7/31/10	$8.95	0.15	#Δ	0.60	#	0.75	(0.16)	–
Year ended 7/31/09	$11.37	0.25	#Δ	(1.80	)#	(1.55)	(0.34)	(0.53)
Year ended 7/31/08	$13.25	0.24	#Δ	(1.05	)#	(0.81)	(0.31)	(0.76)
Year ended 7/31/07	$12.35	0.19	#Δ	1.21	#	1.40	(0.20)	(0.30)
LifeModel ModerateSM Class C Shares
Six months ended 1/31/12 ~	$10.78	0.10	#Δ	(0.05	)#	0.05	(0.12)	–
Year ended 7/31/11	$9.55	0.15	#Δ	1.23	#	1.38	(0.15)	–
Year ended 7/31/10	$8.95	0.15	#Δ	0.61	#	0.76	(0.16)	–
Year ended 7/31/09	$11.37	0.25	#Δ	(1.80	)#	(1.55)	(0.34)	(0.53)
Year ended 7/31/08	$13.26	0.24	#Δ	(1.06	)#	(0.82)	(0.31)	(0.76)
Year ended 7/31/07	$12.36	0.19	#Δ	1.21	#	1.40	(0.20)	(0.30)
LifeModel Moderately ConservativeSM Institutional Shares
Six months ended 1/31/12 ~	$9.93	0.15	#Δ	(0.03	)#	0.12	(0.17)	–
Year ended 7/31/11	$8.92	0.26	#Δ	1.01	#	1.27	(0.26)	–
Year ended 7/31/10	$8.35	0.26	#Δ	0.57	#	0.83	(0.26)	–
Year ended 7/31/09	$10.34	0.34	#Δ	(1.40	)#	(1.06)	(0.41)	(0.52)
Year ended 7/31/08	$11.95	0.37	#Δ	(0.90	)#	(0.53)	(0.42)	(0.66)
Year ended 7/31/07	$11.36	0.34	#Δ	0.93	#	1.27	(0.35)	(0.33)
LifeModel Moderately ConservativeSM Class A Shares
Six months ended 1/31/12 ~	$9.91	0.14	#Δ	(0.03	)#	0.11	(0.16)	–
Year ended 7/31/11	$8.90	0.23	#Δ	1.01	#	1.24	(0.23)	–
Year ended 7/31/10	$8.33	0.23	#Δ	0.58	#	0.81	(0.24)	–
Year ended 7/31/09	$10.32	0.32	#Δ	(1.40	)#	(1.08)	(0.39)	(0.52)
Year ended 7/31/08	$11.93	0.33	#Δ	(0.89	)#	(0.56)	(0.39)	(0.66)
Year ended 7/31/07	$11.35	0.31	#Δ	0.92	#	1.23	(0.32)	(0.33)
LifeModel Moderately ConservativeSM Class B Shares
Six months ended 1/31/12 ~	$9.87	0.10	#Δ	(0.04	)#	0.06	(0.11)	–
Year ended 7/31/11	$8.87	0.16	#Δ	1.00	#	1.16	(0.16)	–
Year ended 7/31/10	$8.30	0.17	#Δ	0.57	#	0.74	(0.17)	–
Year ended 7/31/09	$10.29	0.25	#Δ	(1.38	)#	(1.13)	(0.34)	(0.52)
Year ended 7/31/08	$11.88	0.25	#Δ	(0.89	)#	(0.64)	(0.29)	(0.66)
Year ended 7/31/07	$11.30	0.22	#Δ	0.92	#	1.14	(0.23)	(0.33)
LifeModel Moderately ConservativeSM Class C Shares
Six months ended 1/31/12 ~	$9.88	0.10	#Δ	(0.03	)#	0.07	(0.12)	–
Year ended 7/31/11	$8.88	0.16	#Δ	1.00	#	1.16	(0.16)	–
Year ended 7/31/10	$8.31	0.16	#Δ	0.58	#	0.74	(0.17)	–
Year ended 7/31/09	$10.30	0.26	#Δ	(1.39	)#	(1.13)	(0.34)	(0.52)
Year ended 7/31/08	$11.89	0.25	#Δ	(0.89	)#	(0.64)	(0.29)	(0.66)
Year ended 7/31/07	$11.32	0.22	#Δ	0.91	#	1.13	(0.23)	(0.33)

See notes to financial highlights
and notes to financial statements.

118

Fifth Third Funds
Financial Highlights, continued
(For a share of beneficial interest outstanding throughout each period)

			Ratios/Supplemental Data
Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)	Net Assets, End of Period (000’s)	Ratios of Expenses to Average Net Assets (a)	Ratios of Expenses to Average Net Assets (b)	Ratios of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)

(0.17)	$10.78	0.92%*	$186,018	0.47%**	0.08%**	3.02%**	2%
(0.25)	$10.86	15.73%	$192,241	0.46%	0.08%	2.44%	20%
(0.26)	$9.61	9.60%	$195,480	0.45%	0.08%	2.63%	9%
(0.95)	$9.01	(11.88)%	$258,159	0.44%	0.08%	3.80%	7%
(1.21)	$11.43	(6.02)%	$312,435	0.43%	0.08%	2.85%	23%
(0.63)	$13.34	12.60%	$369,880	0.44%	0.08%	2.48%	18%

(0.16)	$10.77	0.89%*	$38,183	0.72%**	0.33%**	2.78%**	2%
(0.22)	$10.84	15.36%	$38,331	0.71%	0.33%	2.18%	20%
(0.24)	$9.60	9.33%	$40,212	0.70%	0.33%	2.39%	9%
(0.93)	$9.00	(12.09)%	$48,590	0.69%	0.33%	3.53%	7%
(1.17)	$11.42	(6.21)%	$71,338	0.68%	0.33%	2.67%	23%
(0.60)	$13.32	12.32%	$92,719	0.69%	0.33%	2.23%	18%

(0.11)	$10.71	0.45%*	$7,809	1.47%**	1.08%**	1.91%**	2%
(0.14)	$10.78	14.55%	$11,669	1.46%	1.08%	1.41%	20%
(0.16)	$9.54	8.43%	$17,417	1.45%	1.08%	1.63%	9%
(0.87)	$8.95	(12.76)%	$20,489	1.44%	1.08%	2.78%	7%
(1.07)	$11.37	(6.87)%	$32,003	1.43%	1.08%	1.93%	23%
(0.50)	$13.25	11.47%	$43,013	1.44%	1.08%	1.48%	18%

(0.12)	$10.71	0.49%*	$2,525	1.47%**	1.08%**	2.02%**	2%
(0.15)	$10.78	14.48%	$2,852	1.46%	1.08%	1.44%	20%
(0.16)	$9.55	8.57%	$2,706	1.45%	1.08%	1.61%	9%
(0.87)	$8.95	(12.77)%	$2,709	1.44%	1.08%	2.78%	7%
(1.07)	$11.37	(6.95)%	$4,333	1.43%	1.08%	1.92%	23%
(0.50)	$13.26	11.46%	$6,158	1.44%	1.08%	1.48%	18%

(0.17)	$9.88	1.27%*	$30,553	0.69%**	0.08%**	3.15%**	2%
(0.26)	$9.93	14.33%	$34,231	0.64%	0.08%	2.70%	25%
(0.26)	$8.92	10.07%	$33,074	0.59%	0.08%	2.90%	14%
(0.93)	$8.35	(9.12)%	$35,581	0.59%	0.08%	4.11%	8%
(1.08)	$10.34	(5.03)%	$43,093	0.53%	0.08%	3.28%	25%
(0.68)	$11.95	11.24%	$41,336	0.54%	0.08%	2.89%	30%

(0.16)	$9.86	1.14%*	$14,714	0.94%**	0.33%**	2.92%**	2%
(0.23)	$9.91	14.07%	$14,495	0.89%	0.33%	2.44%	25%
(0.24)	$8.90	9.82%	$15,138	0.84%	0.33%	2.66%	14%
(0.91)	$8.33	(9.36)%	$16,941	0.84%	0.33%	3.81%	8%
(1.05)	$10.32	(5.30)%	$25,200	0.79%	0.33%	2.92%	25%
(0.65)	$11.93	10.96%	$35,676	0.79%	0.33%	2.63%	30%

(0.11)	$9.82	0.70%*	$2,749	1.69%**	1.08%**	2.06%**	2%
(0.16)	$9.87	13.10%	$4,491	1.64%	1.08%	1.67%	25%
(0.17)	$8.87	9.01%	$7,258	1.59%	1.08%	1.89%	14%
(0.86)	$8.30	(10.03)%	$8,292	1.59%	1.08%	3.06%	8%
(0.95)	$10.29	(5.94)%	$13,891	1.54%	1.08%	2.25%	25%
(0.56)	$11.88	10.17%	$18,839	1.54%	1.08%	1.89%	30%

(0.12)	$9.83	0.75%*	$989	1.69%**	1.08%**	2.18%**	2%
(0.16)	$9.88	13.14%	$989	1.64%	1.08%	1.71%	25%
(0.17)	$8.88	8.98%	$1,009	1.59%	1.08%	1.87%	14%
(0.86)	$8.31	(10.00)%	$1,264	1.59%	1.08%	3.09%	8%
(0.95)	$10.30	(5.93)%	$2,071	1.54%	1.08%	2.23%	25%
(0.56)	$11.89	10.08%	$2,755	1.54%	1.08%	1.88%	30%

See notes to financial highlights
and notes to financial statements.

119

Fifth Third Funds
Financial Highlights, continued
(For a share of beneficial interest outstanding throughout each period)

		Change in Net Assets Resulting from Operations					Less Dividends and Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gains/(Losses) from Investment Transactions		Change in Net Assets Resulting from Operations	Net Investment Income	Net Realized Gains
LifeModel ConservativeSM Institutional Shares
Six months ended 1/31/12 ~	$9.92	0.17	#Δ	–	#^	0.17	(0.18)	–
Year ended 7/31/11	$9.26	0.32	#Δ	0.66	#	0.98	(0.32)	–
Year ended 7/31/10	$8.75	0.32	#Δ	0.52	#	0.84	(0.33)	–
Year ended 7/31/09	$9.89	0.41	#Δ	(0.92	)#	(0.51)	(0.46)	(0.17)
Year ended 7/31/08	$10.99	0.43	#Δ	(0.80	)#	(0.37)	(0.43)	(0.30)
Year ended 7/31/07	$10.72	0.41	#Δ	0.49	#	0.90	(0.41)	(0.22)
LifeModel ConservativeSM Class A Shares
Six months ended 1/31/12 ~	$9.90	0.15	#Δ	0.01	#	0.16	(0.17)	–
Year ended 7/31/11	$9.24	0.29	#Δ	0.66	#	0.95	(0.29)	–
Year ended 7/31/10	$8.74	0.30	#Δ	0.51	#	0.81	(0.31)	–
Year ended 7/31/09	$9.87	0.39	#Δ	(0.91	)#	(0.52)	(0.44)	(0.17)
Year ended 7/31/08	$10.97	0.39	#Δ	(0.79	)#	(0.40)	(0.40)	(0.30)
Year ended 7/31/07	$10.70	0.38	#Δ	0.49	#	0.87	(0.38)	(0.22)
LifeModel ConservativeSM Class B Shares
Six months ended 1/31/12 ~	$9.86	0.12	#Δ	0.01	#	0.13	(0.13)	–
Year ended 7/31/11	$9.20	0.21	#Δ	0.66	#	0.87	(0.21)	–
Year ended 7/31/10	$8.70	0.23	#Δ	0.51	#	0.74	(0.24)	–
Year ended 7/31/09	$9.83	0.32	#Δ	(0.90	)#	(0.58)	(0.38)	(0.17)
Year ended 7/31/08	$10.95	0.31	#Δ	(0.80	)#	(0.49)	(0.33)	(0.30)
Year ended 7/31/07	$10.67	0.29	#Δ	0.50	#	0.79	(0.30)	(0.21)
LifeModel ConservativeSM Class C Shares
Six months ended 1/31/12 ~	$9.88	0.12	#Δ	–	#^	0.12	(0.13)	–
Year ended 7/31/11	$9.21	0.21	#Δ	0.67	#	0.88	(0.21)	–
Year ended 7/31/10	$8.71	0.23	#Δ	0.51	#	0.74	(0.24)	–
Year ended 7/31/09	$9.84	0.32	#Δ	(0.90	)#	(0.58)	(0.38)	(0.17)
Year ended 7/31/08	$10.95	0.31	#Δ	(0.79	)#	(0.48)	(0.33)	(0.30)
Year ended 7/31/07	$10.67	0.29	#Δ	0.51	#	0.80	(0.30)	(0.22)
High Yield Bond Institutional Shares
Six months ended 1/31/12 ~	$10.02	0.33	Δ	(0.16)		0.17	(0.33)	–
Year ended 7/31/11	$9.62	0.71	Δ	0.41		1.12	(0.72)	–
Year ended 7/31/10	$8.72	0.73	Δ	0.90		1.63	(0.73)	–
Year ended 7/31/09	$9.14	0.78	Δ	(0.41)		0.37	(0.79)	–
Year ended 7/31/08	$9.57	0.73	Δ	(0.44)		0.29	(0.72)	–
Year ended 7/31/07	$9.74	0.71	Δ	(0.14)		0.57	(0.71)	(0.03)
High Yield Bond Class A Shares
Six months ended 1/31/12 ~	$9.99	0.31	Δ	(0.15)		0.16	(0.32)	–
Year ended 7/31/11	$9.59	0.69	Δ	0.41		1.10	(0.70)	–
Year ended 7/31/10	$8.69	0.71	Δ	0.89		1.60	(0.70)	–
Year ended 7/31/09	$9.12	0.74	Δ	(0.40)		0.34	(0.77)	–
Year ended 7/31/08	$9.57	0.69	Δ	(0.46)		0.23	(0.68)	–
Year ended 7/31/07	$9.74	0.68	Δ	(0.13)		0.55	(0.69)	(0.03)
High Yield Bond Class B Shares
Six months ended 1/31/12 ~	$10.01	0.28	Δ	(0.16)		0.12	(0.28)	–
Year ended 7/31/11	$9.61	0.61	Δ	0.41		1.02	(0.62)	–
Year ended 7/31/10	$8.71	0.64	Δ	0.89		1.53	(0.63)	–
Year ended 7/31/09	$9.13	0.70	Δ	(0.41)		0.29	(0.71)	–
Year ended 7/31/08	$9.56	0.64	Δ	(0.45)		0.19	(0.62)	–
Year ended 7/31/07	$9.73	0.61	Δ	(0.13)		0.48	(0.62)	(0.03)
High Yield Bond Class C Shares
Six months ended 1/31/12 ~	$10.00	0.28	Δ	(0.16)		0.12	(0.28)	–
Year ended 7/31/11	$9.60	0.61	Δ	0.42		1.03	(0.63)	–
Year ended 7/31/10	$8.71	0.63	Δ	0.90		1.53	(0.64)	–
Year ended 7/31/09	$9.13	0.70	Δ	(0.41)		0.29	(0.71)	–
Year ended 7/31/08	$9.57	0.64	Δ	(0.45)		0.19	(0.63)	–
Year ended 7/31/07	$9.74	0.60	Δ	(0.12)		0.48	(0.62)	(0.03)

See notes to financial highlights
and notes to financial statements.

120

Fifth Third Funds
Financial Highlights, continued
(For a share of beneficial interest outstanding throughout each period)

			Ratios/Supplemental Data
Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)	Net Assets, End of Period (000’s)	Ratios of Expenses to Average Net Assets (a)	Ratios of Expenses to Average Net Assets (b)	Ratios of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)

(0.18)	$9.91	1.81%*	$27,562	0.73%**	0.08%**	3.41%**	2%
(0.32)	$9.92	10.70%	$26,036	0.72%	0.08%	3.32%	25%
(0.33)	$9.26	9.77%	$23,916	0.65%	0.08%	3.54%	14%
(0.63)	$8.75	(4.64)%	$26,856	0.65%	0.08%	4.80%	6%
(0.73)	$9.89	(3.67)%	$28,215	0.62%	0.08%	4.04%	23%
(0.63)	$10.99	8.58%	$24,570	0.64%	0.08%	3.69%	24%

(0.17)	$9.89	1.68%*	$9,751	0.98%**	0.33%**	3.15%**	2%
(0.29)	$9.90	10.44%	$9,801	0.97%	0.33%	3.05%	25%
(0.31)	$9.24	9.39%	$9,630	0.90%	0.33%	3.30%	14%
(0.61)	$8.74	(4.77)%	$9,914	0.90%	0.33%	4.52%	6%
(0.70)	$9.87	(3.93)%	$12,908	0.88%	0.33%	3.68%	23%
(0.60)	$10.97	8.33%	$15,083	0.89%	0.33%	3.44%	24%

(0.13)	$9.86	1.37%*	$1,574	1.73%**	1.08%**	2.39%**	2%
(0.21)	$9.86	9.57%	$2,253	1.72%	1.08%	2.25%	25%
(0.24)	$9.20	8.58%	$4,051	1.65%	1.08%	2.53%	14%
(0.55)	$8.70	(5.45)%	$5,099	1.65%	1.08%	3.76%	6%
(0.63)	$9.83	(4.78)%	$7,253	1.63%	1.08%	2.97%	23%
(0.51)	$10.95	7.53%	$9,242	1.64%	1.07%	2.69%	24%

(0.13)	$9.87	1.28%*	$750	1.73%**	1.08%**	2.39%**	2%
(0.21)	$9.88	9.67%	$825	1.72%	1.08%	2.23%	25%
(0.24)	$9.21	8.56%	$1,365	1.65%	1.08%	2.53%	14%
(0.55)	$8.71	(5.45)%	$1,788	1.65%	1.08%	3.74%	6%
(0.63)	$9.84	(4.70)%	$2,250	1.63%	1.08%	2.91%	23%
(0.52)	$10.95	7.59%	$3,091	1.64%	1.07%	2.67%	24%

(0.33)	$9.86	1.82%*	$67,183	1.16%**	0.74%**	6.90%**	14%
(0.72)	$10.02	12.01%	$59,399	1.14%	0.74%	7.15%	81%
(0.73)	$9.62	19.22%	$53,780	1.20%	0.74%	7.83%	71%
(0.79)	$8.72	5.98%	$47,395	1.19%	0.74%	10.13%	32%
(0.72)	$9.14	2.98%	$50,153	1.15%	0.74%	7.65%	36%
(0.74)	$9.57	5.85%	$68,193	1.14%	0.74%	7.12%	42%

(0.32)	$9.83	1.70%*	$9,520	1.41%**	0.99%**	6.34%**	14%
(0.70)	$9.99	11.78%	$2,290	1.39%	0.99%	6.90%	81%
(0.70)	$9.59	18.96%	$1,149	1.42%	0.99%	7.71%	71%
(0.77)	$8.69	5.60%	$4,443	1.38%	0.99%	9.23%	32%
(0.68)	$9.12	2.38%	$206	1.40%	0.99%	7.17%	36%
(0.72)	$9.57	5.47%	$175	1.39%	0.99%	6.83%	42%

(0.28)	$9.85	1.32%*	$91	2.16%**	1.74%**	5.92%**	14%
(0.62)	$10.01	10.91%	$90	2.14%	1.74%	6.17%	81%
(0.63)	$9.61	18.07%	$94	2.21%	1.74%	6.83%	71%
(0.71)	$8.71	4.89%	$74	2.20%	1.74%	9.10%	32%
(0.62)	$9.13	1.94%	$155	2.15%	1.74%	6.67%	36%
(0.65)	$9.56	4.83%	$156	2.15%	1.74%	6.12%	42%

(0.28)	$9.84	1.32%*	$2,574	2.16%**	1.74%**	5.92%**	14%
(0.63)	$10.00	10.95%	$2,370	2.14%	1.74%	6.13%	81%
(0.64)	$9.60	18.06%	$1,403	2.23%	1.74%	6.72%	71%
(0.71)	$8.71	4.93%	$113	2.19%	1.74%	9.19%	32%
(0.63)	$9.13	2.00%	$114	2.15%	1.74%	6.67%	36%
(0.65)	$9.57	4.72%	$127	2.15%	1.74%	6.04%	42%

See notes to financial highlights
and notes to financial statements.

121

Fifth Third Funds
Financial Highlights, continued
(For a share of beneficial interest outstanding throughout each period)

		Change in Net Assets Resulting from Operations				Less Dividends and Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gains/ (Losses) from Investment Transactions	Change in Net Assets Resulting from Operations	Net Investment Income	Paid in Capital	Net Realized Gains
Total Return Bond Institutional Shares
Six months ended 1/31/12 ~	$9.30	0.20Δ		0.12	0.32	(0.21)	–	–
Year ended 7/31/11	$9.02	0.44Δ		0.28	0.72	(0.44)	–	–
Year ended 7/31/10	$8.46	0.38Δ		0.62	1.00	(0.44)	–	–
Year ended 7/31/09	$9.03	0.46Δ		(0.55)	(0.09)	(0.48)	–	–
Year ended 7/31/08	$9.68	0.48Δ		(0.64)	(0.16)	(0.49)	–	–
Year ended 7/31/07	$9.68	0.45Δ	@	0.01	0.46	(0.46)	–	–
Total Return Bond Class A Shares
Six months ended 1/31/12 ~	$9.29	0.19Δ		0.13	0.32	(0.20)	–	–
Year ended 7/31/11	$9.02	0.41Δ		0.28	0.69	(0.42)	–	–
Year ended 7/31/10	$8.46	0.36Δ		0.61	0.97	(0.41)	–	–
Year ended 7/31/09	$9.03	0.44Δ		(0.55)	(0.11)	(0.46)	–	–
Year ended 7/31/08	$9.67	0.46Δ		(0.64)	(0.18)	(0.46)	–	–
Year ended 7/31/07	$9.68	0.43Δ	@	–	0.43	(0.44)	–	–
Total Return Bond Class B Shares
Six months ended 1/31/12 ~	$9.31	0.17Δ		0.10	0.27	(0.16)	–	–
Year ended 7/31/11	$9.03	0.34Δ		0.29	0.63	(0.35)	–	–
Year ended 7/31/10	$8.47	0.29Δ		0.62	0.91	(0.35)	–	–
Year ended 7/31/09	$9.03	0.38Δ		(0.54)	(0.16)	(0.40)	–	–
Year ended 7/31/08	$9.68	0.39Δ		(0.65)	(0.26)	(0.39)	–	–
Year ended 7/31/07	$9.68	0.35Δ	@	0.01	0.36	(0.36)	–	–
Total Return Bond Class C Shares
Six months ended 1/31/12 ~	$9.31	0.16Δ		0.11	0.27	(0.16)	–	–
Year ended 7/31/11	$9.03	0.34Δ		0.29	0.63	(0.35)	–	–
Year ended 7/31/10	$8.47	0.29Δ		0.62	0.91	(0.35)	–	–
Year ended 7/31/09	$9.04	0.38Δ		(0.55)	(0.17)	(0.40)	–	–
Year ended 7/31/08	$9.68	0.39Δ		(0.64)	(0.25)	(0.39)	–	–
Year ended 7/31/07	$9.69	0.35Δ	@	–	0.35	(0.36)	–	–
Short Term Bond Institutional Shares
Six months ended 1/31/12 ~	$9.58	0.06Δ		(0.02)	0.04	(0.08)	–	–
Year ended 7/31/11	$9.58	0.16Δ		0.01	0.17	(0.17)	–	–
Year ended 7/31/10	$9.33	0.22Δ		0.26	0.48	(0.23)	–	–
Year ended 7/31/09	$9.29	0.33Δ		0.05	0.38	(0.34)	–	–
Year ended 7/31/08	$9.32	0.38Δ		(0.03)	0.35	(0.38)	–	–
Year ended 7/31/07	$9.25	0.37Δ		0.09	0.46	(0.38)	(0.01)	–
Short Term Bond Class A Shares
Six months ended 1/31/12 ~	$9.57	0.05Δ		(0.02)	0.03	(0.07)	–	–
Year ended 7/31/11	$9.57	0.14Δ		0.01	0.15	(0.15)	–	–
Year ended 7/31/10	$9.32	0.19Δ		0.27	0.46	(0.21)	–	–
Year ended 7/31/09	$9.29	0.31Δ		0.04	0.35	(0.32)	–	–
Year ended 7/31/08	$9.31	0.35Δ		(0.01)	0.34	(0.36)	–	–
Year ended 7/31/07	$9.25	0.35Δ		0.08	0.43	(0.36)	(0.01)	–
Short Term Bond Class C Shares
Six months ended 1/31/12 ~	$9.55	0.01Δ		(0.01)	–	(0.04)	–	–
Year ended 7/31/11	$9.55	0.07Δ		–	0.07	(0.07)	–	–
Year ended 7/31/10	$9.31	0.10Δ		0.28	0.38	(0.14)	–	–
Year ended 7/31/09	$9.28	0.22Δ		0.07	0.29	(0.26)	–	–
Year ended 7/31/08	$9.32	0.28Δ		(0.02)	0.26	(0.30)	–	–
Year ended 7/31/07	$9.25	0.28Δ		0.09	0.37	(0.29)	(0.01)	–

See notes to financial highlights
and notes to financial statements.

122

Fifth Third Funds
Financial Highlights, continued
(For a share of beneficial interest outstanding throughout each period)

			Ratios/Supplemental Data
Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)	Net Assets, End of Period (000’s)	Ratios of Expenses to Average Net Assets (a)	Ratios of Expenses to Average Net Assets (b)	Ratios of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)

(0.21)	$9.41	3.50%*	$203,348	0.91%**	0.63%**	4.44%**	38%
(0.44)	$9.30	8.28%~	$230,708	0.89%	0.64%	4.98%	60%
(0.44)	$9.02	11.91%	$275,474	0.87%	0.65%	4.33%	39%
(0.48)	$8.46	(0.71)%	$386,492	0.84%	0.66%	5.54%	15%
(0.49)	$9.03	(1.86)%	$559,548	0.88%	0.69%	5.03%	36%
(0.46)	$9.68	4.83%@	$230,154	0.91%	0.72%	4.57%	65%

(0.20)	$9.41	3.48%*	$14,195	1.16%**	0.88%**	4.19%**	38%
(0.42)	$9.29	7.90%~	$13,910	1.14%	0.89%	4.74%	60%
(0.41)	$9.02	11.76%	$15,010	1.12%	0.90%	4.06%	39%
(0.46)	$8.46	(0.95)%	$15,751	1.09%	0.91%	5.29%	15%
(0.46)	$9.03	(1.99)%	$20,497	1.13%	0.94%	4.78%	36%
(0.44)	$9.67	4.45%@	$8,223	1.16%	0.97%	4.32%	65%

(0.16)	$9.42	2.95%*	$348	1.91%**	1.63%**	3.67%**	38%
(0.35)	$9.31	7.17%~	$813	1.89%	1.64%	3.86%	60%
(0.35)	$9.03	10.90%	$1,821	1.87%	1.65%	3.30%	39%
(0.40)	$8.47	(1.58)%	$2,932	1.84%	1.66%	4.55%	15%
(0.39)	$9.03	(2.80)%	$3,490	1.88%	1.69%	4.02%	36%
(0.36)	$9.68	3.75%@	$2,151	1.91%	1.72%	3.57%	65%

(0.16)	$9.42	2.98%*	$629	1.91%**	1.63%**	3.48%**	38%
(0.35)	$9.31	7.18%~	$640	1.89%	1.64%	3.94%	60%
(0.35)	$9.03	10.93%	$859	1.87%	1.65%	3.30%	39%
(0.40)	$8.47	(1.71)%	$745	1.84%	1.66%	4.52%	15%
(0.39)	$9.04	(2.72)%	$1,528	1.88%	1.69%	4.07%	36%
(0.36)	$9.68	3.65%@	$225	1.90%	1.72%	3.57%	65%

(0.08)	$9.54	0.43%*	$146,111	0.83%**	0.48%*	1.32%**	50%
(0.17)	$9.58	1.81%	$221,120	0.80%	0.51%	1.69%	61%
(0.23)	$9.58	5.18%	$254,162	0.78%	0.57%	2.30%	78%
(0.34)	$9.33	4.30%	$224,931	0.78%	0.64%	3.67%	63%
(0.38)	$9.29	3.80%	$241,776	0.79%	0.64%	4.01%	33%
(0.39)	$9.32	5.08%	$267,348	0.80%	0.64%	3.99%	75%

(0.07)	$9.53	0.30%*	$24,601	1.08%**	0.73%**	1.04%**	50%
(0.15)	$9.57	1.55%	$16,071	1.05%	0.76%	1.44%	61%
(0.21)	$9.57	4.94%	$22,079	1.03%	0.82%	1.98%	78%
(0.32)	$9.32	3.93%	$6,330	1.03%	0.89%	3.41%	63%
(0.36)	$9.29	3.67%	$7,127	1.04%	0.89%	3.73%	33%
(0.37)	$9.31	4.70%	$9,704	1.05%	0.89%	3.72%	75%

(0.04)	$9.51	(0.04)%*	$7,505	1.83%**	1.48%**	0.31%**	50%
(0.07)	$9.55	0.79%	$7,857	1.80%	1.51%	0.69%	61%
(0.14)	$9.55	4.14%	$10,264	1.78%	1.57%	1.09%	78%
(0.26)	$9.31	3.21%	$879	1.78%	1.64%	2.45%	63%
(0.30)	$9.28	2.76%	$171	1.79%	1.64%	2.98%	33%
(0.30)	$9.32	3.93%	$160	1.81%	1.64%	2.97%	75%

See notes to financial highlights
and notes to financial statements.

123

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(a)	Before waivers and reimbursements
(b)	Net of waivers and reimbursements
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
~	Unaudited
^	Amount is less than $0.005 per share.
*	Not annualized.
**	Annualized.
#	Represents income or gains/(losses) from affiliates.
∆	Average shares method used in calculation.
Ω	Includes dividend and interest expense for securities sold short. See table below.

	Institutional	Class A	Class B	Class C
Six months ended 1/31/12	0.51%	0.51%	0.51%	0.49%
Year ended 7/31/11	0.59%	0.59%	0.59%	0.60%
Year ended 7/31/10	0.60%	0.61%	0.62%	0.56%
Year ended 7/31/09	0.39%	0.39%	0.39%	0.33%
Year ended 7/31/08	0.59%	0.59%	0.59%	0.59%
Year ended 7/31/07	– ^	– ^	– ^	– ^

	^	Amount is less than $0.005 per share.

@	During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation of Citi (formerly BISYS Fund Services), a former service provider to the Funds. See Note 5 in Notes to Financial Statements for further information. See additional information below regarding per share impacts and total return from the year ended July 31, 2007 had this payment not occurred.

	Total return excluding Payment by the Adviser (excludes sales charges)				Amount per share for Payment by the Adviser &
	Institutional	Class A	Class B	Class C	All Classes
Mid Cap Growth	17.24%	16.93%	16.06%	16.07%	$0.01
Quality Growth	20.38%	20.05%	19.15%	19.15%	$0.02
Disciplined Large Cap Value	14.44%	14.13%	13.38%	13.34%	$–	^
Dividend Growth	14.90%	14.64%	13.78%	13.79%	$0.07
International Equity	24.57%	24.27%	23.36%	23.31%	$–	^
Total Return Bond	4.72%	4.45%	3.75%	3.65%	$0.01

	^	Amount is less than $0.005.

	&	Per share impact of the Payment by the Adviser was recognized by all classes on July 30, 2007. Calculation is based on outstanding shares as of July 30, 2007. Net Investment Income/(Loss) in these Financial Highlights includes the Payment by the Adviser.

‡	Includes interest expense relating to settlement of foreign futures. Interest expense was 0.03% for the period ended January 31, 2012, 0.01% for the year ended July 31, 2011, 0.01% for year ended July 31, 2010 and 0.02% for the year ended July 31, 2009.

!	Includes extraordinary legal expenses. See table below and Note 3.

	Institutional	Class A	Class B	Class C
Year ended 7/31/10	0.32%	0.31%	0.29%	0.39%
Year ended 7/31/09	0.39%	0.38%	0.39%	0.25%

†	During the year ended July 31, 2011, Structured Large Cap Plus settled litigation with the Lehman Brothers Bankruptcy Trustee. See Note 16 in Notes to Financial Statements for further information. See additional information below regarding per share impacts and total return for the year ended July 31, 2011 had this payment not occurred.

	Total return excluding Settlement by Prime Broker (excludes sales charges)				Amount per share for Settlement with Prime Broker &
	Institutional	Class A	Class B	Class C	All Classes
Structured Large Cap Plus	24.70%	24.55%	23.12%	23.50%	$0.06

	&	Per share impact of the Settlement with Prime Broker was recognized by all classes on November 15, 2010. Calculation is based on outstanding shares as of November 15, 2010. Net Realized Gain/(Loss) in these Financial Highlights includes the Settlement with Prime Broker.

∞	Includes litigation payments received during the year-ended July 31, 2011. The total returns excluding the litigation payments are listed below.

	Institutional	Class A	Class B	Class C
Total Return Bond	6.42%	6.04%	5.33%	5.34%

See notes to financial statements.

124

Fifth Third Funds
Notes to Financial Statements
January 31, 2012 (Unaudited)

(1) Organization

Fifth Third Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company established as a Massachusetts business trust. The Trust consists of twenty-four separate investment portfolios.

The accompanying financial statements and notes relate only to the series of the Trust (individually a “Fund” and collectively the “Funds”) listed below. Each Fund is a diversified investment company for purposes of the Act.

Fund Name

Fifth Third Small Cap Growth Fund (“Small Cap Growth”)
Fifth Third Mid Cap Growth Fund (“Mid Cap Growth”)
Fifth Third Quality Growth Fund (“Quality Growth”)
Fifth Third Dividend Growth Fund (“Dividend Growth”)
Fifth Third Micro Cap Value Fund (“Micro Cap Value”)
Fifth Third Small Cap Value Fund (“Small Cap Value”)
Fifth Third All Cap Value Fund (“All Cap Value”)
Fifth Third Disciplined Large Cap Value Fund (“Disciplined Large Cap Value”)
Fifth Third Structured Large Cap Plus Fund (“Structured Large Cap Plus”)
Fifth Third Equity Index Fund (“Equity Index”)
Fifth Third International Equity Fund (“International Equity”)
Fifth Third Strategic Income Fund (“Strategic Income”)
Fifth Third LifeModel Aggressive FundSM (“LifeModel AggressiveSM”)
Fifth Third LifeModel Moderately Aggressive FundSM (“LifeModel Moderately AggressiveSM”)
Fifth Third LifeModel Moderate FundSM (“LifeModel ModerateSM”)
Fifth Third LifeModel Moderately Conservative FundSM (“LifeModel Moderately ConservativeSM”)
Fifth Third LifeModel Conservative FundSM (“LifeModel ConservativeSM”)
(the foregoing five funds collectively the “LifeModel FundsSM”)
Fifth Third High Yield Bond Fund (“High Yield Bond”)
Fifth Third Total Return Bond Fund (“Total Return Bond”)
Fifth Third Short Term Bond Fund (“Short Term Bond”)

Short Term Bond has three classes of shares: Institutional, Class A, and Class C shares. Equity Index has seven classes of shares: Institutional, Class A, Class B, Class C, Select, Preferred and Trust shares. The remainder of the Funds each have four classes of shares: Institutional, Class A, Class B, and Class C shares. All Funds’ Class B shares are closed to new purchases as of this report date. Class A shares are subject to initial sales charges imposed at the time of purchase, as described in the Funds’ prospectuses. Certain redemptions of each of Class A shares made within twelve months of purchase, Class B shares made within six years of purchase and Class C shares made within twelve months of purchase are subject to contingent deferred sales charges, as described in the Funds’ prospectuses. Each class of shares for each Fund has identical rights and privileges except with respect to administrative services fees paid by Class C, Select, Preferred and Trust shares, distribution services fees paid by Class A, Class B, and Class C shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

The financial statements of the underlying Fifth Third Funds in which the LifeModel FundsSM invest should be read in conjunction with the financial statements for the applicable LifeModel FundSM.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities

125

Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2012 (Unaudited)

and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 13.

Securities Transactions and Related Income – Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis and includes, where applicable, amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. A Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Foreign Currency Translation – The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from sales and maturities of securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, including investments in securities, resulting from changes in the currency exchange rates.

Lending Portfolio Securities – Each Fund may lend securities up to 33-1/3% of the Fund’s total assets (including the amount of securities out on loan) to qualified borrowers (typically broker-dealers) in order to enhance Fund earnings by investing cash collateral received in making such loans. The Funds continue to earn interest and dividends on securities loaned by way of receiving substitute payments (substitute dividend payments are generally not classified as Qualified Dividend Income for federal income tax purposes). Loans will be made only to borrowers deemed by the Lending Agent to be of sufficiently strong financial standing, organizational stability and creditworthiness under guidelines established by the Funds and when, in the judgment of the Lending Agent, the consideration that can be earned currently from such securities loans justifies the attendant risks.

The Trust has engaged its custodian bank, State Street Bank and Trust Company (“State Street”), to act as Lending Agent and to administer its securities lending program. State Street will earn a portion of program net income for its services. When a Fund makes a security loan, it receives cash collateral as protection against borrower default on the loaned security position and records an asset for the cash/invested collateral and a liability for the return of the collateral. Additionally, certain Funds received non-cash collateral, which they are not permitted to sell or re-pledge. Securities on loan continue to be included in investment securities at market value on the Statements of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required at the time the loan is made to be secured by collateral at least equal to 105% of the prior day’s market value of loaned equity securities not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange; or 102% of the prior day’s market value of the securities on loan (including accrued interest) of any other loaned securities, and not less than 100% thereafter. The Funds may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency sponsored obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments.

During the life of security loans, the collateral and securities loaned remain subject to fluctuation in market value. State Street marks to market securities loaned and the collateral each business day. If additional collateral is due, State Street collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, State Street may experience delays in, or may be prevented from, recovering the collateral on behalf of a Fund. State Street may on behalf of a Fund recall a loaned security position at any time from a

126

Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2012 (Unaudited)

borrower, who is obligated to return the security recalled. In the event the borrower fails to return a recalled security in a timely fashion, State Street reserves the right to use the collateral to purchase like securities in the open market. State Street indemnifies the Funds against borrower default by agreeing to fund any shortfall between the collateral held and the cost of obtaining replacement securities. If replacement securities are not available, State Street will credit the equivalent cash value to the Fund(s).

Other – Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based on their relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as administrative services and/or distribution servicing fees.

Distributions to Shareholders – Dividends, if any, from net investment income are generally declared/paid as follows:

Declared daily/paid monthly	Declared/paid monthly	Declared/paid quarterly	Declared/paid annually
Strategic Income	High Yield Bond Total Return Bond Short Term Bond	Dividend Growth All Cap Value Disciplined Large Cap Value Structured Large Cap Plus Equity Index The LifeModel FundsSM	Small Cap Growth Mid Cap Growth Quality Growth Micro Cap Value Small Cap Value International Equity

Distributable net realized gains, if any, are declared and distributed at least annually. Dividends declared and payable to shareholders are recorded on the ex-dividend date.

Dividends from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for mortgage-backed securities, amortization and/or accretion of securities, foreign currency transactions, expiring capital loss carryforwards and deferrals of certain losses. To the extent distributions would exceed net investment income and net realized gains for tax purposes, the excess amounts are reclassified to paid-in capital within the composition of net assets. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassifications.

New Accounting Pronouncements – In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(3) Securities and Other Investments

Short Sales – Structured Large Cap Plus sells securities short, whereby it sells a security it generally does not own (the security is borrowed) in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability, which is marked to market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. The Fund also may short a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long

127

Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2012 (Unaudited)

position’s decrease in value. The opposite effect occurs if the security’s price rises. The Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund. The Fund segregates cash and/or securities in a sufficient amount as collateral to the extent of open short positions. See Notes to Schedule of Investments.

Beginning in March 2009, the prime broker for the Fund’s short sales is Pershing, LLC. Pershing, LLC is a subsidiary of Bank of New York Mellon Corporation. The LifeModel FundsSM invest in Structured Large Cap Plus. An increase in the expense ratio of Structured Large Cap Plus also affects the return on investments by the LifeModel FundsSM.

When-Issued and Delayed Delivery Transactions – The Funds may engage in when-issued or delayed delivery (“TBAs”) transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are valued daily and begin earning interest on the settlement date. To the extent the Funds hold these types of securities, a sufficient amount of cash and/or securities is segregated as collateral. See Notes to Schedules of Investments.

(4) Financial Derivative Instruments

Foreign Currency Contracts – The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from the adverse change in the relationship between the U.S. Dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts. Forward foreign currency contracts open as of this report date are listed in the Notes to Schedules of Investments.

Futures Contracts – The Funds, with the exception of Dividend Growth, may enter into futures contracts which represent a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Funds may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Cash and/or securities are segregated or delivered to dealers in order to maintain a position (“initial margin”). Subsequent payments made or received by a Fund based on the daily change in the market value of the position (“variation margin”) are recorded as receivable or payable. The Funds recognize unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities. To the extent these Funds have open futures contracts at period end, a sufficient amount of cash and/or securities, which is restricted as to its use by these Funds, is segregated as collateral. Futures contracts open as of this report date are listed in the Notes to Schedules of Investments.

Swap Agreements – The Funds may enter into swap transactions, which are privately negotiated agreements between a Fund and a counterparty (usually a broker-dealer) to exchange or swap investment cash flows, assets, or

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Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2012 (Unaudited)

market-linked returns at specified, future intervals. A Fund may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive up to the par amount of the underlying instrument in the event of a default by a third party – typically, a corporate issuer or sovereign issuer of an emerging country – on its obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. When it is a seller of protection, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, provided that there is no credit event. If a Fund is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, a Fund must pay to the buyer of the protection an amount up to the notional value of the swap and, in certain instances, take delivery of the underlying asset. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. When it is a buyer of protection, a Fund generally makes an upfront payment or pays a fixed rate throughout the term of the swap. In addition, as a buyer of protection, a Fund generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, “bullet-type” payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Fund from such investments may be subject to U.S. excise or income taxes. The Funds’ maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected as such in the Statements of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received or paid by a Fund are included in realized gain or loss in the Statements of Operations. Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that the parties may disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

(5) Related Party Transactions

Investment Advisory Fee – FTAM is the Funds’ investment advisor. FTAM, a wholly owned subsidiary of Fifth Third Bank, is an indirect subsidiary of Fifth Third Bancorp, a publicly traded financial services company. For its advisory services to the Funds, FTAM receives an investment advisory fee computed daily based on each Fund’s average daily net assets and paid monthly. Pursuant to a sub-advisory arrangement with FTAM, Fort Washington Investment Advisors, Inc. (“Fort Washington”) is High Yield Bond’s Sub-Advisor. The Advisor compensates Fort Washington an annual sub-advisory fee of 0.40% of net assets for the initial $50 million in assets and 0.30% of net assets for assets in excess of $50 million. For certain Funds, FTAM has voluntarily agreed to waive a portion of its advisory fee. In addition, FTAM has contractually agreed to waive fees and/or reimburse all Funds pursuant to an expense limitation agreement. See the table of advisory fees, waivers and expense limitations below.

Administration Fee – FTAM is the Trust’s administrator (the “Administrator”) and generally assists in all aspects of the Trust’s administration and operations, including providing the Funds with certain administrative personnel and

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Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2012 (Unaudited)

services necessary to operate the Funds. FTAM receives administration fees at the annual rates shown below, which are computed daily and paid monthly based on average daily net assets of the Trust; the fees are prorated among the Funds based upon their relative average daily net assets.

Administration Fee	Trust Average Daily Net Assets
0.20%	Up to $1 billion
0.18%	In excess of $1 billion up to $2 billion
0.17%	In excess of $2 billion

For certain Funds, FTAM has voluntarily agreed to waive a portion of its administration fee. In addition, a $10,000 annual, per class, per Fund fee applies beyond the first four classes per Fund (only Equity Index has more than four classes), and each Fund that commences operations after September 18, 2002 is subject to an annual $20,000 minimum fee. FTAM has contractually agreed to waive fees and/or reimburse all Funds pursuant to an expense limitation agreement. See the table of advisory fee, waivers and expense limitations below.

Advisory Fee, Waivers, Expense Limitations – In its capacity as Advisor and Administrator, FTAM has entered into an expense limitation agreement with the Funds. Under the terms of the expense limitation agreement, to the extent that ordinary operating expenses incurred by a Fund in any fiscal year exceed the specified expense limit for the Fund, the excess amount will be borne by FTAM. If the operating expenses are less than the specified expense limit for the Fund, FTAM shall be entitled to reimbursement of the fees waived or reduced to the extent that the operating expenses and the amount reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently the period for the 37 months commencing November 2, 2009 or for the 12 months commencing November 26, 2011). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this agreement in the fiscal year, does not cause the Fund to exceed the expense limitation. All waivers not recovered at the end of the period expire on either November 23, 2012 or November 30, 2012 (see table below). The Funds’ various annual fee rates, waivers and expense limitations as of this report date are as follows:

				Contractual Expense Limitation/ Reimbursement	Class Expense Limitation *
Fund	Advisory Fee	Advisory Fee Waiver	Administration Fee Waiver	Recoverable Expiration Date	Institutional	A	B	C	Reimbursement Recoverable **
Small Cap Growth *	0.70%	NA	0.1749%	11/23/12	1.06%	1.31%	2.06%	2.06%	$22,669
Mid Cap Growth *	0.80%	0.10%	0.1749%	11/23/12	0.95%	1.20%	1.95%	1.95%	$47,450
Quality Growth	0.80%	0.10%	0.1364%	11/23/12	0.95%	1.20%	1.95%	1.95%	$107,852
Dividend Growth	0.80%	0.20%	0.1749%	11/23/12	0.73%	0.98%	1.73%	1.73%	$30,252
Micro Cap Value	1.00%	NA	0.1749%	11/23/12	1.35%	1.60%	2.35%	2.35%	$33,757
Small Cap Value *	0.90%	0.15%	0.1749%	11/23/12	0.95%	1.20%	1.95%	1.95%	$46,670
All Cap Value *	1.00%	0.30%	0.1749%	11/23/12	0.85%	1.10%	1.85%	1.85%	$111,611
Disciplined Large Cap Value *	0.80%	0.15%	0.1749%	11/23/12	0.75%	1.00%	1.75%	1.75%	$114,911
Structured Large Cap Plus * ‡	0.70%	0.05%	0.1749%	11/23/12	0.84%	1.09%	1.84%	1.84%	$39,712
Equity Index ^	0.30%	0.20%	0.1749%	11/30/12	0.19%	0.44%	1.19%	1.19%	$2,962,637
International Equity Ω	1.00%	0.24%	0.1749%	11/23/12	1.11%	1.36%	2.11%	2.11%	$73,304
Strategic Income *	1.00%	0.50%	0.1749%	11/30/12	0.69%	0.94%	1.69%	1.69%	$1,743,137
LifeModel AggressiveSM	0.15%	0.12%	0.1749%	11/30/12	0.08%	0.33%	1.08%	1.08%	$1,193,585
LifeModel Moderately AggressiveSM	0.15%	0.12%	0.1749%	11/30/12	0.08%	0.33%	1.08%	1.08%	$1,996,425
LifeModel ModerateSM	0.15%	0.12%	0.1749%	11/30/12	0.08%	0.33%	1.08%	1.08%	$2,183,724
LifeModel Moderately ConservativeSM	0.15%	0.12%	0.1749%	11/30/12	0.08%	0.33%	1.08%	1.08%	$703,980
LifeModel ConservativeSM	0.15%	0.12%	0.1749%	11/30/12	0.08%	0.33%	1.08%	1.08%	$558,964
High Yield Bond	0.70%	NA	0.1749%	11/23/12	0.74%	0.99%	1.74%	1.74%	$51,253
Total Return Bond *	0.60%	0.15%	0.1749%	11/23/12	0.63%	0.88%	1.63%	1.63%	$112,520
Short Term Bond *	0.50%	0.10%	0.1749%	11/30/12	0.47%	0.72%	NA	1.47%	$1,569,013

*	The Funds’ expense limitation for each class increased/decreased by the following annual amounts during the period ended as of this report date. FTAM accompanied these increases/decreases in limitations with a corresponding increase or decrease, respectively in an advisory or administration waiver.

130

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Fund	Increase/(Decrease) in Limitation	Effective Date
Quality Growth	(0.11)%	November 23, 2011
Small Cap Value	(0.13)%	November 23, 2011
All Cap Value	(0.11)%	November 23, 2011
Disciplined Large Cap Value	(0.07)%	November 23, 2011
International Equity	(0.05)%	November 23, 2011
Strategic Income	(0.05)%	November 23, 2011
Short Term Bond	(0.02)%	November 23, 2011

**	The cumulative amounts waived and/or reimbursed which may be potentially recoverable by FTAM under the expense limitation agreements for the period from November 2, 2009 through January 31, 2012 for those funds with expense limitation agreements expiring November 30, 2012 and for the period from November 23, 2011 through January 31, 2012 for those funds with expense limitation agreements expiring November 23, 2012.
‡	Because dividend expenses on short sales are excluded from this Fund’s expense limitation, Net Expenses are expected to exceed the applicable expense limitation by the amount of these items.
^	The annual limitations shown include 12b-1 or administrative services fees and are net of all waivers, voluntary or contractual. The limitations are 0.27%, 0.34% and 0.44% for Equity Index Select, Preferred and Trust Shares, respectively.
Ω	International Equity’s Advisory Fee is 0.85% for net assets in excess of $750 million.

Accounting Fees – FTAM is the Funds’ accounting agent. FTAM receives accounting fees at the annual rates shown below which are computed daily and paid monthly based on average daily net assets of each Fund, subject to a $30,000 per Fund annual minimum, plus out-of-pocket expenses.

Accounting Fee	Fund Average Daily Net Assets
0.020%	Up to $500 million
0.015%	In excess of $500 million up to $1 billion
0.010%	In excess of $1 billion

In addition, a $10,000 annual flat per class, per fund fee applies beyond the initial class of shares.

Distribution and/or Servicing Fees – The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. FTAM Funds Distributor, Inc. is the Trust’s distributor/principal underwriter (the “Distributor”). Under the terms of the Plan, the Funds will compensate the Distributor from the net assets of the Funds’ Class A, Class B and Class C shares to finance activities intended to result in the sale of each Fund’s shares. The Plan provides that the Funds will incur fees accrued daily and paid monthly to the Distributor at annual rates up to or equal to that shown below based on average daily net assets of the respective classes in the Plan.

Class	Distribution/Servicing Fee
Class A	0.25%
Class B	1.00%
Class C	0.75%

In addition, the Distributor earned commissions on certain sales of Class A shares (most of which commissions are reallowed to the selling broker-dealer) as well as contingent deferred sales commissions (CDSC) on certain redemptions of Class A, B and C shares (all of which are paid to the finance agent who financed advance commissions, as applicable, on sales of these shares). FTAM is the Class C advance commission finance agent. For the six months ended January 31, 2012, FTAM earned $6,254 in CDSC fees from the Trust. Affiliates of FTAM earned reallowed sales commissions of $66,102 and 12b-1 distribution/servicing fees as well as administrative servicing fees (see below) of $489,996 from the Trust for the period ended as of the report date.

Administrative Servicing Fee – The Trust has a Shareholder Servicing Plan with the Distributor with respect to Class C, Select, Preferred and Trust Shares. Under the Agreement, certain administrative services, including those relating to the maintenance of shareholder accounts, were provided to these shareholders during the year. The Distributor, as well as other financial institutions (which may include affiliates of the Advisor) receives fees computed at rates up to or equal to those shown below, based on average daily net assets of the respective classes.

Class	Administrative Servicing Fee
Class C	0.25%
Select	0.08%
Preferred	0.15%
Trust	0.25%

131

Fifth Third Funds
Notes to Financial Statements, continued January 31, 2012 (Unaudited)

Transfer and Dividend Disbursing Agent – Pursuant to a Services Agreement with the Trust dated May 14, 2007, FTAM provides certain services on behalf of the Trust. Under this agreement, FTAM’s fees are paid monthly and are accrued daily based upon each Fund of the Trust’s relative average daily net assets, at the aggregate annual amount of $370,000. FTAM earned $186,521 from the Trust in service fees for the period ended as of this report date.

Other – Certain officers of the Trust are also officers of FTAM and/or its affiliates. Certain non-principal officers of the Trust are also employees of State Street. None of these officers are paid any fees by the Trust.

The Trust reimbursed FTAM for fees paid to a third party in connection with the negotiation of a new custody agreement. For the six months ended January 31, 2012, the fees were $13,246. The fees were calculated based on actual expenses incurred by the Fund.

Payments by Affiliates – Citi (formerly BISYS Fund Services, Inc. (“Citi”)), which formerly provided various services to the Trust, reached a settlement and entered into an order (the “Order”) with the Securities and Exchange Commission (“SEC”) regarding the SEC’s investigation of Citi’s past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Neither the Trust nor FTAM was a party to the Order, nor is the Trust or FTAM bound by the Order or its findings. It is unclear the extent to which the Trust, FTAM and certain of its former service providers are or may be affected by the SEC’s investigation of Citi or by the Order. In response to the SEC’s inquiries related to this matter, including those of the Trust’s former service arrangements with Citi, FTAM made a one time contribution of money to certain Funds of the Trust during the year ended July 31, 2007. The affected Funds and the amounts paid to such Funds were determined based on various factors such as certain Fund expenses during 1999 through 2001 as well as the applicable Funds’ net assets during this time period. The amount credited to each class of the applicable Funds was determined according to the relative net assets of such classes on the date the amounts were recognized. The amounts were allocated among the components of net assets for the fiscal year ended July 31, 2007 for each applicable Fund based upon its character for federal income tax purposes. The total returns for the year ended July 31, 2007 for each class of the applicable Funds would have been lower had the payments not been made; see Notes to Financial Highlights.

In July 2010, certain funds received a one time payment from the BISYS Fair Fund (a fund established pursuant to a settlement between the SEC and BISYS Fund Services, Inc. that requires, among other things, a distribution of settlement monies from the fair fund to benefit affected mutual funds). The impact of these payments is not reflected in the net expense ratios in the Financial Highlights. The impact to the net expense ratios and total return was not significant.

During the year ended July 31, 2009, the Advisor paid the following money to certain funds related to share price reprocessing stemming from the Lehman Brothers, Inc. bankruptcy. For each of the Funds, the payments did not have a significant impact on their respective total returns.

Fund	Payment by Advisor
Structured Large Cap Plus	$64,452
LifeModel AggressiveSM	$31,587
LifeModel Moderately AggressiveSM	$44,610
LifeModel ModerateSM	$32,554
LifeModel Moderately ConservativeSM	$11,077
LifeModel ConservativeSM	$3,965

132

Fifth Third Funds
Notes to Financial Statements, continued January 31, 2012 (Unaudited)

(6) Investment Transactions

Cost of purchases and proceeds from sales of investments (excluding short-term securities) for the period ended as of this report date were as follows:

	Non U.S. Governmental Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Small Cap Growth	$15,405,050	$19,780,380	$–	$–
Mid Cap Growth	47,174,116	60,125,867	–	–
Quality Growth	73,750,045	108,465,120	–	205,797
Dividend Growth	2,297,795	3,107,819	–	–
Micro Cap Value	8,516,471	9,469,193	–	–
Small Cap Value	14,530,147	18,307,165	–	–
All Cap Value	28,711,250	37,467,564	–	–
Disciplined Large Cap Value	96,801,696	118,259,893	–	–
Structured Large Cap Plus	46,907,060	50,864,177	–	–
Equity Index	5,446,045	15,052,326	–	–
International Equity	72,093,859	79,831,357	–	–
Strategic Income	83,852,685	39,456,567	8,090,176	2,736,778
LifeModel AggressiveSM	1,191,280	12,205,000	–	–
LifeModel Moderately AggressiveSM	2,320,377	20,440,000	–	–
LifeModel ModerateSM	4,069,008	20,200,000	–	–
LifeModel Moderately ConservativeSM	801,301	7,285,000	–	–
LifeModel ConservativeSM	666,495	1,450,000	–	–
High Yield Bond	21,828,806	8,656,718	–	–
Total Return Bond	22,613,493	36,160,619	65,561,744	90,639,181
Short Term Bond	38,183,063	75,528,372	56,816,189	84,527,784

(7) Line of Credit

As of February 1, 2008, the Funds have an uncommitted, unsecured line of credit facility with State Street. Under the terms of the agreement, which is renewable annually, the Funds may borrow up to $100 million in the aggregate. The purpose of the facility generally is to borrow funds if necessary to meet temporary or emergency cash needs, including to fund redemption requests that might otherwise require the untimely disposition of securities. Borrowings may not exceed 33-1/3% of a Fund’s net assets (except that with respect to Structured Large Cap Plus, borrowings may not exceed 10% of the Fund’s net assets) and must be repaid within 60 days. Drawn loans will be priced at a bid rate, though, in any event, not less than a fixed rate plus a spread determined by State Street. There were no borrowings against the line of credit during the six months ended January 31, 2012.

(8) Federal Tax Information

It is the intention of each Fund to continue to qualify as a regulated investment company by complying with Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Accordingly, no provision for federal income or excise taxes has been made.

At July 31, 2011, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

133

Fifth Third Funds
Notes to Financial Statements, continued January 31, 2012 (Unaudited)

The Funds file U.S. tax returns and returns in various foreign jurisdictions in which they invest. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2008-2010, no examinations are in progress or anticipated as of this report date. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”). The Modernization Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Modernization Act are generally effective for RICs with taxable years beginning after December 22, 2010.

The tax character of distributions paid during the fiscal years ended July 31, 2011 and 2010 was as follows:

	Year ended July 31, 2011				Year ended July 31, 2010
	Distributions paid from				Distributions paid from
	Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Quality Growth	$326,845	$–	$–	$326,845	$773,931	$–	$773,931
Dividend Growth	87,483	–	–	87,483	96,788	–	96,788
Small Cap Value	264,384	–	–	264,384	443,398	–	443,398
All Cap Value	1,345,076	–	–	1,345,076	1,307,949	–	1,307,949
Disciplined Large Cap Value	4,540,206	–	–	4,540,206	5,007,453	–	5,007,453
Structured Large Cap Plus	1,470,072	–	–	1,470,072	804,824	–	804,824
Equity Index	6,250,642	11,111,538	–	17,362,180	4,752,747	–	4,752,747
International Equity	5,411,319	–	–	5,411,319	7,752,561	–	7,752,561
Strategic Income	6,592,368	–	–	6,592,368	6,524,267	–	6,524,267
LifeModel AggressiveSM	1,339,749	–	(1,388)	1,338,361	1,480,168	1,637,324	3,117,492
LifeModel Moderately AggressiveSM	3,153,127	–	–	3,153,127	3,823,190	888,459	4,711,649
LifeModel ModerateSM	6,043,563	–	–	6,043,563	7,550,470	–	7,550,470
LifeModel Moderately ConservativeSM	1,413,788	–	–	1,413,788	1,738,025	–	1,738,025
LifeModel ConservativeSM	1,221,151	–	–	1,221,151	1,503,585	–	1,503,585
High Yield Bond	4,704,008	–	–	4,704,008	4,051,402	–	4,051,402
Total Return Bond	13,130,691	–	–	13,130,691	16,842,203	–	16,842,203
Short Term Bond	4,659,736	–	–	4,659,736	6,266,629	–	6,266,629
As of July 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Distributions Payable	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
Small Cap Growth	$–	$–	$(2,471,608)	$–	$7,150,830	$4,679,222
Mid Cap Growth	–	–	(28,988,769)	–	16,354,035	(12,634,734)
Quality Growth	–	–	(5,890,919)	–	75,055,098	69,164,179
Dividend Growth	2,367	–	(3,873,783)	–	1,284,906	(2,586,510)
Micro Cap Value	–	–	(1,705,704)	–	3,914,431	2,208,727
Small Cap Value	164,244	3,327,191	–	–	4,263,727	7,755,162
All Cap Value	–	–	(30,491,675)	–	11,736,522	(18,755,153)
Disciplined Large Cap Value	14,334	–	(78,223,116)	–	29,745,181	(48,463,601)
Structured Large Cap Plus	–	–	(50,006,574)	–	18,269,860	(31,736,714)

134

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Notes to Financial Statements, continued January 31, 2012 (Unaudited)

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Distributions Payable	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
Equity Index	$1,078,709	$486,887	$(1,373)	$–	$172,473,539	$174,037,762
International Equity	4,892,422	–	(120,855,352)	–	13,900,875	(102,062,055)
Strategic Income	526,677	–	(20,101,688)	(380,482)	5,850,398	(14,105,095)
LifeModel AggressiveSM	–	–	(15,908,808)	–	4,131,797	(11,777,011)
LifeModel Moderately AggressiveSM	153,056	–	(24,214,956)	–	13,540,809	(10,521,091)
LifeModel ModerateSM	451,427	–	(38,981,183)	–	10,272,935	(28,256,821)
LifeModel Moderately ConservativeSM	119,006	–	(4,372,772)	–	1,219,740	(3,034,026)
LifeModel ConservativeSM	115,735	–	(2,500,480)	–	(630,545)	(3,015,290)
High Yield Bond	36,871	–	(2,003,044)	–	1,947,619	(18,554)
Total Return Bond	451,125	–	(110,362,477)	–	5,966,516	(103,944,836)
Short Term Bond	199,587	–	(17,461,455)	–	(588,300)	(17,850,168)

*	The difference between the book basis and tax basis unrealized appreciation (depreciation) is attributable to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discounts, passive foreign investment company losses and return of capital distributions.

As of July 31, 2011, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations:

Fund	2012	2013	2014	2015	2016	2017	2018	2019	Total
Small Cap Growth	$–	$–	$–	$–	$–	$–	$2,470,254	$–	$2,470,254
Mid Cap Growth	–	–	–	–	–	–	8,158,395	20,830,375	28,988,770
Quality Growth	–	–	–	–	–	–	5,890,919	–	5,890,919
Dividend Growth	39,378	–	–	–	–	1,348,987	2,485,418	–	3,873,783
Micro Cap Value	–	–	–	–	–	–	1,705,704	–	1,705,704
All Cap Value	–	–	–	–	–	4,426,731	26,064,944	–	30,491,675
Disciplined Large Cap Value	–	–	–	–	–	–	78,223,116	–	78,223,116
Structured Large Cap Plus	–	–	–	–	–	6,835,526	43,169,507	–	50,005,033
International Equity	–	–	–	–	–	67,419,454	53,434,936	–	120,854,390
Strategic Income	–	–	–	–	–	1,379,950	8,478,872	10,242,865	20,101,687
LifeModel AggressiveSM	–	–	–	–	–	–	586,237	10,323,235	10,909,472
LifeModel Moderately AggressiveSM	–	–	–	–	–	–	2,785,698	16,007,836	18,793,534
LifeModel ModerateSM	–	–	–	–	–	855,404	21,071,864	9,670,605	31,597,873
LifeModel Moderately ConservativeSM	–	–	–	–	–	764,706	563,235	2,699,589	4,027,530
LifeModel ConservativeSM	–	–	–	–	–	180,556	395,728	1,487,870	2,064,154
High Yield Bond	–	–	–	–	–	–	2,003,044	–	2,003,044
Total Return Bond	3,490,975	6,705,683	12,507,496	4,893,287	1,172,463	28,880,095	36,422,219	8,427,961	102,500,179
Short Term Bond	–	2,973,271	9,778,491	4,709,395	–	–	–	–	17,461,157

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after July 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

135

Fifth Third Funds
Notes to Financial Statements, continued January 31, 2012 (Unaudited)

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended July 31, 2011, the following Funds deferred to August 1, 2011 post October capital losses:

Capital Losses
LifeModel AggressiveSM	$4,999,336
LifeModel Moderately AggressiveSM	$5,421,422
LifeModel ModerateSM	$7,383,310
LifeModel Moderately ConservativeSM	$345,242
LifeModel ConservativeSM	$436,326
Total Return Bond	$7,876,470

During the year ended July 31, 2011, the Funds used/expired capital loss carryforwards in the following amounts:

	Amount Used	Amount Expired
Small Cap Growth	$12,002,482	$–
Mid Cap Growth	$18,722,848	$–
Quality Growth	$38,697,383	$–
Dividend Growth	$705,328	$2,318,665
Micro Cap Value	$3,957,143	$–
Small Cap Value	$9,729,934	$–
All Cap Value	$6,709,601	$–
Disciplined Large Cap Value	$32,458,772	$–
Structured Large Cap Plus	$11,111,409	$–
International Equity	$22,644,279	$–
High Yield Bond	$2,067,848	$–
Total Return Bond	$–	$2,967,989
Short Term Bond	$1,782,657	$–

(9) Restricted Securities

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and which cannot be sold without prior registration under the Securities Act or which may be limited due to certain sale restrictions. These securities are generally deemed to be illiquid and are valued in accordance with the Trust’s Security Valuation Procedures, which have been approved by the Trustees of the Trust. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At January 31, 2012, Total Return Bond held the following restricted security:

	Security Type	Acquisition Date	Acquisition Cost	Fair Value	Value as % of Net Assets
Total Return Bond
Restructured Assets Certificates, Series 2006-9, Class P	Mortgage-Backed Securities	8/10/06	$5,234,953	$4,589,550	2.10%

(10) Principal Risks

Concentration Risk – International Equity invests in equity and fixed income securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

136

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Notes to Financial Statements, continued January 31, 2012 (Unaudited)

Market and Credit Risk – In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Interest Rate Risk – Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. A rise in interest rates typically causes a fall in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities and high for longer-term securities. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk.

Foreign Currency Risk – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. This also includes the risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments.

(11) 10% Shareholders

As of January 31, 2012, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the fund as detailed below:

	Number of Accounts	% of Shares Outstanding
Small Cap Growth Fund	4	60.63%
Mid Cap Growth Fund	4	60.47%
Quality Growth Fund	1	30.69%
Dividend Growth Fund	1	21.05%
Micro Cap Value Fund	1	16.71%
Small Cap Value Fund	3	59.18%
All Cap Value Fund	3	36.46%
Disciplined Large Cap Value Fund	4	68.31%
Structured Large Cap Plus Fund	3	82.66%
Equity Index Fund	3	58.04%
International Equity Fund	5	79.88%
Strategic Income Fund	1	45.67%
LifeModel Aggressive Fund	2	66.10%
LifeModel Moderately Aggressive Fund	2	47.83%
LifeModel Moderate Fund	2	74.78%
LifeModel Moderately Conservative Fund	2	46.27%
LifeModel Conservative Fund	2	64.49%
High Yield Bond Fund	1	62.21%
Total Return Bond Fund	3	62.79%
Short Term Bond Fund	2	53.60%

137

Fifth Third Funds
Notes to Financial Statements, continued January 31, 2012 (Unaudited)

Affiliated Shareholders

As of January 31, 2012, Fifth Third Bank and its affiliates and the retirement plans of Fifth Third Bank and its affiliates, held shares which may be redeemed at any time as detailed below:

	Number of Accounts	% of Shares Outstanding
Small Cap Growth Fund	4	60.63%
Mid Cap Growth Fund	4	60.47%
Dividend Growth Fund	1	21.05%
Micro Cap Value Fund	1	16.71%
Small Cap Value Fund	2	20.95%
All Cap Value Fund	3	36.46%
Disciplined Large Cap Value Fund	3	40.30%
Structured Large Cap Plus Fund	3	82.66%
Equity Index Fund	2	45.89%
International Equity Fund	4	56.56%
Strategic Income Fund	1	45.67%
LifeModel Aggressive Fund	1	24.46%
LifeModel Moderately Aggressive Fund	1	25.03%
LifeModel Moderate Fund	1	28.79%
LifeModel Moderately Conservative Fund	1	28.32%
LifeModel Conservative Fund	1	39.67%
High Yield Bond Fund	1	62.21%
Total Return Bond Fund	3	62.79%
Short Term Bond Fund	2	53.60%

(12) Guarantees and Indemnifications

Under the Trust’s organizational documents (and for the independent Trustees, pursuant to indemnification agreements with the Funds), its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for the general indemnification of Trustees and Officers. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

(13) Securities Valuations

The Funds use various methods to measure the fair value of most of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

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January 31, 2012 (Unaudited)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. There were no transfers between level 1 and level 2 during the period ended January 31, 2012.

(14) Fair Value Measurements

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common and preferred stock) – Portfolio securities listed or traded on domestic securities exchanges or in the over-the-counter market are valued at the latest available sales price on the exchange or system where the security is principally traded (except for securities traded on NASDAQ, which are valued at the NASDAQ Official Closing Price) or, absent such a price, by reference to the latest available bid and asked prices in the principal market in which such securities are normally traded. Securities for which the principal market is not a securities exchange or an over-the-counter market are valued at the mean of their latest bid and asked quotations in such principal market. Securities in International Equity listed or traded on non-domestic exchanges are valued at the closing mid-market price on the exchanges on which they trade. To the extent that these securities are actively traded and valuations adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Investments for which such quotations are not readily available, or quotations which appear suspect, are valued at fair value as determined in good faith by the Pricing Committee in accordance with procedures adopted by the Trustees. These securities are categorized in level 3. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which such securities are traded closes and the time when the Funds’ net asset values are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, International Equity will use a systematic valuation model provided by an independent third party to value its foreign securities. When International Equity uses this fair value pricing method, the value assigned to International Equity’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges and the securities are categorized in level 2.

Corporate debt securities – Investments are priced using the closing bid as supplied by an independent pricing service based on observable inputs. Observable inputs may include quoted prices for the identical instrument or an active market, valuation provided by dealers, prices for similar instruments, interest rates, credit risk, yield curves, default rates and similar data, etc. Although most corporate bonds are categorized in level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as level 3.

Short-term notes – Investments maturing in 60 days or less are valued at amortized cost, which approximates market value. To the extent the inputs are observable and timely, the values would be categorized in level 2 of the fair value hierarchy.

Asset-backed securities – Investments are priced using the closing bid as supplied by an independent pricing service based on observable inputs. Observable inputs may include quoted prices for the identical instrument on a active market, valuation provided by dealers, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data, etc. Although most asset-backed securities are categorized in level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as level 3.

Open-end investment companies – Investments are valued at net asset value as reported by such investment companies and are categorized as level 1.

U.S. government issuers – Investments are priced at the closing bid as supplied by an independent pricing service based on observable inputs. Observable inputs may include quoted prices for the identical instrument on an active

139

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January 31, 2012 (Unaudited)

market, prices for similar instruments, interest rates and similar data, etc. Although most U.S. Government bonds are categorized in level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as level 3.

Derivative instruments – Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy. Over the counter (OTC) derivative contracts include swap contracts related to the credit standing of reference entities. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products can be modeled taking in to account the counterparties’ creditworthiness and using a series of techniques, including simulation models. The OTC derivative products valued by the Funds using pricing models are categorized within level 2 of the fair value hierarchy.

The market value of securities fair valued in accordance with procedures adopted by the Trustees as a percentage of total net assets as of this report date was 2.10% for Total Return Bond.

The following is a summary of the fair value hierarchy according to the inputs used as of January 31, 2012 in valuing the Funds’ assets and liabilities:

	Fair Value Measurement at 1/31/2012 using
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 1/31/12
Small Cap Growth
Assets
Common Stocks *	$31,505,621	$–	$–	$31,505,621
Investments in Affiliates	2,794,365	–	–	2,794,365
Total	$34,299,986	$–	$–	$34,299,986

Mid Cap Growth
Assets
Common Stocks *	$70,744,569	$–	$–	$70,744,569
Investments in Affiliates	2,181,456	–	–	2,181,456
Total	$72,926,025	$–	$–	$72,926,025

Quality Growth
Assets
Common Stocks *	$288,857,938	$–	$–	$288,857,938
Corporate Bonds	–	224,904	–	224,904
Mortgage-Backed Securities	–	445,317	–	445,317
Investments in Affiliates	7,749,480	–	–	7,749,480
Total	$296,607,418	$670,221	$–	$297,277,639

Dividend Growth
Assets
Common Stocks *	$4,581,164	$–	$–	$4,581,164
Investments in Affiliates	29,393	–	–	29,393
Total	$4,610,557	$–	$–	$4,610,557

Micro Cap Value
Assets
Common Stocks *	$46,325,353	$–	$–	$46,325,353
Investments in Affiliates	4,242,049	–	–	4,242,049
Total	$50,567,402	$–	$–	$50,567,402

Small Cap Value
Assets
Common Stocks *	$56,859,703	$–	$–	$56,859,703
Investments in Affiliates	3,467,100	–	–	3,467,100
Total	$60,326,803	$–	$–	$60,326,803

140

Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2012 (Unaudited)

	Fair Value Measurement at 1/31/2012 using
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 1/31/12
All Cap Value
Assets
Common Stocks *	$92,298,129	$–	$–	$92,298,129
Investments in Affiliates	349,403	–	–	349,403
Total	$92,647,532	$–	$–	$92,647,532

Disciplined Large Cap Value
Assets
Common Stocks *	$177,613,719	$–	$–	$177,613,719
Investments in Affiliates	2,490,860	–	–	2,490,860
Total	$180,104,579	$–	$–	$180,104,579

Structured Large Cap Plus
Assets
Common Stocks *	$81,583,416	$–	$–	$81,583,416
Investments in Affiliates	3,877,003	–	–	3,877,003
Other Financial Instruments **
Equity Contracts	148,659	–	–	148,659
Total	$85,609,078	$–	$–	$85,609,078

Liabilities
Securities Sold Short	$(10,837,676)	$–	$–	$(10,837,676)
Total	$(10,837,676)	$–	$–	$(10,837,676)

Equity Index
Assets
Common Stocks *	$349,274,097	$–	$–	$349,274,097
Investments in Affiliates	9,149,589	–	–	9,149,589
Other Financial Instruments **
Equity Contracts	241,492	–	–	241,492
Total	$358,665,178	$–	$–	$358,665,178

International Equity
Assets
Foreign Stocks *	$147,057,217	$–	$–	$147,057,217
Investment Companies	213,774	–	–	213,774
Investments in Affiliates	8,082,405	–	–	8,082,405
Total	$155,353,396	$–	$–	$155,353,396

Liabilities
Other Financial Instruments **
Equity Contracts	$(24,984)	$–	$–	$(24,984)
Total	$(24,984)	$–	$–	$(24,984)

Strategic Income
Assets
Asset-Backed Securities	$–	$7,340,937	$–	$7,340,937
Corporate Bonds	–	52,206,344	–	52,206,344
Foreign Bonds *	–	18,233,102	–	18,233,102
Mortgage-Backed Securities	–	18,781,024	–	18,781,024
U.S. Treasury Obligations	–	967,852	–	967,852
Common Stocks *	18,367,489	–	–	18,367,489
Investment Companies	10,397,206	–	–	10,397,206
Convertible Preferred Stocks	6,611,850	–	–	6,611,850
Preferred Stocks	71,575,385	–	–	71,575,385
Investments in Affiliates	6,898,813	–	–	6,898,813
Total	$113,850,743	$97,529,259	$–	$211,380,002

141

Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2012 (Unaudited)

	Fair Value Measurement at 1/31/2012 using
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 1/31/12
Liabilities
Other Financial Instruments ** Foreign Exchange Contracts	$(82,492)	$–	$–	$(82,492)
Total	$(82,492)	$–	$–	$(82,492)

LifeModel AggressiveSM
Assets
Investments in Affiliates	$98,286,968	$–	$–	$98,286,968
Total	$98,289,968	$–	$–	$98,286,968

LifeModel Moderately AggressiveSM
Assets
Investments in Affiliates	$164,507,454	$–	$–	$164,507,454
Total	$164,507,454	$–	$–	$164,507,454

LifeModel ModerateSM
Assets
Investments in Affiliates	$234,683,310	$–	$–	$234,683,310
Total	$234,683,310	$–	$–	$234,683,310

LifeModel Moderately ConservativeSM
Assets
Investments in Affiliates	$48,909,789	$–	$–	$48,909,789
Total	$48,909,789	$–	$–	$48,909,789

LifeModel ConservativeSM
Assets
Investments in Affiliates	$39,610,481	$–	$–	$39,610,481
Total	$39,610,481	$–	$–	$39,610,481

High Yield Bond
Assets
Convertible Bonds	$–	$200,498	$–	$200,498
Corporate Bonds	410,996	67,134,460	–	67,545,456
Foreign Bonds *	–	8,114,277	–	8,114,277
Investments in Affiliates	3,143,390	–	–	3,143,390
Total	$3,554,386	$75,449,235	$–	$79,003,621

Total Return Bond
Assets
Asset-Backed Securities	$–	$11,679,527	$–	$11,679,527
Corporate Bonds	–	48,826,247	–	48,826,247
Foreign Bonds *	–	11,248,160	–	11,248,160
Mortgage-Backed Securities Agency Collateral Other	–	–	4,589,550	4,589,550
Other	–	116,033,726	–	116,033,726
Municipal Bonds	–	859,074	–	859,074
U.S. Treasury Obligations	–	9,565,340	–	9,565,340
Preferred Stocks	6,372,075	–	–	6,372,075
Investments in Affiliates	20,388,486	–	–	20,388,486
Other Financial Instruments ** Interest Rate Contracts	162,288	–	–	162,288
Total	$26,922,849	$198,212,074	$4,589,550	$229,724,473

142

Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2012 (Unaudited)

	Fair Value Measurement at 1/31/2012 using
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 1/31/12
Liabilities
Other Financial Instruments ** Foreign Exchange Contracts	$(129,814)	$–	$–	$(129,814)
Total	$(129,814)	$–	$–	$(129,814)

Short Term Bond
Assets
Asset-Backed Securities	$–	$15,911,354	$–	$15,911,354
Corporate Bonds	–	44,057,738	–	44,057,738
Foreign Bonds *	–	10,579,939	–	10,579,939
Mortgage-Backed Securities	–	41,373,581	–	41,373,581
Municipal Bonds	–	1,275,860	–	1,275,860
U.S. Government Agencies	–	52,909,314	–	52,909,314
U.S. Treasury Obligations	–	10,093,320	–	10,093,320
Investments in Affiliates	1,134,463	–	–	1,134,463
Other Financial Instruments ** Interest Rate Contracts	23,690	–	–	23,690
Total	$1,158,153	$176,201,106	$–	$177,359,259

*	Refer to Schedules of Investments for further information by industry/type and country.

**	Financial derivative instruments may include open futures contracts, swap contracts and forward foreign currency contracts.

The following is a reconciliation of the fair value measurements using significant unobservable inputs for the Fund during the period ended January 31, 2012:

Total Return Bond	Beginning balance 7/31/2011	Purchases	Sales	Accrued Discounts (Premiums)	Total Realized Gains (Losses)	Total Change in Unrealized Appreciation (Depreciation)	Transfers in to Level 3	Transfers Out of Level 3	Ending Balance 1/31/2012	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 1/31/2012
Mortgage-Backed Securities Agency
Collateral
Other	$4,206,825	$–	$–	$11	$–	$382,714	$–	$–	$4,589,550	$382,714
Total	$4,206,825	$–	$–	$11	$–	$382,714	$–	$–	$4,589,550	$382,714

Realized gain (loss) and net change in unrealized appreciation/(depreciation) is reflected in the Statements of Operations.

143

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January 31, 2012 (Unaudited)

(15) Fair Value of Derivative Instruments *

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure:

Structured Large Cap Plus

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2012:

	Derivatives Not Accounted for as Hedging Instruments Under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Payable for variation margin on futures contracts **	$–	$–	$–	$ 1,050	$–	$1,050

 The Effect of Derivative Instruments on the Statement of Operations for the year ended January 31, 2012:

	Derivatives Not Accounted for as Hedging Instruments Under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain/(Loss) on Derivative Recognized as a Result from Operations
Net realized gains on futures transactions	$–	$–	$–	$215,300	$–	$215,300
Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized as a Result from Operations
Change in unrealized appreciation/(depreciation) on investments and futures	$–	$–	$–	$184,074	$–	$184,074

**	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures Unrealized Appreciation/(Depreciation) of $148,659 as reported in the Notes to Schedule of Investments.

Equity Index

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2012:

	Derivatives Not Accounted for as Hedging Instruments Under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Payable for variation margin on futures contracts **	$–	$–	$–	$3,958	$–	$3,958

The Effect of Derivative Instruments on the Statement of Operations for the six months ended January 31, 2012:

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Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2012 (Unaudited)

Equity Index, continued

	Derivatives Not Accounted for as Hedging Instruments Under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain/(Loss) on Derivative Recognized as a Result from Operations
Net realized gains on futures transactions	$–	$–	$–	$656,290	$–	$656,290
Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized as a Result from Operations
Change in unrealized appreciation/(depreciation) on investments and futures	$–	$–	$–	$247,136	$–	$247,136

**	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures Unrealized Appreciation/ (Depreciation) of $241,492 as reported in the Notes to Schedule of Investments.

International Equity

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2012:

	Derivatives Not Accounted for as Hedging Instruments Under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Payable for variation margin on futures contracts **	$–	$–	$ –	$3,852	$–	$3,852

The Effect of Derivative Instruments on the Statement of Operations for the year ended January 31, 2012:

	Derivatives Not Accounted for as Hedging Instruments Under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain/(Loss) on Derivative Recognized as a Result from Operations
Net realized gains/(losses) on futures transactions	$–	$(136,260)	$–	$(1,729,995)	$–	$(1,866,255)

	Derivatives Not Accounted for as Hedging Instruments Under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized as a Result from Operations
Change in unrealized appreciation/ (depreciation) on investments, futures, swaps and foreign currency transactions	$–	$(176,361)	$–	$(154)	$–	$(176,515)

**	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures Unrealized Appreciation/ (Depreciation) of $(24,984) as reported in the Notes to Schedule of Investments.
145

Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2012 (Unaudited)

Strategic Income

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2012:

	Derivatives Not Accounted for as Hedging Instruments Under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Unrealized depreciation on forward foreign currency contracts	$–	$ (82,492)	$ –	$ –	$–	$(82,492)
	$–	$ (82,492)	$ –	$ –	$–	$(82,492)

The Effect of Derivative Instruments on the Statement of Operations for the year ended January 31, 2012:

	Derivatives Not Accounted for as Hedging Instruments Under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain/(Loss) on Derivative Recognized as a Result from Operations
Net realized gains/(losses) on futures transactions	$–	$–	$–	$894,508	$–	$894,508
Net realized gains/(losses) on investments, swaps, options and foreign currency transactions	$(330,458)	$(430,778)	$31,250	$–	$–	$(729,986)
	$(330,458)	$(430,778)	$31,250	$894,508	$–	$164,522
Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized as a Result from Operations
Change in unrealized appreciation/(depreciation) on investments, futures, swaps and foreign currency transactions	$–	$68,225	$–	$(137,659)	$–	$(69,434)

Total Return Bond

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2012:

	Derivatives Not Accounted for as Hedging Instruments Under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total

Asset Derivatives
Receivable for variation margin on futures contracts **	$24,688	$–	$–	$–	$–	$24,688
Liabilities Derivatives
Unrealized depreciation on forward foreign currency contracts	$–	$129,814	$–	$–	$–	$129,814
146

Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2012 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the year ended January 31, 2012:

	Derivatives Not Accounted for as Hedging Instruments Under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain/(Loss) on Derivative Recognized as a Result from Operations
Net realized gains/(losses) on futures transactions	$1,282,011	$ –	$ –	$–	$–	$1,282,011
Net realized gains/(losses) on investments, swaps, options and foreign currency transactions	$ (9,453)	$ –	$68,490	$–	$–	$59,037
	$1,272,558	$ –	$68,490	$–	$–	$1,341,048
Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized as a Result from Operations
Change in unrealized appreciation/(depreciation) on investments, futures, swaps and foreign currency transactions	$(222,826)	$(129,814)	$(2,617)	$–	$–	$(355,257)

**	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures Unrealized Appreciation/(Depreciation) of $162,288 as reported in the Notes to Schedule of Investments.

Short Term Bond

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2012:

	Derivatives Not Accounted for as Hedging Instruments Under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Payable for variation margin on futures contracts **	$ 3,985	$ –	$ –	$–	$–	$3,985

The Effect of Derivative Instruments on the Statement of Operations for the year ended January 31,2012:

	Derivatives Not Accounted for as Hedging Instruments Under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain/(Loss) on Derivative Recognized as a Result from Operations
Net realized gains/(losses) on futures transactions	$ 119,447	$ –	$ –	$–	$–	$119,447
Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized as a Result from Operations
Change in unrealized appreciation/(depreciation) on investments, futures, swaps and foreign currency transactions	$ (55,234)	$ –	$ –	$ –	$ –	$(55,234)

** Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures Unrealized Appreciation/(Depreciation) of $23,690 as reported in the Notes to Schedule of Investments.

*	See Note 2 – Significant Accounting Policies for additional information.
147

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Notes to Financial Statements, continued
January 31, 2012 (Unaudited)

For the six months ended January 31, 2012, the average quarterly balance of outstanding derivative financial instruments was as follows:

	Structured Large Cap Plus	Equity Index	International Equity	Strategic Income	Total Return Bond	Short Term Bond
Forward currency contracts:
Average number of contracts	–	–	–	2	1	–
Average U.S. dollar amounts purchased	–	–	–	4,005,540	1,461,593	–

Futures contracts:
Average number of contracts purchased	4	18	199	27	140	85
Average number of contracts sold	–	–	2	–	–	–
Average notional amount of contracts purchased	1,325,814	5,431,964	16,198,372	516,780	17,465,344	18,699,513
Average notional amount of contracts sold	–	–	164,992	–	–	–

Swap contracts:
Average notional amount of contracts purchased	–	–	–	–	–	–
Average notional amount of contracts sold	–	–	–	–	3,500,000	–

(16) Litigation Matters

Settled Legal Proceedings – Prior to September 19, 2009, Lehman Brothers, Inc. (“LBI”) served as the exclusive prime broker for short sales in the Structured Large Cap Plus Fund. Due to bankruptcy, LBI’s business was liquidated under the Securities Investor Protection Act of 1970. The trustee for the liquidation proceedings (the “Liquidation Trustee”) had taken a position with respect to the valuation date for the Fund’s short positions which Fund management believed to be incorrect and materially disadvantageous to the Fund. The Fund settled with the Liquidation Trustee on November 15, 2010. The effect of the settlement on the Fund’s total return is disclosed in the Notes to the Financial Highlights.

In accordance with the Fund’s prospectus, the Fund’s legal expenses related to these matters were considered extraordinary expenses and therefore borne by the Fund without regard to the Fund’s expense limitation agreement. There were no extraordinary legal expenses incurred in the twelve months ended July 31, 2011. The impact of extraordinary legal expenses in prior years is disclosed in the Notes to the Financial Highlights.

Tribune Matter – On June 2, 2011, certain holders of notes issued by Tribune Company filed a complaint in Massachusetts federal court against Fifth Third Funds and several other defendants, seeking to recover payments made to Tribune shareholders in connection with the 2007 leverage buyout of Tribune. The Fifth Third Equity Index Fund received Tribune payments in connection with the 2007 leverage buyout in the amount of $81,430. The plaintiffs allege that the shareholder payments were made in violation of various state laws prohibiting constructive fraudulent transfers. The outcome of the proceedings cannot be predicted at this time. The complaints allege no misconduct by the Fifth Third Funds or any member of the putative defendant class.

Payment – During the year ended July 31, 2011, Total Return Bond received payments to settle various litigations related to securities held by the Fund. The total returns for the year ended July 31, 2011 for each class of the Fund would have been lower had the payment not been made; see Notes to Financial Highlights.

(17) Subsequent Events

Management has evaluated the possibility of subsequent events and has determined that there are no additional events that would require adjustment to or additional disclosure in the Funds’ financial statements.

148

Fifth Third Funds
Supplemental Information (Unaudited)

EXPENSE EXAMPLE

As a shareholder of the Fifth Third Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fifth Third Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2011 through January 31, 2012.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The expense ratio may vary period to period because of various factors, as a result of expenses incurred that are outside the cap (such as dividends on securities sold short, extraordinary expenses and interest expense.)

		Beginning Account Value 8/1/11	Ending Account Value 1/31/12	Expense Paid During Period * 8/1/11– 1/31/12	Expense Ratio During Period 8/1/11– 1/31/12
Small Cap Growth	Institutional Shares	$1,000.00	$960.00	$5.22	1.06%
	Class A Shares	1,000.00	959.20	6.45	1.31%
	Class B Shares	1,000.00	955.90	10.13	2.06%
	Class C Shares	1,000.00	958.40	10.09	2.06%

Mid Cap Growth	Institutional Shares	1,000.00	1,000.80	4.78	0.95%
	Class A Shares	1,000.00	1,000.00	6.03	1.20%
	Class B Shares	1,000.00	996.00	9.78	1.95%
	Class C Shares	1,000.00	996.80	9.79	1.95%

Quality Growth	Institutional Shares	1,000.00	998.80	5.12	1.02%
	Class A Shares	1,000.00	997.60	6.38	1.27%
	Class B Shares	1,000.00	993.40	10.12	2.02%
	Class C Shares	1,000.00	993.90	10.12	2.02%

Dividend Growth	Institutional Shares	1,000.00	1,013.20	3.69	0.73%
	Class A Shares	1,000.00	1,011.70	4.96	0.98%
	Class B Shares	1,000.00	1,008.20	8.73	1.73%
	Class C Shares	1,000.00	1,007.80	8.73	1.73%

Micro Cap Value	Institutional Shares	1,000.00	1,021.80	6.86	1.35%
	Class A Shares	1,000.00	1,018.90	8.12	1.60%
	Class B Shares	1,000.00	1,016.00	11.91	2.35%
	Class C Shares	1,000.00	1,013.30	11.89	2.35%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
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Supplemental Information (Unaudited), continued

		Beginning Account Value 8/1/11	Ending Account Value 1/31/12	Expense Paid During Period * 8/1/11– 1/31/12	Expense Ratio During Period 8/1/11– 1/31/12
Small Cap Value	Institutional Shares	$1,000.00	$1,010.90	$5.21	1.03%
	Class A Shares	1,000.00	1,009.50	6.47	1.28%
	Class B Shares	1,000.00	1,005.50	10.23	2.03%
	Class C Shares	1,000.00	1,006.10	10.24	2.03%

All Cap Value	Institutional Shares	1,000.00	1,008.10	4.64	0.92%
	Class A Shares	1,000.00	1,007.20	5.90	1.17%
	Class B Shares	1,000.00	1,003.70	9.67	1.92%
	Class C Shares	1,000.00	1,003.00	9.67	1.92%

Disciplined Large Cap Value	Institutional Shares	1,000.00	1,012.70	4.00	0.79%
	Class A Shares	1,000.00	1,010.60	5.26	1.04%
	Class B Shares	1,000.00	1,008.00	9.09	1.79%
	Class C Shares	1,000.00	1,007.60	9.03	1.79%

Structured Large Cap Plus	Institutional Shares	1,000.00	1,050.00	6.96	1.35%
	Class A Shares	1,000.00	1,048.40	8.24	1.60%
	Class B Shares	1,000.00	1,044.20	12.08	2.35%
	Class C Shares	1,000.00	1,047.00	11.99	2.33%

Equity Index	Institutional Shares	1,000.00	1,025.70	0.97	0.19%
	Class A Shares	1,000.00	1,024.90	2.24	0.44%
	Class B Shares	1,000.00	1,020.70	6.04	1.19%
	Class C Shares	1,000.00	1,021.00	6.05	1.19%
	Select shares	1,000.00	1,025.20	1.37	0.27%
	Preferred Shares	1,000.00	1,025.30	1.73	0.34%
	Trust Shares	1,000.00	1,024.70	2.24	0.44%

International Equity	Institutional Shares	1,000.00	887.30	5.55	1.17%
	Class A Shares	1,000.00	886.50	6.73	1.42%
	Class B Shares	1,000.00	882.00	10.27	2.17%
	Class C Shares	1,000.00	882.30	10.27	2.17%

Strategic Income	Institutional Shares	1,000.00	1,031.80	3.63	0.72%
	Class A Shares	1,000.00	1,030.60	4.95	0.97%
	Class B Shares	1,000.00	1,026.80	8.71	1.72%
	Class C Shares	1,000.00	1,027.20	8.76	1.72%

LifeModel AggressiveSM	Institutional Shares	1,000.00	994.10	0.40	0.08%
	Class A Shares	1,000.00	993.00	1.65	0.33%
	Class B Shares	1,000.00	989.50	5.40	1.08%
	Class C Shares	1,000.00	988.60	5.40	1.08%

LifeModel Moderately AggressiveSM	Institutional Shares	1,000.00	1,001.40	0.40	0.08%
	Class A Shares	1,000.00	1,000.90	1.66	0.33%
	Class B Shares	1,000.00	996.60	5.42	1.08%
	Class C Shares	1,000.00	996.90	5.42	1.08%

LifeModel ModerateSM	Institutional Shares	1,000.00	1,009.20	0.40	0.08%
	Class A Shares	1,000.00	1,008.90	1.67	0.33%
	Class B Shares	1,000.00	1,004.50	5.44	1.08%
	Class C Shares	1,000.00	1,004.90	5.44	1.08%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
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Supplemental Information (Unaudited), continued

		Beginning Account Value 8/1/11	Ending Account Value 1/31/12	Expense Paid During Period * 8/1/11– 1/31/12	Expense Ratio During Period 8/1/11– 1/31/12
LifeModel Moderately ConservativeSM	Institutional Shares	$1,000.00	$1,012.70	$0.40	0.08%
	Class A Shares	1,000.00	1,011.40	1.67	0.33%
	Class B Shares	1,000.00	1,007.00	5.45	1.08%
	Class C Shares	1,000.00	1,007.50	5.45	1.08%

LifeModel ConservativeSM	Institutional Shares	1,000.00	1,018.10	0.41	0.08%
	Class A Shares	1,000.00	1,016.80	1.67	0.33%
	Class B Shares	1,000.00	1,013.70	5.47	1.08%
	Class C Shares	1,000.00	1,012.80	5.46	1.08%

High Yield Bond	Institutional Shares	1,000.00	1,018.20	3.75	0.74%
	Class A Shares	1,000.00	1,017.00	5.02	0.99%
	Class B Shares	1,000.00	1,013.20	8.81	1.74%
	Class C Shares	1,000.00	1,013.20	8.81	1.74%

Total Return Bond	Institutional Shares	1,000.00	1,035.00	3.27	0.63%
	Class A Shares	1,000.00	1,034.80	4.50	0.88%
	Class B Shares	1,000.00	1,029.50	8.32	1.63%
	Class C Shares	1,000.00	1,029.80	8.32	1.63%

Short Term Bond	Institutional Shares	1,000.00	1,004.30	2.42	0.48%
	Class A Shares	1,000.00	1,003.00	3.68	0.73%
	Class C Shares	1,000.00	999.60	7.44	1.48%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
151

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Supplemental Information (Unaudited), continued

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fifth Third Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may however use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, as a result of expenses incurred that are outside the cap (such as dividends on securities sold short, extraordinary expenses and interest expense.)

		Beginning Account Value 8/1/11	Ending Account Value 1/31/12	Expense Paid During Period * 8/1/11– 1/31/12	Expense Ratio During Period 8/1/11– 1/31/12
Small Cap Growth	Institutional Shares	$1,000.00	$1,019.81	$5.38	1.06%
	Class A Shares	1,000.00	1,018.55	6.65	1.31%
	Class B Shares	1,000.00	1,014.78	10.43	2.06%
	Class C Shares	1,000.00	1,014.83	10.38	2.06%

Mid Cap Growth	Institutional Shares	1,000.00	1,020.36	4.82	0.95%
	Class A Shares	1,000.00	1,019.10	6.09	1.20%
	Class B Shares	1,000.00	1,015.33	9.88	1.95%
	Class C Shares	1,000.00	1,015.33	9.88	1.95%

Quality Growth	Institutional Shares	1,000.00	1,020.01	5.18	1.02%
	Class A Shares	1,000.00	1,018.75	6.44	1.27%
	Class B Shares	1,000.00	1,014.98	10.23	2.02%
	Class C Shares	1,000.00	1,014.98	10.23	2.02%

Dividend Growth	Institutional Shares	1,000.00	1,021.47	3.71	0.73%
	Class A Shares	1,000.00	1,020.21	4.98	0.98%
	Class B Shares	1,000.00	1,016.44	8.77	1.73%
	Class C Shares	1,000.00	1,016.44	8.77	1.73%

Micro Cap Value	Institutional Shares	1,000.00	1,018.35	6.85	1.35%
	Class A Shares	1,000.00	1,017.09	8.11	1.60%
	Class B Shares	1,000.00	1,013.32	11.89	2.35%
	Class C Shares	1,000.00	1,013.32	11.89	2.35%

Small Cap Value	Institutional Shares	1,000.00	1,019.96	5.23	1.03%
	Class A Shares	1,000.00	1,018.70	6.50	1.28%
	Class B Shares	1,000.00	1,014.93	10.28	2.03%
	Class C Shares	1,000.00	1,014.93	10.28	2.03%

All Cap Value	Institutional Shares	1,000.00	1,020.51	4.67	0.92%
	Class A Shares	1,000.00	1,019.25	5.94	1.17%
	Class B Shares	1,000.00	1,015.48	9.73	1.92%
	Class C Shares	1,000.00	1,015.48	9.73	1.92%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
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Supplemental Information (Unaudited), continued

		Beginning Account Value 8/1/11	Ending Account Value 1/31/12	Expense Paid During Period * 8/1/11– 1/31/12	Expense Ratio During Period 8/1/11– 1/31/12
Disciplined Large Cap Value	Institutional Shares	$1,000.00	$1,021.17	$4.01	0.79%
	Class A Shares	1,000.00	1,019.91	5.28	1.04%
	Class B Shares	1,000.00	1,016.09	9.12	1.79%
	Class C Shares	1,000.00	1,016.14	9.07	1.79%

Structured Large Cap Plus	Institutional Shares	1,000.00	1,018.35	6.85	1.35%
	Class A Shares	1,000.00	1,017.09	8.11	1.60%
	Class B Shares	1,000.00	1,013.32	11.89	2.35%
	Class C Shares	1,000.00	1,013.42	11.79	2.33%

Equity Index	Institutional Shares	1,000.00	1,024.18	0.97	0.19%
	Class A Shares	1,000.00	1,022.92	2.24	0.44%
	Class B Shares	1,000.00	1,019.15	6.04	1.19%
	Class C Shares	1,000.00	1,019.15	6.04	1.19%
	Select shares	1,000.00	1,023.78	1.37	0.27%
	Preferred Shares	1,000.00	1,023.43	1.73	0.34%
	Trust Shares	1,000.00	1,022.92	2.24	0.44%

International Equity	Institutional Shares	1,000.00	1,019.25	5.94	1.17%
	Class A Shares	1,000.00	1,018.00	7.20	1.42%
	Class B Shares	1,000.00	1,014.23	10.99	2.17%
	Class C Shares	1,000.00	1,014.23	10.99	2.17%

Strategic Income	Institutional Shares	1,000.00	1,021.57	3.61	0.72%
	Class A Shares	1,000.00	1,020.26	4.93	0.97%
	Class B Shares	1,000.00	1,016.54	8.67	1.72%
	Class C Shares	1,000.00	1,016.49	8.72	1.72%

LifeModel AggressiveSM	Institutional Shares	1,000.00	1,024.73	0.41	0.08%
	Class A Shares	1,000.00	1,023.48	1.68	0.33%
	Class B Shares	1,000.00	1,019.71	5.48	1.08%
	Class C Shares	1,000.00	1,019.71	5.48	1.08%

LifeModel Moderately AggressiveSM	Institutional Shares	1,000.00	1,024.73	0.41	0.08%
	Class A Shares	1,000.00	1,023.48	1.68	0.33%
	Class B Shares	1,000.00	1,019.71	5.48	1.08%
	Class C Shares	1,000.00	1,019.71	5.48	1.08%

LifeModel ModerateSM	Institutional Shares	1,000.00	1,024.73	0.41	0.08%
	Class A Shares	1,000.00	1,023.48	1.68	0.33%
	Class B Shares	1,000.00	1,019.71	5.48	1.08%
	Class C Shares	1,000.00	1,019.71	5.48	1.08%

LifeModel Moderately ConservativeSM	Institutional Shares	1,000.00	1,024.73	0.41	0.08%
	Class A Shares	1,000.00	1,023.48	1.68	0.33%
	Class B Shares	1,000.00	1,019.71	5.48	1.08%
	Class C Shares	1,000.00	1,019.71	5.48	1.08%

LifeModel ConservativeSM	Institutional Shares	1,000.00	1,024.73	0.41	0.08%
	Class A Shares	1,000.00	1,023.48	1.68	0.33%
	Class B Shares	1,000.00	1,019.71	5.48	1.08%
	Class C Shares	1,000.00	1,019.71	5.48	1.08%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

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Supplemental Information (Unaudited), continued

		Beginning Account Value 8/1/11	Ending Account Value 1/31/12	Expense Paid During Period * 8/1/11– 1/31/12	Expense Ratio During Period 8/1/11– 1/31/12
High Yield Bond	Institutional Shares	$1,000.00	$1,021.42	$3.76	0.74%
	Class A Shares	1,000.00	1,020.16	5.03	0.99%
	Class B Shares	1,000.00	1,016.39	8.82	1.74%
	Class C Shares	1,000.00	1,016.39	8.82	1.74%

Total Return Bond	Institutional Shares	1,000.00	1,021.92	3.25	0.63%
	Class A Shares	1,000.00	1,020.71	4.47	0.88%
	Class B Shares	1,000.00	1,016.94	8.26	1.63%
	Class C Shares	1,000.00	1,016.94	8.26	1.63%

Short Term Bond	Institutional Shares	1,000.00	1,022.72	2.44	0.48%
	Class A Shares	1,000.00	1,021.47	3.71	0.73%
	Class C Shares	1,000.00	1,017.70	7.51	1.48%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
154

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Supplemental Information (Unaudited), continued

Approval of the Management Agreement

The Board of Trustees, including all of the trustees who are not “interested persons” of the Trust (the “Independent Trustees”), at a meeting held on September 28-29, 2011, approved the continuance of the Trust’s investment advisory agreement with Fifth Third Asset Management, Inc. (“FTAM” or the “Adviser”) with respect to all Funds of the Trust and a sub-advisory agreement of FTAM with Fort Washington Investment Advisors, Inc. (“Fort Washington” or, also a “Sub-Adviser”) with respect to the Fifth Third High Yield Bond Fund. All the above-referenced agreements are collectively the “Advisory Agreements” and are performed by the “Advisers”; the action considered was the “Continuance” of the Advisory Agreements.

The Independent Trustees began their process of reviewing information, which they had previously requested, and considering the Continuance at the Board’s August 30, 2011 meeting. The Independent Trustees were assisted in their review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreements. The Independent Trustees deliberated outside the presence of management and the Advisers. After this review of the information received, the Independent Trustees presented their findings and recommendations to the full Board.

The Trustees reviewed extensive material in connection with their consideration of the Continuance, including data compiled by Lipper, Inc. (“Lipper”), an independent source of mutual fund data, which included comparisons with industry averages for comparable funds for advisory fees, Rule 12b-1 fees, administration fees, transfer agency fees, and total fund expenses. The data reflected FTAM’s fee waivers in place, as well as FTAM’s contractual advisory fees. FTAM also provided the Board with the results of a three-pronged performance and expense test developed by FTAM. The Board received reports from FTAM’s Chief Investment Officer with respect to brokerage practices, best execution, fund performance, and expense trends. The Board reviewed the benefits realized by FTAM (and its affiliates) from its relationship with the Funds. The Board received a detailed presentation by FTAM, which included a fund-by-fund analysis of performance and profitability. A detailed presentation was also provided by the Sub-Adviser.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of the Continuance, and no factor alone was considered determinative. The Trustees determined that the overall arrangements between the Trust and the Advisers, as provided in the Advisory Agreements, were fair and reasonable, and that the Continuance of the Advisory Agreements was in the best interests of each Fund.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions.

Nature, Extent, and Quality of Services Provided by the Advisers

The Trustees received and considered information regarding the nature, extent, and quality of services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of each Adviser’s senior management and the expertise of investment personnel of each Adviser responsible for the day-to-day management of each Fund. The Trustees considered the overall reputation, the capabilities and commitment of each Adviser to provide high-quality service to the Trust, and the Trustees’ overall confidence in each Adviser’s integrity.

The Trustees received information concerning the investment philosophy and investment processes applied by the Advisers in managing the Funds. The Trustees generally considered information regarding regulatory compliance and compliance with the investment policies of the Funds. The Trustees evaluated the trading practices of each Adviser. The Trustees also evaluated the procedures of the Advisers designed to fulfill the Advisers’ fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisers’ codes of ethics (regulating the personal trading of their officers and employees).

Based on their review, the Trustees concluded that, with respect to the quality and nature of services provided by the Advisers, the scope of responsibilities was consistent with mutual fund industry norms, and that the quality of services was satisfactory.

155

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Supplemental Information (Unaudited), continued

Investment Performance

The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s benchmark and Lipper peer universe. In the Trustees’ review of performance, both long- and short-term performance were considered. In conducting their review, the Trustees particularly focused on Funds where performance compared unfavorably with peers (i.e., Funds in the bottom one-third relative to their peers) over the one-, three-, or five-year periods ended June 30, 2011.

Fifth Third Small Cap Growth Fund. The Trustees noted that the Fund was in the third, fourth and fourth quintiles of its Lipper peer universe on a one-, three-, and five-year basis, respectively, but that it slightly outperformed its benchmark on a one-year basis. The Adviser noted that the Fund outperformed its benchmark for the one-year periods ended December 31, 2009 and 2010. The Trustees also considered that management team changes were made in April and July 2010, which FTAM believes has created a competitive fund.

Fifth Third Mid Cap Growth Fund. The Trustees noted that the Fund was in the first, second and fourth quintiles of its Lipper peer universe on a one-, three-, and five-year basis, respectively, and had outperformed its benchmark on a one-year, three-year and year-to-date basis. The Trustees also considered that a new management team was put in place effective April 1, 2010 and noted that the Fund’s longer term performance was not attributable to the current management team.

Fifth Third Quality Growth Fund. The Trustees noted that the Fund was in the first, third and second quintiles of its Lipper peer universe on a one-, three- and five-year basis, respectively, and outperformed its benchmark on a one-year, five-year and year-to-date basis.

Fifth Third Dividend Growth Fund. The Trustees noted that the Fund was in the third, third and second quintiles of its Lipper peer universe on a one-, three- and five-year basis, respectively, and had outperformed its benchmark on a five-year and year-to-date basis.

Fifth Third Micro Cap Value Fund. The Trustees noted that the Fund was in the fifth, second and third quintiles of its Lipper peer universe on a one-, three-, and five-year basis, respectively, but that it had outperformed its benchmark on a three-year, five-year and year-to-date basis.

Fifth Third Small Cap Value Fund. The Trustees noted that the Fund was in the fourth, third and second quintiles of its Lipper peer universe on a one-, three-, and five-year basis, respectively, and had outperformed its benchmark on a three-year, five-year and year-to-date basis.

Fifth Third All Cap Value Fund. The Trustees noted that the Fund was in the fourth quintile of its Lipper peer universe on a one-, three-, and five-year basis, but that it outperformed its benchmark on a one-year basis.

Fifth Third Disciplined Large Cap Value Fund. The Trustees noted that the Fund was in the second, third and third quintiles of its Lipper peer universe on a one-, three-, and five-year basis, respectively, and had outperformed its benchmark on a one-year basis.

Fifth Third Structured Large Cap Plus Fund. The Trustees noted that the Fund was in the first, fourth and fourth quintiles of its Lipper peer universe on a one-, three-, and five-year basis, respectively, and had outperformed its benchmark on a one-year and year-to-date basis. The Trustees also noted that FTAM attributed the underperformance in 2008 and the first quarter of 2009 to its limited ability to manage the Fund due to a legal dispute with the liquidation trustee for the Fund’s former exclusive prime broker for the Fund’s short positions.

Fifth Third Equity Index Fund. The Trustees noted that the Fund was in the first quintile of its Lipper peer universe on a one-, three-, and five-year basis and had lagged its benchmark for the same periods.

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Supplemental Information (Unaudited), continued

Fifth Third International Equity Fund. The Trustees noted that the Fund was in the second, fourth and third quintiles of its Lipper peer universe on a one-, three-, and five-year basis, respectively, and had outperformed its benchmark on a one-year and year-to-date basis. The Adviser noted that, unlike many of its peers, the Fund does not have exposure to emerging markets and, thus, will trail its Lipper peer universe when such markets are in favor.

Fifth Third Strategic Income Fund. The Trustees noted that the Fund was in the fourth, fourth and third quintiles of its Lipper peer universe on a one-, three-, and five-year basis, respectively. The Adviser noted the Fund’s positive absolute return and its outperformance over its benchmark for the prior eight quarters and the one- and three-year periods.

Fifth Third LifeModel Aggressive FundSM, the Fifth Third LifeModel Moderately Aggressive FundSM, the Fifth Third LifeModel Moderate FundSM, the Fifth Third LifeModel Moderately Conservative FundSM, and the Fifth Third LifeModel Conservative FundSM. The Trustees noted that the Fifth Third LifeModel Aggressive FundSM, the Fifth Third LifeModel Moderate FundSM and the Fifth Third LifeModel Conservative FundSM were in the first, fourth and fourth quintiles of their Lipper peer universe on a one-, three-, and five-year basis, respectively, that the Fifth Third LifeModel Moderately Aggressive FundSM was in the fourth, fourth and third quintiles of its Lipper peer universe on a one-, three-, and five-year basis, respectively, and the Fifth Third LifeModel Moderately Conservative FundSM was in the third quintiles of its Lipper peer universe on a one-, three-, and five-year basis. For all of the LifeModel Funds, the Adviser noted that underperformance in 2008 and the first quarter of 2009 was driven by the performance of the Structured Large Cap Plus Fund, not the asset allocation strategy used by the LifeModel Funds.

Fifth Third High Yield Bond Fund. The Trustees noted that the Fund was in the fourth, first and first quintiles of its Lipper peer universe on a one-, three- and five-year basis, respectively, and that, although it lagged its benchmark for the one-, three- and five-year periods, Fort Washington noted that underperformance relative to the benchmark was due in part to the Fund’s underweight to BB-rated securities.

Fifth Third Total Return Bond Fund. The Trustees noted that the Fund was in the first, fourth and fourth quintiles of its Lipper peer universe on a one-, three- and five-year basis, respectively, and had outperformed its benchmark on a one-year and year-to-date basis. The Adviser noted that the Fund outperformed its benchmark for the one-year periods ended December 31, 2009 and 2010.

Fifth Third Short Term Bond Fund. The Trustees noted that the Fund was in the fourth, third and third quintiles of its Lipper peer universe on a one-, three-, and five-year basis, respectively, but that the Fund had outperformed its benchmark on a one-year and three-year basis. The Adviser noted that the Fund outperformed its benchmark for the one-year periods ended December 31, 2009 and 2010.

After reviewing the performance of each Fund, and taking into consideration the management style, investment strategies, and prevailing market conditions during the prior year and for longer periods, the Trustees concluded that the performance of each of the Funds was acceptable or better and that in cases where performance issues were encountered, the Adviser was appropriately addressing the situation.

Cost of Services, Including the Profits Realized by the Advisers and Affiliates

The Trustees considered peer group comparable information with respect to the advisory fees charged by FTAM to each of the Funds, taking into consideration both contractual and actual (i.e., after waiver) fee levels. The Trustees concluded that the investment advisory fees fell within an acceptable range as compared to peer groups, particularly in light of the fee waivers and/or expense limitations that were proposed or that would be continued in the upcoming year. The Trustees also compared the advisory and sub-advisory fees to the fees charged by the Advisers to other accounts with similar investment goals as the Funds. The Trustees noted that the fees payable to Fort Washington for managing other accounts with investment goals similar to the

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Fifth Third Funds
Supplemental Information (Unaudited), continued

Fifth Third High Yield Bond Fund are higher than the Fund’s sub-advisory fees. However, the Trustees noted that, although FTAM manages other accounts with investment goals similar to those of the Funds, the fees payable to FTAM for managing those accounts are generally lower than the fees charged to the Funds due to increased regulatory and compliance requirements applicable to the Funds and the increased portfolio management necessary to address daily shareholder transaction activity.

The Trustees also considered the reasonableness of advisory fees and, where relevant, the profitability of the Advisers. In determining whether all investment advisory and sub-advisory fees (collectively, the “investment advisory fees”) were reasonable, the Trustees reviewed profitability information provided by FTAM with respect to investment advisory, administration, accounting, and transfer agency services provided to the Funds. With respect to such information, the Trustees recognized that such profitability data was generally unaudited and represented FTAM’s own determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. The Trustees noted that Fort Washington did not provide an estimate of profitability in connection with the management of the Fifth Third High Yield Bond Fund. The Trustees also recognized that it is difficult to make comparisons of profitability from investment advisory and sub-advisory contracts, because comparative information is not generally publicly available and could be affected by numerous factors. With respect to Fort Washington, the Trustees considered that the sub-advisory fee rate was negotiated at arm’s length between FTAM and Fort Washington, an unaffiliated third party, and noted that sub-advisory fees are paid by FTAM, rather than directly from the Fund’s assets. Based on their review, the Trustees concluded that the profitability to FTAM, as a result of its relationship with the Funds, was acceptable. The Board concluded that the fees under the Advisory Agreements were not unreasonable in light of the services and benefits provided to each Fund of the Trust.

Expenses

The Trustees reviewed information on each Fund’s actual net expense ratio as provided by Lipper and the proposed net expense ratio (taking into account fee waivers and/or expense limitations to go into effect from November 25, 2011 to November 30, 2012).

Fifth Third Small Cap Growth Fund. The Trustees noted that the Fund’s actual net expense and proposed net expense ratios were in the first quintile of its Lipper peer group.

Fifth Third Mid Cap Growth Fund. The Trustees noted that the Fund’s actual net expense and proposed net expense ratios were in the first quintile of its Lipper peer group.

Fifth Third Quality Growth Fund. The Trustees noted that the Fund’s actual net expense ratio was in the fifth quintile of its Lipper peer group and its proposed net expense ratio was in the fourth quintile of its Lipper peer group, but FTAM noted its belief that, given the Fund’s solid long-term performance, the Fund’s proposed fee waivers and expense limitations were appropriate.

Fifth Third Dividend Growth Fund. The Trustees noted that the Fund’s actual net expense and proposed net expense ratios were in the first quintile of its Lipper peer group.

Fifth Third Micro Cap Value Fund. The Trustees noted that the Fund’s actual net expense and proposed net expense ratios were in the fourth quintile of its Lipper peer group, but FTAM noted that the Fund’s peer group contains a number of non-microcap funds and the Fund has capacity constraints and, as a result, believed the current fee waivers and expense limitations to be appropriate.

Fifth Third Small Cap Value Fund. The Trustees noted that the Fund’s actual net expense ratio was in the third quintile of its Lipper peer group, but that its proposed net expense ratio was in the second quintile of its Lipper peer group.

158

Fifth Third Funds
Supplemental Information (Unaudited), continued

Fifth Third All Cap Value Fund. The Trustees noted that the Fund’s actual net expense ratio was in the fifth quintile of its Lipper peer group, but that its proposed net expense ratio was in the second quintile of its Lipper peer group. FTAM noted that the Fund has small-cap exposure where certain of the Fund’s peer group funds do not and, as a result, believed the proposed fee waivers and expense limitations to be appropriate.

Fifth Third Disciplined Large Cap Value Fund. The Trustees noted that the Fund’s actual net expense ratio was in the third quintile of its Lipper peer group, but that its proposed net expense ratio was in the second quintile of its Lipper peer group.

Fifth Third Structured Large Cap Plus Fund. The Trustees noted that the Fund’s actual net expense ratio (excluding dividends on short sales) was in the third quintile of its Lipper peer group, but that its proposed net expense ratio (excluding dividends on short sales) was in the first quintile of its Lipper peer group.

Fifth Third Equity Index Fund. The Trustees noted that the Fund’s actual net and proposed net expense ratios were in the first quintile of its Lipper peer group.

Fifth Third International Equity Fund. The Trustees noted the Fund’s actual net expense ratio was in the fourth quintile of its Lipper peer group, but that its proposed net expense ratio was in the third quintile of its Lipper peer group.

Fifth Third Strategic Income Fund. The Trustees noted that the Fund’s actual net expense ratio was in the second quintile of its Lipper peer group, but that its proposed net expense ratio was in the first quintile of its Lipper peer group.

Fifth Third LifeModel Aggressive FundSM and Fifth Third LifeModel Moderately Aggressive FundSM. The Trustees noted that each Fund’s actual net expense ratio was in the third quintile of its Lipper peer group, but that its proposed net expense ratio (excluding underlying fund expenses) was in the first quintile of its Lipper peer group.

Fifth Third LifeModel Moderate FundSM. The Trustees noted that the Fund’s actual net expense ratio was in the second quintile of its Lipper peer group, but that its proposed net expense ratio (excluding underlying fund expenses) was in the first quintile of its Lipper peer group.

Fifth Third LifeModel Moderately Conservative FundSM. The Trustees noted that the Fund’s actual net expense ratio and its proposed net expense ratio (excluding underlying fund expenses) were in the first quintile of its Lipper peer group.

Fifth Third LifeModel Conservative FundSM. The Trustees noted that the Fund’s actual net expense ratio was in the third quintile of its Lipper peer group, but that its proposed net expense ratio (excluding underlying fund expenses) was in the second quintile of its Lipper peer group.

Fifth Third High Yield Bond Fund. The Trustees noted that the Fund’s actual net expense and proposed net expense ratios were in the second quintile of its Lipper peer group.

Fifth Third Total Return Bond Fund. The Trustees noted that the Fund’s actual net expense and proposed net expense ratios were in the third quintile of its Lipper peer group. The Adviser noted that the Fund’s current net expense ratio is near the Lipper peer group average.

Fifth Third Short Term Bond Fund. The Trustees noted that the Fund’s actual net expense ratio was in the fourth quintile of its Lipper peer group, but that its proposed net expense ratio was in the second quintile of its Lipper peer group.

After reviewing the expenses of each Fund, and taking into consideration the Adviser’s fee waivers and/or expense limitations, the Trustees concluded that the expenses of each Fund were acceptable.

159

Fifth Third Funds
Supplemental Information (Unaudited), continued

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust’s assets. The Trustees found that the Adviser had reduced Fund total expense ratios through fee waivers and/or expense limitations. The Trustees noted recent decreases in asset levels on a complex-wide basis. The Trustees found that the asset levels of the Trust were not currently so large as to warrant formal contractual breakpoints (except with respect to the Fifth Third International Equity Fund, for which contractual breakpoints were in place) and found that the expense limitations and/or fee waivers were a reasonable way to provide the benefits of economies of scale to shareholders at this time.

Other Benefits to FTAM and Affiliates

The Trustees considered that FTAM engages in soft dollar arrangements in connection with brokerage transactions for the Funds. The Trustees also considered benefits derived by FTAM from its relationship with the Funds, including the other services provided and fees received by FTAM and its affiliates for providing such services, and concluded for each Fund that the direct and indirect benefits accruing to FTAM were reasonable in comparison with the costs of providing advisory services, the advisory fee charged to each Fund, FTAM’s commitment to waive fees and/or limit expenses, and the benefits to each Fund.

160

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161

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162

Addresses

Fifth Third Funds	Fifth Third Funds 38 Fountain Square Plaza Cincinnati, Ohio 45202

Investment Advisor, Administrator and Accountant	Fifth Third Asset Management, Inc. 38 Fountain Square Plaza Cincinnati, Ohio 45202

Sub-Advisor (High Yield Bond)	Fort Washington Investment Advisors, Inc. 303 Broadway Street, Suite 1200 Cincinnati, Ohio 45202

Distributor	FTAM Funds Distributor, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203

Custodian, Sub-Accountant and Sub-Administrator	State Street Bank and Trust Company 801 Pennsylvania Avenue Kansas City, Missouri 64105

Transfer and Dividend Disbursing Agent	Boston Financial Data Services, Inc. 30 Dan Road Canton, Massachusetts 02021

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 1100 Walnut Street, Suite 1300 Kansas City, MO 64106

163

Advised by:

FTAM

FIFTH THIRD ASSET MANAGEMENT

BEYOND THE TRADITIONAL

FTF 3341013113

1-800-282-5706

SAR-STBD-12

NOTICE OF DELIVERY OF PROSPECTUSES,
SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

In order to reduce expenses of the Fifth Third Funds incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Fifth Third Funds will deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 1-800-282-5706.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the Funds, which contains facts concerning the objectives and policies, management fees, expenses and other information.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and information regarding how the Funds voted relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, on the Funds’ website at www.fifththirdfunds.com or by calling 1-800-282-5706 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Schedules of Investments for periods ending April 30 and October 31 are filed on Form N-Q and are available, without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov. They may be viewed at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330).

Fifth Third Funds are distributed by FTAM Funds Distributor, Inc., member FINRA. FTAM Funds Distributor, Inc. is not an affiliate of Fifth Third Bank, Fifth Third Funds or Fifth Third Asset Management, Inc. Fifth Third Asset Management, Inc. serves as Investment Advisor to Fifth Third Funds and receives a fee for its services.

Fifth Third Funds, like all mutual funds:
•	are NOT FDIC insured
•	have no bank guarantee
•	may lose value

Rev. 11/2010

FACTS	WHAT DOES Fifth Third Funds DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number and customer names
	■	customer addresses	and tax identification numbers
	■	account numbers	and account and transaction history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Fifth Third Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Fifth Third Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	No
For our affiliates to market to you	No	No
For nonaffiliates to market to you	No	No

Questions?	Call 800-282-5706 or go to http://fifththirdfunds.com/

Who we are
Who is providing this notice?	Fifth Third Funds

What we do
How does Fifth Third Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Fifth Third Funds	We collect your personal information, for example, when you
collect my personal information?
	■	open an account or conduct account
	■	transactions or request account information or
	■	when our service providers service your account.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

	■	sharing for affiliates’ everyday business purposes – information about your creditworthiness
	■	affiliates from using your information to market to you
	■	sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	■	Fifth Third Bank, Inc., Fifth Third Securities, Inc., Fifth Third Asset Management, Inc. See www.53.com for a list of all affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	■	State Street Bank and Trust, Boston Financial Data Services, FTAM Funds Distributor, Inc.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	■	None

Other important information
The Fifth Third Funds require its service providers to maintain technical, physical, and administrative safeguards. Additionally, when customer information is shared, the Fifth Third Funds require third parties to treat and maintain the privacy of customer information with the same degree of diligence and careful attention required by the Fifth Third Funds.

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Table of Contents

Economic Outlook and Commentary Section	1

Manager Commentary	5

Schedules of Investments	8

Statements of Assets and Liabilities	34

Statements of Operations	36

Statements of Changes in Net Assets	38

Financial Highlights	42

Notes to Financial Statements	51

Supplemental Information	66

Our Message to You

With developments in Europe sending the world’s financial markets bouncing between the polar opposites of “risk-on” and “risk-off” mindsets on a regular basis through the second half of 2011, many investors elected to wait out the volatility in the perceived safety of U.S. Treasury securities. This tactic proved beneficial from a short-term perspective, but made for a challenging landscape for Fifth Third Funds shareholders.

Within the stock market, results reported during the six-month period ended January 31, 2012, included:

•	A 2.71% advance for the S&P 500 Index[1] of large cap stocks.
•	A 0.03% advance for the S&P 400 Index[1] of mid cap stocks.
•	A 3.44% advance for the S&P 600 Index[1] of small cap stocks.
•	A –10.42% decline for the MSCI EAFE Index[1] of international stocks.

The opening days of the period set the tone for much of the following six months as a Washington debate centered on the fiscal health – current and future – of the country led to an unprecedented downgrade in the credit rating of U.S. Treasury securities. In response, Treasuries rallied. Shortly thereafter, the Euro Zone financial mess revived itself, the stock market started a months-long slide, and political protests swept across the U.S. Again, in response, Treasuries rallied.

By period-end, gains on longer-term Treasuries, which also received a boost from the U.S. Federal Reserve’s Operation Twist program, trounced returns from all other asset classes, which lagged amid the largely “risk-off” sentiment. Initiated in October, Operation Twist featured $400 billion worth of short-term security sales by the Fed, which used the proceeds to purchase longer-term bonds. Elsewhere in the fixed income universe, municipal bonds enjoyed the second half of a year-long recovery from late 2010 woes, but corporate bonds and Mortgage-backed Securities struggled in the flight to safety. Short-term bonds continued to offer miniscule yields as the Fed vowed to keep its overnight lending rate near zero through 2014.

The overarching distaste for risk spread to the equity side of the markets as well, with stocks posting lackluster gains. Large cap growth stocks generally proved to be the best of a mediocre lot as investors sought out steady companies and reliable dividends, although more speculative names staged an impressive January rally to close the gap. International stocks finished the period with considerable losses, as European sovereign debt uncertainties loomed large and many commodity prices lost ground.

More broadly in the U.S., the economy offered less-than-inspiring signs of progress as the housing sector remained weak, secular deleveraging continued unabated, and optimism about the employment scene appeared misguided.

1

Perhaps the most poignant assessment of the country’s economic outlook was offered by the Fed, which pledged to keep its Federal Funds Rate in a range of 0.0% to 0.25% until late 2014.

Given investors’ period-long attraction to Treasuries, the family of Fifth Third Funds struggled through the second half of 2011 and the opening month of 2012, despite our preference for higher-quality investments. But while the risk of further European-driven volatility remains high going forward, especially until the Greece situation is resolved to the point where it provides a framework for other struggling countries, we believe domestic stocks entered 2012 at attractive valuations. Furthermore, as investors weigh potential returns offered by miniscule Treasury yields versus asset classes that advance behind even modest growth rates, we believe the tide will turn back to stocks and non-government backed bonds.

As for the coming year, our expectations on the macro front include:

Positive but subpar growth in the U.S. gross domestic product (GDP). Talk of a double-dip recession is misguided, but given the sluggishness of key corners of the economy, we’re bracing for GDP to grow at a 2.0% clip in 2012. The biggest risks? A fractured European Union and oil price shocks.

Mixed labor conditions – at best. Structural challenges linger in the employment market, which will contribute to the unemployment rate hovering around 9% for much of the year. Perhaps most importantly, the jobless recovery is resulting in GDP growth that is too slow for a noticeable improvement any time soon.

Inflationary pressures looming. Seemingly lost amid the Euro Zone turmoil has been the fact that the U.S. consumer price index averaged about 3.6% and wholesale prices rose more than 5.0% in 2011. For 2012, we see pricing conditions ripe for an extended period above the historical average of 3.0%, which could be detrimental, for bondholders especially.

A constructive environment for stock gains. Building on tremendous financial results over the past three years, we believe U.S. corporations are poised to enjoy further earnings growth in 2012. More specifically, we are projecting a 6% to 10% expansion in profits from the S&P 500 Index. Since share prices have lagged earnings growth for five years, we believe this is the year equities regain some traction and post near – 10% gains for the year.

U.S. banks ready to rumble. The domestic Financials sector has tripped up many an ambitious money manager since the world financial markets were rocked in 2008. Since we’re more than three years into a bear market for the banking industry, however, we’ve started to warm to the group. Post-blowup regulations are close to finalized, credit problems have
2

mostly subsided, earnings are moving toward normalized potential, and valuations suggest an industry that is grossly under-owned and under-loved – often a recipe for future price gains.

Wariness warranted on bonds. Returns on bonds truly shocked us in 2011. Now that that’s out of the way, we’re defensive on them in 2012 as historically low yields have little room to move lower and the Fed has declared that it’s keeping its key lending rate near zero for the next two years. Furthermore, many investors have examined the Fed’s rhetoric and deduced that rates will be stable this year. Yet, experience has taught us that the markets are puzzling and will zig when everyone expects a zag. As such, we wish to stand away from the crowd on this one. When (not if) rates move higher, the fallout will be surprisingly negative.

Overseas forecast still choppy, and shifting. Europe’s 2011 problems have lapped into 2012. While the fiscal nightmares in countries such as Greece, Portugal, Italy, and Spain continue, the world remains awash in speculation about bailouts, breakups, and European banks’ balance sheets. Not surprisingly, we believe Europe will be mired in a recession through the first half of 2012. Yet by mid year, we believe the spotlight will turn to China, which we anticipate will be reaching a period of economic pause.

The political season is in full swing. Back in the U.S., 2012 is an election year, with the White House in play. Ten months out, our view is simple –the issues are hot, the turnout will be large, and the turnover of elected officials will be high. If correct, this might be good for the country. Regardless, the markets will be paying attention and will likely weigh in during September or October.

The past six months have been frustrating at times, but as I’ve mentioned before, investments rarely move in a straight line. Ups and downs are to be expected. An essential point to remember, however, is how your investments are positioned for the long haul. And having reviewed the offerings from across the family of Fifth Third Funds, I’m confident that our philosophy of investing in high-quality, fundamentally sound stocks and bonds continues to fit within any well-diversified, long-term investment plan.

Thank you for your confidence in Fifth Third Funds.

Keith Wirtz, CFA®
President, Fifth Third Funds
3

[1]Terms and Definitions

The S&P 500 Stock Index is an index of 500 selected common stocks most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

The S&P MidCap 400 Index is an index of 400 selected common stocks that tracks U.S. firms with market capitalizations of $850 million to $3.8 billion.

The S&P SmallCap 600 Index is an index of 600 selected common stocks that tracks U.S. firms with market capitalization of $250 million to $1.2 billion.

The Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE)® Index is generally representative of a sample of companies of the market structure of 20 European and Pacific Basin countries.

The above indices do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

CFA® is a trademark owned by the CFA Institute.

Duration is the weighted average maturity of a bond’s cash flow.

Gross Domestic Product (GDP) is the market value of the goods and services produced by labor and property in the United States. GDP is made up of consumer and government purchases, private domestic investments, and net exports of goods and services.

LIBOR (London Interbank Offered Rate) is the rate that the most creditworthy international banks dealing in Eurodollars charge each other for large loans.

Sovereign Debt is the total amount owed to the holders of bonds issued by a national government.

4

Management Discussion of Fund Performance (Unaudited)

Money Market Funds

For the six-month period ended January 31, 2012, the Fifth Third Money Market Funds offered historically low yields on an absolute basis. This was the direct result of the continuation of an extremely accommodative monetary policy by the Federal Reserve’s Federal Open Market Committee (“FOMC”) in light of delicate economic conditions and the continuation of significant strains in the global financial markets.

Despite showing some signs of modest domestic growth, general economic conditions in the U.S. remained challenged during the period. As a result, the FOMC held the Federal Funds Target Rate in a range of 0.00% to 0.25%. Furthermore, in late January, the FOMC concluded that current conditions “warrant exceptionally low federal funds rates at least through late 2014.” The net result was that general short-term interest rates declined further to near historic low levels while the overall yield curve outside the money market arena flattened.

One influence on longer-term rates was the FOMC’s Operation Twist, a program implemented in October 2011 in which the Fed pledged to purchase $400 billion in longer maturity-dated U.S. Treasury securities while selling an equal amount of shorter maturity-dated U.S. Treasury securities through June 2012. Further boosting prices (which move in the opposite direction of yields) was a flight to safety as investors weighed weak global economic outlooks and sovereign debt uncertainties in the European Union. Interestingly, the demand for U.S. Government securities continued unabated despite an unprecedented ratings downgrade of such debt that occurred in the period’s opening week. The downgrade, which followed a contentious struggle between legislators over the U.S. budget and deficit, will likely influence the 2012 presidential election, as well as fiscal debates into the future.

Within the money market space during the period, the interest rates of high quality, short-duration instruments remained near zero as overall demand far outweighed supply. Probably the most notable exception to the persistence of low interest rates was the London Interbank Offer Rate (LIBOR). One of the more recognizable international, risk-based, money market yield measures, LIBOR rates increased during the period primarily due to elevated risks in Europe’s sovereign debt markets and the European banking industry.

As for the Fifth Third Money Market Funds, a longer duration strategy designed to capture additional yield proved beneficial in the low-rate environment. Furthermore, the Funds continued to utilize more traditional liquid money market securities such as U.S. Treasury and U.S. Government Agency issues, commercial paper, and repurchase agreements, particularly in the Fifth Third U.S. Treasury Money Market Fund and the Fifth Third Institutional Government Money Market Fund. Higher yields on floating

5

Management Discussion of Fund Performance (Unaudited)

interest rate securities also enhanced returns and contributed to the Funds’ liquidity.

The Fifth Third Institutional Money Market and Fifth Third Prime Money Market Funds maintained a conservative investment style with an emphasis on high-quality, highly liquid municipal, U.S. Government, and corporate sector securities. In addition, the Funds held minimal exposure to asset-backed commercial paper and securities issued by brokerages and European financial firms.

Maturity Composition as of January 31, 2012

Weighted Average Maturity * #

	Days as of 1/31/12	Days as of 7/31/11
Fifth Third Prime Money Market	56	42
Fifth Third Institutional Money Market	54	46
Fifth Third Institutional Government Money Market	54	46
Fifth Third U.S. Treasury Money Market	49	49

*	Based on next reset date.

#	Portfolio composition is subject to change.

Investment Risk Considerations

An investment in any of the funds is not insured or guaranteed by the FDIC or any government agency. Although each money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

6

Management Discussion of Fund Performance (Unaudited)

Money Market Maturity Schedules (as of January 31, 2012)
as a percentage of value of investments *

	Prime Money Market	Institutional Money Market	Institutional Government Money Market	U.S. Treasury Money Market
Fewer than 8 Days	49.5%	50.0%	63.3%	67.0%
8 to 14 Days	1.7%	3.5%	1.4%	0.0%
15 to 30 Days	2.1%	2.3%	2.8%	2.9%
31 to 180 Days	29.3%	27.9%	20.2%	18.0%
181 to 365 Days	16.8%	16.3%	12.3%	12.1%
366 to 397 Days	0.6%	0.0%	0.0%	0.0%

*	Based on next reset date.

7

Prime Money Market
Schedule of Investments
January 31, 2012 (Unaudited)

	Principal Amount	Value

Corporate Bonds (18.5%)
Beverages – Non-alcoholic (0.3%)
Coca-Cola Co. (The), 0.51%, 5/15/12, (Next Reset: 2/15/12) (a)	$3,000,000	$3,000,908

Commercial Banks Non-U.S. (2.2%)
Bank of Nova Scotia, 2.25%, 1/22/13	12,690,000	12,866,665
Bayerische Landesbank, 0.58%, 6/20/12, (Next Reset: 3/20/12) (a)	6,474,000	6,468,769
		19,335,434

Commercial Banks – Central U.S. (0.4%)
US Bank NA, Series FRN, 0.78%, 10/26/12, (Next Reset: 4/26/12) (a)	3,100,000	3,106,192

Commercial Banks – Eastern U.S. (0.8%)
Royal Bank of Canada, 0.49%, 9/12/12, (Next Reset: 2/1/12) (a)	7,000,000	7,000,000

Computer Services (0.8%)
IBM International Group Capital LLC, 5.05%, 10/22/12	3,750,000	3,875,197
International Business Machines Corp., 4.75%, 11/29/12 (a)	2,903,000	3,003,631
		6,878,828

Cosmetics & Toiletries (0.9%)
Procter & Gamble International Funding SCA, 1.38%, 8/1/12	7,885,000	7,938,144

Diversified Financial Services (4.3%)
General Electric Capital Corp., 5.25%, 10/19/12	10,000,000	10,310,470
General Electric Capital Corp., 2.80%, 1/8/13	4,913,000	5,010,496
General Electric Capital Corp., Series A, 6.00%, 6/15/12	11,500,000	11,733,977
General Electric Capital Corp., Series A, 0.73%, 7/27/12, (Next Reset: 4/27/12) (a)	2,350,000	2,351,422
General Electric Capital Corp., Series A, 5.45%, 1/15/13	7,000,000	7,308,634
		36,714,999

Fiduciary Banks (3.0%)
Bank of New York Mellon Corp. (The), 0.67%, 3/23/12 (a)	5,100,000	5,100,599
Bank of New York Mellon Corp. (The), 4.95%, 11/1/12	8,000,000	8,254,972
State Street Corp., 0.65%, 4/30/12 (a)	12,125,000	12,127,816
		25,483,387

Finance – Investment Banker / Broker (2.8%)
Bear Stearns Cos. LLC (The), 5.35%, 2/1/12	10,038,000	10,038,000
Bear Stearns Cos. LLC (The), 6.95%, 8/10/12	13,700,000	14,144,328
		24,182,328

Oil Company – Integrated (1.2%)
Shell International Finance BV, 0.92%, 6/22/12, (Next Reset: 3/22/12) (a)	10,000,000	10,014,324

Continued

8

Prime Money Market
Schedule of Investments, continued
January 31, 2012 (Unaudited)

	Principal Amount	Value

Corporate Bonds, continued
Reinsurance (1.4%)
Berkshire Hathaway, Inc., 0.62%, 2/10/12 (a)	$10,000,000	$10,000,457
Berkshire Hathaway Finance Corp., 4.75%, 5/15/12	2,500,000	2,530,995
		12,531,452

U.S. Government Agencies (d) (0.4%)
Citigroup Funding, Inc., 1.88%, 11/15/12	1,585,000	1,605,647
Metlife, Inc., 0.90%, 6/29/12, (Next Reset: 3/29/12) (a)	2,000,000	2,004,079
		3,609,726

Total Corporate Bonds		159,795,722

U.S. Government Agencies (5.5%)
Federal Farm Credit Bank (1.1%)
0.23%, 10/19/12, (Next Reset: 2/1/12) (a)	10,000,000	9,998,555

Federal Home Loan Bank (0.6%)
0.33%, 7/16/12	5,000,000	5,001,048

Straight-A Funding LLC ** (b) (3.8%)
0.16%, 3/7/12	10,011,000	10,009,443
0.19%, 4/4/12	15,000,000	14,995,012
0.19%, 4/5/12	7,504,000	7,501,465
		32,505,920

Total U.S. Government Agencies		47,505,523

Certificates of Deposit (8.2%)
Commercial Banks (8.2%)
Bank of Montreal, 0.32%, 2/15/12	5,000,000	5,000,000
Bank of Nova Scotia, 0.54%, 9/10/12	10,000,000	10,000,000
Bank of Nova Scotia, 0.75%, 10/15/12	9,500,000	9,496,546
National Australia Bank, Ltd., 0.38%, 3/1/12	10,000,000	10,000,000
Royal Bank of Canada, 0.59%, 7/9/12, (Next Reset: 4/10/12) (a)	5,000,000	5,000,404
Toronto Dominion, 0.38%, 5/1/12	6,500,000	6,499,999
Toronto Dominion, 0.27%, 7/11/12	10,000,000	10,000,000
Toronto Dominion, 0.58%, 10/19/12, (Next Reset: 4/19/12) (a)	10,000,000	10,000,000
Toronto Dominion, 0.54%, 2/4/13 **	5,000,000	5,000,000
		70,996,949

Total Certificates of Deposit		70,996,949

Commercial Paper (18.4%)
Asset Backed Securities ** (b) (4.7%)
Chariot Funding LLC, 0.22%, 3/20/12	12,000,000	11,996,480
Chariot Funding LLC, 0.21%, 4/5/12	13,600,000	13,594,923

Continued

9

Prime Money Market
Schedule of Investments, continued
January 31, 2012 (Unaudited)

	Principal Amount	Value

Commercial Paper, continued
Asset Backed Securities ** (b), continued
Old Line Funding LLC, 0.22%, 2/8/12	$5,000,000	$4,999,786
Old Line Funding LLC, 0.22%, 3/6/12	10,000,000	9,997,922
		40,589,111

Beverages – Non-alcoholic ** (b) (2.3%)
Coca-Cola Co. (The), 0.17%, 5/14/12	10,000,000	9,995,136
Coca-Cola Co. (The), 0.38%, 7/2/12	10,000,000	9,984,378
		19,979,514

Commercial Banks (0.6%)
Toronto Dominion Holding, 0.32%, 3/26/12 ** (b)	5,000,000	4,997,600

Commercial Banks Non-U.S. ** (b) (5.2%)
Commonwealth Bank of Australia, 0.47%, 4/10/12	10,000,000	9,991,183
Commonwealth Bank of Australia, 0.61%, 6/6/12	5,000,000	4,989,500
National Australia Funding, 0.24%, 5/1/12	15,000,000	14,991,000
Standard Chartered Bank, 0.19%, 2/3/12	10,000,000	9,999,895
Westpac Banking Corp., 0.46%, 8/3/12	5,000,000	4,988,500
		44,960,078

Fiduciary Banks ** (1.6%)
State Street Corp., 0.26%, 4/3/12	5,000,000	4,997,761
State Street Corp., 0.23%, 5/9/12	9,250,000	9,244,208
		14,241,969

Finance – Auto Loans ** (2.6%)
Toyota Motor Credit Corp., 0.20%, 3/15/12	12,250,000	12,247,074
Toyota Motor Credit Corp., 0.15%, 4/13/12	10,000,000	9,997,000
		22,244,074

Schools (0.7%)
University of Michigan, 0.14%, 3/14/12	5,740,000	5,740,000

U.S. Municipals (0.7%)
Walnut Energy Center Authority, 0.25%, 3/12/12 **	6,495,000	6,493,196

Total Commercial Paper		159,245,542

Demand Notes (8.0%)
Brewery (0.1%)
New Belgium Brewing Co., Inc., Series 2000, 0.25%, 7/1/15, (LOC: Wells Fargo & Co.), (Next Reset: 2/2/12) (a)	695,000	695,000

Diversified Financial Services (0.5%)
Harry W. Albright JR, Series 1996, 0.32%, 5/1/21, (LOC: Bank of America), (Next Reset: 2/2/12) (a)	4,700,000	4,700,000

Continued

10

Prime Money Market
Schedule of Investments, continued
January 31, 2012 (Unaudited)

	Principal Amount	Value

Demand Notes, continued
Medical – Hospitals (a) (1.8%)
Hartford HealthCare Corp., Series C, 0.26%, 7/1/49, (LOC: Bank of America), (Next Reset: 2/1/12)	$10,000,000	$10,000,000
Orthopaedic Hospital of Wisconsin LLC, 0.28%, 3/1/39, (LOC: Marshall & Ilsley Bank), (Next Reset: 2/7/12)	5,920,000	5,920,000
		15,920,000

Non-Profit Charity (a) (1.2%)
First Church of God Vancouver, 1.18%, 4/1/15, (LOC: U.S. Bancorp), (Next Reset: 2/2/12)	605,000	605,000
World Wildlife Fund, Inc., 0.20%, 7/1/30, (LOC: JP Morgan, Inc.), (Next Reset: 2/2/12)	9,430,000	9,430,000
		10,035,000

Retirement/Aged Care (0.6%)
American Association of Retired Persons, Series 2001, 0.12%, 5/1/31, (LOC: Bank of America), (Next Reset: 2/1/12) (a)	5,000,000	5,000,000

Special Purpose Entity (a) (3.8%)
BJ Financing LLC, 0.30%, 12/1/37, (LOC: Marshall & Ilsley Bank), (Next Reset: 2/2/12)	8,960,000	8,960,000
Capital One Funding Corp., Series 01-C, 0.19%, 1/4/27, (LOC: JP Morgan, Inc.), (Next Reset: 2/2/12)	961,000	961,000
Capital One Funding Corp., Series 97-D, 0.24%, 7/2/18, (LOC: JP Morgan, Inc.), (Next Reset: 2/2/12)	103,000	103,000
Metrodev Newark LLC, 0.23%, 7/1/33, (LOC: PNC Bank NA), (Next Reset: 2/2/12)	7,500,000	7,500,000
Rush Medical Foundation, 0.18%, 12/1/31, (LOC: U.S. Bancorp), (Next Reset: 2/3/12)	5,400,000	5,400,000
Saddleback Valley Community Church, 0.13%, 11/1/38, (LOC: U.S. Bancorp), (Next Reset: 2/2/12)	9,625,000	9,625,000
		32,549,000

Total Demand Notes		68,899,000

Municipal Demand Notes (22.3%)
California (a) (2.0%)
City of Santa Rosa, Pension Obligation, Series A, 0.13%, 9/1/24, (LOC: U.S. Bancorp), (Next Reset: 2/1/12)	4,290,000	4,290,000
County of Riverside, CP, 0.19%, 11/1/20, (LOC: State Street Corp.), (Next Reset: 2/1/12)	5,200,000	5,200,000
Pollution Control Financing Authority, Athens Disposal Co. Project, Series A, AMT, 0.12%, 1/1/16, (LOC: Wells Fargo & Co.), (Next Reset: 2/1/12)	4,000,000	4,000,000

Continued

11

Prime Money Market
Schedule of Investments, continued
January 31, 2012 (Unaudited)

	Principal Amount	Value

Municipal Demand Notes, continued
California (a), continued
Statewide Communities Development Authority, Broadway Studios, 0.27%, 4/1/50, (LOC: FHLB), (Next Reset: 2/2/12)	$2,300,000	$2,300,000
Statewide Communities Development Authority, Park David Senior Apartments Project, Series D-T, 0.31%, 10/15/34, (LOC: FNMA), (Next Reset: 2/2/12)	1,140,000	1,140,000
		16,930,000

Colorado (a) (0.7%)
Housing & Finance Authority, Series A1, 0.25%, 11/1/30, (LOC: FNMA/FHLMC), (Next Reset: 2/1/12)	2,310,000	2,310,000
Housing & Finance Authority, Single Family Mortgage Bonds, Class I-B1, 0.12%, 5/1/38, (LOC: FNMA/FHLMC), (Next Reset: 2/1/12)	2,735,000	2,735,000
Pueblo Housing Authority, 0.25%, 12/1/18, (LOC: Wells Fargo & Co.), (Next Reset: 2/2/12)	1,060,000	1,060,000
		6,105,000

District of Columbia (0.1%)
District of Columbia, Pew Charitable Trusts, Series B, 0.16%, 4/1/38, (LOC: PNC Bank NA), (Next Reset: 2/2/12) (a)	1,265,000	1,265,000

Florida (0.6%)
Miami-Dade County Industrial Development Authority, Dolphin Stadium Project, 0.21%, 7/1/37, (LOC: TD Bank N.A.), (Next Reset: 2/2/12) (a)	5,000,000	5,000,000

Illinois (0.7%)
Finance Authority, Franciscan Communities, Series B, 0.35%, 5/1/36, (LOC: Bank of America), (Next Reset: 2/2/12) (a)	5,685,000	5,685,000

Indiana (0.2%)
Finance Authority, Hamilton Grove Project, Series B, 0.33%, 4/1/38, (LOC: Bank of America), (Next Reset: 2/2/12) (a)	2,030,000	2,030,000

Kansas (1.9%)
City of Wichita, Adjustable Mode Airport Facility Revenue, AMT, 0.07%, 11/1/23, (LOC: FlightSafety International, Inc.), (Next Reset: 2/2/12) (a)	16,575,000	16,575,000

Kentucky (0.5%)
County of Boone Industrial Building Revenue, NKU-METS Project, 0.30%, 6/1/23, (LOC: U.S. Bancorp), (Next Reset: 2/2/12) (a)	4,215,000	4,215,000

Continued

12

Prime Money Market
Schedule of Investments, continued
January 31, 2012 (Unaudited)

	Principal Amount	Value

Municipal Demand Notes, continued
Maryland (0.9%)
Health & Higher Educational Facilities Authority, Adventist Healthcare, Series B, 0.16%, 1/1/35, (LOC: Deutsche Bank), (Next Reset: 2/2/12) (a)	$7,460,000	$7,460,000

Michigan (2.5%)
Finance Authority, School Loan, 0.16%, 9/1/50, (LOC: Bank of Montreal), (Next Reset: 2/7/12) (a)	22,000,000	21,999,827

Mississippi (a) (3.0%)
Business Finance Corp., Series G, 0.04%, 11/1/35, (LOC: Chevron U.S.A., Inc.), (Next Reset: 2/1/12)	21,700,000	21,700,000
Business Finance Corp., Mississippi Baking Co. Project, AMT, 0.41%, 11/1/25, (LOC: Bank of America), (Next Reset: 2/2/12)	4,240,000	4,240,000
		25,940,000

New Hampshire (0.6%)
Health & Education Facilities Authority, 0.18%, 12/1/32, (LOC: Royal Bank of Canada), (Next Reset: 2/2/12) (a)	4,880,000	4,880,000

New York (a) (0.6%)
Albany Industrial Development Agency, Living Resources Corp. Project, Series B, 0.28%, 2/1/12, (LOC: HSBC Holdings PLC)	140,000	140,000
State Housing Finance Agency, Series B, 0.12%, 5/1/44, (LOC: Wells Fargo & Co.), (Next Reset: 2/1/12)	5,485,000	5,485,000
		5,625,000

Ohio (a) (2.6%)
City of Cleveland, Core City Fund, 0.16%, 12/1/33, (LOC: PNC Bank NA), (Next Reset: 2/1/12)	2,795,000	2,795,000
County of Butler, LifeSphere Project, 0.08%, 5/1/30, (LOC: U.S. Bancorp), (Next Reset: 2/2/12)	10,715,000	10,715,000
County of Hamilton, Hospital Facilities Revenue, Series A, 0.07%, 6/1/27, (LOC: Northern Trust Corp.), (Next Reset: 2/1/12)	9,200,000	9,200,000
		22,710,000

Pennsylvania (a) (0.7%)
Blair County Industrial Development Authority, Altoona-Blair County Development Corp., 0.16%, 10/1/28, (LOC: PNC Bank NA), (Next Reset: 2/2/12)	5,000,000	5,000,000
Economic Development Financing Authority, Delancey Corp. Project, Series C, 0.20%, 9/1/14, (LOC: PNC Bank NA), (Next Reset: 2/2/12)	630,000	630,000
		5,630,000

Continued

13

Prime Money Market
Schedule of Investments, continued
January 31, 2012 (Unaudited)

	Principal Amount	Value

Municipal Demand Notes, continued
Texas (a) (3.4%)
Lower Neches Valley Authority Industrial Development Corp., Series B, AMT, 0.05%, 11/1/29, (LOC: Exxon Mobil Corp.), (Next Reset: 2/1/12)	$12,200,000	$12,200,000
Port of Port Arthur Navigation District, Fina Oil and Chemical Co. Project, AMT, 0.20%, 5/1/33, (LOC: Total SA), (Next Reset: 2/1/12)	9,025,000	9,025,000
State Veterans Housing Assistance Program, Series A, GO, AMT, 0.07%, 12/1/34, (LOC: Texas G.O. with State Street Liquidity Facility), (Next Reset: 2/1/12)	7,695,000	7,695,000
		28,920,000

Washington (a) (1.0%)
State Housing Finance Commission, Country Club Apartments, Series A, 0.10%, 8/1/32, (LOC: U.S. Bancorp), (Next Reset: 2/1/12)	5,620,000	5,620,000
State Housing Finance Commission, Monticello Park Project, Series B, 0.17%, 9/1/34, (LOC: FNMA), (Next Reset: 2/2/12)	3,180,000	3,180,000
		8,800,000

Wisconsin (0.3%)
City of Whitewater, HUSCO International, Inc. Project, AMT, 0.36%, 12/1/12, (LOC: JP Morgan, Inc.), (Next Reset: 2/1/12) (a)	2,300,000	2,300,000

Total Municipal Demand Notes		192,069,827

	Shares
Money Markets (c) (4.3%)
AIM STIT Liquid Assets Portfolio	33,533,763	33,533,763
Goldman Sachs Financial Square Prime Obligations Fund	3,298,146	3,298,146

Total Money Markets		36,831,909

Principal Amount
Repurchase Agreements (15.2%)
BMO Nesbitt Burns, 0.21%, dated 1/31/12, due 2/1/12, (Repurchase proceeds, $50,000,292, Collateralized by U.S. Treasury Security, 6.00%, 2/15/26, value $51,000,101)	$50,000,000	50,000,000

Continued

14

Prime Money Market
Schedule of Investments, continued
January 31, 2012 (Unaudited)

	Principal Amount	Value

Repurchase Agreements, continued
Deutsche Bank, 0.22%, dated 1/31/12, due 2/1/12, (Repurchase proceeds, $15,000,092, Collateralized by Fannie Mae and Federal Home Loan Bank, 1.25%–1.80%, 6/15/12–11/16/16, value $15,300,815)	$15,000,000	$15,000,000
Goldman Sachs, 0.20%, dated 1/31/12, due 2/1/12, (Repurchase proceeds, $10,000,056, Collateralized by U.S. Treasury Security, 2.00%, 4/15/12, value $10,200,037)	10,000,000	10,000,000
Toronto Dominion, 0.18%, dated 1/31/12, due 2/1/12, (Repurchase proceeds, $25,000,125, Collateralized by U.S. Treasury Security, 2.13%, 2/15/40, value $25,500,024)	25,000,000	25,000,000
UBS Investment Bank, 0.22%, dated 1/31/12, due 2/1/12, (Repurchase proceeds, $30,861,189, Collateralized by U.S. Treasury Security, 4.75%, 2/15/41, value $31,478,338)	30,861,000	30,861,000

Total Repurchase Agreements		130,861,000

Total Investments (Cost $866,205,472) † – 100.4%		866,205,472

Liabilities in excess of other assets – (0.4)%		(3,757,716)

NET ASSETS – 100.0%		$862,447,756

Notes to Schedule of Investments

**	Rate represents the effective yield at purchase.

†	Also represents cost for federal income tax purposes.

(a)	Variable rate security. Rate presented represents rate in effect at January 31, 2012.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)	Investment is in Institutional Shares of underlying fund/portfolio.

(d)	FDIC guaranteed through Treasury Liquidity Guarantee Program.

The following abbreviations are used in the Schedule of Investments:
AMT – Alternative Minimum Tax Paper
CP – Certificates of Participation
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corp.
FNMA – Federal National Mortgage Association
GO – General Obligation
LOC – Letter of Credit

Continued

15

Prime Money Market
Schedule of Investments, continued
January 31, 2012 (Unaudited)

At January 31, 2012, Prime Money Market’s investments were in the following countries:

Country
Australia	2.3%
Canada	6.3%
Germany	0.7%
Netherlands	1.2%
United Kingdom	1.1%
United States	88.4%
Total	100.0%

See notes to schedules of investments and notes to financial statements.

16

Institutional Money Market
Schedule of Investments
January 31, 2012 (Unaudited)

	Principal Amount	Value
Corporate Bonds (19.9%)
Commercial Banks Non-U.S. (2.4%)
Bank of Nova Scotia, 2.25%, 1/22/13	$27,000,000	$27,380,185
Bayerische Landesbank, 0.58%, 6/20/12, (Next Reset: 3/20/12) (a)	18,526,000	18,511,031
		45,891,216

Commercial Banks – Central U.S. (0.3%)
US Bank NA, Series FRN, 0.78%, 10/26/12, (Next Reset: 4/26/12) (a)	6,500,000	6,512,984

Commercial Banks – Eastern U.S. (0.9%)
Royal Bank of Canada, 0.49%, 9/12/12, (Next Reset: 2/1/12) (a)	18,000,000	18,000,000

Computer Services (0.4%)
IBM International Group Capital LLC, 5.05%, 10/22/12	7,000,000	7,236,886

Cosmetics & Toiletries (0.9%)
Procter & Gamble Co. (The), 1.38%, 8/1/12	17,437,000	17,527,002

Diversified Banks (0.2%)
JPMorgan Chase & Co., 5.38%, 10/1/12	3,900,000	4,018,221

Diversified Financial Services (3.8%)
General Electric Capital Corp., 3.50%, 8/13/12	18,841,000	19,121,557
General Electric Capital Corp., 5.25%, 10/19/12	15,000,000	15,465,705
General Electric Capital Corp., 2.80%, 1/8/13	10,000,000	10,198,446
General Electric Capital Corp., Series A, 6.00%, 6/15/12	18,500,000	18,876,398
General Electric Capital Corp., Series A, 5.45%, 1/15/13	10,000,000	10,439,510
		74,101,616

Fiduciary Banks (2.9%)
Bank of New York Mellon Corp. (The), 0.67%, 3/23/12 (a)	8,000,000	8,002,237
Bank of New York Mellon Corp. (The), 4.95%, 11/1/12	12,500,000	12,896,454
State Street Corp., 0.65%, 4/30/12 (a)	35,000,000	35,009,235
		55,907,926

Finance – Investment Banker / Broker (3.0%)
Bear Stearns Cos. LLC (The), 5.35%, 2/1/12	21,000,000	21,000,000
Bear Stearns Cos. LLC (The), 6.95%, 8/10/12	36,599,000	37,787,903
		58,787,903

Oil Company – Integrated (1.3%)
Shell International Finance BV, 0.92%, 6/22/12, (Next Reset: 3/22/12) (a)	25,000,000	25,035,811

Continued

17

Institutional Money Market
Schedule of Investments, continued
January 31, 2012 (Unaudited)

	Principal Amount	Value
Corporate Bonds, continued
Reinsurance (3.1%)
Berkshire Hathaway Finance Corp., 4.75%, 5/15/12	$6,195,000	$6,271,769
Berkshire Hathaway, Inc., 1.40%, 2/10/12	11,400,000	11,402,810
Berkshire Hathaway, Inc., 0.62%, 2/10/12 (a)	25,000,000	25,001,142
Berkshire Hathaway, Inc., 0.88%, 2/11/13, (Next Reset: 2/13/12) (a)	17,459,000	17,547,769
		60,223,490

U.S. Government Agencies (d) (0.7%)
Ally Financial, Inc., 1.75%, 10/30/12	4,368,000	4,417,832
Citibank NA, 1.88%, 5/7/12	10,000,000	10,041,356
		14,459,188

Total Corporate Bonds		387,702,243

Mortgage-Backed Securities (0.4%)
U.S. Government Agencies (0.4%)
Freddie Mac, 0.25%, 1/15/42, (Next Reset: 2/2/12) (a)	7,124,543	7,124,543

Total Mortgage-Backed Securities		7,124,543

U.S. Government Agencies (5.3%)
Federal Farm Credit Bank (a) (1.6%)
0.23%, 10/19/12, (Next Reset: 2/1/12)	15,000,000	14,997,832
0.16%, 2/20/13, (Next Reset: 2/7/12)	15,000,000	14,990,595
		29,988,427

Freddie Mac (0.4%)
0.23%, 10/12/12, (Next Reset: 2/1/12) (a)	8,300,000	8,302,922

Straight-A Funding LLC ** (b) (3.3%)
0.19%, 4/2/12	25,000,000	24,991,952
0.19%, 4/5/12	15,000,000	14,994,933
0.19%, 4/12/12	25,000,000	24,990,632
		64,977,517

Total U.S. Government Agencies		103,268,866

Certificates of Deposit (12.0%)
Commercial Banks (12.0%)
Bank of Montreal, 0.32%, 2/15/12	20,000,000	20,000,000
Bank of Nova Scotia, 0.52%, 5/29/12	29,000,000	29,000,000
Bank of Nova Scotia, 0.54%, 9/10/12	24,000,000	24,000,000
Bank of Nova Scotia, 0.75%, 10/15/12	15,000,000	14,994,547
Commonwealth Bank of Australia, 0.46%, 4/30/12, (Next Reset: 2/6/12) (a)	20,000,000	20,000,000

Continued

18

Institutional Money Market
Schedule of Investments, continued
January 31, 2012 (Unaudited)

	Principal Amount	Value

Certificates of Deposit, continued
Commercial Banks, continued
National Australia Bank, Ltd., 0.38%, 3/1/12	$25,000,000	$25,000,000
Royal Bank of Canada, 0.59%, 7/9/12, (Next Reset: 4/10/12) (a)	15,000,000	15,001,211
Toronto Dominion, 0.38%, 5/1/12	18,000,000	17,999,998
Toronto Dominion, 0.27%, 7/11/12	15,000,000	15,000,000
Toronto Dominion, 0.58%, 10/19/12, (Next Reset: 4/19/12) (a)	15,000,000	15,000,000
Toronto Dominion, 0.54%, 2/4/13 **	39,000,000	39,000,000
		234,995,756

Total Certificates of Deposit		234,995,756

Commercial Paper (16.4%)
Asset Backed Securities ** (b) (4.1%)
Chariot Funding LLC, 0.21%, 4/5/12	15,000,000	14,994,400
Old Line Funding LLC, 0.22%, 2/8/12	15,000,000	14,999,358
Old Line Funding LLC, 0.22%, 3/6/12	25,000,000	24,994,806
Old Line Funding LLC, 0.21%, 4/16/12	25,000,000	24,989,063
		79,977,627

Beverages – Non-alcoholic ** (b) (1.8%)
Coca-Cola Co. (The), 0.17%, 5/14/12	15,000,000	14,992,704
Coca-Cola Co. (The), 0.38%, 7/2/12	20,000,000	19,968,756
		34,961,460

Commercial Banks (0.8%)
Toronto Dominion Holding, 0.32%, 3/26/12 ** (b)	15,000,000	14,992,800

Commercial Banks Non-U.S. ** (b) (5.4%)
Commonwealth Bank of Australia, 0.42%, 4/10/12	10,000,000	9,992,142
Commonwealth Bank of Australia, 0.47%, 4/10/12	20,000,000	19,982,366
Commonwealth Bank of Australia, 0.61%, 6/6/12	15,000,000	14,968,500
National Australia Funding, 0.24%, 5/1/12	20,000,000	19,988,000
Standard Chartered Bank, 0.19%, 2/3/12	15,000,000	14,999,842
Westpac Banking Corp., 0.46%, 8/3/12	25,000,000	24,942,500
		104,873,350

Fiduciary Banks (0.8%)
State Street Corp., 0.26%, 4/3/12 **	15,000,000	14,993,283

Finance – Auto Loans ** (2.6%)
Toyota Motor Credit Corp., 0.20%, 3/15/12	27,000,000	26,993,550
Toyota Motor Credit Corp., 0.15%, 4/13/12	25,000,000	24,992,500
		51,986,050

Continued

19

Institutional Money Market
Schedule of Investments, continued
January 31, 2012 (Unaudited)

	Principal Amount	Value

Commercial Paper, continued
U.S. Municipals (0.9%)
Walnut Energy Center Authority, 0.25%, 3/12/12 **	$18,000,000	$17,995,000

Total Commercial Paper		319,779,570

Demand Notes (6.3%)
Building Products – Cement & Aggregate (1.1%)
Sioux City Brick & Tile Co., 0.20%, 12/1/36 (LOC: U.S. Bancorp), (Next Reset: 2/2/12) (a) (b)	21,825,000	21,825,000

Diversified Financial Services (a) (0.4%)
Boldt Healthcare Properties LLC, 0.30%, 10/1/43, (Next Reset: 2/7/12)	6,100,000	6,100,000
Madison Hotel Investors LLC, Series 05-A, 0.30%, 12/1/45, (Next Reset: 2/2/12)	2,100,000	2,100,000
		8,200,000

Medical – Hospitals (0.8%)
Hartford HealthCare Corp., Series C, 0.26%, 7/1/49 (LOC: Bank of America), (Next Reset: 2/1/12) (a)	15,000,000	15,000,000

Non-Profit Charity (0.6%)
World Wildlife Fund, Inc., 0.20%, 7/1/30 (LOC: JP Morgan, Inc.), (Next Reset: 2/2/12) (a)	12,070,000	12,070,000

Retirement/Aged Care (1.1%)
American Association of Retired Persons, Series 2001, 0.12%, 5/1/31 (LOC: Bank of America), (Next Reset: 2/1/12) (a)	20,000,000	20,000,000

Special Purpose Entity (a) (2.3%)
Corporate Finance Managers, Inc., 0.20%, 2/2/43 (LOC: Wells Fargo & Co.), (Next Reset: 2/2/12)	10,635,000	10,635,000
Golf Gate Apartments, Series 2003, 0.20%, 9/1/28 (LOC: Wells Fargo & Co.), (Next Reset: 2/2/12)	7,295,000	7,295,000
Pershing Drive Associates L.P., 0.24%, 12/15/28 (LOC: Royal Bank of Canada), (Next Reset: 2/2/12)	10,625,000	10,625,000
Rush Medical Foundation, 0.18%, 12/1/31 (LOC: U.S. Bancorp), (Next Reset: 2/3/12)	5,400,000	5,400,000
Saddleback Valley Community Church, 0.13%, 11/1/38 (LOC: U.S. Bancorp), (Next Reset: 2/2/12)	10,930,000	10,930,000
		44,885,000

Total Demand Notes		121,980,000

Continued

20

Institutional Money Market
Schedule of Investments, continued
January 31, 2012 (Unaudited)

	Principal Amount	Value

Municipal Demand Notes (27.2%)
California (a) (1.2%)
City of Santa Rosa, Pension Obligation, Series A, 0.13%, 9/1/24, (LOC: U.S. Bancorp), (Next Reset: 2/1/12)	$10,510,000	$10,510,000
Housing Finance Agency, Housing Program, Series B, 0.14%, 8/1/36, (LOC: FNMA/FHLMC), (Next Reset: 2/1/12)	7,370,000	7,370,000
Kern Water Bank Authority, Series B, 0.20%, 7/1/28, (LOC: Wells Fargo & Co.), (Next Reset: 2/2/12)	3,501,000	3,501,000
Sacramento County Housing Authority, Series B, 0.18%, 7/15/35, (LOC: FNMA), (Next Reset: 2/2/12)	495,000	495,000
Statewide Communities Development Authority, Valley Palms Apartments, 0.15%, 5/15/35, (LOC: FNMA), (Next Reset: 2/2/12)	1,275,000	1,275,000
		23,151,000

Colorado (0.3%)
Housing & Finance Authority, Single Family Mortgage Bonds, Series B2, Class I, 0.12%, 11/1/33, (LOC: FNMA/FHLMC), (Next Reset: 2/1/12) (a)	6,425,000	6,425,000

Delaware (a) (1.7%)
County of New Castle, Adjustable Mode Airport Facility Revenue, 0.07%, 6/1/22, (LOC: FlightSafety International, Inc.), (Next Reset: 2/2/12)	27,480,000	27,480,000
County of New Castle, Adjustable Mode Airport Facility Revenue, 0.07%, 12/1/32, (LOC: FlightSafety International, Inc.), (Next Reset: 2/2/12)	5,185,000	5,185,000
		32,665,000

Florida (a) (0.8%)
Jacksonville Economic Development Commission, Lee and Cates Glass, Inc. Project, 0.22%, 4/1/33, (LOC: Wells Fargo & Co.), (Next Reset: 2/2/12)	6,260,000	6,260,000
University of South Florida Research Foundation, Inc., Multi-Tenant Office Building Project, Series C, 0.20%, 8/1/34, (LOC: Bank of America), (Next Reset: 2/1/12)	9,505,000	9,505,000
		15,765,000

Georgia (a) (0.2%)
Augusta Housing Authority, Westbury Creek Apartments, Series B, 0.40%, 5/15/33, (LOC: FNMA), (Next Reset: 2/1/12)	500,000	500,000
Richmond County Development Authority, Hoback Investments LLC Project, Series A, 0.31%, 7/1/31, (LOC: Branch Banking & Trust), (Next Reset: 2/2/12)	4,240,000	4,240,000
		4,740,000

Continued

21

Institutional Money Market
Schedule of Investments, continued
January 31, 2012 (Unaudited)

	Principal Amount	Value

Municipal Demand Notes, continued
Illinois (a) (1.9%)
City of Chicago, Chicago Midway Airport Revenue, Series A-2, 0.10%, 1/1/25, (LOC: JP Morgan, Inc.), (Next Reset: 2/1/12)	$25,190,000	$25,190,000
Finance Authority, Franciscan Communities, Series B, 0.35%, 5/1/36, (LOC: Bank of America), (Next Reset: 2/2/12)	11,470,000	11,470,000
		36,660,000

Indiana (0.0%)
City of Indianapolis Development, Multi-Family Housing, Pedcor Investments, Series B, 0.50%, 11/1/36, (LOC: FHLB), (Next Reset: 2/2/12) (a)	928,000	928,000

Kentucky (a) (3.7%)
Louisville & Jefferson County Regional Airport Authority, Series A, 0.05%, 1/1/29, (LOC: United Parcel Service, Inc.), (Next Reset: 2/1/12)	30,000,000	30,000,000
Louisville & Jefferson County Regional Airport Authority, Series C, 0.04%, 1/1/29, (LOC: United Parcel Service, Inc.), (Next Reset: 2/1/12)	42,500,000	42,500,000
		72,500,000

Maryland (1.1%)
Health & Higher Educational Facilities Authority, Adventist Healthcare, Series B, 0.16%, 1/1/35, (LOC: Deutsche Bank), (Next Reset: 2/2/12) (a)	20,525,000	20,525,000

Michigan (a) (2.9%)
Charter Township of Ypsilanti, Capital Improvements, Series B, 0.30%, 4/1/19, (LOC: Comerica Bank), (Next Reset: 2/1/12)	2,280,000	2,280,000
Finance Authority, School Loan, 0.16%, 9/1/50, (LOC: PNC Bank NA), (Next Reset: 2/2/12)	25,000,000	25,000,000
Finance Authority, School Loan, 0.16%, 9/1/50, (LOC: Bank of Montreal), (Next Reset: 2/7/12)	6,000,000	6,000,000
University of Michigan, Series A, 0.03%, 4/1/38, (LOC: University of Michigan), (Next Reset: 2/1/12)	22,355,000	22,355,000
		55,635,000

Minnesota (a) (1.9%)
City of Plymouth, Carlson Center Project, 0.20%, 4/1/12, (LOC: U.S. Bancorp), (Next Reset: 2/2/12)	180,000	180,000
City of Saint Paul, Sales Tax Revenue, 0.20%, 11/1/25, (LOC: U.S. Bancorp), (Next Reset: 2/2/12)	11,300,000	11,300,000

Continued

22

Institutional Money Market
Schedule of Investments, continued
January 31, 2012 (Unaudited)

	Principal Amount	Value

Municipal Demand Notes, continued
Minnesota (a), continued
Office of Higher Education, Supplemental Student Loan, Series A, 0.16%, 12/1/43, (LOC: U.S. Bancorp), (Next Reset: 2/2/12)	$25,600,000	$25,600,000
		37,080,000

New Hampshire (0.8%)
Health & Education Facilities Authority, 0.18%, 12/1/32, (LOC: Royal Bank of Canada), (Next Reset: 2/2/12) (a)	14,640,000	14,640,000

New York (2.1%)
New York State Housing Finance Agency, Series A, AMT, 0.06%, 11/1/41, (LOC: Bank of New York Co., Inc.), (Next Reset: 2/1/12) (a)	40,960,000	40,960,000

Ohio (a) (3.8%)
Air Quality Development Authority, AK Steel Project, Series B, 0.33%, 6/1/24, (LOC: Bank of America), (Next Reset: 2/1/12)	26,000,000	26,000,000
City of Cleveland, Airport System Revenue, Series B, 0.11%, 1/1/20, (LOC: U.S. Bancorp), (Next Reset: 2/2/12)	8,715,000	8,715,000
City of Cleveland, Core City Fund, 0.16%, 12/1/33, (LOC: PNC Bank NA), (Next Reset: 2/1/12)	5,865,000	5,865,000
County of Cuyahoga Health Care Facilities, Franciscan Communities, Series F, 0.35%, 5/15/12, (LOC: Bank of America), (Next Reset: 2/1/12)	90,000	90,000
County of Hamilton, Hospital Facilities Revenue, Series A, 0.07%, 6/1/27, (LOC: Northern Trust Corp.), (Next Reset: 2/1/12)	33,600,000	33,600,000
		74,270,000

Pennsylvania (0.5%)
Blair County Industrial Development Authority, Altoona-Blair County Development Corp., 0.16%, 10/1/28, (LOC: PNC Bank NA), (Next Reset: 2/2/12) (a)	9,000,000	9,000,000

Tennessee (a) (0.7%)
Johnson City Health & Educational Facilities Board, Mountain States Health Alliance, Series B1, 0.23%, 7/1/33, (LOC: U.S. Bancorp), (Next Reset: 2/1/12)	3,740,000	3,740,000
Johnson City Health & Educational Facilities Board, Mountain States Health Alliance, Series B2, 0.16%, 7/1/33, (LOC: PNC Bank NA), (Next Reset: 2/1/12)	9,790,000	9,790,000
		13,530,000

Continued

23

Institutional Money Market
Schedule of Investments, continued
January 31, 2012 (Unaudited)

	Principal Amount	Value

Municipal Demand Notes, continued
Texas (a) (2.4%)
Port of Port Arthur Navigation District, Fina Oil and Chemical Co. Project, AMT, 0.20%, 5/1/33, (LOC: Total SA), (Next Reset: 2/1/12)	$5,500,000	$5,500,000
State Veterans Housing Assistance Program, Series A, GO, AMT, 0.07%, 12/1/34, (LOC: Texas G.O. with State Street Liquidity Facility), (Next Reset: 2/1/12)	26,585,000	26,585,000
State Veterans Housing Fund, Series A-2, GO, AMT, 0.11%, 12/1/29, (LOC: Wells Fargo & Co.), (Next Reset: 2/1/12)	14,700,000	14,700,000
		46,785,000

Virginia (0.4%)
Alexandria Industrial Development Authority, Series A, 0.22%, 7/1/30, (LOC: Bank of America), (Next Reset: 2/2/12) (a)	8,200,000	8,200,000

Washington (a) (0.1%)
State Housing Finance Commission, Granite Falls Retirement Plaza, Series B, 0.20%, 10/1/27, (LOC: Wells Fargo & Co.), (Next Reset: 2/2/12)	630,000	630,000
State Housing Finance Commission, Summer Ridge, Series B, 0.15%, 12/1/29, (LOC: U.S. Bancorp), (Next Reset: 2/1/12)	175,000	175,000
State Housing Finance Commission, The Vintage at Everett Senior Living Project, Series B, 0.17%, 1/15/38, (LOC: FNMA), (Next Reset: 2/2/12)	850,000	850,000
		1,655,000

Wyoming (0.7%)
County of Sweetwater, Environmental Improvement, PacifiCorp Project, AMT, 0.09%, 11/1/25, (LOC: Barclays Bank PLC), (Next Reset: 2/1/12) (a)	14,400,000	14,400,000

Total Municipal Demand Notes		529,514,000

	Shares
Money Markets (c) (4.0%)
AIM STIT Liquid Assets Portfolio	53,762,896	53,762,896
Goldman Sachs Financial Square Prime Obligations Fund	24,294,139	24,294,139

Total Money Markets		78,057,035

Continued

24

Institutional Money Market
Schedule of Investments, continued
January 31, 2012 (Unaudited)

	Principal Amount	Value

Repurchase Agreements (10.4%)
BMO Nesbitt Burns, 0.21%, dated 1/31/12, due 2/1/12, (Repurchase proceeds, $80,000,467, Collateralized by U.S. Treasury Securities, 1.75%–6.00%, 4/15/13–2/15/26, value $81,600,044)	$80,000,000	$80,000,000
Deutsche Bank, 0.22%, dated 1/31/12, due 2/1/12, (Repurchase proceeds, $15,000,092, Collateralized by Federal Home Loan Bank, 1.25%, 6/15/12, value $15,300,457)	15,000,000	15,000,000
Goldman Sachs, 0.20%, dated 1/31/12, due 2/1/12, (Repurchase proceeds, $10,000,056, Collateralized by U.S. Treasury Security, 2.00%, 4/15/12, value $10,200,037)	10,000,000	10,000,000
Toronto Dominion, 0.18%, dated 1/31/12, due 2/1/12, (Repurchase proceeds, $50,000,250, Collateralized by U.S. Treasury Security, 2.38%, 1/15/27, value $51,000,004)	50,000,000	50,000,000
UBS Investment Bank, 0.22%, dated 1/31/12, due 2/1/12, (Repurchase proceeds, $48,392,296, Collateralized by U.S. Treasury Security, 4.75%, 2/15/41, value $49,359,860)	48,392,000	48,392,000

Total Repurchase Agreements		203,392,000

Total Investments (Cost $1,985,814,013) † – 101.9%		1,985,814,013

Liabilities in excess of other assets – (1.9)%		(36,177,519)

NET ASSETS – 100.0%		$1,949,636,494

Notes to Schedule of Investments

**	Rate represents the effective yield at purchase.

†	Also represents cost for federal income tax purposes.

(a)	Variable rate security. Rate presented represents rate in effect at January 31, 2012.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)	Investment is in Institutional Shares of underlying fund/portfolio.

(d)	FDIC guaranteed through Treasury Liquidity Guarantee Program.

The following abbreviations are used in the Schedule of Investments:
AMT – Alternative Minimum Tax Paper
FHLMC – Federal Home Loan Mortgage Corp.
FNMA – Federal National Mortgage Association
GO – General Obligation
LOC – Letter of Credit

Continued

25

Institutional Money Market
Schedule of Investments, continued
January 31, 2012 (Unaudited)

At January 31, 2012, Institutional Money Market’s investments were in the following countries:

Country
Australia	4.5%
Canada	8.2%
Germany	0.9%
Netherlands	1.3%
United Kingdom	0.8%
United States	84.3%
Total	100.0%

See notes to schedules of investments and notes to financial statements.

26

Institutional Government Money Market
Schedule of Investments
January 31, 2012 (Unaudited)

	Principal Amount	Value

Corporate Bonds (d) (9.5%)
U.S. Government Agencies (9.5%)
Ally Financial, Inc., 1.75%, 10/30/12	$3,480,000	$3,521,372
Ally Financial, Inc., 2.20%, 12/19/12	10,401,000	10,586,469
Bank of America Corp., 2.10%, 4/30/12	12,978,000	13,036,881
Citibank NA, 1.88%, 5/7/12	17,472,000	17,547,150
Citibank NA, 0.50%, 6/4/12, (Next Reset: 3/5/12) (a)	5,600,000	5,600,231
Citibank NA, 1.88%, 6/4/12	10,500,000	10,557,423
Citibank NA, 0.46%, 11/15/12, (Next Reset: 2/15/12) (a)	2,700,000	2,702,430
Citigroup Funding, Inc., 2.13%, 7/12/12	21,480,000	21,660,055
Citigroup Funding, Inc., 1.88%, 11/15/12	6,200,000	6,280,575
General Electric Capital Corp., 0.57%, 9/21/12, (Next Reset: 3/21/12) (a)	2,970,000	2,974,091
General Electric Capital Corp., 2.00%, 9/28/12	3,150,000	3,188,137
General Electric Capital Corp., 2.13%, 12/21/12	4,314,000	4,387,588
Goldman Sachs Group, Inc. (The), 3.25%, 6/15/12	1,058,000	1,069,785
John Deere Capital Corp., 2.88%, 6/19/12	8,284,000	8,365,841
JPMorgan Chase & Co., Series 3, 0.82%, 12/26/12, (Next Reset: 3/26/12) (a)	595,000	598,059
Morgan Stanley, 0.72%, 2/10/12 (a)	19,550,000	19,552,534
US Bancorp, 1.80%, 5/15/12	9,528,000	9,570,281

Total Corporate Bonds		141,198,902

Mortgage-Backed Securities (a) (4.5%)
U.S. Government Agencies (4.5%)
Freddie Mac, 0.25%, 8/15/21, (Next Reset: 2/2/12)	2,160,000	2,160,000
Freddie Mac, 0.25%, 1/15/42, (Next Reset: 2/2/12)	40,075,556	40,075,556
Freddie Mac, 0.25%, 10/15/45, (Next Reset: 2/2/12)	24,725,935	24,725,935

Total Mortgage-Backed Securities		66,961,491

U.S. Government Agencies (52.2%)
Fannie Mae (8.9%)
5.00%, 2/16/12	5,000,000	5,009,548
0.15%, 2/21/12 **	4,645,000	4,644,613
1.00%, 4/4/12	9,604,000	9,616,800
1.88%, 4/20/12	10,605,000	10,642,394
4.88%, 5/18/12	7,138,000	7,235,480
0.23%, 7/16/12 **	10,000,000	9,989,394
0.27%, 7/26/12, (Next Reset: 2/26/12) (a)	15,000,000	15,001,851
1.75%, 8/10/12	3,070,000	3,094,277
0.16%, 9/10/12 **	5,000,000	4,995,067
0.32%, 9/13/12, (Next Reset: 2/1/12) (a)	18,685,000	18,699,348
0.32%, 9/17/12, (Next Reset: 2/17/12) (a)	3,500,000	3,502,025
0.63%, 9/24/12	5,130,000	5,144,458
4.75%, 11/19/12	5,230,000	5,419,280
0.29%, 11/23/12, (Next Reset: 2/1/12) (a)	5,000,000	5,004,510

Continued

27

Institutional Government Money Market
Schedule of Investments, continued
January 31, 2012 (Unaudited)

	Principal Amount	Value

U.S. Government Agencies, continued
Fannie Mae, continued
0.29%, 12/3/12, (Next Reset: 2/1/12) (a)	$24,505,000	$24,522,671
		132,521,716

Federal Farm Credit Bank (8.6%)
0.27%, 3/22/12, (Next Reset: 2/1/12) (a)	15,000,000	15,000,000
2.13%, 6/18/12	2,000,000	2,014,461
0.20%, 7/6/12, (Next Reset: 2/1/12) (a)	11,000,000	10,999,522
0.19%, 8/8/12, (Next Reset: 2/1/12) (a)	2,285,000	2,284,387
0.19%, 8/20/12, (Next Reset: 2/1/12) (a)	2,605,000	2,604,269
0.15%, 9/24/12, (Next Reset: 2/7/12) (a)	26,500,000	26,491,075
4.50%, 10/17/12	7,994,000	8,235,597
0.18%, 10/19/12, (Next Reset: 2/7/12) (a)	14,500,000	14,497,400
0.23%, 10/19/12, (Next Reset: 2/1/12) (a)	25,000,000	24,996,387
0.40%, 11/2/12	4,800,000	4,804,679
1.88%, 12/7/12	1,720,000	1,744,757
0.16%, 2/20/13, (Next Reset: 2/7/12) (a)	15,000,000	14,990,595
		128,663,129

Federal Home Loan Bank (15.6%)
0.19%, 2/2/12, (Next Reset: 2/1/12) (a)	8,500,000	8,499,998
0.22%, 3/23/12, (Next Reset: 2/1/12) (a)	6,750,000	6,750,239
2.25%, 4/13/12	8,930,000	8,965,411
5.75%, 5/15/12	23,655,000	24,022,434
1.13%, 5/18/12	7,580,000	7,599,994
1.38%, 6/8/12	5,000,000	5,019,149
4.88%, 6/8/12	1,620,000	1,645,893
0.14%, 6/22/12, (Next Reset: 2/1/12) (a)	6,680,000	6,680,000
0.08%, 7/2/12 **	15,000,000	14,995,250
0.33%, 7/16/12	10,050,000	10,051,496
0.16%, 7/19/12, (Next Reset: 2/1/12) (a)	17,000,000	16,996,009
0.22%, 7/24/12, (Next Reset: 2/1/12) (a)	25,000,000	25,005,401
0.08%, 7/25/12 **	16,000,000	15,993,778
0.88%, 8/22/12	15,355,000	15,416,496
1.75%, 8/22/12	2,345,000	2,364,851
0.28%, 9/7/12	5,000,000	5,000,820
2.00%, 9/14/12	6,265,000	6,334,726
0.35%, 11/2/12	3,000,000	3,001,384
1.76%, 11/5/12	2,200,000	2,226,617
4.50%, 11/15/12	5,650,000	5,839,412
1.63%, 11/21/12	6,975,000	7,054,429
1.75%, 12/14/12	8,000,000	8,108,545
1.50%, 1/16/13	26,235,000	26,567,623
		234,139,955

Continued

28

Institutional Government Money Market
Schedule of Investments, continued
January 31, 2012 (Unaudited)

	Principal Amount	Value

U.S. Government Agencies, continued
Freddie Mac (12.1%)
0.25%, 2/16/12 (a)	$11,455,000	$11,455,049
4.75%, 3/5/12	12,770,000	12,821,774
0.15%, 3/14/12 **	12,400,000	12,397,830
2.13%, 3/23/12	13,699,000	13,734,748
0.27%, 4/3/12, (Next Reset: 2/3/12) (a)	7,705,000	7,705,411
1.75%, 6/15/12	14,657,000	14,740,694
0.15%, 8/6/12 **	15,000,000	14,988,702
0.26%, 8/10/12, (Next Reset: 2/10/12) (a)	1,600,000	1,600,011
0.23%, 10/12/12, (Next Reset: 2/1/12) (a)	21,175,000	21,176,935
0.12%, 11/13/12 **	15,000,000	14,985,700
0.52%, 11/26/12	2,800,000	2,807,943
0.38%, 11/30/12	4,580,000	4,588,443
0.28%, 1/10/13, (Next Reset: 2/1/12) (a)	18,395,000	18,412,498
4.50%, 1/15/13	4,253,000	4,428,172
0.12%, 9/15/38, (Next Reset: 2/2/12) (a)	18,110,000	18,110,000
0.25%, 7/15/43, (Next Reset: 2/2/12) (a)	6,635,000	6,635,000
		180,588,910

Overseas Private Investment Corp. (a) (2.8%)
0.09%, 12/17/12, (Next Reset: 2/1/12)	9,907,833	9,907,833
0.09%, 3/15/24, (Next Reset: 2/1/12)	32,603,831	32,603,831
		42,511,664

Straight-A Funding LLC ** (b) (4.2%)
0.19%, 2/1/12	20,000,000	20,000,000
0.19%, 2/6/12	10,000,000	9,999,736
0.16%, 3/7/12	15,000,000	14,997,666
0.19%, 4/4/12	10,000,000	9,996,675
0.19%, 4/5/12	7,500,000	7,497,467
		62,491,544

Total U.S. Government Agencies		780,916,918

	Shares
Money Markets (c) (0.0%)
AIM STIT Government & Agency Portfolio	124,199	124,199
Goldman Sachs Financial Square Government Fund	287,040	287,040

Total Money Markets		411,239

Continued

29

Institutional Government Money Market
Schedule of Investments, continued
January 31, 2012 (Unaudited)

	Principal Amount	Value

Repurchase Agreements (34.6%)
Bank of America Securities, LLC, 0.17%, dated 1/31/12, due 2/1/12, (Repurchase proceeds, $75,000,354, Collateralized by U.S. Treasury Security, 3.75%, 11/15/18, value $76,500,078)	$75,000,000	$75,000,000
BMO Nesbitt Burns, 0.21%, dated 1/31/12, due 2/1/12, (Repurchase proceeds, $170,000,992, Collateralized by U.S. Treasury Securities, 0.13%–1.75%, 4/15/13–9/30/13, value $173,400,039)	170,000,000	170,000,000
Deutsche Bank, 0.22%, dated 1/31/12, due 2/1/12, (Repurchase proceeds, $70,000,428, Collateralized by Fannie Mae and Freddie Mac, 2.00%–5.13%, 7/15/12–5/04/17, value $71,400,948)	70,000,000	70,000,000
Goldman Sachs, 0.20%, dated 1/31/12, due 2/1/12, (Repurchase proceeds, $100,000,556, Collateralized by U.S. Treasury Security, 2.00%, 7/15/14, value $102,000,028)	100,000,000	100,000,000
Toronto Dominion, 0.18%, dated 1/31/12, due 2/1/12, (Repurchase proceeds, $40,000,200, Collateralized by U.S. Treasury Security, 2.38%, 1/15/27, value $40,800,003)	40,000,000	40,000,000
UBS Investment Bank, 0.22%, dated 1/31/12, due 2/1/12, (Repurchase proceeds, $62,758,384, Collateralized by U.S. Treasury Security, 4.75%, 2/15/41, value $64,013,169)	62,758,000	62,758,000

Total Repurchase Agreements		517,758,000

Total Investments (Cost $1,507,246,550) † – 100.8%		1,507,246,550

Liabilities in excess of other assets – (0.8)%		(11,378,687)

NET ASSETS – 100.0%		$1,495,867,863

Notes to Schedule of Investments

**	Rate represents the effective yield at purchase.

†	Also represents cost for federal income tax purposes.

(a)	Variable rate security. Rate presented represents rate in effect at January 31, 2012.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)	Investment is in Institutional Shares of underlying fund/portfolio.

(d)	FDIC guaranteed through Treasury Liquidity Guarantee Program.

See notes to schedules of investments and notes to financial statements.

30

U.S. Treasury Money Market
Schedule of Investments
January 31, 2012 (Unaudited)

	Principal Amount	Value
Corporate Bonds (c) (8.2%)
U.S. Government Agencies (8.2%)
Bank of America Corp., 3.13%, 6/15/12	$23,554,000	$23,806,241
Citibank NA, 0.57%, 9/21/12, (Next Reset: 3/21/12) (a)	11,200,000	11,205,518
Citigroup Funding, Inc., 2.13%, 7/12/12	15,000,000	15,127,162
General Electric Capital Corp., 0.84%, 6/8/12, (Next Reset: 3/8/12) (a)	5,960,000	5,968,190
General Electric Capital Corp., 2.00%, 9/28/12	22,655,000	22,922,534
John Deere Capital Corp., 2.88%, 6/19/12	7,000,000	7,069,005

Total Corporate Bonds		86,098,650

U.S. Government Agencies (2.9%)
Overseas Private Investment Corp. (2.9%)
0.08%, 12/15/19, (Next Reset: 2/1/12) (a)	30,000,000	30,000,000

Total U.S. Government Agencies		30,000,000

U.S. Treasury Notes (24.5%)
1.38%, 2/15/12	30,000,000	30,013,231
1.38%, 3/15/12	30,000,000	30,044,401
1.00%, 4/30/12	45,000,000	45,090,529
0.75%, 5/31/12	30,000,000	30,061,224
1.88%, 6/15/12	20,000,000	20,129,358
1.75%, 8/15/12	40,000,000	40,348,951
0.38%, 10/31/12	30,000,000	30,049,320
3.38%, 11/30/12	30,000,000	30,804,716

Total U.S. Treasury Notes		256,541,730

	Shares
Money Markets (b) (0.3%)
AIM STIT Treasury Portfolio	602,616	602,616
Goldman Sachs Financial Square Funds Treasury Obligations Fund	1,908,294	1,908,294

Total Money Markets		2,510,910

Principal Amount
Repurchase Agreements (64.0%)
BMO Nesbitt Burns, 0.20%, dated 1/31/12, due 2/1/12, (Repurchase proceeds, $200,001,111, Collateralized by U.S. Treasury Securities, 0.13%–3.88%, 9/30/13–8/15/40, value $204,000,046)	$200,000,000	200,000,000

Continued

31

U.S. Treasury Money Market
Schedule of Investments, continued
January 31, 2012 (Unaudited)

	Principal Amount	Value
Repurchase Agreements, continued
Deutsche Bank, 0.20%, dated 1/31/12, due 2/1/12, (Repurchase proceeds, $150,000,833, Collateralized by U.S. Treasury Security, 1.38%, 11/30/18, value $153,000,003)	$150,000,000	$150,000,000
Toronto Dominion, 0.18%, dated 1/31/12, due 2/1/12, (Repurchase proceeds, $215,001,075, Collateralized by U.S. Treasury Security, 2.13%, 2/15/40, value $219,300,001)	215,000,000	215,000,000
UBS Investment Bank, 0.20%, dated 1/31/12, due 2/1/12, (Repurchase proceeds, $105,092,584, Collateralized by U.S. Treasury Securities, 3.38%–4.00%, 6/30/13–2/15/15, value $107,193,858)	105,092,000	105,092,000

Total Repurchase Agreements		670,092,000

Total Investments (Cost $1,045,243,290) † – 99.9%		1,045,243,290

Other assets in excess of liabilities – 0.1%		1,225,637

NET ASSETS – 100.0%		$1,046,468,927

Notes to Schedule of Investments

†	Also represents cost for federal income tax purposes.

(a)	Variable rate security. Rate presented represents rate in effect at January 31, 2012.

(b)	Investment is in Institutional Shares of underlying fund/portfolio.

(c)	FDIC guaranteed through Treasury Liquidity Guarantee Program.

See notes to schedules of investments and notes to financial statements.

32

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33

Fifth Third Funds
Statements of Assets and Liabilities
January 31, 2012 (Unaudited)

Prime Money Market
Assets:
Investments, at amortized cost and value	$735,344,472
Repurchase agreements, at cost and value	130,861,000
Total Investments	866,205,472
Cash	7,512,820
Interest receivable	1,389,085
Receivable for Fund shares sold	70,150
Receivable from Advisor and affiliates	750,809
Prepaid expenses and other assets	63,821
Total Assets	875,992,157
Liabilities:
Distributions payable	3,890
Payable for investments purchased	12,519,131
Payable for Fund shares redeemed	76,399
Accrued expenses and other payables:
Distribution and administrative servicing fee	888,790
Other	56,191
Total Liabilities	13,544,401
Net Assets:
Paid-in Capital	$863,046,678
Accumulated net investment income (loss)	2,008
Accumulated net realized gain (loss) from investment transactions	(600,930)
Net Assets	$862,447,756
Net Assets:
Institutional Shares	$497,609,825
Class A Shares	364,452,968
Class B Shares	295,077
Class C Shares	89,886
Select Shares	NA
Preferred Shares	NA
Trust Shares	NA
Total	$862,447,756
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value):
Institutional Shares	498,057,923
Class A Shares	364,785,363
Class B Shares	295,348
Class C Shares	89,967
Select Shares	NA
Preferred Shares	NA
Trust Shares	NA
Total	863,228,601
Net Asset Value
Offering and redemption price per share – Institutional Shares, Class A Shares, Class B Shares, Class C Shares, Select Shares, Preferred Shares and Trust Shares (a)	$1.00

(a)	Redemption price per share for Class B Shares and Class C Shares varies by length of time shares are held.

See notes to financial statements.

34

Fifth Third Funds
Statements of Assets and Liabilities
January 31, 2012 (Unaudited)

Institutional Money Market	Institutional Government Money Market	U.S. Treasury Money Market

$1,782,422,013	$989,488,550	$375,151,290
203,392,000	517,758,000	670,092,000
1,985,814,013	1,507,246,550	1,045,243,290

341	995	284
3,574,450	2,002,599	1,390,148
32,097	606,084	14,728
86,504	412,800	408,667
151,584	121,424	107,454
1,989,658,989	1,510,390,452	1,047,164,571

49,387	7,308	6,619
39,013,336	13,943,496	52
550,073	–	212,717

359,856	527,903	441,508
49,843	43,882	34,748
40,022,495	14,522,589	695,644

$1,952,081,423	$1,495,850,247	$1,046,457,315
(29)	(366)	8,755
(2,444,900)	17,982	2,857
$1,949,636,494	$1,495,867,863	$1,046,468,927

$1,470,983,031	$1,016,381,617	$661,123,980
NA	NA	NA
NA	NA	NA
NA	NA	NA
183,463,926	40,265,447	16,312,684
81,868,307	330,307,424	298,137,003
213,321,230	108,913,375	70,895,260
$1,949,636,494	$1,495,867,863	$1,046,468,927

1,472,843,702	1,016,389,142	661,013,418
NA	NA	NA
NA	NA	NA
NA	NA	NA
183,686,786	40,265,742	16,309,922
81,982,851	330,310,083	298,087,143
213,581,421	108,914,128	70,883,404
1,952,094,760	1,495,879,095	1,046,293,887

$1.00	$1.00	$1.00

See notes to financial statements.

35

Fifth Third Funds
Statements of Operations
For the six months ended January 31, 2012 (Unaudited)

Prime Money Market
Investment Income:
Interest income	$1,074,365
Dividend income	5,523
Total Income	1,079,888

Expenses:
Investment advisory fees	1,709,236
Administration fees	746,833
Distribution servicing fees – Class A Shares	450,607
Distribution servicing fees – Class B Shares	1,871
Distribution servicing fees – Class C Shares	324
Administrative servicing fees – Class C Shares	108
Administrative servicing fees – Select Shares	NA
Administrative servicing fees – Preferred Shares	NA
Administrative servicing fees – Trust Shares	NA
Accounting fees	106,317
Registration and filing fees	23,669
Transfer and dividend disbursing agent fees	39,974
Custody fees	15,307
Trustees’ fees and expenses	31,991
Professional fees	22,402
Printing expense	27,193
Other expenses	37,493
Total expenses	3,213,325
Less: Waiver and/or reimbursement from Advisor and/or affiliates	(1,724,298)
Distribution/servicing fees waived	(452,909)
Net Expenses	1,036,118

Net Investment Income	43,770
Net realized gains on investments	9,237
Change in net assets resulting from operations	$53,007

See notes to financial statements.

36

Fifth Third Funds
Statements of Operations
For the six months ended January 31, 2012 (Unaudited)

Institutional Money Market	Institutional Government Money Market	U.S. Treasury Money Market

$2,661,924	$1,188,819	$646,068
9,111	23,452	16,506
2,671,035	1,212,271	662,574

4,115,292	3,064,886	2,450,104
1,798,087	1,339,153	1,070,524
NA	NA	NA
NA	NA	NA
NA	NA	NA
NA	NA	NA
82,586	15,729	8,661
44,753	255,235	188,910
265,160	125,060	99,879
172,256	143,966	126,999
24,087	17,986	17,155
58,875	42,155	32,864
24,810	21,496	19,214
83,818	58,849	46,045
45,564	34,505	28,691
2,281	1,254	1,066
130,024	92,945	86,202
6,847,593	5,213,219	4,176,314
(4,290,426)	(3,682,243)	(3,277,768)
(297,650)	(395,889)	(297,429)
2,259,517	1,135,087	601,117

411,518	77,184	61,457
20,261	18,964	2,857
$431,779	$96,148	$64,314

See notes to financial statements.

37

Fifth Third Funds
Statements of Changes in Net Assets

	Prime Money Market
	Six months ended January 31, 2012 (a)	Year ended July 31, 2011
Change in Net Assets:
Operations:
Net investment income	$43,770	$91,405
Net realized gains on investment transactions	9,237	32,648
Payment by Affiliate *	–	650,000
Change in net assets resulting from operations	53,007	774,053

Distributions to shareholders from net investment income:
Institutional Shares	(26,075)	(124,615)
Class A Shares	(19,081)	(104,602)
Class B Shares	(20)	(259)
Class C Shares	(5)	(55)
Select Shares	NA	NA
Preferred Shares	NA	NA
Trust Shares	NA	NA
Change in net assets from Fund shareholder distributions	(45,181)	(229,531)

Change in net assets from fund share transactions	2,578,679	(55,123,026)
Change in net assets	2,586,505	(54,578,504)

Net Assets:
Beginning of period	859,861,251	914,439,755
End of period	$862,447,756	$859,861,251

Accumulated net investment income/(loss)	$2,008	$3,419

*	See Note 4
(a)	Unaudited

See notes to financial statements.

38

Fifth Third Funds
Statements of Changes in Net Assets

Institutional Money Market		Institutional Government Money Market		U.S. Treasury Money Market
Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011

$411,518	$1,906,825	$77,184	$468,761	$61,457	$213,270
20,261	177,882	18,964	15,774	2,857	6,336
–	–	–	–	–	–
431,779	2,084,707	96,148	484,535	64,314	219,606

(391,005)	(1,875,344)	(54,744)	(447,480)	(43,740)	(216,690)
NA	NA	NA	NA	NA	NA
NA	NA	NA	NA	NA	NA
NA	NA	NA	NA	NA	NA
(10,770)	(39,726)	(2,035)	(8,952)	(1,085)	(758)
(3,104)	(8,339)	(17,659)	(31,773)	(12,627)	(31,978)
(11,132)	(26,234)	(5,180)	(14,117)	(4,006)	(10,635)
(416,011)	(1,949,643)	(79,618)	(502,322)	(61,458)	(260,061)

(72,322,220)	(1,250,871,005)	3,072,505	(589,178,442)	(75,208,122)	(298,150,737)
(72,306,452)	(1,250,735,941)	3,089,035	(589,196,229)	(75,205,266)	(298,191,192)

2,021,942,946	3,272,678,887	1,492,778,828	2,081,975,057	1,121,674,193	1,419,865,385
$1,949,636,494	$2,021,942,946	$1,495,867,863	$1,492,778,828	$1,046,468,927	$1,121,674,193

$(29)	$4,464	$(366)	$2,068	$8,755	$8,756

See notes to financial statements.

39

Fifth Third Funds
Statements of Changes in Net Assets, continued –
Fund Share Transactions

	Prime Money Market
	Six months ended January 31, 2012 (a)	Year ended July 31, 2011
Share Transactions: *
Institutional Shares
Shares issued	377,343,883	949,465,712
Dividends reinvested	5,580	27,388
Shares redeemed	(371,347,551)	(941,626,584)
Total Institutional Shares	6,001,912	7,866,516
Class A Shares
Shares issued	113,879,165	262,242,711
Dividends reinvested	18,986	104,478
Shares redeemed	(117,060,184)	(324,701,504)
Total Class A Shares	(3,162,033)	(62,354,315)
Class B Shares
Shares issued	21,272	92,132
Dividends reinvested	8	81
Shares redeemed	(290,598)	(707,194)
Total Class B Shares	(269,318)	(614,981)
Class C Shares
Shares issued	40,679	331,931
Dividends reinvested	1	39
Shares redeemed	(32,562)	(347,895)
Total Class C Shares	8,118	(15,925)
Select Shares
Shares issued	NA	NA
Dividends reinvested	NA	NA
Shares redeemed	NA	NA
Total Select Shares	NA	NA
Preferred Shares
Shares issued	NA	NA
Dividends reinvested	NA	NA
Shares redeemed	NA	NA
Total Preferred Shares	NA	NA
Trust Shares
Shares issued	NA	NA
Dividends reinvested	NA	NA
Shares redeemed	NA	NA
Total Trust Shares	NA	NA

(a)	Unaudited
*	Share transactions are at a Net Asset Value of $1.00 per share.

See notes to financial statements.

40

Fifth Third Funds
Statements of Changes in Net Assets, continued –
Fund Share Transactions

Institutional Money Market		Institutional Government Money Market		U.S. Treasury Money Market
Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011	Six months ended January 31, 2012 (a)	Year ended July 31, 2011

3,171,255,958	10,005,681,172	1,956,865,212	6,159,709,474	1,357,153,815	2,919,416,252
150,648	826,875	18,359	131,479	10,751	64,865
(3,259,676,331)	(11,274,071,754)	(2,014,827,791)	(6,739,982,764)	(1,487,907,061)	(3,272,270,407)
(88,269,725)	(1,267,563,707)	(57,944,220)	(580,141,811)	(130,742,495)	(352,789,290)

NA	NA	NA	NA	NA	NA
NA	NA	NA	NA	NA	NA
NA	NA	NA	NA	NA	NA
NA	NA	NA	NA	NA	NA

NA	NA	NA	NA	NA	NA
NA	NA	NA	NA	NA	NA
NA	NA	NA	NA	NA	NA
NA	NA	NA	NA	NA	NA

NA	NA	NA	NA	NA	NA
NA	NA	NA	NA	NA	NA
NA	NA	NA	NA	NA	NA
NA	NA	NA	NA	NA	NA

911,529,587	1,280,392,595	43,819,567	687,222,679	189,487,403	4,808,446
5,025	19,593	1,020	6,161	104	284
(923,480,591)	(1,189,303,590)	(44,660,402)	(703,923,874)	(176,003,026)	(11,181,356)
(11,945,979)	91,108,598	(839,815)	(16,695,034)	13,484,481	(6,372,626)

201,144,767	506,659,185	555,648,938	1,379,684,972	368,792,895	761,590,089
2,586	6,693	13,595	19,660	6,054	12,847
(170,276,616)	(579,350,180)	(509,421,339)	(1,333,259,704)	(329,466,605)	(690,941,994)
30,870,737	(72,684,302)	46,241,194	46,444,928	39,332,344	70,660,942

197,461,702	248,820,015	124,761,780	220,455,087	158,755,643	389,498,992
1,267	2,922	956	2,083	–	–
(200,440,223)	(250,554,531)	(109,147,390)	(259,243,695)	(156,038,095)	(399,148,755)
(2,977,254)	(1,731,594)	15,615,346	(38,786,525)	2,717,548	(9,649,763)

See notes to financial statements.

41

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/ (Losses) from Investments	Less Distributions to Shareholders
Prime Money Market Institutional Shares
Six months ended 1/31/12 ~	$1.00	–	^∆	–^	– ^
Year ended 7/31/11	$1.00	–	^∆	–^	– ^
Year ended 7/31/10	$1.00	–	^∆	–^	– ^
Year ended 7/31/09	$1.00	0.01	∆	–^	(0.01)
Year ended 7/31/08	$1.00	0.04	∆	–^	(0.04)
Year ended 7/31/07	$1.00	0.05	∆@	–^	(0.05)
Prime Money Market Class A Shares
Six months ended 1/31/12 ~	$1.00	–	^∆	–^	– ^
Year ended 7/31/11	$1.00	–	^∆	–^	– ^
Year ended 7/31/10	$1.00	–	^∆	–^	– ^
Year ended 7/31/09	$1.00	0.01	∆	–^	(0.01)
Year ended 7/31/08	$1.00	0.03	∆	–^	(0.03)
Year ended 7/31/07	$1.00	0.05	∆@	–^	(0.05)
Prime Money Market Class B Shares
Six months ended 1/31/12 ~	$1.00	–	^∆	–^	– ^
Year ended 7/31/11	$1.00	–	^∆	–^	– ^
Year ended 7/31/10	$1.00	–	^∆	–^	– ^
Year ended 7/31/09	$1.00	0.01	∆	–^	(0.01)
Year ended 7/31/08	$1.00	0.03	∆	–^	(0.03)
Year ended 7/31/07	$1.00	0.04	∆@	–^	(0.04)
Prime Money Market Class C Shares
Six months ended 1/31/12 ~	$1.00	–	^∆	–^	– ^
Year ended 7/31/11	$1.00	–	^∆	–^	– ^
Year ended 7/31/10	$1.00	–	^∆	–^	– ^
Year ended 7/31/09	$1.00	0.01	∆	–^	(0.01)
Year ended 7/31/08	$1.00	0.03	∆	–^	(0.03)
Year ended 7/31/07	$1.00	0.04	∆@	–^	(0.04)

See notes to financial highlights and notes to financial statements.

42

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Ratios of Expenses to Average Net Assets (a)		Ratios of Expenses to Average Net Assets (b)		Ratios of Net Investment Income to Average Net Assets

$1.00	0.01%*	$497,610	0.65	%**	0.24	%**†	0.01%**
$1.00	0.03%#	$491,605	0.64%		0.28	%†	0.01%
$1.00	0.02%	$483,486	0.64	%Ω	0.38	%Ω†	0.02%
$1.00	1.23%	$723,024	0.66	%Ω	0.58	%Ω	1.29%
$1.00	3.65%	$892,765	0.66%		0.54%		3.44%
$1.00	4.94%	$605,987	0.66%		0.54%		4.82%

$1.00	0.01%*	$364,453	0.90	%**	0.24	%**†	0.01%**
$1.00	0.03%#	$367,610	0.89%		0.28	%†	0.01%
$1.00	0.02%	$429,678	0.89	%Ω	0.38	%Ω†	0.02%
$1.00	0.99%	$537,555	0.91	%Ω	0.81	%Ω†	1.06%
$1.00	3.40%	$721,478	0.91%		0.79%		3.22%
$1.00	4.67%	$625,362	0.91%		0.79%		4.57%

$1.00	0.01%*	$295	1.65	%**	0.24	%**†	0.01%**
$1.00	0.03%#	$564	1.64%		0.29	%†	0.01%
$1.00	0.02%	$1,178	1.64	%Ω	0.40	%Ω†	0.01%
$1.00	0.52%	$2,600	1.67	%Ω	1.29	%Ω†	0.52%
$1.00	2.62%	$2,390	1.66%		1.54%		2.40%
$1.00	3.90%	$1,468	1.66%		1.54%		3.83%

$1.00	0.01%*	$90	1.65	%**	0.24	%**†	0.01%**
$1.00	0.03%#	$82	1.64%		0.29	%†	0.01%
$1.00	0.02%	$98	1.66	%Ω	0.47	%Ω†	0.01%
$1.00	0.52%	$855	1.66	%Ω	1.31	%Ω†	0.58%
$1.00	2.63%	$1,103	1.66%		1.54%		2.53%
$1.00	3.90%	$1,066	1.66%		1.54%		3.82%

See notes to financial highlights and notes to financial statements.

43

Fifth Third Funds
Financial Highlights, continued
(For a share of beneficial interest outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/ (Losses) from Investments	Less Distributions to Shareholders
Institutional Money Market Institutional Shares
Six months ended 1/31/12 ~	$1.00	–	^Δ	–^	– ^
Year ended 7/31/11	$1.00	–	^Δ	–^	– ^
Year ended 7/31/10	$1.00	–	^Δ	–^	– ^
Year ended 7/31/09	$1.00	0.01	Δ	–^	(0.01)
Year ended 7/31/08	$1.00	0.04	Δ	–^	(0.04)
Year ended 7/31/07	$1.00	0.05	Δ	–^	(0.05)
Institutional Money Market Select Shares
Six months ended 1/31/12 ~	$1.00	–	^Δ	–^	– ^
Year ended 7/31/11	$1.00	–	^Δ	–^	– ^
Year ended 7/31/10	$1.00	–	^Δ	–^	– ^
Year ended 7/31/09	$1.00	0.01	Δ	–^	(0.01)
Year ended 7/31/08	$1.00	0.04	Δ	–^	(0.04)
Year ended 7/31/07	$1.00	0.05	Δ	–^	(0.05)
Institutional Money Market Preferred Shares
Six months ended 1/31/12 ~	$1.00	–	^Δ	–^	– ^
Year ended 7/31/11	$1.00	–	^Δ	–^	– ^
Year ended 7/31/10	$1.00	–	^Δ	–^	– ^
Year ended 7/31/09	$1.00	0.01	Δ	–^	(0.01)
Year ended 7/31/08	$1.00	0.04	Δ	–^	(0.04)
Year ended 7/31/07	$1.00	0.05	Δ	–^	(0.05)
Institutional Money Market Trust Shares
Six months ended 1/31/12 ~	$1.00	–	^Δ	–^	– ^
Year ended 7/31/11	$1.00	–	^Δ	–^	– ^
Year ended 7/31/10	$1.00	–	^Δ	–^	– ^
Year ended 7/31/09	$1.00	0.01	Δ	–^	(0.01)
Year ended 7/31/08	$1.00	0.04	Δ	–^	(0.04)
Year ended 7/31/07	$1.00	0.05	Δ	–^	(0.05)

See notes to financial highlights and notes to financial statements.

44

Fifth Third Funds
Financial Highlights, continued
(For a share of beneficial interest outstanding throughout each period)

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Ratios of Expenses to Average Net Assets (a)		Ratios of Expenses to Average Net Assets (b)		Ratios of Net Investment Income to Average Net Assets

$1.00	0.03%*	$1,470,983	0.63	%**	0.21	%**†	0.05%**
$1.00	0.09%	$1,559,205	0.62%		0.21	%†	0.09%
$1.00	0.14%	$2,826,419	0.62	%Ω	0.21	%Ω	0.14%
$1.00	1.53%	$2,507,708	0.64	%Ω	0.24	%Ω	1.45%
$1.00	3.96%	$2,380,397	0.64%		0.21%		3.82%
$1.00	5.27%	$1,687,392	0.64%		0.21%		5.14%

$1.00	0.01%*	$183,464	0.71	%**	0.25	%**†	0.01%**
$1.00	0.02%	$195,394	0.70%		0.27	%†	0.02%
$1.00	0.06%	$104,438	0.70	%Ω	0.29	%Ω†	0.06%
$1.00	1.45%	$117,441	0.72	%Ω	0.32	%Ω	1.48%
$1.00	3.87%	$110,410	0.73%		0.29%		3.47%
$1.00	5.19%	$59,901	0.72%		0.28%		5.07%

$1.00	0.01%*	$81,868	0.78	%**	0.25	%**†	0.01%**
$1.00	0.01%	$51,050	0.77%		0.29	%†	0.01%
$1.00	0.02%	$123,711	0.77	%Ω	0.33	%Ω†	0.03%
$1.00	1.38%	$165,806	0.79	%Ω	0.39	%Ω	1.32%
$1.00	3.80%	$121,489	0.79%		0.36%		3.66%
$1.00	5.12%	$87,627	0.79%		0.35%		5.00%

$1.00	0.01%*	$213,321	0.88	%**	0.25	%**†	0.01%**
$1.00	0.01%	$216,294	0.87%		0.28	%†	0.01%
$1.00	0.01%	$218,111	0.87	%Ω	0.34	%Ω†	0.01%
$1.00	1.28%	$317,382	0.89	%Ω	0.49	%Ω	1.26%
$1.00	3.70%	$311,528	0.89%		0.46%		3.60%
$1.00	5.01%	$230,909	0.89%		0.45%		4.90%

 See notes to financial highlights and notes to financial statements.

45

Fifth Third Funds
Financial Highlights, continued
(For a share of beneficial interest outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/ (Losses) from Investments	Less Distributions to Shareholders
Institutional Government Money Market
Institutional Shares
Six months ended 1/31/12 ~	$1.00	–	^∆	–^	– ^
Year ended 7/31/11	$1.00	–	^∆	–^	– ^
Year ended 7/31/10	$1.00	–	^∆	–^	– ^
Year ended 7/31/09	$1.00	0.01	∆	–^	(0.01)
Year ended 7/31/08	$1.00	0.04	∆	–^	(0.04)
Year ended 7/31/07	$1.00	0.05	∆	–^	(0.05)
Institutional Government Money Market
Select Shares
Six months ended 1/31/12 ~	$1.00	–	^∆	–^	– ^
Year ended 7/31/11	$1.00	–	^∆	–^	– ^
Year ended 7/31/10	$1.00	–	^∆	–^	– ^
Year ended 7/31/09	$1.00	0.01	∆	–^	(0.01)
Year ended 7/31/08	$1.00	0.04	∆	–^	(0.04)
Year ended 7/31/07	$1.00	0.05	∆	–^	(0.05)
Institutional Government Money Market
Preferred Shares
Six months ended 1/31/12 ~	$1.00	–	^∆	–^	– ^
Year ended 7/31/11	$1.00	–	^∆	–^	– ^
Year ended 7/31/10	$1.00	–	^∆	–^	– ^
Year ended 7/31/09	$1.00	0.01	∆	–^	(0.01)
Year ended 7/31/08	$1.00	0.03	∆	–^	(0.03)
Year ended 7/31/07	$1.00	0.05	∆	–^	(0.05)
Institutional Government Money Market
Trust Shares
Six months ended 1/31/12 ~	$1.00	–	^∆	–^	– ^
Year ended 7/31/11	$1.00	–	^∆	–^	– ^
Year ended 7/31/10	$1.00	–	^∆	–^	– ^
Year ended 7/31/09	$1.00	0.01	∆	–^	(0.01)
Year ended 7/31/08	$1.00	0.03	∆	–^	(0.03)
Year ended 7/31/07	$1.00	0.05	∆	–^	(0.05)

See notes to financial highlights and notes to financial statements.

46

Fifth Third Funds
Financial Highlights, continued
(For a share of beneficial interest outstanding throughout each period)

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Ratios of Expenses to Average Net Assets (a)		Ratios of Expenses to Average Net Assets (b)		Ratios of Net Investment Income to Average Net Assets

$1.00	0.01%*	$1,016,382	0.63	%**	0.15	%**†	0.01%**
$1.00	0.03%	$1,074,313	0.62%		0.19	%†	0.03%
$1.00	0.07%	$1,654,462	0.62	%Ω	0.21	%Ω†	0.08%
$1.00	1.06%	$2,058,233	0.63	%Ω	0.23	%Ω	0.86%
$1.00	3.66%	$780,910	0.64%		0.21%		3.33%
$1.00	5.21%	$487,057	0.66%		0.21%		5.08%

$1.00	0.01%*	$40,266	0.71	%**	0.15	%**†	0.01%**
$1.00	0.01%	$41,105	0.70%		0.21	%†	0.01%
$1.00	0.02%	$57,800	0.70	%Ω	0.26	%Ω†	0.03%
$1.00	0.98%	$113,374	0.71	%Ω	0.31	%Ω	0.84%
$1.00	3.58%	$43,793	0.72%		0.29%		2.99%
$1.00	5.13%	$13,983	0.74%		0.29%		5.00%

$1.00	0.01%*	$330,307	0.78	%**	0.15	%**†	0.01%**
$1.00	0.01%	$284,064	0.77%		0.21	%†	0.01%
$1.00	0.01%	$237,627	0.77	%Ω	0.28	%Ω†	0.02%
$1.00	0.90%	$376,800	0.78	%Ω	0.38	%Ω†	0.80%
$1.00	3.51%	$245,995	0.79%		0.36%		3.33%
$1.00	5.05%	$225,141	0.81%		0.36%		4.93%

$1.00	0.01%*	$108,913	0.88	%**	0.15	%**†	0.01%**
$1.00	0.01%	$93,297	0.87%		0.22	%†	0.01%
$1.00	0.01%	$132,086	0.87	%Ω	0.27	%Ω†	0.01%
$1.00	0.81%	$158,318	0.88	%Ω	0.47	%Ω†	0.83%
$1.00	3.41%	$219,872	0.89%		0.46%		3.17%
$1.00	4.95%	$128,682	0.91%		0.46%		4.83%

See notes to financial highlights and notes to financial statements.

47

Fifth Third Funds
Financial Highlights, continued
(For a share of beneficial interest outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/ (Losses) from Investments	Less Distributions to Shareholders
U.S. Treasury Money Market Institutional Shares
Six months ended 1/31/12 ~	$1.00	–	^∆	–^	–	^
Year ended 7/31/11	$1.00	–	^∆	–^	–	^
Year ended 7/31/10	$1.00	–	^∆	–^	–	^
Year ended 7/31/09	$1.00	0.01	∆	–^	(0.01)
Year ended 7/31/08	$1.00	0.03	∆	–^	(0.03)
Year ended 7/31/07	$1.00	0.05	∆@	–^	(0.05)
U.S. Treasury Money Market Select Shares
Six months ended 1/31/12 ~	$1.00	–	^∆	–^	–	^
Year ended 7/31/11	$1.00	–	^∆	–^	–	^
Year ended 7/31/10	$1.00	–	^∆	–^	–	^
Year ended 7/31/09	$1.00	–	^∆	–^	–	^
Year ended 7/31/08	$1.00	0.03	∆	–^	(0.03)
Year ended 7/31/07	$1.00	0.05	∆@	–^	(0.05)
U.S. Treasury Money Market Preferred Shares
Six months ended 1/31/12 ~	$1.00	–	^∆	–^	–	^
Year ended 7/31/11	$1.00	–	^∆	–^	–	^
Year ended 7/31/10	$1.00	–	^∆	–^	–	^
Year ended 7/31/09	$1.00	–	^∆	–^	–	^
Year ended 7/31/08	$1.00	0.03	∆	–^	(0.03)
Year ended 7/31/07	$1.00	0.05	∆@	–^	(0.05)
U.S. Treasury Money Market Trust Shares
Six months ended 1/31/12 ~	$1.00	–	^∆	–^	–	^
Year ended 7/31/11	$1.00	–	^∆	–^	–	^
Year ended 7/31/10	$1.00	–	^∆	–^	–	^
Year ended 7/31/09	$1.00	–	^∆	–^	–	^
Year ended 7/31/08	$1.00	0.03	∆	–^	(0.03)
Year ended 7/31/07	$1.00	0.05	∆@	–^	(0.05)

See notes to financial highlights and notes to financial statements.

48

Fifth Third Funds
Financial Highlights, continued
(For a share of beneficial interest outstanding throughout each period)

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Ratios of Expenses to Average Net Assets (a)		Ratios of Expenses to Average Net Assets (b)		Ratios of Net Investment Income to Average Net Assets

$1.00	0.01%*	$661,124	0.63	%**	0.10	%**†	0.01%**
$1.00	0.02%	$791,877	0.62%		0.17	%†	0.02%
$1.00	0.02%	$1,144,686	0.63	%Ω	0.20	%Ω†	0.02%
$1.00	0.53%	$1,305,329	0.65	%Ω	0.25	%Ω	0.50%
$1.00	3.21%	$1,217,028	0.63%		0.21%		2.78%
$1.00	5.15%	$420,260	0.65%		0.21%		5.02%

$1.00	0.01%*	$16,313	0.71	%**	0.10	%**†	0.01%**
$1.00	0.01%	$2,826	0.70%		0.19	%†	0.01%
$1.00	0.01%	$9,203	0.71	%Ω	0.21	%Ω†	0.02%
$1.00	0.46%	$24,743	0.73	%Ω	0.33	%Ω†	0.34%
$1.00	3.10%	$20,532	0.72%		0.29%		3.74%
$1.00	5.06%	$63,885	0.73%		0.29%		4.93%

$1.00	0.01%*	$298,137	0.78	%**	0.10	%**†	0.01%**
$1.00	0.01%	$258,795	0.77%		0.17	%†	0.01%
$1.00	0.01%	$188,149	0.78	%Ω	0.20	%Ω†	0.02%
$1.00	0.39%	$295,058	0.80	%Ω	0.39	%Ω†	0.42%
$1.00	3.06%	$480,906	0.79%		0.36%		3.01%
$1.00	4.99%	$472,893	0.80%		0.36%		4.87%

$1.00	0.01%*	$70,895	0.88	%**	0.10	%**†	0.01%**
$1.00	0.01%	$68,176	0.87%		0.18	%†	0.01%
$1.00	0.01%	$77,827	0.88	%Ω	0.20	%Ω†	0.02%
$1.00	0.33%	$96,197	0.90	%Ω	0.46	%Ω†	0.35%
$1.00	2.95%	$144,089	0.88%		0.46%		2.61%
$1.00	4.88%	$74,548	0.90%		0.46%		4.77%

See notes to financial highlights and notes to financial statements.

49

Fifth Third Funds
Notes to Financial Highlights

(a)	Before waivers and reimbursements.
(b)	Net of waivers and reimbursements.
~	Unaudited
^	Amount is less than $0.005.
*	Not annualized.
**	Annualized.
∆	Average shares method used in calculation.
@	During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation on Citi (formerly BISYS Fund Services), a former service provider to the Funds. See Note 4 in Notes to Financial Statements for further information. Net Investment Income per share in these Financial Highlights includes the impact of this payment however the amount per share is less than $.005. The Funds distributed the income related to this payment after July 31, 2007. This payment into the Funds had no impact on total return for the year ended July 31, 2007.
Ω	Includes expense for the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds. This expense is being borne by the Funds without regard to any expense limitation currently in effect.

	Year ended 7/31/2010	Year ended 7/31/2009
Prime Money Market	0.01%	0.04%
Institutional Money Market	– ^	0.03%
Institutional Government Money Market	– ^	0.02%
U.S. Treasury Money Market	0.01%	0.04%

^ Amount is less than 0.005%.

†	The Advisor waived additional expenses to maintain a competitive yield as follows:

	Period ended 1/31/12	Year ended 7/31/2011	Year ended 7/31/2010	Year ended 7/31/2009
Prime Money Market
Institutional Shares	0.30%	0.26%	0.17%	–
Class A Shares	0.55%	0.51%	0.42%	0.02%
Class B Shares	1.30%	1.25%	1.15%	0.29%
Class C Shares	1.30%	1.25%	1.10%	0.27%
Institutional Money Market
Institutional Shares	– ^	– ^	– ^	–
Select Shares	0.04%	0.02%	– ^	–
Preferred Shares	0.11%	0.07%	0.03%	–
Trust Shares	0.21%	0.18%	0.12%	– ^
Institutional Government
Money Market
Institutional Shares	0.06%	0.02%	– ^	–
Select Shares	0.14%	0.08%	0.03%	–
Preferred Shares	0.21%	0.15%	0.08%	0.01%
Trust Shares	0.31%	0.24%	0.19%	0.01%
U.S. Treasury Money Market
Institutional Shares	0.11%	0.04%	0.02%	–
Select Shares	0.19%	0.10%	0.09%	– ^
Preferred Shares	0.26%	0.19%	0.17%	0.01%
Trust Shares	0.36%	0.28%	0.27%	0.04%

^ Amount is less than 0.005%.

#	During the year ended July 31, 2011, the Advisor made a Voluntary Capital Contribution to Prime Money Market. See Note 4 in Notes to Financial Statements for further information. The per share impact of this payment is less than $0.005. This payment into the Fund had no impact on total return for the year ended July 31, 2011.

See notes to financial statements.

50

Fifth Third Funds
Notes to Financial Statements
January 31, 2012 (Unaudited)

(1) Organization

Fifth Third Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company established as a Massachusetts business trust. The Trust consists of twenty-four separate investment portfolios.

The accompanying financial statements and notes relate only to the following series of the Trust, each of which is diversified (individually a “Fund” and collectively the “Funds”).

Fund Name

Fifth Third Prime Money Market Fund (“Prime Money Market”)
Fifth Third Institutional Money Market Fund (“Institutional Money Market”)
Fifth Third Institutional Government Money Market Fund (“Institutional Government Money Market”)
Fifth Third U.S. Treasury Money Market Fund (“U.S. Treasury Money Market”)

Institutional Money Market, Institutional Government Money Market and U.S. Treasury Money Market have four classes of shares: Institutional, Select, Preferred and Trust shares. Prime Money Market has four classes of shares: Institutional, Class A, Class B and Class C shares. Prime Money Market’s Class B shares are closed for purchases as of this report date. Each class of shares for each Fund has identical rights and privileges except with respect to administrative services fees paid by Class C, Select, Preferred and Trust shares, distribution services fees paid by Class A, Class B, and Class C shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and

51

Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2012 (Unaudited)

decreases in net assets from operations during the period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 10.

Securities Transactions and Related Income – Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, amortization of premium or accretion of discount. Dividend or capital gain distributions from investment company securities are recorded on ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Other – Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based on their relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as administrative services and/or distribution servicing fees.

Distributions to Shareholders – Dividends from net investment income are declared daily and paid monthly and distributable net realized gains, if any, are declared and distributed at least annually. Dividends from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for expiring capital loss carryforwards and deferrals of certain losses. To the extent distributions would exceed net investment income and net realized gains for tax purposes, they are reported as a return of capital. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassifications.

New Accounting Pronouncements – In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control of Repurchase Agreements”.

52

Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2012 (Unaudited)

ASU 2011-03 is an amendment to Topic 860 “Transfers and Servicing”. These amendments simplify the accounting for repurchase agreements by eliminating the requirement that the transferor demonstrate it has adequate collateral to fund substantially all the cost of purchasing replacement assets. As a result, more arrangements could be accounted for as secured borrowings rather than sales. The guidance applies to public and nonpublic companies and is effective for interim and annual reporting periods beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. At this time, management is evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(3) Securities and Other Investments

Repurchase Agreements – The Funds may enter into repurchase agreements only with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Fifth Third Asset Management, Inc. (“FTAM” or the “Advisor”) to be creditworthy. It is the policy of the Funds to require the custodian or sub-custodian bank to take possession or have legally segregated in the Federal Reserve Book Entry System, all securities segregated as collateral under repurchase agreement transactions.

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Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2012 (Unaudited)

Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the relevant repurchase agreement transaction. Risks may arise from the potential inability or unwillingness of counterparties to honor the terms of a repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

(4) Related Party Transactions

Investment Advisory Fee – FTAM is the Funds’ investment advisor. FTAM, a wholly owned subsidiary of Fifth Third Bank, is an indirect subsidiary of Fifth Third Bancorp, a publicly traded financial services company. The advisory agreement between the Funds and the Advisor provides for an annual fee equal to 0.40% of each Fund’s average daily net assets. The Advisor may voluntarily choose to waive any portion of its fee. The Advisor can modify or terminate the voluntary waiver at any time at its sole discretion.

For the six months ended January 31, 2012, the Advisor voluntarily waived the following fees:

Fund	Advisor Fee Waiver
Prime Money Market Fund	$736,155
Institutional Money Market Fund	$3,086,468
Institutional Government Money Market Fund	$2,298,664
U.S. Treasury Money Market Fund	$1,980,740

Administration Fee – FTAM is the Trust’s administrator the (“Administrator”) and generally assists in all aspects of the Trust’s administration and operations including providing the Funds with certain administrative personnel and services necessary to operate the Funds. The Administrator receives administration fees at the annual rates shown below which are computed daily on average daily net assets of the Trust; the fees are prorated among the Funds based upon their relative average daily net assets.

Administration Fee	Trust Average Daily Net Assets
0.20%	Up to $1 billion
0.18%	In excess of $1 billion up to $2 billion
0.17%	In excess of $2 billion
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Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2012 (Unaudited)

An annual fee of $10,000 per class, per Fund applies beyond the first four classes per Fund. Each Fund that commences operations after September 18, 2002 is subject to an annual $20,000 minimum fee. The Administrator may voluntarily choose to waive any portion of its fee. The Administrator can modify or terminate the voluntary waiver at any time at its sole discretion.

For the six months ended January 31, 2012, FTAM waived the following administration fees:

Fund	Administration Fee Waiver
Prime Money Market Fund	$746,833
Institutional Money Market Fund	$1,203,958
Institutional Government Money Market Fund	$1,339,153
U.S. Treasury Money Market Fund	$1,070,524

Expense Limitations – In its capacity as Advisor and Administrator, FTAM has entered into a contractual expense limitation agreement with the Funds. Under the terms of the expense limitation agreement, to the extent that ordinary operating expenses incurred by a Fund in any fiscal year exceed the specified expense limit for the Fund, the excess amount will be borne by FTAM. If the operating expenses are less than the specified expense limit for the Fund, FTAM shall be entitled to reimbursement of the fees waived or reduced to the extent that the operating expenses and the amount reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently the period for the 12 months commencing November 26, 2011). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this plan in the fiscal year, does not cause the Fund to exceed the contractual expense limitation. Due to the possibility of changes in market conditions and other factors FTAM may voluntarily waive additional expenses beyond its contractual obligation. There can be no assurance that the level of waivers, reimbursements and reduction of Fund expenses reflected in the financial highlights will be maintained in the future. All waivers not recovered at the end of the period expire on November 26, 2012. The Funds’ contractual class expense limitations and reimbursement recoverable as of this report date are as follows:

55

Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2012 (Unaudited)

	Class Expense Limitation *							Reimbursement Recoverable **
Fund	Institutional	A	B	C	Select	Preferred	Trust
Prime Money Market	0.54%	0.79%	1.54%	1.54%	NA	NA	NA	$160,685
Institutional Money Market	0.21%	NA	NA	NA	0.29%	0.36%	0.46%	$1,495,094
Institutional Government Money Market	0.21%	NA	NA	NA	0.29%	0.36%	0.46%	$1,100,770
U.S. Treasury Money Market	0.21%	NA	NA	NA	0.29%	0.36%	0.46%	$886,021

*	The annual limitations shown include 12b-1 or administrative services fees and are contractual.

**	The cumulative amounts waived and/or reimbursed which may be potentially recoverable by FTAM under the expense limitation agreements for the period from November 26, 2011 through January 31, 2012.

The dollar amounts of the other contractual expense reimbursements, excluding accounting and administration waivers discussed separately in this Note, were $241,310 for Prime Money Market, $44,426 for Institutional Government Money Market and $226,504 for U.S. Treasury Money Market for the six months ended January 31, 2012.

Accounting Fees – FTAM is the Funds’ accounting agent. FTAM receives accounting fees at the annual rates shown below which are computed daily and paid monthly based on average daily net assets of each Fund, subject to a $30,000 per Fund annual minimum, plus out-of-pocket expenses.

Accounting Fee	Fund Average Daily Net Assets
0.020%	Up to $500 million
0.015%	In excess of $500 million up to $1 billion
0.010%	In excess of $1 billion

In addition, a $10,000 annual flat per class, per Fund fee applies beyond the initial class of shares.

Distribution and/or Servicing Fees, Waivers – The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. FTAM Funds Distributor, Inc. is the Trust’s distributor/principal underwriter (the “Distributor”). Under the terms of the Plan, the Funds will compensate the Distributor from the net assets of the Funds’ Class A, Class B and Class C shares to finance activities intended to result in the sale of each Fund’s shares. The Plan provides that the Funds will incur fees accrued daily and

56

Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2012 (Unaudited)

paid monthly to the Distributor at annual rates up to or equal to that shown below based on average daily net assets of the respective classes in the Plan.

Class	Distribution/Servicing Fee
Class A	0.25%
Class B	1.00%
Class C	0.75%

The Distributor may voluntarily choose to waive and/or reimburse a portion of its fee. The Distributor can modify or terminate the voluntary waiver/ reimbursement at any time at its sole discretion. The Distributor voluntarily waived fees of $452,585 in Prime Money Market during the period.

In addition, the Distributor earned contingent deferred sales commissions (CDSC) on certain redemptions of Class A, B and C shares (all of which is paid to the finance agent who financed advance commissions, as applicable, on sales of these shares). FTAM is the Class A and C advance commission finance agent. For the six months ended January 31, 2011, FTAM earned $6,254 in CDSC fees for the Trust. Affiliates of FTAM earned reallowed 12b-1 distribution/servicing fees as well as administrative servicing fees (see below) of $489,996 from the Trust for the period ended as of the report date.

Administrative Servicing Fee – The Trust has a Shareholder Servicing Plan with the Distributor with respect to Class C, Select, Preferred and Trust shares. Under the Agreement, certain administrative services, including those relating to the maintenance of shareholder accounts, were provided to these shareholders during the year. The Distributor, as well as other financial institutions (which may include affiliates of the Advisor) receives fees computed at annual rates up to those shown below, based on average daily net assets of the respective classes.

Class	Administrative Servicing Fee
Class C	0.25%
Select	0.08%
Preferred	0.15%
Trust	0.25%

The Distributor may voluntarily choose to waive and/or reimburse a portion of its fee. The Distributor can modify or terminate this voluntary wavier/reimbursement at any time at its sole discretion.

57

Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2012 (Unaudited)

For the six months ended January 31, 2012, the Distributor waived the following administrative servicing fees:

Fund	Administrative Servicing Fee Waiver
Prime Money Market Fund	$324
Institutional Money Market Fund	$297,650
Institutional Government Money Market Fund	$395,889
U.S. Treasury Money Market Fund	$297,429

Transfer and Dividend Disbursing Agent – Pursuant to a Services Agreement with the Trust dated May 14, 2007, FTAM provides certain services on behalf of the Trust. Under this agreement, FTAM’s fees are paid monthly and are accrued daily based upon each Fund of the Trust’s relative average daily net assets, at the aggregate annual amount of $370,000. FTAM earned $186,521 from the Trust in service fees for the period ended as of this report date.

Other – Certain officers of the Trust are also officers of FTAM and/or its affiliates. Certain non-principal officers of the Trust are also employees of the Trust’s custodian bank, State Street Bank and Trust Company (“State Street”). None of these officers are paid any fees by the Trust.

The Trust reimbursed FTAM for fees paid to a third party in connection with the negotiation of a new custody agreement. For the six months ended January 31, 2012, the fees were $13,246. The fees were allocated to each Fund based on actual expenses incurred by the Fund.

Payments by Affiliates – Citi (formerly BISYS Fund Services, Inc. (“Citi”)), which formerly provided various services to the Trust, reached a settlement and entered into an order (the “Order”) with the Securities and Exchange Commission (“SEC”) regarding the SEC’s investigation of Citi’s past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Neither the Trust nor FTAM was a party to the Order, nor is the Trust or FTAM bound by the Order or its findings. It is unclear the extent to which the Trust, FTAM and certain of its former service providers are or may be affected by the SEC’s investigation of BISYS or by the Order. In response to the SEC’s inquiries related to this matter, including those of the Trust’s former service arrangements with Citi, FTAM made a one time contribution of money to certain Funds of the Trust during the year ended July 31, 2007. The affected Funds and the amounts paid to such Funds were determined based on various factors such as certain Fund expenses during 1999 through 2001 as well as the applicable Funds’ net assets during this

58

Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2012 (Unaudited)

time period. The amount credited to each class of the applicable Funds was determined according to the relative net assets of such classes on the date the amounts were recognized. The amounts were allocated among the components of net assets for the fiscal year ended July 31, 2007 for each applicable Fund based upon its character for federal income tax purposes. The total returns for the year ended July 31, 2007 for each class of the applicable Funds would not have changed had the payments not been made; see the Notes to Financial Highlights.

In July 2010, certain funds received a one time payment from the BISYS Fair Fund (a fund established pursuant to a settlement between the SEC and BISYS Fund Services, Inc. that requires, among other things, a distribution of settlement monies from the fair fund to benefit affected mutual funds). The impact of these payments is not reflected in the net expense ratios in the Financial Highlights. The impact to the net expense ratios and total return was not significant.

On October 25, 2010, the Prime Money Fund received $650,000 as a non-recourse voluntary capital contribution from the Advisor’s affiliate to absorb a portion of the losses realized on the sale of certain portfolio investments. The Advisor’s affiliate did not receive any consideration in return for the capital contribution and no repayment or future consideration is expected. The amount is reflected in the Statement of Operations as a Payment by Affiliate.

(5) Line of Credit

As of February 1, 2008, the Funds have an uncommitted, unsecured line of credit facility with State Street. Under the terms of the agreement, which is renewable annually, the Funds may borrow up to $100 million in the aggregate. The purpose of the facility generally is to borrow funds if necessary to meet temporary or emergency cash needs, including to fund redemption requests that might otherwise require the untimely disposition of securities. Borrowings may not exceed 33-1/3% of a Fund’s net assets and must be repaid within 60 days. Drawn loans will be priced at a bid rate, though, in any event, not less than a fixed rate plus a spread determined by State Street. There were no borrowings against the line of credit during the six months ended January 31, 2012.

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Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2012 (Unaudited)

(6) Federal Tax Information

It is the intention of each Fund to continue to qualify as a regulated investment company by complying with Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Accordingly, no provision for federal income or excise taxes has been made.

At July 31, 2011, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Funds file U.S. tax returns and returns in various foreign jurisdictions in which they invest. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2008–2010, no examinations are in progress or anticipated as of this report date. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010.

The tax character of distributions paid during the fiscal years ended July 31, 2011 and 2010 was as follows:

	Ordinary Income Distributions
Fund	July 31, 2011	July 31, 2010
Prime Money Market	$229,531	$169,310
Institutional Money Market	$1,949,643	$3,752,934
Institutional Government Money Market	$502,322	$1,296,744
U.S. Treasury Money Market	$260,061	$251,187

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Fifth Third Funds
Notes to Financial Statements, continued
January 31, 2012 (Unaudited)

As of July 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Total Accumulated Earnings/ (Deficit)
Prime Money Market	$2,293	$(610,167)	$(607,874)
Institutional Money Market	$4,493	$(2,465,161)	$(2,460,668)
Institutional Government Money Market	$2,433	$(981)	$1,452
U.S. Treasury Money Market	$8,756	$–	$8,756

As of July 31, 2011, the following Funds have net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by U.S. Treasury regulations:

	Expiration Year
Fund	2014	2015	2016	2017	2018	2019	Total
Prime Money Market	$92,314	$–	$–	$100,645	$9,872	$407,336	$610,167
Institutional Money Market	$696	$–	$–	$81,732	$25,057	$2,357,676	$2,465,161
Institutional Government Money Market	$–	$–	$–	$–	$981	$–	$981

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after July 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

During the year ended July 31, 2011, the funds used capital loss carryforwards in the following amounts:

Fund	Amount Used
Institutional Government Money Market	$15,774

(7) Market and Credit Risk

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the

61

Fifth Third Funds
Notes to Financial Statements, continued January 31, 2012 (Unaudited)

financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

(8) 10% Shareholders

As of January 31, 2012, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the fund as detailed below:

Fund	Number of Accounts	% of Shares Outstanding
Prime Money Market Fund	2	86.18%
Institutional Money Market Fund	2	53.46%
Institutional Government Money Market Fund	3	73.00%
U.S. Treasury Money Market Fund	3	70.90%

Affiliated Shareholders

As of January 31, 2012, Fifth Third Bank and its affiliates and the retirement plans of Fifth Third Bank and its affiliates, held shares which may be redeemed at any time as detailed below:

Fund	Number of Accounts	% of Affiliated Shareholders
Prime Money Market Fund	2	86.18%
Institutional Money Market Fund	2	53.46%
Institutional Government Money Market Fund	3	73.00%
U.S. Treasury Money Market Fund	3	70.90%

(9) Guarantees and Indemnifications

Under the Trust’s organizational documents, its Officers and Board of Trustees (“Trustees”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for the general indemnification of Trustees and Officers. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

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Fifth Third Funds
Notes to Financial Statements, continued January 31, 2012 (Unaudited)

(10) Securities Valuations

The Funds use various methods to measure the fair value of most of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

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Fifth Third Funds
Notes to Financial Statements, continued January 31, 2012 (Unaudited)

(11) Fair Value Measurements

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Short term notes – Investments of the Funds are valued at amortized cost, which approximates market value. Under the amortized cost method, to the extent the inputs are observable and timely, the values would be categorized in level 2 of the fair value hierarchy.

Open-end investment companies – Investments are valued at net asset value as reported by such investment companies and are categorized as level 1.

The following is a summary of the fair value hierarchy according to the inputs used as of January 31, 2012 in valuing the Funds’ assets and liabilities:

	Fair Value Measurement at 1/31/2012 using
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 1/31/12
Prime Money Market
Assets
Corporate Bonds	$–	$159,795,722	$–	$159,795,722
U.S. Government Agencies	–	47,505,523	–	47,505,523
Certificates of Deposit	–	70,996,949	–	70,996,949
Commercial Paper	–	159,245,542	–	159,245,542
Demand Notes	–	68,899,000	–	68,899,000
Municipal Demand Notes	–	192,069,827	–	192,069,827
Money Markets	36,831,909	–	–	36,831,909
Repurchase Agreements	–	130,861,000	–	130,861,000
Total	$36,831,909	$829,373,563	$–	$866,205,472

Institutional Money Market
Assets
Corporate Bonds	$–	$387,702,243	$–	$387,702,243
Mortgage-Backed Securities	–	7,124,543	–	7,124,543
U.S. Government Agencies	–	103,268,866	–	103,268,866
Certificates of Deposit	–	234,995,756	–	234,995,756
Commercial Paper	–	319,779,570	–	319,779,570
Demand Notes	–	121,980,000	–	121,980,000
Municipal Demand Notes	–	529,514,000	–	529,514,000
Money Markets	78,057,035	–	–	78,057,035
Repurchase Agreements	–	203,392,000	–	203,392,000
Total	$78,057,035	$1,907,756,978	$–	$1,985,814,013

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Fifth Third Funds
Notes to Financial Statements, continued January 31, 2012 (Unaudited)

	Fair Value Measurement at 1/31/2012 using
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 1/31/12
Institutional Government Money Market
Assets
Corporate Bonds	$–	$141,198,902	$–	$141,198,902
Mortgage-Backed Securities	–	66,961,491	–	66,961,491
U.S. Government Agencies	–	780,916,918	–	780,916,918
Money Markets	411,239	–	–	411,239
Repurchase Agreements	–	517,758,000	–	517,758,000
Total	$411,239	$1,506,835,311	$–	$1,507,246,550
U.S. Treasury Money Market
Assets
Corporate Bonds	$–	$86,098,650	$–	$86,098,650
U.S. Government Agencies	–	30,000,000	–	30,000,000
U.S. Treasury Notes	–	256,541,730	–	256,541,730
Money Markets	2,510,910	–	–	2,510,910
Repurchase Agreements	–	670,092,000	–	670,092,000
Total	$2,510,910	$1,042,732,380	$–	$1,045,243,290

There were no transfers between level 1 and level 2 during the period. The Funds did not have level 3 holdings at the beginning or end of the period ended January 31, 2012.

(12) Subsequent Events

Management has evaluated the possibility of subsequent events and has determined that there are no additional events that would require adjustment to or additional disclosure in the Funds’ financial statements.

65

Fifth Third Funds
Supplemental Information (Unaudited)

EXPENSE EXAMPLE

As a shareholder of the Fifth Third Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fifth Third Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2011 through January 31, 2012.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The expense ratio may vary period to period because of various factors, as a result of expenses incurred that are outside the cap (such as extraordinary expenses and interest expense.)

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Supplemental Information (Unaudited), continued

		Beginning Account Value 8/1/11	Ending Account Value 1/31/12	Expense Paid During Period * 8/1/11– 1/31/12	Expense Ratio During Period 8/1/11– 1/31/12
Prime	Institutional Shares	$1,000.00	$1,000.10	$1.21	0.24%
Money Market	Class A Shares	1,000.00	1,000.10	1.21	0.24%
	Class B Shares	1,000.00	1,000.10	1.21	0.24%
	Class C Shares	1,000.00	1,000.10	1.21	0.24%

Institutional	Institutional Shares	1,000.00	1,000.30	1.06	0.21%
Money Market	Select Shares	1,000.00	1,000.10	1.26	0.25%
	Preferred Shares	1,000.00	1,000.10	1.26	0.25%
	Trust Shares	1,000.00	1,000.10	1.26	0.25%

Institutional	Institutional Shares	1,000.00	1,000.10	0.75	0.15%
Government	Select Shares	1,000.00	1,000.10	0.75	0.15%
Money Market	Preferred Shares	1,000.00	1,000.10	0.75	0.15%
	Trust Shares	1,000.00	1,000.10	0.75	0.15%

U.S. Treasury	Institutional Shares	1,000.00	1,000.10	0.50	0.10%
Money Market	Select Shares	1,000.00	1,000.10	0.50	0.10%
	Preferred Shares	1,000.00	1,000.10	0.50	0.10%
	Trust Shares	1,000.00	1,000.10	0.50	0.10%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
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Fifth Third Funds
Supplemental Information (Unaudited), continued

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fifth Third Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may however use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, as a result of expenses incurred that are outside the cap (such as extraordinary expenses and interest expense.)

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Supplemental Information (Unaudited), continued

		Beginning Account Value 8/1/11	Ending Account Value 1/31/12	Expense Paid During Period * 8/1/11– 1/31/12	Expense Ratio During Period 8/1/11– 1/31/12
Prime	Institutional Shares	$1,000.00	$1,023.93	$1.22	0.24%
Money Market	Class A Shares	1,000.00	1,023.93	1.22	0.24%
	Class B Shares	1,000.00	1,023.93	1.22	0.24%
	Class C Shares	1,000.00	1,023.93	1.22	0.24%

Institutional	Institutional Shares	1,000.00	1,024.08	1.07	0.21%
Money Market	Select Shares	1,000.00	1,023.88	1.27	0.25%
	Preferred Shares	1,000.00	1,023.88	1.27	0.25%
	Trust Shares	1,000.00	1,023.88	1.27	0.25%

Institutional	Institutional Shares	1,000.00	1,024.38	0.76	0.15%
Government	Select Shares	1,000.00	1,024.38	0.76	0.15%
Money Market	Preferred Shares	1,000.00	1,024.38	0.76	0.15%
	Trust Shares	1,000.00	1,024.38	0.76	0.15%

U.S. Treasury	Institutional Shares	1,000.00	1,024.63	0.51	0.10%
Money Market	Select Shares	1,000.00	1,024.63	0.51	0.10%
	Preferred Shares	1,000.00	1,024.63	0.51	0.10%
	Trust Shares	1,000.00	1,024.63	0.51	0.10%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

69

Fifth Third Funds
Supplemental Information (Unaudited)

Approval of the Management Agreement

The Board of Trustees, including all of the trustees who are not “interested persons” of the Trust (the “Independent Trustees”), at a meeting held on September 28-29, 2011, approved the continuance of the Trust’s investment advisory agreement with Fifth Third Asset Management, Inc. (“FTAM” or the “Adviser”) with respect to all Funds of the Trust. The above-referenced agreement is the “Advisory Agreement” and the action considered was the “Continuance” of the Advisory Agreement.

The Independent Trustees began their process of reviewing information, which they had previously requested, and considering the Continuance at the Board’s August 30, 2011 meeting. The Independent Trustees were assisted in their review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreement. The Independent Trustees deliberated outside the presence of management and the Adviser. After this review of the information received, the Independent Trustees presented their findings and recommendations to the full Board.

The Trustees reviewed extensive material in connection with their consideration of the Continuance, including data compiled by Lipper, Inc. (“Lipper”), an independent source of mutual fund data, which included comparisons with industry averages for comparable funds for advisory fees, Rule 12b-1 fees, administration fees, transfer agency fees, and total fund expenses. The data reflected FTAM’s fee waivers in place, as well as FTAM’s contractual advisory fees. FTAM also provided the Board with the results of a three-pronged performance and expense test developed by FTAM. The Board received reports from FTAM’s Chief Investment Officer with respect to brokerage practices, best execution, fund performance, and expense trends. The Board reviewed the benefits realized by FTAM (and its affiliates) from its relationship with the Funds. The Board received a detailed presentation by FTAM, which included a fund-by-fund analysis of performance and profitability.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of the Continuance, and no factor alone was considered determinative. The Trustees determined that the overall arrangements between the Trust and the Adviser, as provided in the Advisory Agreement, were fair and reasonable, and that the Continuance of the Advisory Agreement was in the best interests of each Fund.

70

Fifth Third Funds
Supplemental Information (Unaudited), continued

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions.

Nature, Extent, and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent, and quality of services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of investment personnel of the Adviser responsible for the day-to-day management of each Fund. The Trustees considered the overall reputation, the capabilities and commitment of the Adviser to provide high-quality service to the Trust, and the Trustees’ overall confidence in the Adviser’s integrity.

The Trustees received information concerning the investment philosophy and investment processes applied by the Adviser in managing the Funds. The Trustees generally considered information regarding regulatory compliance and compliance with the investment policies of the Funds. The Trustees evaluated the trading practices of the Adviser. The Trustees also evaluated the procedures of the Adviser designed to fulfill the Adviser’s fiduciary duty to the Funds with respect to possible conflicts of interest, including the Adviser’s codes of ethics (regulating the personal trading of their officers and employees).

Based on their review, the Trustees concluded that, with respect to the quality and nature of services provided by the Adviser, the scope of responsibilities was consistent with mutual fund industry norms, and that the quality of services was satisfactory.

Investment Performance

The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s benchmark and Lipper peer universe. In the Trustees’ review of performance, both long- and short-term performance were considered.

Fifth Third Prime Money Market Fund. The Trustees noted that the Fund was in the second quintiles of its Lipper peer universe (with the first quintile being the best performers and the fifth quintile being the worst performers) on a one-, three-, and five-year basis.

71

Fifth Third Funds
Supplemental Information (Unaudited), continued

Fifth Third Institutional Money Market Fund. The Trustee noted that the Fund was in the second, first and first quintiles of its Lipper peer universe on a one-, three-, and five-year basis, respectively.

Fifth Third Institutional Government Money Market Fund and the Fifth Third U.S. Treasury Money Market Fund. The Trustees noted that each Fund was in the first quintile of its Lipper peer universe on a one-, three-, and five-year basis.

After reviewing the performance of each Fund, and taking into consideration the management style, investment strategies, and prevailing market conditions during the prior year and for longer periods, the Trustees concluded that the performance of each of the Funds was acceptable or better and that in cases where performance issues were encountered, the Adviser was appropriately addressing the situation.

Cost of Services, Including the Profits Realized by the Adviser and Affiliates

The Trustees considered peer group comparable information with respect to the advisory fees charged by FTAM to each of the Funds, taking into consideration both contractual and actual (i.e., after waiver) fee levels. The Trustees concluded that the investment advisory fees fell within an acceptable range as compared to peer groups, particularly in light of the fee waivers and/or expense limitations that were proposed or that would be continued in the upcoming year. The Trustees also compared the advisory fees to the fees charged by the Adviser to other accounts with similar investment goals as the Funds. The Trustees noted that, although FTAM manages other accounts with investment goals similar to those of the Funds, the fees payable to FTAM for managing those accounts are generally lower than the fees charged to the Funds due to increased regulatory and compliance requirements applicable to the Funds and the increased portfolio management necessary to address daily shareholder transaction activity.

The Trustees also considered the reasonableness of advisory fees and, where relevant, the profitability of the Adviser. In determining whether all investment advisory fees were reasonable, the Trustees reviewed profitability information provided by FTAM with respect to investment advisory, administration, accounting, and transfer agency services provided to the Funds. With respect to such information, the Trustees

72

Fifth Third Funds
Supplemental Information (Unaudited), continued

recognized that such profitability data was generally unaudited and represented FTAM’s own determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. Based on their review, the Trustees concluded that the profitability to FTAM, as a result of its relationship with the Funds, was acceptable. The Board concluded that the fees under the Advisory Agreement were not unreasonable in light of the services and benefits provided to each Fund of the Trust.

Expenses

The Trustees reviewed information on each Fund’s actual net expense ratio as provided by Lipper and the proposed net expense ratio (taking into account fee waivers and/or expense limitations to go into effect from November 25, 2011 to November 30, 2012).

Fifth Third Prime Money Market Fund. The Trustees noted that the Fund’s actual net and proposed net expense ratios were in the fifth quintile of its Lipper peer group (the first quintile being the lowest expenses and the fifth quintile being the highest expenses). The Adviser noted the fee waivers/expense reimbursements made to maintain the Fund’s yield positive at 0.01% and that the Fund’s net expense ratio, taking into account these additional fee waivers/expense reimbursements, was lower than its Lipper peer group average.

Fifth Third Institutional Money Market Fund. The Trustees noted that the Fund’s actual net and proposed net expense ratios were in the second quintile of its Lipper peer group. The Adviser noted the fee waivers/expense reimbursements made to maintain the Fund’s yield positive at 0.01%.

Fifth Third Institutional Government Money Market Fund. The Trustees noted that the Fund’s actual net and proposed net expense ratios were in the fourth quintile of its Lipper peer group. The Adviser noted the fee waivers/expense reimbursements made to maintain the Fund’s yield positive at 0.01% and that the Fund’s net expense ratio, taking into account these additional fee waivers/expense reimbursements, was slightly higher than its Lipper peer group average.

Fifth Third U.S. Treasury Money Market Fund. The Trustees noted that the Fund’s actual net expense ratio was in the fourth quintile of its

73

Fifth Third Funds
Supplemental Information (Unaudited), continued

Lipper peer group and its proposed net expense ratio was in the fifth quintile of its Lipper group. The Adviser noted the fee waivers/expense reimbursements made to maintain the Fund’s yield positive at 0.01% and that the Fund’s net expense ratio, taking into account these additional fee waivers/expense reimbursements, was slightly higher than its Lipper peer group average.

After reviewing the expenses of each Fund, and taking into consideration the Adviser’s fee waivers and/or expense limitations, the Trustees concluded that the expenses of each Fund were acceptable.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust’s assets. The Trustees found that the Adviser had reduced Fund total expense ratios through fee waivers and/or expense limitations. The Trustees noted recent decreases in asset levels on a complex-wide basis. The Trustees found that the asset levels of the Trust were not currently so large as to warrant formal contractual breakpoints and found that the expense limitations and/or fee waivers were a reasonable way to provide the benefits of economies of scale to shareholders at this time.

Other Benefits to FTAM and Affiliates

The Trustees considered that FTAM engages in soft dollar arrangements in connection with brokerage transactions for the Funds. The Trustees also considered benefits derived by FTAM from its relationship with the Funds, including the other services provided and fees received by FTAM and its affiliates for providing such services, and concluded for each Fund that the direct and indirect benefits accruing to FTAM were reasonable in comparison with the costs of providing advisory services, the advisory fee charged to each Fund, FTAM’s commitment to waive fees and/or limit expenses, and the benefits to each Fund.

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80

Addresses

Fifth Third Funds	Fifth Third Funds
38 Fountain Square Plaza
Cincinnati, Ohio 45202

Investment Advisor, Administrator and Accountant	Fifth Third Asset Management, Inc.
38 Fountain Square Plaza
Cincinnati, Ohio 45202

Distributor	FTAM Funds Distributor, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

Custodian, Sub-Accountant and Sub-Administrator	State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Transfer and Dividend Disbursing Agent	Boston Financial Data Services, Inc.
30 Dan Road
Canton, Massachusetts 02021

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP
1100 Walnut, Suite 1300
Kansas City, Missouri 64106

Item 2.	Code of Ethics.

Not applicable - only for annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable - only for annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable - only for annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Semi-Annual report in Item 1.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)     The registrant’s Principal Executive Officer and Principal Financial Officer have concluded as of a date within 90 days of the filing of this report, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”), that, except as noted below, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

Management identified a significant deficiency in controls which existed during the reporting period. Specifically, management noted deficiencies with respect to calculating the amortization expense related to interest only securities. The deficiency in internal controls did not materially affect the financial statements as of January 31, 2012. Management has taken steps to enhance its control procedures and oversight related to amortization expense accruals.

(b)       Except as noted above, there was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable - only for annual reports.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIFTH THIRD FUNDS

/s/ E. Keith Wirtz
E. Keith Wirtz
President

Date: April 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ E. Keith Wirtz
E. Keith Wirtz
President
(Principal Executive Officer)

Date: April 9, 2012

/s/ Shannon King
Shannon King
Treasurer
(Principal Financial and Accounting Officer)

Date: April 9, 2012